UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23489
Nuveen Dynamic Municipal Opportunities Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Mark L. Winget
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(312) 917-7700

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2022
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Closed-End	31 October
Funds	2022

Nuveen Municipal Closed-End Funds

NVG	Nuveen AMT-Free Municipal Credit Income Fund
NZF	Nuveen Municipal Credit Income Fund
NMZ	Nuveen Municipal High Income Opportunity Fund
NMCO	Nuveen Municipal Credit Opportunities Fund
NDMO	Nuveen Dynamic Municipal Opportunities Fund

Annual Report

IMPORTANT DISTRIBUTION NOTICE for Shareholders of the Nuveen Dynamic Municipal Opportunity Fund (NDMO) Annual Shareholder Report for the period ending October 31, 2022
The Nuveen Dynamic Municipal Opportunity Fund (NDMO) seeks to offer attractive cash flow to its shareholders, by converting the expected long-term total return potential of the Fund’s portfolio of investments into regular monthly distributions. Following is a discussion of the Managed Distribution Policy the Fund uses to achieve this.
The Fund pays monthly common share distributions that seek to convert the Fund’s expected long-term total return potential into regular cash flow. As a result, the Fund’s regular common share distributions (presented $0.0765 per share) may be derived from a variety of sources, including:
•	net investment income consisting of regular interest and dividends,
•	realized capital gains or,
•	possibly, returns of capital representing in certain cases unrealized capital appreciation.
Such distributions are sometimes referred to as “managed distributions.” The Fund seeks to establish a distribution rate that roughly corresponds to the Adviser’s projections of the total return that could reasonably be expected to be generated by the Fund over an extended period of time. The Adviser may consider many factors when making such projections, including, but not limited to, long-term historical returns for the asset classes in which the Fund invests. As portfolio and market conditions change, the distribution amount and distribution rate on the Common Shares under the Fund’s Managed Distribution Policy could change.
When it pays a distribution, the Fund provides holders of its Common Shares a notice of the estimated sources of the Fund’s distributions (i.e., what percentage of the distributions is estimated to constitute ordinary income, short-term capital gains, long-term capital gains, and/or a non-taxable return of capital) on a year-to-date basis. It does this by posting the notice on its website (www.nuveen.com/cef), and by sending it in written form.
You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy. The Fund’s actual financial performance will likely vary from month-to-month and from year-to-year, and there may be extended periods when the distribution rate will exceed the Fund’s actual total returns. The Managed Distribution Policy provides that the Board may amend or terminate the Policy at any time without prior notice to Fund shareholders. There are presently no reasonably foreseeable circumstances that might cause the Fund to terminate its Managed Distribution Policy.

Chair’s Letter

to Shareholders

Dear Shareholders,
With more economic indicators pointing to a broadening contraction across the world’s economies, the conversation has shifted from debating whether a global recession would happen to considering by how much and for how long. Higher than expected inflation has made the outcome more unpredictable, as it has dampened consumer sentiment, pushed central banks into raising interest rates more aggressively and contributed to considerable turbulence in the markets this year.
Inflation has surged partially due to pandemic-related supply chain bottlenecks, exacerbated by Russia’s war in Ukraine and recurring lockdowns across China to contain a large-scale COVID-19 outbreak. This has necessitated increasingly forceful responses from the U.S. Federal Reserve (Fed) and other central banks, who have signaled their intentions to slow inflation while tolerating materially slower economic growth and some softening in the labor market. As anticipated, the Fed began the rate hiking cycle in March 2022, raising its short-term rate by 0.25% from near zero for the first time since the pandemic was declared more than two years ago. Larger increases of 0.50% in May, four increases of 0.75% during the summer and fall, and another 0.50% hike in December 2022 followed, bringing the target fed funds rate to a range of 4.25% to 4.50%. Additional rate hikes are expected in 2023, as Fed officials closely monitor inflation data along with other economic measures and will modify their rate setting policy based upon these factors. After contracting in the first half of 2022, U.S. gross domestic product resumed positive growth in the third quarter, according to the government’s estimates. The recent strength was largely attributed to a narrowing in the trade deficit while consumer and business activity has remained slower in part due to higher prices and borrowing costs. The sharp increase in the U.S. dollar’s value relative to other currencies in 2022 has added further uncertainty to the economic outlook. However, the still strong labor market suggests not all areas of the economy are weakening in unison.
While markets will likely continue fluctuating with the daily headlines, we encourage investors to keep a long-term perspective. To learn more about how well your portfolio is aligned to your time horizon, risk tolerance and investment goals, consider reviewing it with your financial professional.
On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,

Terence J. Toth

Chair of the Board

December 22, 2022

Important Notices
For Shareholders of

Nuveen AMT-Free Municipal Credit Income Fund (NVG)

Nuveen Municipal Credit Income Fund (NZF)

Nuveen Municipal High Income Opportunity Fund (NMZ)

Nuveen Municipal Credit Opportunities Fund (NMCO)

Nuveen Dynamic Municipal Opportunities Fund (NDMO)
Fund Reorganizations
Effective prior to the opening of business on June 6, 2022, Nuveen Enhanced Municipal Value Fund (NEV) was reorganized into NZF (the “Reorganization”). Refer to Note 1 and Note 11 of the Notes to Financial Statements within this report for further details on the Reorganization.
After October 31, 2022, the mergers of Nuveen Ohio Quality Municipal Income Fund (NUO) and Nuveen Georgia Quality Income Municipal Income Fund (NKG) into NZF was approved by each Fund’s Board of Trustees. Each merger is pending shareholder approval by NUO and NKG, respectively.

Portfolio Managers’ Comments
Nuveen AMT-Free Municipal Credit Income Fund (NVG) Nuveen Municipal Credit Income Fund (NZF) Nuveen Municipal High Income Opportunity Fund (NMZ) Nuveen Municipal Credit Opportunities Fund (NMCO) Nuveen Dynamic Municipal Opportunities Fund (NDMO)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC, the Funds’ investment adviser. Paul L. Brennan, CFA, manages the Nuveen AMT-Free Municipal Credit Income Fund (NVG), Scott R. Romans, PhD manages the Nuveen Municipal Credit Income Fund (NZF), John V. Miller, CFA, manages the Nuveen Municipal High Income Opportunity Fund (NMZ), John V. Miller and Steve M. Hlavin manage the Nuveen Municipal Credit Opportunities Fund (NMCO) and John V. Miller and Timothy T. Ryan, CFA manage the Nuveen Dynamic Municipal Opportunities Fund (NDMO).
Here the portfolio management team discusses U.S. economic and municipal bond market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended October 31, 2022. For more information on the Funds’ investment objectives and policies, please refer to the Shareholder Update section at the end of the report.
What factors affected the U.S. economy and municipal bond markets during the twelve-month reporting period ended October 31, 2022?
After recovering from the pandemic in 2021, the U.S. economy weakened in 2022. Overall, 2021 gross domestic product (GDP) grew by 5.7% as the economy reopened with the help of $5.3 trillion in crisis-related aid from the federal government, low borrowing rates for businesses and individuals, an increase in COVID-19 vaccinations and improved treatments for COVID-19. However, in early 2022, China’s COVID-19 lockdown and the Russia-Ukraine war worsened existing pandemic-related supply chain disruptions. Inflation increased more than expected over much of 2022, putting pressure on global central banks to respond with more aggressive measures.
The U.S. Federal Reserve (Fed) began an interest rate hiking cycle in March 2022, raising its short-term rate by 0.25% from near zero for the first time since the pandemic was declared more than two years ago. Larger increases of 0.50% in May 2022, three increases of 0.75% during the summer and fall, and additional hikes of 0.75% in November 2022 and 0.50% in December 2022 (subsequent to the end of the reporting period) followed, bringing the target fed funds rate to a range of 4.25% to 4.50%. Volatility increased as

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

markets considered whether the Fed could cool inflation without causing a recession. Additionally, the U.S. dollar appreciated significantly relative to major world currencies, accelerating in March 2022, serving as a headwind to the profits of international companies and U.S. domestic companies with overseas earnings. The dollar’s appreciation was driven in part by the Fed’s increasingly forceful response to inflation compared with other central banks, the relatively better prospects of the U.S. economy and “safe-haven” flows from investors uncertain about geopolitical and global economic conditions. In September 2022, global currency and bond markets sold off sharply on concerns about the U.K.’s new fiscal spending plan, but recovered in October 2022 after the plan was mostly withdrawn and a new prime minster was announced.
By mid-year 2022, inflation and higher borrowing costs appeared to be dampening consumer confidence and consumer spending. U.S. GDP contracted in the first half of 2022, falling by an annual rate of 1.6% and 0.6% in the first and second quarters of 2022, respectively, according to the U.S. Bureau of Economic Analysis. However, the labor market, another key gauge of the economy’s health, has remained resilient. By July 2022, the economy had recovered the 22 million jobs lost since the beginning of the pandemic, and as of October 2022, the unemployment rate remained near its pre-pandemic low at 3.7%. U.S. GDP returned to expansion in the third quarter of 2022, growing by 2.9% (annualized) according to the government’s second estimate, but the gains were primarily related to trade balance adjustments.
The broad municipal bond market declined over the twelve-month reporting period, primarily driven by interest rate and economic uncertainty. Municipal yields rose across the maturity spectrum, with a greater increase at the shorter end of the curve as markets priced in a more aggressive pace of monetary tightening to combat persistently high inflation. Although the yield curve flattened overall, shorter maturities still outperformed longer maturities. In response to the rising interest rate environment and heightened market volatility, dealers reduced their inventories and investors increased redemptions from traditional municipal bond mutual funds. For much of the reporting period, credit spreads were generally stable given relatively strong municipal fundamentals, although there was some widening as the market sell-off continued.
What key strategies were used to manage the Funds during the twelve-month reporting period ended October 31, 2022?
NVG and NZF’s investment objectives are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market. The Funds invest in tax-exempt municipal bonds that the portfolio management teams believe are underrated or undervalued or that represent municipal market sectors that are undervalued, and use leverage.
NMZ’s primary investment objective is to provide high current income exempt from regular federal income tax. Its secondary investment objective is to seek attractive total return consistent with its primary objective. NMZ invests in an actively managed portfolio of tax-exempt municipal securities, and uses leverage.
NMCO’s primary investment objective is to provide a high level of current income exempt from regular U.S. federal income tax and secondarily, total return. NMCO invests primarily in high yielding, low to medium-quality municipal securities, and uses leverage.
NDMO’s investment objective is to provide total return through income exempt from regular federal income taxes and capital appreciation. NDMO invests primarily in municipal securities, the income on which is exempt from regular U.S. federal income tax, and uses leverage.
During the reporting period, the Funds’ trading activity remained focused on pursuing their investment objectives. The rising yield environment during this reporting period was favorable for the Funds to reset embedded yields higher in their portfolios, primarily by executing on tax-loss swap opportunities. This strategy involves selling depreciated bonds with lower embedded yields to reinvest in similarly structured, higher income-producing bonds to support the Funds’ income earnings and capture tax efficiencies.
The Funds were active in managing their leverage levels during the period. NVG modestly increased leverage at the beginning of the period but then reduced leverage in the second half of the reporting period; this contributed to higher portfolio trade activity.

Portfolio Managers’ Comments (continued)
Please see the Notes to Financial Statements for additional details. Additionally, NVG, NDMO and NMCO actively sought to reduce their overall duration profiles by selling positions in longer-duration bonds and by collapsing certain tender option bond structures that were no longer cost-efficient because of rising borrowing costs.
As of October 31, 2022, the Funds continued to use inverse floating rate securities. The Funds employ inverse floating rate securities, which are the residual interest in a tender option bond (TOB) trust, and are sometimes referred to as “inverse floaters,” for a variety of reasons, including duration management and income and total return enhancement.
How did the Funds perform during the twelve-month reporting period ended October 31, 2022?
The Funds significantly underperformed their respective benchmarks for the twelve-month reporting period ended October 31, 2022. For purposes of this Performance Commentary, references to each Fund’s relative performance are in comparison to the following: for NVG and NZF, a blended benchmark composed of 60% S&P Municipal Bond Investment Grade Index and 40% S&P Municipal Bond High Yield Index; for NMZ and NMCO, the S&P Municipal Yield Index; and for NDMO, the S&P Municipal Bond Index.
The Funds’ use of leverage through their issuance of preferred shares, reverse repurchase agreements, borrowings and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds, detracted significantly from relative performance during the reporting period. However, the Funds’ use of leverage was accretive to overall common share income. Leverage is discussed in more detail in the Fund Leverage section of this report.
The Funds’ longer-duration positioning relative to their respective benchmark indexes was another primary detractor from relative performance. The negative impact came from the Funds’ overweight allocations to longer-duration bonds, which underperformed in the rising rate environment, and their corresponding underweights to shorter-duration bonds, which outperformed. Additionally, for NVG and NZF, overweight allocations to lower rated, higher yielding bonds also dampened relative performance.
Partially offsetting these detractors for NVG, NMZ and NMCO were these Funds’ holdings in Energy Harbor common stock. The equity position came into the portfolios in 2020 as part of the bankruptcy restructuring of FirstEnergy Solutions, the predecessor of Energy Harbor and a former holding in the Funds. The stock price rose in the reporting period on the back of rising energy prices and greater interest in low carbon energy sources. NVG, NMZ and NMCO also own Energy Harbor tax-exempt bonds, but the stock position was the main contributor. In addition, NZF’s favorable security selection was a positive performance driver relative to its benchmark, while NDMO’s overweight to lower rated, higher yielding credit was advantageous relative to its benchmark. Additionally, NDMO managed the duration of its portfolio by shorting interest rate futures contracts, which was beneficial to relative performance and helped mitigate the negative impact of the Fund’s overall longer-duration profile.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares, reverse repurchase agreements, borrowings and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest a Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.
The Funds’ use of leverage significantly detracted from relative performance during the reporting period. However, the Funds’ use of leverage was accretive to overall common share income.
As of October 31, 2022, the Funds’ percentages of leverage are as shown in the accompanying table.

	NVG**	NZF	NMZ	NMCO	NDMO
Effective Leverage*	44.24%	44.03%	42.78%	43.38%	28.77%
Regulatory Leverage*	41.51%	41.01%	24.62%	42.87%	28.07%

*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings and reverse repurchase agreements are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.
**	Percentages do not include preferred shares noticed for redemption as noted on the Statement of Assets and Liabilities.

Fund Leverage (continued)
THE FUNDS’ REGULATORY LEVERAGE
As of October 31, 2022, the Funds have issued and outstanding preferred shares as shown in the accompanying table.

		Variable Rate
	Variable Rate	Remarketed
	Preferred*	Preferred**
	Shares Issued	Shares Issued at
	at Liquidation	at Liquidation
	Preference	Preference	Total
NVG***	$160,900,000	$1,686,600,000	$1,847,500,000
NZF	$1,172,000,000	$196,000,000	$1,368,000,000
NMZ	$357,000,000	$ —	$357,000,000
NMCO	$350,000,000	$100,000,000	$450,000,000
NDMO	$240,000,000	$ —	$240,000,000

*	Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares for further details.
**	Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP-VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares, for further details.
***	Amounts do not include preferred shares noticed for redemption as noted on the Statement of Assets and Liabilities.
Refer to Notes to Financial Statements, Note 5 – Fund Shares for further details on preferred shares and each Fund’s respective transactions.
Reverse Repurchase Agreements
As noted previously, during the current fiscal period, NMZ and NDMO used reverse repurchase agreements, in which each Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed upon price and date. The Funds’ transactions in reverse repurchase agreements are as shown in the accompanying table.
							Subsequent to the Close of
		Current Reporting Period					the Reporting Period
	Outstanding			Outstanding	Average			Outstanding
	Balance as of			Balance as of	Balance			Balance as of
	November 1, 2021	Sales	Purchases	October 31, 2022	Outstanding	Sales	Purchases	December 22, 2022
NMZ	$ —	$74,310,000	$(74,310,000)	$ —	$65,153,760*	$ —	$ —	$ —
NDMO	$44,800,000	$ —	$(44,800,000)	$ —	$44,800,000**	$ —	$ —	$ —

* For the period November 4, 2021 (initial sales on reverse repurchase agreements) through June 8, 2022 (termination date of reverse repurchase agreements).
** For the period November 1, 2021 through June 7, 2022 (termination date of reverse repurchase agreements).
Refer to Notes to Financial Statements, Note 9 – Borrowing Arrangements for further details.

Bank Borrowings
As noted previously, NDMO employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table. Paydowns reflect on-going leverage management activity that seeks to maintain the Fund’s leverage ratio within a specified internal operating range.

Subsequent to the Close of
		Current Reporting Period					the Reporting Period
	Outstanding			Outstanding	Average			Outstanding
	Balance as of			Balance as of	Balance			Balance as of
	November 1, 2021	Draws	Paydowns	October 31, 2022	Outstanding	Draws	Paydowns	December 22, 2022
NDMO	$191,900,000	$ —	$(191,900,000)	$ —	$191,900,000*	$ —	$ —	$ —

* For the period November 1, 2021 through June 7, 2022 (termination date of borrowings).
Refer to Notes to Financial Statements, Note 9 – Borrowing Arrangements for further details.

Common Share Information
NVG, NZF, NMZ and NMCO COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the distributions for NVG, NZF, NMZ and NMCO are current as of October 31, 2022. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NVG	NZF	NMZ	NMCO
November 2021	$0.0675	$0.0660	$0.0650	$0.0620
December	0.0675	0.0660	0.0650	0.0620
January	0.0675	0.0660	0.0650	0.0620
February	0.0675	0.0660	0.0650	0.0620
March	0.0675	0.0660	0.0650	0.0620
April	0.0640	0.0585	0.0650	0.0620
May	0.0640	0.0585	0.0650	0.0620
June	0.0640	0.0585	0.0650	0.0620
July	0.0640	0.0585	0.0590	0.0620
August	0.0640	0.0585	0.0590	0.0620
September	0.0640	0.0585	0.0590	0.0620
October 2022	0.0545	0.0505	0.0535	0.0575
Total Distributions from Net Investment Income	$0.7760	$0.7315	$0.7505	$0.7395
Total Distributions from Long Term Capital Gains*	$0.0307	$ —	$ —	$ —
Total Distributions	$0.8067	$0.7315	$0.7505	$0.7395

Yields
Market Yield**	5.93%	5.60%	6.52%	6.64%
Taxable-Equivalent Yield**	10.00%	9.46%	11.01%	11.22%

*	Distribution paid in December 2021.
**	Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on an income tax rate of 40.8%. Your actual federal income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was not exempt from federal income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
NVG, NZF, NMZ and NMCO seek to pay regular monthly dividends out of their net investment income at a rate that reflects their past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 — Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by NVG, NZF, NMZ and NMCO during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.
COMMON SHARE DISTRIBUTION INFORMATION FOR NDMO
This notice provides shareholders with information regarding fund distributions, as required by current securities laws. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.
The following table provides of the Fund’s distribution sources, reflecting year-to-date cumulative experience through the month-end prior to the latest distribution. The Fund attributes these equally to each regular distribution throughout the year. Consequently, the estimated information as of the specified month-end shown below is for the current distribution, and also represents an updated estimate for all prior months in the year. The Fund has distributed more than its income and net realized capital gains; therefore, a portion of the distributions is a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”
The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The Fund will send a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of October 31, 2022

	Fiscal YTD			Fiscal YTD
Percentage of Distributions				Per Share Amounts
Net				Net
Investment	Realized	Return of	Total	Investment	Realized	Return of
Income	Gains	Capital	Distribution	Income	Gains	Capital
54.5%	0.00%	45.5%	$0.9180	$0.5002	$0.0000	$0.4178

Common Share Information (continued)
The following table provides information regarding the Fund’s distributions and total return performance for the fiscal year ended October 31, 2022. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet its distributions.
Data as of October 31, 2022

	Latest			Annualized		Cumulative
	Monthly			Current	Since Inception	Fiscal YTD	Fiscal
Inception	Per Share	Fiscal YTD	Net Asset	Distribution	Return	Distributions	YTD Return
Date	Distribution	Distribution	Value (NAV)	on NAV	on NAV	on NAV	on NAV
8/26/2020	$0.0765	$0.9180	$10.34	8.87%	(10.31)%	8.87%	(28.77)%

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closedendfunds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
COMMON SHARE EQUITY SHELF PROGRAM
During the current reporting period, NVG, NMZ, NMCO and NDMO were authorized by the Securities and Exchange Commission (SEC) to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, NVG, NMZ, NMCO and NDMO, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per common share. The maximum aggregate offering under these Shelf Offerings, are as shown in the accompanying table.

	NVG*	NMZ**	NMCO	NDMO
Maximum aggregate offering	Unlimited	Unlimited	$90,000,000	$250,000,000

* Represents maximum aggregate offering for the period November 21, 2021 through October 31, 2022.
** The Fund carried forward 13,340,607 common shares from the 19,500,000 additional previously authorized common shares.
During the current reporting period, NMZ, NMCO and NDMO sold common shares through their Shelf Offering at a weighted average premium to their NAV per common share as shown in the accompanying table.

	NMZ	NMCO	NDMO
Common shares sold through shelf offering	12,811,555	1,467,274	827,780
Weighted average premium to NAV per common share sold	1.52%	1.24%	1.28%

Refer to Notes to Financial Statements, Note 5 – Fund Shares for further details on Shelf Offerings and each Fund’s transactions.

COMMON SHARE REPURCHASES
During August 2022, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.
During the current reporting period, the Funds did not repurchase any of their outstanding common shares. As of October 31, 2022, (and since the inception of the Funds’ repurchase programs), each Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

	NVG	NZF	NMZ	NMCO	NDMO
Common shares cumulatively repurchased and retired	202,500	47,500	0	0	0
Common shares authorized for repurchase	21,350,000	16,535,000	10,755,000	5,425,000	5,945,000

OTHER COMMON SHARE INFORMATION
As of October 31, 2022, the Funds’ common share prices were trading at an average premium/(discount) to their common share NAVs and trading at an average premium/(discount) to NAV during the current reporting period, as follows.

	NVG	NZF	NMZ	NMCO	NDMO
Common share NAV	12.19	12.24	9.97	11.15	10.34
Common share price	11.03	10.83	9.85	10.39	9.43
Premium/(Discount) to NAV	(9.52)%	(11.52)%	(1.20)%	(6.82)%	(8.80)%
Average premium/(discount) to NAV	(3.60)%	(5.86)%	0.48%	(2.34)%	(3.25)%

NVG	Nuveen AMT-Free Municipal Credit
Income Fund
Performance Overview and Holding Summaries as of October 31, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2022*

		Average Annual
	1-Year	5-Year	10-Year
NVG at Common Share NAV	(25.56)%	(0.80)%	2.33%
NVG at Common Share Price	(32.54)%	(0.95)%	2.07%
S&P Municipal Bond Index	(11.36)%	0.50%	1.77%
NVG Blended Benchmark	(12.96)%	1.07%	2.18%

* For purposes of Fund performance, relative results are measured against the NVG Blended Benchmark. The Fund’s Blended Benchmark consists of: the S&P Municipal Bond Index through 4/10/16 and thereafter 1) 60% S&P Municipal Bond Investment Grade Index and 2) 40% S&P Municipal Bond High Yield Index.
Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	173.2%
Common Stocks	2.1%
Corporate Bonds	0.2%
Other Assets Less Liabilities	2.6%

Net Assets Plus Floating Rate Obligations,
MFP Shares, net of deferred
offering costs & VRDP Shares,
net of deferred offering costs	178.1%
Floating Rate Obligations	(7.3)%
MFP Shares, net of deferred
offering costs	(23.4)%
VRDP Shares, net of deferred
offering costs	(47.4)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	12.4%
AAA	3.0%
AA	10.5%
A	23.2%
BBB	19.0%
BB or Lower	11.7%
N/R (not rated)	19.0%
N/A (not applicable)	1.2%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	18.0%
Health Care	15.4%
U.S. Guaranteed	12.2%
Transportation	10.9%
Tax Obligation/General	10.5%
Education and Civic Organizations	9.5%
Utilities	8.5%
Common Stocks	1.2%
Corporate Bonds	0.1%
Other	13.7%
Total	100%

States and Territories 1
(% of total municipal bonds)
Illinois	14.9%
California	8.0%
Texas	7.6%
Colorado	6.8%
Ohio	6.5%
New York	4.6%
New Jersey	4.0%
Puerto Rico	3.8%
Connecticut	3.6%
Pennsylvania	3.4%
Florida	2.5%
Wisconsin	2.4%
Georgia	2.2%
District of Columbia	2.0%
Massachusetts	1.8%
South Carolina	1.6%
Indiana	1.5%
Missouri	1.5%
Alabama	1.4%
Other	19.9%
Total	100%

1 See the Portfolio of Investments for the remaining states comprising “Other” and not listed in the table above.

NZF	Nuveen Municipal Credit Income Fund
Performance Overview and Holding Summaries as of October 31, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2022*

		Average Annual
	1-Year	5-Year	10-Year
NZF at Common Share NAV	(24.20)%	(0.47)%	2.38%
NZF at Common Share Price	(31.77)%	(1.32)%	1.70%
S&P Municipal Bond Index	(11.36)%	0.50%	1.77%
NZF Blended Benchmark	(12.96)%	1.07%	2.18%

* For purposes of Fund performance, relative results are measured against the NZF Blended Benchmark. The Fund’s Blended Benchmark consists of: the S&P Municipal Bond Index through 4/10/16 and thereafter 1) 60% S&P Municipal Bond Investment Grade Index and 2) 40% S&P Municipal Bond High Yield Index.
Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	167.5%
Common Stocks	5.7%
Investment Companies	0.1%
Variable Rate Senior Loan Interests	0.0%
Other Assets Less Liabilities	4.3%

Net Assets Plus Borrowings, Floating Rate
Obligations, MFP Shares, net of
deferred offering costs & VRDP
Shares, net of deferred offering costs	177.6%
Borrowings	(2.0)%
Floating Rate Obligations	(8.3)%
MFP Shares, net of deferred offering costs	(31.6)%
VRDP Shares, net of deferred offering costs	(35.7)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	7.3%
AAA	0.5%
AA	11.6%
A	21.5%
BBB	21.6%
BB or Lower	16.6%
N/R (not rated)	17.6%
N/A (not applicable)	3.3%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	19.3%
Tax Obligation/Limited	18.8%
Transportation	16.9%
Tax Obligation/General	14.4%
Utilities	9.2%
U.S. Guaranteed	7.1%
Common Stocks	3.3%
Investment Companies	0.1%
Variable Rate Senior Loan Interests	0.0%
Other	10.9%
Total	100%

States and Territories 1
(% of total municipal bonds)
Illinois	16.1%
California	16.0%
New York	9.9%
Florida	6.6%
Texas	6.5%
New Jersey	4.8%
Puerto Rico	4.7%
Colorado	4.2%
Pennsylvania	3.3%
Ohio	2.4%
Wisconsin	2.4%
Indiana	2.0%
South Carolina	1.8%
Other	19.3%
Total	100%

1
See the Portfolio of Investments for the remaining states comprising “Other” and not listed in the table above.

NMZ	Nuveen Municipal High Income
Opportunity Fund
Performance Overview and Holding Summaries as of October 31, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2022*

		Average Annual
	1-Year	5-Year	10-Year
NMZ at Common Share NAV	(27.13)%	(0.52)%	3.11%
NMZ at Common Share Price	(28.88)%	(0.79)%	2.48%
S&P Municipal Yield Index	(16.42)%	1.60%	3.11%

* For purposes of Fund performance, relative results are measured against the S&P Municipal Yield Index.
Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	164.6%
Common Stocks	5.8%
Corporate Bonds	0.0%
Variable Rate Senior Loan Interests	0.0%
Other Assets Less Liabilities	2.7%

Net Assets Plus Floating
Rate Obligations,AMTP
Shares, net of deferred
offering costs	173.1%
Floating Rate Obligations	(40.5)%
AMTP Shares, net of deferred
offering costs	(32.6)%
Net Assets	100%
Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	1.4%
AA	8.9%
A	11.3%
BBB	15.7%
BB or Lower	11.0%
N/R (not rated)	48.3%
N/A (not applicable)	3.4%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	28.1%
Transportation	13.6%
Education and Civic Organizations	13.6%
Health Care	12.2%
Tax Obligation/General	6.5%
Housing/Multifamily	5.8%
Common Stocks	3.4%
Corporate Bonds	0.0%
Variable Rate Senior Loan Interests	0.0%
Other	16.8%
Total	100%

States and Territories 1
(% of total municipal bonds)
Florida	12.2%
Illinois	11.7%
California	10.8%
Colorado	8.6%
Puerto Rico	6.6%
New York	6.2%
Wisconsin	5.1%
Texas	3.8%
Ohio	3.4%
Kentucky	3.3%
Missouri	2.7%
Virginia	2.7%
Arizona	2.6%
New Jersey	2.5%
Other	17.8%
Total	100%

1
See the Portfolio of Investments for the remaining states comprising “Other” and not listed in the table above.

NMCO	Nuveen Municipal Credit Opportunities Fund
Performance Overview and Holding Summaries as of October 31, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2022*

	Average Annual
		Since
	1-Year	Inception
NMCO at Common Share NAV	(23.88)%	(4.33)%
NMCO at Common Share Price	(26.91)%	(6.32)%
S&P Municipal Yield Index	(16.42)%	(1.91)%

* For purposes of Fund performance, relative results are measured against the S&P Municipal Yield Index.
Since inception returns are from 9/16/19. Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	164.7%
Common Stocks	11.3%
Corporate Bonds	0.5%
Exchange-Traded Funds	0.3%
Other Assets Less Liabilities	0.9%

Net Assets Plus Borrowings, Floating
Rate Obligations & MFP Shares,
net of deferred offerings	177.7%
Borrowings	(1.3)%
Floating Rate Obligations	(2.9)%
MFP Shares, net of deferred offerings	(73.5)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	0.2%
AA	2.3%
A	1.3%
BBB	10.4%
BB or Lower	22.0%
N/R (not rated)	57.3%
N/A (not applicable)	6.5%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	18.8%
Transportation	12.9%
Industrials	12.5%
Education and Civic Organizations	11.1%
Tax Obligation/General	10.2%
Health Care	7.0%
Long-Term Care	6.4%
Consumer Staples	6.3%
Utilities	5.5%
Common Stocks	6.4%
Corporate Bonds	0.3%
Exchange-Traded Funds	0.1%
Other	2.5%
Total	100%

States and Territories 1
(% of total municipal bonds)
Florida	14.3%
Puerto Rico	10.3%
Illinois	9.2%
Colorado	7.5%
New York	7.1%
Ohio	6.7%
Wisconsin	6.2%
California	5.1%
Pennsylvania	4.6%
Alabama	4.0%
New Jersey	2.6%
Arizona	2.5%
Other	19.9%
Total	100%

1	See the Portfolio of Investments for the remaining states comprising “Other” and not listed in the table above.

NDMO	Nuveen Dynamic Municipal Opportunities Fund
Performance Overview and Holding Summaries as of October 31, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Returns as of October 31, 2022*

	Average Annual
		Since
	1-Year	Inception
NDMO at Common Share NAV	(28.77)%	(10.31)%
NDMO at Common Share Price	(35.09)%	(13.94)%
S&P Municipal Yield Index	(16.42)%	(8.88)%
S&P Municipal Bond Index	(11.36)%	(9.11)%

* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Index.
Since inception returns are from 8/26/20. Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	128.7%
Corporate Bonds	0.4%
Other Assets Less Liabilities	11.3%
Net Assets Plus Floating
Rate Obligations & MFP Shares,
net of deferred offering costs	140.4%
Floating Rate Obligations	(1.4)%
MFP Shares, net of deferred offering costs	(39.0)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	0.3%
AAA	4.0%
AA	14.8%
A	12.4%
BBB	9.0%
BB or Lower	10.4%
N/R (not rated)	49.1%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	33.8%
Transportation	19.3%
Education and Civic Organizations	15.0%
Tax Obligation/General	8.9%
Industrials	8.3%
Corporate Bonds	0.3%
Other	14.4%
Total	100%

States and Territories 1
(% of total municipal bonds)
Florida	14.5%
Colorado	13.4%
New York	11.6%
California	10.1%
Texas	7.6%
Illinois	6.7%
Arizona	4.3%
Puerto Rico	4.1%
Ohio	3.7%
Arkansas	2.7%
Wisconsin	2.7%
Other	18.6%
Total	100%

1
See the Portfolio of Investments for the remaining states comprising “Other” and not listed in the table above.

Shareholder Meeting Report
The annual meeting of shareholders was held on August 5, 2022 for NVG, NZF, NMZ and NDMO. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members.

	NVG		NZF		NMZ
	Common and		Common and		Common and
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
	shares voting	Shares voting	shares voting	Shares voting	shares voting	Shares voting
	together	together	together	together	together	together
	as a class	as a class	as a class	as a class	as a class	as a class
Approval of the Board Members was reached as follows:
Judith M. Stockdale
For	151,790,301	—	121,200,742	—	71,987,784	—
Withhold	5,712,923	—	5,088,139	—	2,586,113	—
Total	157,503,224	—	126,288,881	—	74,573,897	—
Carole E. Stone
For	151,745,861	—	121,227,090	—	72,022,161	—
Withhold	5,757,363	—	5,061,791	—	2,551,736	—
Total	157,503,224	—	126,288,881	—	74,573,897	—
Margaret L. Wolff
For	152,078,701	—	121,388,276	—	72,043,491	—
Withhold	5,424,523	—	4,900,605	—	2,530,406	—
Total	157,503,224	—	126,288,881	—	74,573,897	—
William C. Hunter
For	—	456,170	—	10,320	—	1,870
Withhold	—	—	—	—	—	—
Total	—	456,170	—	10,320	—	1,870
Albin F. Moschner
For	—	456,170	—	10,320	—	1,870
Withhold	—	—	—	—	—	—
Total	—	456,170	—	10,320	—	1,870

	NDMO
	Common and
	Preferred	Preferred
	shares voting	Shares voting
	together	together
	as a class	as a class
Approval of the Board Members was reached as follows:
Judith M. Stockdale
For	48,770,311	—
Withhold	728,834	—
Total	49,499,145	—
Carole E. Stone
For	48,761,838	—
Withhold	737,307	—
Total	49,499,145	—
Margaret L. Wolff
For	48,815,078	—
Withhold	684,067	—
Total	49,499,145	—
William C. Hunter
For	—	2,400
Withhold	—	—
Total	—	2,400
Albin F. Moschner
For	—	2,400
Withhold	—	—
Total	—	2,400

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees
Nuveen AMT-Free Municipal Credit Income Fund, Nuveen Municipal Credit Income Fund, Nuveen Municipal High Income Opportunity Fund, Nuveen Municipal Credit Opportunities Fund, and Nuveen Dynamic Municipal Opportunities Fund:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the Funds listed in Appendix A (the Funds), including the portfolios of investments, as of October 31, 2022, the related statements of operations, cash flows and changes in net assets for the Funds and periods listed in Appendix A, and the related notes (collectively, the financial statements) and the financial highlights for the Funds and periods listed in Appendix A. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2022, the results of their operations, cash flows and the changes in their net assets for the periods listed in Appendix A, and the financial highlights for the Funds and periods listed in Appendix A, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
December 29, 2022

Appendix A
For the year ended October 31, 2022 (statements of operations and cash flows); for each of the years in the two-year period ended October 31, 2022 (statements of changes in net assets); for each of the years in the five-year period ended October 31, 2022 (financial highlights):
Nuveen AMT-Free Municipal Credit Income Fund
Nuveen Municipal Credit Income Fund
Nuveen Municipal High Income Opportunity Fund
For the year ended October 31, 2022 (statements of operations and cash flows); for each of the years in the two-year period ended October 31, 2022 (statements of changes in net assets); for each of the years in the three-year period ended October 31, 2022, and the period September 16, 2019 (commencement of operations) through October 31, 2019 (financial highlights):
Nuveen Municipal Credit Opportunities Fund
For the year ended October 31, 2022 (statements of operations and cash flows); for each of the years in the two-year period ended October 31, 2022 (statements of changes in net assets); for each of the years in the two-year period ended October 31, 2022, and the period August 26, 2020 (commencement of operations) through October 31, 2020 (financial highlights):
Nuveen Dynamic Municipal Opportunities Fund

NVG	Nuveen AMT-Free Municipal Credit
Income Fund
Portfolio of Investments
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 175.5% (100.0% of Total Investments)
	MUNICIPAL BONDS – 173.2% (98.7% of Total Investments)
	Alabama – 2.4% (1.4% of Total Investments)
3,645	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds,	9/25 at 100.00	N/R	$ 3,647,442
	University of Mobile Project, Series 2015A, 6.000%, 9/01/45, 144A
5,000	Birmingham-Jefferson Civic Center Authority, Alabama, Special Tax Bonds, Series 2018A,	7/28 at 100.00	A–	4,392,600
	4.000%, 7/01/43
31,730	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A,	No Opt. Call	A2	29,870,622
	5.000%, 9/01/46
8,100	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds,	4/25 at 100.00	N/R	7,698,240
	Spring Hill College Project, Series 2015, 5.875%, 4/15/45
	The Improvement District of the City of Mobile – McGowin Park Project, Alabama, Sales
	Tax Revenue Bonds, Series 2016A:
1,000	5.250%, 8/01/30	8/26 at 100.00	N/R	917,060
1,300	5.500%, 8/01/35	8/26 at 100.00	N/R	1,149,785
	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone
	Bonds, Hunt Refining Project, Refunding Series 2019A:
3,205	4.500%, 5/01/32, 144A 2021 2021	5/29 at 100.00	N/R	2,722,918
4,220	5.250%, 5/01/44, 144A	5/29 at 100.00	N/R	3,441,537
11,015	UAB Medicine Finance Authority, Alabama, Revenue Bonds, Series 2019B, 4.000%, 9/01/44	9/29 at 100.00	AA–	9,538,329
69,215	Total Alabama			63,378,533
	Alaska – 0.6% (0.3% of Total Investments)
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed
	Bonds, Senior Series 2021A Class 1:
4,490	4.000%, 6/01/41	6/31 at 100.00	A–	3,827,545
8,100	4.000%, 6/01/50	6/31 at 100.00	BBB+	6,366,033
1,220	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	6/31 at 100.00	BBB–	1,132,160
	Bonds, Series 2021B-1 Class 2, 4.000%, 6/01/50
35,615	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	6/31 at 30.73	N/R	3,114,532
	Bonds, Series 2021B-2 Class 2, 0.000%, 6/01/66
49,425	Total Alaska			14,440,270
	Arizona – 2.4% (1.4% of Total Investments)
1,475	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/27 at 100.00	BB	1,319,314
	Basis Schools, Inc. Projects, Series 2017D, 5.000%, 7/01/47, 144A
6,290	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of	7/29 at 100.00	BB	5,355,369
	Math & Science Projects, Series 2019, 5.000%, 7/01/54, 144A
3,260	Arizona Industrial Development Authority, Education Facility Revenue Bonds, Caurus	6/28 at 100.00	N/R	3,254,817
	Academy Project, Series 2018A, 6.375%, 6/01/39, 144A
3,142	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds,	7/27 at 100.00	N/R	2,419,491
	Series 2017A, 7.000%, 7/01/41, 144A 2021 960240 (4)
4,885	Glendale Industrial Development Authority, Arizona, Senior Living Revenue Bonds, Royal	5/26 at 103.00	BBB–	4,073,259
	Oaks Royal Oaks – Inspirata Pointe Project, Series 2020A, 5.000%, 5/15/56
1,350	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	7/31 at 100.00	BB+	936,495
	Legacy Traditional Schools Projects, Series 2021A, 4.000%, 7/01/56, 144A
	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,
	Legacy Traditional Schools Projects, Taxable Series 2019B:
1,730	5.000%, 7/01/49, 144A	7/29 at 100.00	Ba2	1,513,560
1,975	5.000%, 7/01/54, 144A	7/29 at 100.00	Ba2	1,703,753

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 800	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Reid	7/26 at 100.00	Baa3	$ 741,504
	Traditional School Projects, Series 2016, 5.000%, 7/01/47
	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion
	Project, Series 2005B:
6,000	5.500%, 7/01/37 – FGIC Insured	No Opt. Call	AA	6,786,300
8,755	5.500%, 7/01/39 – FGIC Insured	No Opt. Call	AA	9,867,235
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Basis Schools, Inc. Projects, Series 2016A:
620	5.000%, 7/01/35, 144A	7/25 at 100.00	BB	602,398
1,025	5.000%, 7/01/46, 144A	7/25 at 100.00	BB	927,400
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Edkey Charter Schools Project, Series 2016:
1,130	5.250%, 7/01/36	7/26 at 100.00	BB–	1,057,578
1,850	5.375%, 7/01/46	7/26 at 100.00	BB–	1,655,177
2,135	5.500%, 7/01/51	7/26 at 100.00	BB–	1,924,211
2,920	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 103.00	N/R	2,766,671
	Edkey Charter Schools Project, Series 2019, 5.875%, 7/01/51, 144A
885	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/24 at 100.00	N/R	886,664
	San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A
3,050	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/28 at 100.00	N/R	3,065,555
	San Tan Montessori School Project, Series 2017, 6.750%, 2/01/50, 144A
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy
	Inc Prepay Contract Obligations, Series 2007:
6,820	5.000%, 12/01/32	No Opt. Call	BBB+	6,850,281
2,465	5.000%, 12/01/37	No Opt. Call	BBB+	2,432,462
2,000	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	8/23 at 100.00	A2	2,016,460
	Yavapai Regional Medical Center, Series 2013A, 5.250%, 8/01/33
64,562	Total Arizona			62,155,954
	Arkansas – 0.3% (0.1% of Total Investments)
	Arkansas Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas
	Cancer Research Center Project, Series 2006:
2,635	0.000%, 7/01/36 – AMBAC Insured	No Opt. Call	Aa2	1,351,597
20,480	0.000%, 7/01/46 – AMBAC Insured	No Opt. Call	Aa2	5,528,371
23,115	Total Arkansas			6,879,968
	California – 13.9% (7.9% of Total Investments)
6,135	Alhambra Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	AA	4,453,396
	Bonds, Capital Appreciation Series 2009B, 0.000%, 8/01/30 – AGC Insured
	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement
	Project, Series 1997C:
6,820	0.000%, 9/01/35 – AGM Insured, (ETM)	No Opt. Call	AA (5)	3,987,109
5,795	0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	3,157,985
4,100	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A, 5.000%, 3/01/41	3/26 at 100.00	Ba3	3,728,294
3,875	Bakersfield City School District, Kern County, California, General Obligation Bonds,	11/31 at 100.00	Aa3	2,383,241
	Election 2016 Series 2022C, 2.500%, 11/01/46 – BAM Insured
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/23 at 100.00	A1 (5)	5,041,000
	Series 2013S-4, 5.000%, 4/01/38, (Pre-refunded 4/01/23)
7,325	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	4,404,596
	Fountains at Emerald Park, Senior Lien Series 2021A-1, 3.000%, 8/01/56, 144A
2,000	California Community Housing Agency, California, Essential Housing Revenue Bonds, Summit	8/32 at 100.00	N/R	1,214,200
	at Sausalito Apartments, Series 2021A-1, 3.000%, 2/01/57, 144A
1,430	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	1,110,567
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 455	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB–	$ 421,958
	Los Angeles County Securitization Corporation, Series 2020B-1, 5.000%, 6/01/49
50,460	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 26.72	N/R	8,085,206
	Los Angeles County Securitization Corporation, Series 2020B-2, 0.000%, 6/01/55
14,665	California Educational Facilities Authority, Revenue Bonds, Stanford University Series	No Opt. Call	AAA	15,588,162
	2016U-7, 5.000%, 6/01/46, (UB) (6)
5,000	California Educational Facilities Authority, Revenue Bonds, Stanford University Series	No Opt. Call	AAA	5,306,650
	2019V-1, 5.000%, 5/01/49
10,000	California Educational Facilities Authority, Revenue Bonds, Stanford University Series	No Opt. Call	AAA	10,606,100
	2021V-2, 5.000%, 4/01/51, (UB) (6)
8,300	California Educational Facilities Authority, Revenue Bonds,Stanford University,	No Opt. Call	AAA	8,837,585
	Refunding Series 2014U-6, 5.000%, 5/01/45 (WI/DD, Settling 11/08/22)
1,600	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health	7/23 at 100.00	AA– (5)	1,619,104
	System, Series 2013A, 5.000%, 7/01/37, (Pre-refunded 7/01/23)
6,665	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and	8/25 at 100.00	AA–	6,444,055
	Clinics, Series 2015A, 5.000%, 8/15/54, (UB) (6)
5,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series	8/23 at 100.00	A (5)	5,076,050
	2013A, 5.000%, 8/15/52, (Pre-refunded 8/15/23)
	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace
	Academy Project, Series 2016A:
3,065	5.000%, 7/01/31, 144A	7/26 at 100.00	BB	2,984,942
1,000	5.000%, 7/01/36, 144A	7/26 at 100.00	BB	936,800
555	5.000%, 7/01/41, 144A	7/26 at 100.00	BB	501,803
195	5.000%, 7/01/46, 144A	7/26 at 100.00	BB	170,729
	California Municipal Finance Authority, Education Revenue Bonds, American Heritage
	Foundation Project, Series 2016A:
260	5.000%, 6/01/36	6/26 at 100.00	BBB–	260,003
435	5.000%, 6/01/46	6/26 at 100.00	BBB–	407,460
3,000	California Municipal Finance Authority, Revenue Bonds, Simpson University, Series 2020A,	10/27 at 103.00	N/R	2,924,490
	6.000%, 10/01/50, 144A
5,425	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San	1/29 at 100.00	Baa3	4,703,366
	Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019,
	5.000%, 11/21/45, 144A
2,050	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series	10/26 at 100.00	BBB–	1,936,368
	2017, 5.000%, 10/15/47
735	California School Finance Authority, Charter School Revenue Bonds, Downtown College	6/26 at 100.00	N/R	621,597
	Prep – Obligated Group, Series 2016, 5.000%, 6/01/46, 144A
715	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education	6/25 at 100.00	N/R	665,529
	Obligated Group, Series 2016A, 5.000%, 6/01/36, 144A
570	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education	6/26 at 100.00	N/R	499,662
	Obligated Group, Series 2017A, 5.125%, 6/01/47, 144A
80	California State, General Obligation Bonds, Series 2002, 5.000%, 10/01/32 – NPFG Insured	12/22 at 100.00	AA–	80,130
5	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 – AMBAC Insured	12/22 at 100.00	AA–	5,008
12,435	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB–	12,098,260
	Linda University Medical Center, Series 2014A, 5.500%, 12/01/54
66,005	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB–	60,029,567
	Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A
10,130	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB–	9,478,236
	Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A
4,000	California Statewide Communities Development Authority, Revenue Bonds, Huntington	7/24 at 100.00	A– (5)	4,053,160
	Memorial Hospital, Refunding Series 2014B, 4.000%, 7/01/39, (Pre-refunded 7/01/24)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	California Statewide Community Development Authority, Revenue Bonds, Daughters of
	Charity Health System, Series 2005A:
$ 50	5.750%, 7/01/30 (4),(7)	1/22 at 100.00	N/R	$ 50,523
146	5.750%, 7/01/35 (4),(7)	1/22 at 100.00	N/R	145,808
5,000	Clovis Unified School District, Fresno County, California, General Obligation Bonds,	No Opt. Call	Baa2 (5)	4,555,400
	Series 2001A, 0.000%, 8/01/25 – FGIC Insured, (ETM)
5,330	CMFA Special Finance Agency VII, California, Essential Housing Revenue Bonds, Senior	8/31 at 100.00	N/R	3,208,074
	Lien Series 2021A-1, 3.000%, 8/01/56, 144A
3,410	Coachella Valley Unified School District, Riverside County, California, General	No Opt. Call	A1	2,096,161
	Obligation Bonds, Election 2005 Series 2010C, 0.000%, 8/01/33 – AGM Insured
14,375	Corona-Norco Unified School District, Riverside County, California, General Obligation	No Opt. Call	Aa3	6,152,931
	Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C, 0.000%, 8/01/39 – AGM Insured
2,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, 777	5/32 at 100.00	N/R	1,463,920
	Place-Pomona, Senior Lien Series 2021A-1, 3.600%, 5/01/47, 144A
5,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	6/31 at 100.00	N/R	3,564,600
	Escondido Portfolio, Social Senior Lien Series 2021A-2, 4.000%, 6/01/58, 144A
4,750	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Moda	10/31 at 100.00	N/R	3,308,945
	at Monrovia Station, Social Series 2021A-1, 3.400%, 10/01/46, 144A
20,985	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	7/32 at 100.00	N/R	12,654,165
	Monterrey Station Apartments, Senior Lien Series 2021A-1, 3.125%, 7/01/56, 144A
5,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	12/31 at 100.00	N/R	2,985,300
	Pasadena Portfolio Social Bond, Series 2021A-2, 3.000%, 12/01/56
2,475	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	4/32 at 100.00	N/R	1,507,522
	Vineyard Gardens Apartments, Senior Lien Series 2021A, 3.250%, 10/01/58, 144A
12,500	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Wood	6/32 at 100.00	N/R	8,345,500
	Creek Apartments, Mezzanine Lien Series 2021A-2, 4.000%, 12/01/58
	El Rancho Unified School District, Los Angeles County, California, General Obligation
	Bonds, Election 2010 Series 2011A:
2,615	0.000%, 8/01/31 – AGM Insured (8)	8/28 at 100.00	A1	2,876,108
3,600	0.000%, 8/01/34 – AGM Insured (8)	8/28 at 100.00	A1	3,944,736
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Senior Lien Series 2015A:
3,960	0.000%, 1/15/34 – AGM Insured	No Opt. Call	BBB	2,319,570
5,000	0.000%, 1/15/35 – AGM Insured	No Opt. Call	BBB	2,748,600
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
910	0.000%, 1/15/42 (8)	1/31 at 100.00	Baa2	923,304
6,610	6.000%, 1/15/49, (Pre-refunded 1/15/24)	1/24 at 100.00	Baa2 (5)	6,830,378
4,445	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	7/29 at 100.00	Baa2	3,160,573
	Refunding Term Rate Sub-Series 2013B-1, 3.500%, 1/15/53
21,290	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	12/31 at 27.75	N/R	1,783,250
	Asset-Backed Bonds, Capital Appreciation Series 2021B-2, 0.000%, 6/01/66
	Kern Community College District, California, General Obligation Bonds, Safety, Repair &
	Improvement, Election 2002 Series 2006:
5,600	0.000%, 11/01/24 – AGM Insured	No Opt. Call	AA	5,224,408
5,795	0.000%, 11/01/25 – AGM Insured	No Opt. Call	AA	5,206,865
1,090	Lincoln Public Financing Authority, Placer County, California, Twelve Bridges Limited	12/22 at 100.00	AA	1,090,926
	Obligation Revenue Bonds, Refunding Series 2011A, 4.375%, 9/02/25 – AGM Insured
7,575	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	AA	6,301,339
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (8)
3,310	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	BBB+	3,773,665
	Series 2009B, 6.500%, 11/01/39

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Oceanside Unified School District, San Diego County, California, General Obligation
	Bonds, Capital Appreciation, 2008 Election Series 2009A:
$ 4,500	0.000%, 8/01/26 – AGC Insured	No Opt. Call	AA	$ 3,927,330
605	0.000%, 8/01/26 – AGC Insured, (ETM)	No Opt. Call	Aa3 (5)	531,517
270	0.000%, 8/01/26 – AGC Insured, (ETM)	No Opt. Call	AA (5)	237,206
530	0.000%, 8/01/26 – AGC Insured, (ETM)	No Opt. Call	Aa3 (5)	465,626
1,885	0.000%, 8/01/28 – AGC Insured	No Opt. Call	AA	1,519,838
225	0.000%, 8/01/28 – AGC Insured, (ETM)	No Opt. Call	Aa3 (5)	183,577
110	0.000%, 8/01/28 – AGC Insured, (ETM)	No Opt. Call	AA (5)	89,749
3,905	Orange County, California, Special Tax Bonds, Community Facilities District 2015-1	8/25 at 100.00	N/R	3,532,424
	Esencia Village, Series 2015A, 4.250%, 8/15/38
	Palo Alto, California, Certificates of Participation, Public Safety Building, Series 2021:
2,560	2.000%, 11/01/42	11/30 at 100.00	AA+	1,539,661
1,940	2.125%, 11/01/44	11/30 at 100.00	AA+	1,155,289
3,700	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation,	No Opt. Call	BBB–	3,300,844
	Election of 2004, Series 2007A, 0.000%, 8/01/25 – NPFG Insured
7,935	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 7.000%,	8/29 at 100.00	BBB–	8,877,361
	8/01/38 – AGC Insured
9,145	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community	No Opt. Call	A	6,464,509
	Development Project, Series 1999, 0.000%, 8/01/30 – AMBAC Insured
670	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds,	6/23 at 100.00	BBB+ (5)	680,311
	Series 2013A, 5.750%, 6/01/48, (Pre-refunded 6/01/23)
	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District
	2006-1 Marblehead Coastal, Series 2015:
480	5.000%, 9/01/40	9/25 at 100.00	N/R	480,207
905	5.000%, 9/01/46	9/25 at 100.00	N/R	883,841
4,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/23 at 100.00	A	3,968,840
	International Airport, Governmental Purpose, Second Series 2013B, 5.000%, 5/01/43
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road
	Revenue Bonds, Refunding Senior Lien Series 2014A:
2,680	5.000%, 1/15/44, (Pre-refunded 1/15/25)	1/25 at 100.00	BBB (5)	2,784,065
8,275	5.000%, 1/15/50, (Pre-refunded 1/15/25)	1/25 at 100.00	BBB (5)	8,596,318
7,210	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	No Opt. Call	Baa2	7,143,019
	Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/23 – NPFG Insured
3,400	San Mateo County Community College District, California, General Obligation Bonds,	No Opt. Call	AAA	2,516,136
	Series 2006C, 0.000%, 9/01/30 – NPFG Insured
4,340	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997	No Opt. Call	AA	2,527,139
	Election Series 2012G, 0.000%, 8/01/34 – AGM Insured
5,690	San Ysidro School District, San Diego County, California, General Obligation Bonds,	8/25 at 41.10	A3	2,058,756
	Refunding Series 2015, 0.000%, 8/01/42
	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration
	and Housing Facility, Series 1994A:
2,455	6.250%, 7/01/24, (ETM)	No Opt. Call	Baa2 (5)	2,537,758
2,455	6.250%, 7/01/24	No Opt. Call	Baa2	2,536,555
3,500	Saugus Union School District, Los Angeles County, California, General Obligation Bonds,	No Opt. Call	A+	3,409,630
	Series 2006, 0.000%, 8/01/23 – FGIC Insured
605	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities	9/27 at 100.00	N/R	609,761
	District 16-01, Series 2017, 6.250%, 9/01/47, 144A
492,081	Total California			362,602,206

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 11.7% (6.7% of Total Investments)
$ 4,300	Aerotropolis Regional Transportation Authority, Colorado, Special Revenue Bonds, Series	12/26 at 103.00	N/R	$ 3,068,695
	2021, 4.375%, 12/01/52
850	Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax	9/24 at 103.00	N/R	749,615
	General Obligation Bonds, Refunding & Improvement Series 2019A, 5.000%, 12/01/39
	Base Village Metropolitan District 2, Colorado, General Obligation Bonds, Refunding
	Series 2016A:
883	5.500%, 12/01/36	12/22 at 102.00	N/R	861,834
1,175	5.750%, 12/01/46	12/22 at 102.00	N/R	1,117,261
700	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited	12/22 at 103.00	N/R	610,764
	Tax Convertible to Unlimited Tax, Series 2017A, 5.000%, 12/01/47
3,410	Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General	12/22 at 103.00	N/R	3,096,621
	Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A, 6.125%, 12/01/47
1,690	Canyons Metropolitan District 6, Douglas County, Colorado, Limited Tax General	12/22 at 103.00	N/R	1,534,689
	Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A, 6.125%, 12/01/47
	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &
	Improvement Series 2017:
1,140	5.000%, 12/01/37, 144A	12/22 at 103.00	N/R	1,037,058
5,465	5.000%, 12/01/47, 144A	12/22 at 103.00	N/R	4,647,381
1,475	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &	12/25 at 103.00	N/R	1,202,361
	Improvement Series 2020A, 5.000%, 12/01/51
195	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds,	12/23 at 100.00	BB (5)	197,894
	Refunding Series 2014, 5.000%, 12/01/43, (Pre-refunded 12/01/23)
1,200	Clear Creek Station Metropolitan District 2, Adams County, Colorado, Limited Tax General	12/22 at 103.00	N/R	1,037,472
	Obligation Refunding & Improvement Series 2017A, 5.000%, 12/01/47
930	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	8/26 at 100.00	A+	706,270
	Flagstaff Academy Project, Refunding Series 2016, 3.625%, 8/01/46
1,165	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	12/24 at 100.00	A+	1,178,036
	The Classical Academy Project, Refunding Series 2015A, 5.000%, 12/01/38
3,675	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	6/26 at 100.00	A+	2,936,582
	Vanguard School Project, Refunding & Improvement Series 2016, 3.750%, 6/15/47
1,750	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	6/26 at 100.00	A+	1,294,842
	Weld County School District 6 – Frontier Academy, Refunding & Improvement Series 2016,
	3.250%, 6/01/46
	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The
	Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017:
2,460	5.000%, 6/01/42, (Pre-refunded 6/01/27)	6/27 at 100.00	N/R (5)	2,610,576
23,470	5.000%, 6/01/47, (Pre-refunded 6/01/27)	6/27 at 100.00	N/R (5)	24,906,599
11,520	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	1/23 at 100.00	BBB+ (5)	11,556,749
	Initiatives, Series 2013A, 5.250%, 1/01/45, (Pre-refunded 1/01/23)
5,755	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	4,487,461
	Series 2019A-2, 4.000%, 8/01/49
4,900	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Living	12/27 at 103.00	A–	3,621,541
	Communities & Services, Series 2020A, 4.000%, 12/01/50
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement
	Communities Inc., Refunding Series 2012B:
1,640	5.000%, 12/01/22, (ETM)	No Opt. Call	A– (5)	1,642,329
2,895	5.000%, 12/01/23, (Pre-refunded 12/01/22)	12/22 at 100.00	A– (5)	2,899,111
4,200	5.000%, 12/01/24, (Pre-refunded 12/01/22)	12/22 at 100.00	A– (5)	4,205,964
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good
	Samaritan Society Project, Series 2013:
765	5.500%, 6/01/33, (Pre-refunded 6/01/23)	6/23 at 100.00	N/R (5)	773,338
1,575	5.625%, 6/01/43, (Pre-refunded 6/01/23)	6/23 at 100.00	N/R (5)	1,593,286

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good
	Samaritan Society Project, Series 2013A:
$ 1,410	5.000%, 6/01/32, (Pre-refunded 6/01/25)	6/25 at 100.00	N/R (5)	$ 1,467,161
2,000	5.000%, 6/01/33, (Pre-refunded 6/01/25)	6/25 at 100.00	N/R (5)	2,081,080
5,870	5.000%, 6/01/40, (Pre-refunded 6/01/25)	6/25 at 100.00	N/R (5)	6,107,970
6,920	5.000%, 6/01/45, (Pre-refunded 6/01/25)	6/25 at 100.00	N/R (5)	7,200,537
2,035	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project,	5/27 at 100.00	BB+	1,802,155
	Refunding & Improvement Series 2017A, 5.250%, 5/15/47
13,610	Colorado Housing and Finance Authority, Multifamily Project Bonds, Class I Series 2020B,	10/29 at 100.00	AAA	8,842,145
	2.350%, 10/01/43
4,105	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax	12/23 at 103.00	N/R	3,660,100
	General Obligation Bonds, Refunding & Improvement Series 2018, 5.875%, 12/01/46
600	Copperleaf Metropolitan District 4, Arapahoe County, Colorado, Limited Tax General	3/25 at 103.00	N/R	515,406
	Obligation Bonds, Convertible to Unlimited Tax Series 2020A, 5.000%, 12/01/49
1,480	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds,	12/22 at 103.00	N/R	1,300,298
	Limited Tax Convertible to Unlimited Tax, Refunding Series 2017A, 5.250%, 12/01/47
1,269	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds,	12/22 at 103.00	N/R	1,110,705
	Limited Tax Convertible to Unlimited Tax, Refunding Series 2017B, 5.250%, 12/01/47
500	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds,	12/25 at 100.00	N/R	461,915
	Refunding Series 2016, 5.250%, 12/01/40
10,640	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A	10,542,112
	2013B, 5.000%, 11/15/43
505	Denver Connection West Metropolitan District, City and County of Denver, Colorado,	12/22 at 103.00	N/R (5)	520,958
	Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2017A, 5.375%,
	8/01/47, (Pre-refunded 12/01/22)
	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado
	Urban Redevelopment Area, Series 2018A:
2,260	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	2,197,805
465	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	450,306
11,700	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation	No Opt. Call	A	4,217,499
	Series 2010A, 0.000%, 9/01/41
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
35,995	0.000%, 9/01/23 – NPFG Insured	No Opt. Call	A	34,894,633
6,525	0.000%, 9/01/26 – NPFG Insured	No Opt. Call	A	5,586,118
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
17,030	0.000%, 9/01/25 – NPFG Insured	No Opt. Call	A	15,223,969
10,005	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	6,368,783
43,090	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	25,874,252
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
20,000	0.000%, 9/01/27 – NPFG Insured	No Opt. Call	A	16,366,400
1,180	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	A	922,701
7,000	0.000%, 9/01/34 – NPFG Insured	No Opt. Call	A	3,963,610
5,575	Falcon Area Water and Wastewater Authority (El Paso County, Colorado), Tap Fee Revenue	9/27 at 103.00	N/R	5,143,997
	Bonds, Series 2022A, 6.750%, 12/01/34, 144A
590	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series	12/24 at 100.00	N/R	519,578
	2014, 6.000%, 12/01/38
700	Harmony Technology Park Metropolitan District 2, Fort Collins, Colorado, General	12/22 at 103.00	N/R (5)	721,973
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2017, 5.000%, 9/01/47,
	(Pre-refunded 12/01/22)
500	Iron Mountain Metropolitan District 2, Windsor, Weld County, Colorado, Limited Tax	12/24 at 103.00	N/R	439,220
	General Obligation Bonds, Refunding & Improvement Series 2019A, 5.000%, 12/01/39

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Lambertson Farms Metropolitan District 1, Colorado, Revenue Bonds, Refunding &
	Improvement Series 2015:
$ 1,005	5.750%, 12/15/46	12/23 at 100.00	N/R	$ 653,843
5,355	6.000%, 12/15/50	12/23 at 100.00	N/R	3,499,653
500	Littleton Village Metropolitan District No. 2, Colorado, Limited Tax General Obligation	12/22 at 101.00	N/R	455,885
	and Special Revenue Bonds, Series 2015, 5.375%, 12/01/45
860	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds,	12/25 at 100.00	N/R	790,804
	Refunding Series 2016, 5.000%, 12/01/35
5,155	North Range Metropolitan District 1, Adams County, Colorado, General Obligation Bonds,	12/25 at 100.00	A2	3,890,685
	Series 2016B, 3.500%, 12/01/45
	North Range Metropolitan District 2, Adams County, Colorado , Limited Tax General
	Obligation Bonds, Refunding Special Revenue & Improvement Series 2017A:
1,000	5.625%, 12/01/37	12/22 at 103.00	N/R	965,660
1,000	5.750%, 12/01/47	12/22 at 103.00	N/R	939,240
	Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds,
	Series 2019:
3,380	5.000%, 12/01/39	12/24 at 103.00	N/R	3,035,882
6,900	5.000%, 12/01/49	12/24 at 103.00	N/R	5,756,808
	Park 70 Metropolitan District, Aurora, Colorado, General Obligation Bonds, Limited Tax
	Refunding & Improvement Series 2016:
660	5.000%, 12/01/36	12/26 at 100.00	Baa3	651,909
1,060	5.000%, 12/01/46	12/26 at 100.00	Baa3	990,856
660	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	665,702
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45
1,335	Peak Metropolitan District 1, Colorado Springs, El Paso County, Colorado, Limited Tax	3/26 at 103.00	N/R	1,141,024
	General Obligation Bonds, Series 2021A, 5.000%, 12/01/41, 144A
2,760	Prairie Center Metropolitan District No. 3, In the City of Brighton, Adams County,	12/26 at 100.00	N/R	2,451,239
	Colorado, Limited Property Tax Supported Primary Improvements Revenue Bonds, Refunding Series
	2017A, 5.000%, 12/15/41, 144A
1,500	Rampart Range Metropolitan District 5, Lone Tree, Douglas County, Colorado, Limited Tax	10/26 at 102.00	N/R	1,084,800
	Supported and Special Revenue Bonds, Series 2021, 4.000%, 12/01/41
	Reata South Metropolitan District, Douglas County, Colorado, Limited Tax General
	Obligation Bonds, Refunding Series 2018:
1,310	5.375%, 12/01/37	12/23 at 103.00	N/R	1,223,003
2,765	5.500%, 12/01/47	12/23 at 103.00	N/R	2,477,385
5,050	Regional Transportation District, Colorado, Private Activity Bonds, Denver Transit	1/31 at 100.00	Baa2	3,840,828
	Partners Eagle P3 Project, Series 2020A, 3.000%, 7/15/37
1,320	Riverwalk Metropolitan District 2, Glendale, Arapahoe County, Colorado, Special Revenue	3/27 at 103.00	N/R	1,046,734
	Bonds, Series 2022A, 5.000%, 12/01/52
930	SouthGlenn Metropolitan District, Colorado, Special Revenue Bonds, Refunding Series	12/22 at 102.00	N/R	810,523
	2016, 5.000%, 12/01/46
1,000	St. Vrain Lakes Metropolitan District No. 2, Weld County, Colorado, Limited Tax General	12/22 at 103.00	N/R	921,170
	Obligation Bonds, Series 2017A, 5.000%, 12/01/37
	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General
	Obligation and Special Revenue Bonds, Refunding & improvement Series 2019A:
1,000	5.000%, 12/01/38	12/24 at 103.00	N/R	893,560
570	5.000%, 12/01/49	12/24 at 103.00	N/R	484,711
765	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax	12/25 at 102.00	N/R	570,935
	Supported District 2, Refunding & Improvement Senior Series 2020A, 4.250%, 12/01/50
2,765	Sterling Ranch Metropolitan District 1, El Paso County, Colorado, General Obligation	12/25 at 103.00	N/R	2,286,185
	Limited Tax Bonds, Series 2020, 5.125%, 12/01/50
500	The Village at Dry Creek Metropolitan District No. 2, In the City of Thornton, Adams	9/24 at 103.00	N/R	397,640
	County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Series 2019,
	4.375%, 12/01/44

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 500	Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado,	3/26 at 103.00	N/R	$ 333,775
	General Obligation Limited Bonds, Convertible Capital Appreciation Series 2021A-2,
	0.000%, 12/01/51 (8)
900	Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado,	3/26 at 103.00	N/R	663,705
	General Obligation Limited Bonds, Series 2021A-1, 5.000%, 12/01/51
3,410	Vauxmont Metropolitan District, Arvada, Colorado, Limited Tax General Obligation and	12/29 at 100.00	AA	3,426,811
	Special Revenue Bonds, Convertible to Unlimited Tax Refunding Subordinate Series 2020,
	5.000%, 12/01/50 – AGM Insured
8,260	West Globeville Metropolitan District 1, Denver, Colorado, General Obligation Limited	12/29 at 103.00	N/R	7,182,153
	Tax Bonds, Series 2022, 6.750%, 12/01/52
366,917	Total Colorado			305,610,823
	Connecticut – 6.3% (3.6% of Total Investments)
	Bridgeport, Connecticut, General Obligation Bonds, Series 2014A:
2,345	5.000%, 7/01/32 – AGM Insured	7/24 at 100.00	A2	2,393,682
1,600	5.000%, 7/01/34 – AGM Insured	7/24 at 100.00	A2	1,630,384
2,800	Bridgeport, Connecticut, General Obligation Bonds, Series 2016D, 5.000%, 8/15/41 –	8/26 at 100.00	A2	2,890,076
	AGM Insured
	Bridgeport, Connecticut, General Obligation Bonds, Series 2017A:
1,470	5.000%, 11/01/36	11/27 at 100.00	Baa1	1,522,523
750	5.000%, 11/01/37	11/27 at 100.00	Baa1	775,553
5,000	Connecticut Health and Educational Facilities Authority Revenue Bonds, Hartford	7/25 at 100.00	A	4,862,500
	HealthCare, Series 2015F, 5.000%, 7/01/45
2,805	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut	7/26 at 100.00	A2	2,296,369
	College, Refunding Series 2016L-1, 4.000%, 7/01/46
1,100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Duncaster, Inc.,	8/24 at 100.00	BBB	1,050,764
	Series 2014A, 5.000%, 8/01/44
5,570	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield	7/26 at 100.00	A–	5,640,015
	University, Series 2016Q-1, 5.000%, 7/01/46
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford	7/24 at 100.00	A	490,470
	HealthCare, Series 2014E, 5.000%, 7/01/42
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare
	Facility Expansion Church Home of Hartford Inc. Project, Series 2016A:
590	5.000%, 9/01/46, 144A	9/26 at 100.00	BB	508,964
740	5.000%, 9/01/53, 144A	9/26 at 100.00	BB	620,275
3,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Mary Wade Home	10/24 at 104.00	BB	2,583,180
	Issue, Series 2019A-1, 5.000%, 10/01/54, 144A
1,915	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex	7/25 at 100.00	A3	1,901,633
	Hospital, Series 2015O, 5.000%, 7/01/36
1,125	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Norwich Free	7/23 at 100.00	A (5)	1,130,670
	Academy, Series 2013B, 4.000%, 7/01/34, (Pre-refunded 7/01/23)
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nuvance Health
	Series 2019A:
1,100	4.000%, 7/01/41	7/29 at 100.00	Baa2	889,405
3,370	4.000%, 7/01/49	7/29 at 100.00	Baa2	2,539,969
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac
	University, Refunding Series 2015L:
9,180	4.125%, 7/01/41	7/25 at 100.00	A–	8,107,133
7,030	5.000%, 7/01/45	7/25 at 100.00	A–	7,029,930
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac
	University, Series 2016M:
500	5.000%, 7/01/34	7/26 at 100.00	A–	510,560
1,250	5.000%, 7/01/36	7/26 at 100.00	A–	1,268,675

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
$ 6,145	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart	7/27 at 100.00	A3	$ 6,161,100
	University, Series 2017I-1, 5.000%, 7/01/42
4,025	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford	7/26 at 100.00	BBB+	3,194,361
	Hospital, Series 2016K, 4.000%, 7/01/46
2,250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of	7/28 at 100.00	BBB–	2,057,737
	New Haven, Series 2018K-1, 5.000%, 7/01/38
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven
	Health Issue, Series 2014E:
2,610	5.000%, 7/01/32	7/24 at 100.00	AA–	2,654,474
2,740	5.000%, 7/01/33	7/24 at 100.00	AA–	2,783,813
900	5.000%, 7/01/34	7/24 at 100.00	AA–	912,438
5,580	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut	11/23 at 100.00	A+ (5)	5,676,088
	State University System, Series 2013N, 5.000%, 11/01/31, (Pre-refunded 11/01/23)
	Connecticut Municipal Electric Energy Cooperative, Power Supply System Revenue Bonds,
	Series 2013A:
2,665	5.000%, 1/01/32	1/23 at 100.00	N/R	2,673,102
625	5.000%, 1/01/32, (Pre-refunded 1/01/23)	1/23 at 100.00	N/R (5)	626,900
1,875	5.000%, 1/01/32	1/23 at 100.00	N/R	1,879,181
840	5.000%, 1/01/38	1/23 at 100.00	Aa3	842,554
785	5.000%, 1/01/38, (Pre-refunded 1/01/23)	1/23 at 100.00	N/R (5)	787,386
3,500	Connecticut State, General Obligation Bonds, Series 2014F, 5.000%, 11/15/34	11/24 at 100.00	A+	3,580,465
2,630	Connecticut State, General Obligation Bonds, Series 2015F, 5.000%, 11/15/34	11/25 at 100.00	A+	2,715,501
3,750	Connecticut State, General Obligation Bonds, Series 2017A, 5.000%, 4/15/35	4/27 at 100.00	A+	3,894,225
	Connecticut State, General Obligation Bonds, Series 2018A:
3,500	5.000%, 4/15/35, (UB) (6)	4/28 at 100.00	A	3,661,700
5,000	5.000%, 4/15/38, (UB) (6)	4/28 at 100.00	A	5,180,900
3,855	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes	10/23 at 100.00	AA–	3,898,407
	Series 2013A, 5.000%, 10/01/33
1,380	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes	8/25 at 100.00	AA–	1,422,394
	Series 2015A, 5.000%, 8/01/33
	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes
	Series 2016A:
5,300	5.000%, 9/01/33	9/26 at 100.00	AA–	5,513,855
1,075	5.000%, 9/01/34	9/26 at 100.00	AA–	1,114,474
3,500	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes,	9/24 at 100.00	AA–	3,573,080
	Series 2014A, 5.000%, 9/01/33
	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater
	System Revenue Bonds, Refunding Series 2014B:
500	5.000%, 8/15/30, (Pre-refunded 8/15/24)	8/24 at 100.00	A1 (5)	515,260
1,000	5.000%, 8/15/31, (Pre-refunded 8/15/24)	8/24 at 100.00	A1 (5)	1,030,520
55	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater	12/22 at 100.00	A1	55,030
	System Revenue Bonds, Series 2005A, 5.000%, 8/15/35 – NPFG Insured
225	Hamden, Connecticut, General Obligation Bonds, Series 2016, 5.000%, 8/15/32 – BAM	8/24 at 100.00	AA	227,527
	Insured
2,315	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation	4/27 at 100.00	N/R	2,153,621
	Revenue Bonds, Harbor Point Project, Refunding Series 2017, 5.000%, 4/01/39, 144A
10,015	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds,	11/24 at 100.00	AA– (5)	10,353,908
	Refunding Green Bond Series 2014A, 5.000%, 11/01/42, (Pre-refunded 11/01/24)
2,285	Hartford County Metropolitan District, Connecticut, General Obligation Bonds, Series	7/28 at 100.00	Aa3	2,401,329
	2018, 5.000%, 7/15/36
870	Hartford, Connecticut, General Obligation Bonds, Series 2009A, 5.000%, 8/15/28 –	12/22 at 100.00	A1	871,157
	AGC Insured

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
	Milford, Connecticut, General Obligation Bonds, Series 2018:
$ 1,055	4.000%, 11/01/36	11/24 at 100.00	AA+	$ 1,051,666
1,055	4.000%, 11/01/37	11/24 at 100.00	AA+	1,046,022
1,550	New Haven, Connecticut, General Obligation Bonds, Refunding Series 2016A, 5.000%,	8/26 at 100.00	BBB	1,602,948
	8/15/35 – AGM Insured
985	New Haven, Connecticut, General Obligation Bonds, Series 2014A, 5.000%, 8/01/33,	8/24 at 100.00	BBB (5)	1,013,575
	(Pre-refunded 8/01/24) – AGM Insured
	New Haven, Connecticut, General Obligation Bonds, Series 2015:
790	5.000%, 9/01/32 – AGM Insured	9/25 at 100.00	BBB	817,144
1,620	5.000%, 9/01/33 – AGM Insured	9/25 at 100.00	BBB	1,670,512
500	5.000%, 9/01/35 – AGM Insured	9/25 at 100.00	BBB	512,990
	New Haven, Connecticut, General Obligation Bonds, Series 2017A:
1,045	5.000%, 8/01/35	8/27 at 100.00	BBB	1,075,347
1,425	5.000%, 8/01/36	8/27 at 100.00	BBB	1,464,672
900	North Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 7/15/24	No Opt. Call	Aa1	926,703
795	South Central Connecticut Regional Water Authority Water System Revenue Bonds, Thirtieth	8/24 at 100.00	AA– (5)	818,747
	Series 2014A, 5.000%, 8/01/44, (Pre-refunded 8/01/24)
	South Central Connecticut Regional Water Authority, Water System Revenue Bonds,
	Refunding Thirty-Second Series 2016B:
2,715	4.000%, 8/01/36	8/26 at 100.00	AA–	2,573,141
2,220	5.000%, 8/01/37	8/26 at 100.00	AA–	2,285,779
500	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series	8/23 at 100.00	Aa2	504,575
	2013A, 5.250%, 8/15/43
250	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series	4/29 at 100.00	AA+	237,142
	2019, 4.000%, 4/01/38
1,285	Steel Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue	4/30 at 100.00	N/R	958,957
	Bonds, Steelpointe Harbor Project, Series 2021, 4.000%, 4/01/51
600	Stratford, Connecticut, General Obligation Bonds, Series 2014, 5.000%, 12/15/32,	12/22 at 100.00	A2 (5)	601,302
	(Pre-refunded 12/15/22)
1,500	Stratford, Connecticut, General Obligation Bonds, Series 2017, 4.000%, 1/01/39 –	1/27 at 100.00	A2	1,356,840
	BAM Insured
1,000	Town of Hamden, Connecticut, General Obligation Bonds, Refunding Series 2018A, 5.000%,	8/28 at 100.00	BBB	1,047,990
	8/15/30 – BAM Insured
2,500	University of Connecticut, General Obligation Bonds, Series 2013A, 5.000%, 8/15/32	8/23 at 100.00	A+	2,521,575
760	University of Connecticut, General Obligation Bonds, Series 2014A, 5.000%, 2/15/31	2/24 at 100.00	A+	773,361
2,250	University of Connecticut, General Obligation Bonds, Series 2015A, 5.000%, 3/15/31	3/26 at 100.00	A+	2,346,907
	Waterbury, Connecticut, General Obligation Bonds, Lot A Series 2015:
445	5.000%, 8/01/30 – BAM Insured	8/25 at 100.00	AA–	461,389
390	5.000%, 8/01/31 – BAM Insured	8/25 at 100.00	AA–	403,689
610	5.000%, 8/01/32 – BAM Insured	8/25 at 100.00	AA–	630,447
445	5.000%, 8/01/33 – BAM Insured	8/25 at 100.00	AA–	459,138
445	5.000%, 8/01/34 – BAM Insured	8/25 at 100.00	AA–	458,582
165,170	Total Connecticut			162,676,357
	Delaware – 0.1% (0.1% of Total Investments)
	Kent County, Delaware, Student Housing & Dining Facility Revenue Bonds, Collegiate
	Housing Foundation – Dover LLC Delaware State University Project, Series 2018A:
2,585	5.000%, 7/01/53	1/28 at 100.00	BB–	2,116,029
1,000	5.000%, 7/01/58	1/28 at 100.00	BB–	798,470
3,585	Total Delaware			2,914,499

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	District of Columbia – 3.5% (2.0% of Total Investments)
$ 3,780	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard	11/22 at 100.00	BB–	$ 3,470,796
	Properties LLC Issue, Series 2013, 5.000%, 10/01/45
1,100	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	No Opt. Call	A–	1,119,030
	Bonds, Series 2001, 6.500%, 5/15/33
186,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	12/22 at 23.49	N/R	36,041,220
	Bonds, Series 2006A, 0.000%, 6/15/46
1,500	District of Columbia, Washington, D.C., Revenue Bonds, Ingleside at Rock Creek Project,	7/24 at 103.00	N/R	1,269,780
	Series 2017A, 5.000%, 7/01/42
3,000	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds,	10/28 at 100.00	A	3,033,210
	Dulles Metrorail & Capital Improvement Projects, Refunding First Senior Lien Series 2019A,
	5.000%, 10/01/44
	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds,
	Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2022A:
1,030	4.000%, 10/01/52 – AGM Insured	10/31 at 100.00	A1	844,579
17,615	2.750%, 10/01/53 – AGM Insured	10/31 at 100.00	A1	10,590,667
20,125	3.000%, 10/01/53 – AGM Insured	10/31 at 100.00	A1	12,428,596
11,000	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds,	10/26 at 100.00	A3 (5)	12,235,740
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009C, 6.500%,
	10/01/41, (Pre-refunded 10/01/26) – AGC Insured
10,000	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds,	10/28 at 100.00	Baa1	10,859,300
	Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44
255,150	Total District of Columbia			91,892,918
	Florida – 4.3% (2.5% of Total Investments)
990	Bexley Community Development District, Pasco County, Florida, Special Assessment Revenue	5/26 at 100.00	N/R	929,293
	Bonds, Series 2016, 4.700%, 5/01/36
1,000	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, Franklin	7/26 at 100.00	N/R	848,160
	Academy Projects, Series 2020, 5.000%, 12/15/50, 144A
	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc, Series 2018:
1,290	6.100%, 8/15/38, 144A	8/28 at 100.00	N/R	1,254,241
1,045	6.200%, 8/15/48, 144A	8/28 at 100.00	N/R	990,932
	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc, Series 2021:
1,290	4.000%, 8/15/51, 144A	8/28 at 100.00	N/R	878,696
1,250	4.250%, 8/15/61, 144A	8/28 at 100.00	N/R	834,438
	Capital Trust Agency, Florida, Revenue Bonds, Odyssey Charter School Project, Series 2017A:
1,065	5.375%, 7/01/37, 144A	7/27 at 100.00	Ba1	1,041,155
1,470	5.500%, 7/01/47, 144A	7/27 at 100.00	Ba1	1,401,292
3,788	Capital Trust Agency, Florida, Revenue Bonds, Provision CARES Proton Therapy Center,	6/28 at 100.00	N/R	795,486
	Orlando Project, Series 2018, 7.500%, 6/01/48, 144A 2018 1 (4)
	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project,
	Series 2017A:
6,050	5.125%, 6/15/37, 144A	6/27 at 100.00	N/R	5,577,797
1,885	5.250%, 6/15/47, 144A	6/27 at 100.00	N/R	1,651,675
880	Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series	10/27 at 100.00	Ba2	811,043
	2017A, 5.000%, 10/15/37, 144A
735	Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series	10/27 at 100.00	Ba2	626,955
	2019A, 5.000%, 10/15/49, 144A
4,670	City of Miami Beach, Florida, Stormwater Revenue Bonds, Series 2015, 5.000%, 9/01/41	9/25 at 100.00	AA–	4,818,786
1,025	Cityplace Community Development District, Florida, Special Assessment and Revenue	No Opt. Call	A	1,046,453
	Bonds, Refunding Series 2012, 5.000%, 5/01/26
1,480	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges	11/23 at 100.00	N/R (5)	1,520,670
	University, Refunding Series 2013, 6.125%, 11/01/43, (Pre-refunded 11/01/23)

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Creekside at Twin Creeks Community Development District, Florida, Special Assessment
	Bonds, Area 1 Project, Series 2016A-1:
$ 240	5.250%, 11/01/37	11/28 at 100.00	N/R	$ 233,261
305	5.600%, 11/01/46	11/28 at 100.00	N/R	293,764
	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University
	Project, Series 2013A:
3,445	6.000%, 4/01/42, (Pre-refunded 4/01/23)	4/23 at 100.00	Baa1 (5)	3,484,445
1,720	5.625%, 4/01/43, (Pre-refunded 4/01/23)	4/23 at 100.00	Baa1 (5)	1,737,200
	Downtown Doral Community Development District, Florida, Special Assessment Bonds,
	Series 2015:
280	5.250%, 5/01/35	5/26 at 100.00	N/R	272,479
315	5.300%, 5/01/36	5/26 at 100.00	N/R	308,171
475	5.500%, 5/01/45	5/26 at 100.00	N/R	454,703
655	5.500%, 5/01/46	5/26 at 100.00	N/R	625,597
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical
	Preparatory Incorporated Project, Series 2017A:
255	6.000%, 6/15/37, 144A	6/26 at 100.00	N/R	249,163
665	6.125%, 6/15/46, 144A	6/26 at 100.00	N/R	635,427
415	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical	6/26 at 100.00	N/R	405,501
	Preparatory Incorporated Project, Series 2018A, 6.000%, 6/15/37, 144A
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown
	Doral Charter Upper School Project, Series 2017C:
2,375	5.650%, 7/01/37, 144A	7/27 at 101.00	N/R	2,294,440
3,735	5.750%, 7/01/47, 144A	7/27 at 101.00	N/R	3,470,375
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida
	Charter Foundation Inc. Projects, Series 2016A:
2,075	4.750%, 7/15/36, 144A	7/26 at 100.00	N/R	1,876,257
1,335	5.000%, 7/15/46, 144A	7/26 at 100.00	N/R	1,167,177
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Mater
	Academy Projects, Series 2020A:
4,330	5.000%, 6/15/50	6/27 at 100.00	BBB	3,890,635
3,405	5.000%, 6/15/55	6/27 at 100.00	BBB	3,015,025
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,
	Renaissance Charter School Income Projects, Series 2015A:
3,090	6.000%, 6/15/35, 144A	6/25 at 100.00	N/R	3,136,752
3,450	6.125%, 6/15/46, 144A	6/25 at 100.00	N/R	3,490,779
550	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	6/24 at 100.00	N/R	555,043
	Renaissance Charter School, Inc. Projects, Series 2014A, 6.125%, 6/15/44, 144A
4,380	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Southwest	6/27 at 100.00	N/R	3,698,998
	Charter Foundation Inc Projects, Series 2017A, 6.125%, 6/15/47, 144A
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, The
	Florida Charter Educational Foundation Inc. Projects, Series 2016A:
1,485	6.250%, 6/15/36, 144A	6/26 at 100.00	N/R	1,532,268
4,350	6.375%, 6/15/46, 144A	6/26 at 100.00	N/R	4,457,271
5,490	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Social Series	1/30 at 100.00	Aaa	3,022,794
	2021-1, 2.150%, 7/01/51
1,435	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special	5/26 at 100.00	N/R	1,353,836
	Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 4.750%, 5/01/36
2,215	Jacksonville, Florida, Educational Facilities Revenue Bonds, Jacksonville University	6/28 at 100.00	N/R	1,775,987
	Project, Series 2018B, 5.000%, 6/01/53, 144A
625	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Del Webb	5/27 at 100.00	N/R	598,262
	Project, Series 2017, 5.000%, 5/01/37, 144A
4,130	Martin County Health Facilities Authority, Florida, Hospital Revenue Bonds, Martin	11/24 at 100.00	N/R (5)	4,268,231
	Memorial Medical Center, Series 2015, 5.000%, 11/15/45, (Pre-refunded 11/15/24)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Miami Dade County Industrial Development Authority, Florida, Educational Facilities
	Revenue Bonds, South Florida Autism Charter School Project, Series 2017:
$ 1,080	5.875%, 7/01/37, 144A	7/27 at 100.00	N/R	$ 997,488
1,920	6.000%, 7/01/47, 144A	7/27 at 100.00	N/R	1,703,942
5,965	Miami Dade County, Florida, Rickenbacker Causeway Revenue Bonds, Series 2014,	10/24 at 100.00	BBB+	5,963,628
	5.000%, 10/01/43
2,130	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami	7/27 at 100.00	BB+	1,715,055
	Jewish Health System Inc. Project, Series 2017, 5.125%, 7/01/46
5,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series	7/24 at 100.00	BBB+	4,850,300
	2014A, 5.000%, 7/01/44
4,785	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement	8/26 at 100.00	N/R	4,787,680
	Bonds, Development Unit 53, Series 2015, 5.350%, 8/01/35
	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding &
	Improvement Series 2019A-1:
2,890	5.000%, 10/01/49	10/29 at 100.00	BBB–	2,624,178
3,345	4.000%, 10/01/54	10/29 at 100.00	BBB–	2,454,996
2,000	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, Jupiter	11/32 at 100.00	BBB–	1,832,280
	Medical Center, Series 2022, 5.000%, 11/01/47
825	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3	11/26 at 100.00	N/R	752,986
	Project, Series 2016, 5.000%, 11/01/46
220	Seminole County Industrial Development Authority, Florida, Educational Facilities	6/31 at 100.00	Ba1	154,618
	Revenue Bonds, Galileo Schools for Gifted Learning, Series 2021A, 4.000%, 6/15/51, 144A
	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue
	Bonds, Assessment Area 2, Series 2016:
170	4.750%, 11/01/28	11/27 at 100.00	N/R	168,253
375	5.375%, 11/01/36	11/27 at 100.00	N/R	366,176
910	South Fork III Community Development District, Florida, Special Assessment Revenue	5/27 at 100.00	N/R	895,531
	Bonds, Refunding Series 2016, 5.375%, 5/01/37
355	Tampa, Florida, Healthcare System Revenue Bonds, Allegany Health System – St. Joseph’s	12/22 at 100.00	N/R (5)	365,441
	Hospital, Series 1993, 5.125%, 12/01/23 – NPFG Insured, (ETM)
1,000	Tampa, Florida, Revenue Bonds, H. Lee Moffitt Cancer Center and Research Institute,	7/30 at 100.00	A–	950,240
	Series 2020B, 5.000%, 7/01/50
5,015	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson	6/25 at 100.00	A–	5,027,889
	University Inc. Project, Series 2015, 5.000%, 6/01/40
125,123	Total Florida			112,941,594
	Georgia – 3.9% (2.2% of Total Investments)
15,870	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia	5/31 at 100.00	A1	9,479,468
	Transmission Corporation Vogtle Project, Series 2012, 2.750%, 1/01/52
5,775	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe	2/28 at 100.00	BBB	4,650,550
	Power Corporation Vogtle Project, Series 2017C, 4.125%, 11/01/45
11,255	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe	2/28 at 100.00	BBB	9,063,539
	Power Corporation Vogtle Project, Series 2017D, 4.125%, 11/01/45
5,535	Cobb County Kennestone Hospital Authority, Georgia, Revenue Anticipation Certificates,	4/32 at 100.00	A2	4,342,595
	Wellstar Health System, Inc. Project, Series 2022A, 4.000%, 4/01/52
10,000	Fulton County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc.	7/29 at 100.00	A1	8,061,300
	Project, Series 2019A, 4.000%, 7/01/49
15,305	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation	2/25 at 100.00	AA (5)	16,043,007
	Certificates, Northeast Georgia Health Services Inc., Series 2014A, 5.500%, 8/15/54,
	(Pre-refunded 2/15/25)
	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2018A:
2,680	3.950%, 12/01/43	6/27 at 100.00	AAA	2,585,986
4,085	4.000%, 12/01/48	6/27 at 100.00	AAA	3,967,025

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$ 1,300	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, Academy for	6/27 at 100.00	N/R	$ 1,258,725
	Classical Education, Series 2017, 5.750%, 6/15/37, 144A
7,000	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2022C, 4.000%,	5/27 at 100.81	BBB–	6,467,510
	8/01/52, (Mandatory Put 11/01/27), 144A
4,000	Marietta Development Authority, Georgia, University Facilities Revenue Bonds, Life	11/27 at 100.00	Ba3	3,490,080
	University, Inc. Project, Refunding Series 2017A, 5.000%, 11/01/47, 144A
10,000	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds,	7/25 at 100.00	Baa1	9,231,500
	Series 2015A, 5.000%, 7/01/60
	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds,
	Series 2019A:
8,680	5.000%, 1/01/49	7/28 at 100.00	Baa1	8,164,321
4,000	5.000%, 1/01/59	7/28 at 100.00	Baa1	3,696,480
10,090	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/25 at 100.00	Baa1	10,064,977
	Series 2015, 5.000%, 10/01/40
115,575	Total Georgia			100,567,063
	Guam – 0.5% (0.3% of Total Investments)
1,500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D,	11/25 at 100.00	BB	1,393,470
	5.000%,11/15/39
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,
	Refunding Series 2017:
1,335	5.000%, 7/01/36	7/27 at 100.00	Baa2	1,345,907
890	5.000%, 7/01/40	7/27 at 100.00	Baa2	891,005
3,695	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	Baa2 (5)	3,750,425
	2013, 5.500%, 7/01/43, (Pre-refunded 7/01/23)
235	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/26 at 100.00	Baa2	228,352
	2016, 5.000%, 1/01/46
4,770	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/30 at 100.00	Baa2	4,528,018
	2020A, 5.000%, 1/01/50
12,425	Total Guam			12,137,177
	Hawaii – 0.4% (0.2% of Total Investments)
1,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Chaminade	1/25 at 100.00	Ba3	1,226,955
	University of Honolulu, Series 2015A, 5.000%, 1/01/45, 144A
5,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	A1	5,032,950
	Health Obligated Group, Series 2013A, 5.500%, 7/01/43
170	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	170,554
	University, Series 2013A, 6.875%, 7/01/43, 144A
5,075	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health	7/25 at 100.00	A1	4,432,150
	Systems, Series 2015A, 4.000%, 7/01/40
11,745	Total Hawaii			10,862,609
	Idaho – 1.0% (0.6% of Total Investments)
	Idaho Health Facilities Authority, Revenue Bonds, Kootenai Health Project, Series 2014:
3,300	4.375%, 7/01/34	7/24 at 100.00	A	3,213,606
12,495	4.750%, 7/01/44	7/24 at 100.00	A	11,921,480
1,250	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project,	9/26 at 100.00	BB+	1,194,650
	Refunding Series 2016, 5.000%, 9/01/37
	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Gem Prep
	Meridian North LLC, Series 2020A:
500	5.000%, 7/01/40, 144A	7/25 at 100.00	N/R	396,890
1,415	5.250%, 7/01/55, 144A	7/25 at 100.00	N/R	1,054,302
12,055	Spring Valley Community Infrastructure District 1, Eagle, Idaho, Special Assessment	12/26 at 103.00	N/R	8,206,923
	Bonds, Series 2021, 3.750%, 9/01/51, 144A
31,015	Total Idaho			25,987,851

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 25.8% (14.7% of Total Investments)
$ 675	Bolingbrook, Will and DuPage Counties, Illinois, General Obligation Bonds, Refunding	7/23 at 100.00	A2 (5)	$ 682,924
	Series 2013A, 5.000%, 1/01/25, (Pre-refunded 7/01/23)
67,135	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	68,353,500
	Series 2016, 6.000%, 4/01/46
1,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	918,610
	Series 2017, 5.000%, 4/01/46
5,245	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues	12/22 at 100.00	Ba3	4,653,102
	Series 2012A, 5.000%, 12/01/42
8,400	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	8,975,904
	Refunding Series 2017B, 7.000%, 12/01/42, 144A
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,
	Refunding Series 2017H:
5,835	5.000%, 12/01/36	12/27 at 100.00	BB	5,473,930
4,940	5.000%, 12/01/46	12/27 at 100.00	BB	4,309,014
6,055	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/28 at 100.00	BB	5,273,784
	Refunding Series 2018D, 5.000%, 12/01/46
38,905	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/25 at 100.00	BB	40,644,053
	Series 2016A, 7.000%, 12/01/44
14,805	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB	15,295,342
	Series 2016B, 6.500%, 12/01/46
19,585	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	20,799,858
	Series 2017A, 7.000%, 12/01/46, 144A
1,410	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated	No Opt. Call	BB	938,961
	Tax Revenues, Series 1998B-1, 0.000%, 12/01/30 – NPFG Insured
	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Second Lien
	Series 2020A:
1,405	4.000%, 12/01/50	12/29 at 100.00	A+	1,087,990
2,285	5.000%, 12/01/55	12/29 at 100.00	A+	2,126,718
12,215	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014,	12/24 at 100.00	AA	12,277,052
	5.250%, 12/01/49
	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport,
	Refunding Senior Lien Series 2022B:
2,615	4.500%, 1/01/56	1/31 at 100.00	A+	2,241,264
5,000	5.250%, 1/01/56	1/31 at 100.00	A+	4,896,450
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
1,500	0.000%, 1/01/31 – NPFG Insured	No Opt. Call	BBB–	1,015,050
32,670	0.000%, 1/01/32 – FGIC Insured	No Opt. Call	BBB–	20,795,435
12,360	0.000%, 1/01/37 – FGIC Insured	No Opt. Call	BBB–	5,805,863
2,500	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A,	1/24 at 100.00	Ba1	2,451,625
	5.250%, 1/01/33
17,605	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A,	1/27 at 100.00	BBB–	17,936,150
	6.000%, 1/01/38
2,605	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, 5.000%, 1/01/38	1/26 at 100.00	BBB–	2,466,857
3,000	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Series 2008C,	1/25 at 100.00	A–	2,895,120
	5.000%, 1/01/39
10,000	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago	12/23 at 100.00	BBB	9,565,700
	City Colleges, Series 2013, 5.250%, 12/01/43
	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural
	History, Series 2002.RMKT:
2,500	4.450%, 11/01/36	11/25 at 102.00	A2	2,485,925
3,400	5.500%, 11/01/36	11/23 at 100.00	A	3,476,432

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools
	Belmont School Project, Series 2015A:
$ 1,700	5.750%, 12/01/35, 144A	12/25 at 100.00	N/R	$ 1,729,104
115	6.000%, 12/01/45, 144A	12/25 at 100.00	N/R	116,927
	Illinois Finance Authority, Health Services Facility Lease Revenue Bonds, Provident
	Group – UIC Surgery Center, LLC – University of Illinois Health Services Facility Project,
	Series 2020:
3,835	4.000%, 10/01/50	10/30 at 100.00	BBB+	2,943,286
5,190	4.000%, 10/01/55	10/30 at 100.00	BBB+	3,850,980
	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network,
	Series 2016C:
1,755	4.000%, 2/15/41, (Pre-refunded 2/15/27)	2/27 at 100.00	N/R (5)	1,785,081
37,620	4.000%, 2/15/41	2/27 at 100.00	Aa2	32,578,920
80	4.000%, 2/15/41, (Pre-refunded 2/15/27)	2/27 at 100.00	N/R (5)	81,371
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
1,485	5.000%, 9/01/34, (Pre-refunded 9/01/24)	9/24 at 100.00	AA+ (5)	1,525,986
19,025	5.000%, 9/01/42, (Pre-refunded 9/01/24)	9/24 at 100.00	AA+ (5)	19,550,090
4,000	Illinois Finance Authority, Revenue Bonds, Lutheran Home and Services, Series 2019A,	11/26 at 103.00	N/R	3,095,000
	5.000%, 11/01/49
10,000	Illinois Finance Authority, Revenue Bonds, Northshore – Edward-Elmhurst Health Credit	8/32 at 100.00	N/R	9,947,100
	Group, Series 2022A, 5.000%, 8/15/47, (UB) (6)
12,000	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A,	11/25 at 100.00	A3	11,543,160
	5.000%, 11/15/45
1,435	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series	7/23 at 100.00	A–	1,454,932
	2013A, 6.000%, 7/01/43
	Illinois Finance Authority, Revenue Bonds, Rosalind Franklin University Research
	Building Project, Series 2017C:
1,000	5.000%, 8/01/42	8/27 at 100.00	BBB+	973,630
1,000	5.000%, 8/01/46	8/27 at 100.00	BBB+	954,300
1,000	5.000%, 8/01/47	8/27 at 100.00	BBB+	951,280
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,
	Refunding Series 2015C:
560	5.000%, 8/15/35	8/25 at 100.00	A3	560,437
6,140	5.000%, 8/15/44	8/25 at 100.00	A3	5,955,616
	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series 2015A:
2,235	5.000%, 10/01/46, (UB)	10/25 at 100.00	AA–	2,290,182
17,765	5.000%, 10/01/46, (Pre-refunded 10/01/25), (UB)	10/25 at 100.00	N/R (5)	18,566,024
5,670	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, Series 2021C,	7/30 at 100.00	Aaa	3,478,035
	2.850%, 7/01/56
3,665	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014,	6/24 at 100.00	BB+	3,727,378
	5.250%, 6/15/31 – AGM Insured
	Illinois State, General Obligation Bonds, December Series 2017A:
11,800	5.000%, 12/01/38	12/27 at 100.00	BBB–	11,285,284
1,330	5.000%, 12/01/39	12/27 at 100.00	BBB–	1,257,887
	Illinois State, General Obligation Bonds, February Series 2014:
3,275	5.000%, 2/01/24	No Opt. Call	BBB–	3,302,969
1,575	5.250%, 2/01/34	2/24 at 100.00	BBB–	1,575,661
7,500	5.000%, 2/01/39	2/24 at 100.00	BBB–	7,123,050
5,200	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/29	1/26 at 100.00	BBB–	5,205,044
	Illinois State, General Obligation Bonds, May Series 2014:
510	5.000%, 5/01/36	5/24 at 100.00	BBB–	494,221
1,915	5.000%, 5/01/39	5/24 at 100.00	BBB–	1,817,086
4,460	Illinois State, General Obligation Bonds, May Series 2020, 5.500%, 5/01/39	5/30 at 100.00	BBB–	4,483,638
13,200	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/41	11/26 at 100.00	BBB–	12,249,996

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 31,485	Illinois State, General Obligation Bonds, November Series 2017C, 5.000%, 11/01/29	11/27 at 100.00	BBB–	$ 31,512,077
2,040	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/27	No Opt. Call	BBB–	2,048,017
5,000	Illinois State, General Obligation Bonds, November Series 2019B, 4.000%, 11/01/35	11/29 at 100.00	BBB–	4,305,750
5,000	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/29	2/27 at 100.00	BBB–	5,006,050
	Illinois State, General Obligation Bonds, Series 2013:
2,000	5.250%, 7/01/31	7/23 at 100.00	BBB–	2,002,560
4,140	5.500%, 7/01/38	7/23 at 100.00	BBB–	4,143,767
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A:
5,000	5.000%, 1/01/35	1/23 at 100.00	A1	5,010,150
5,590	5.000%, 1/01/38	1/23 at 100.00	A1	5,599,000
18,920	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A,	7/25 at 100.00	A1	19,219,882
	5.000%, 1/01/40
20,470	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2019A,	7/29 at 100.00	A1	20,662,418
	5.000%, 1/01/44
540	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/25 at 100.00	BB+	492,356
	Bonds, Refunding Series 2015B, 5.000%, 6/15/52
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Refunding Series 2020A:
18,325	4.000%, 6/15/50	12/29 at 100.00	BB+	13,850,218
7,290	5.000%, 6/15/50	12/29 at 100.00	BB+	6,682,160
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Refunding Series 2022A:
2,910	4.000%, 12/15/42	12/31 at 100.00	BB+	2,360,388
4,500	4.000%, 6/15/52	12/31 at 100.00	BB+	3,356,550
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Series 2015A:
2,890	0.000%, 12/15/52	No Opt. Call	BB+	461,533
5,185	5.000%, 6/15/53	12/25 at 100.00	BB+	4,721,565
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Capital Appreciation Refunding Series 2010B-1:
25,000	0.000%, 6/15/44 – AGM Insured	No Opt. Call	BB+	7,814,250
43,200	0.000%, 6/15/45 – AGM Insured	No Opt. Call	BB+	12,667,968
10,000	0.000%, 6/15/46 – AGM Insured	No Opt. Call	BB+	2,762,600
8,750	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	Baa2	6,699,262
	Expansion Project, Series 1994B, 0.000%, 6/15/28 – NPFG Insured
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
18,085	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	BB+	16,464,584
20,045	0.000%, 12/15/35 – AGM Insured	No Opt. Call	BB+	10,478,323
9,010	0.000%, 6/15/37 – NPFG Insured	No Opt. Call	BB+	4,003,414
465	Morton Grove, Illinois, Tax Increment Revenue Bonds, Sawmill Station Redevelopment	1/26 at 100.00	N/R	398,724
	Project, Senior Lien Series 2019, 5.000%, 1/01/39
1,842	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project,	3/24 at 100.00	AA	1,860,862
	Refunding Series 2014, 5.000%, 3/01/34 – AGM Insured
2,600	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	A1	2,971,982
	Illinois, General Obligation Bonds, Series 2000A, 6.500%, 7/01/30 – NPFG Insured
7,025	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial	11/23 at 100.00	N/R (5)	7,304,384
	Group, Inc., Series 2013, 7.625%, 11/01/48, (Pre-refunded 11/01/23)
4,000	Southwestern Illinois Development Authority, School Revenue Bonds, Triad School District 2,	No Opt. Call	Baa2	3,540,560
	Madison County, Illinois, Series 2006, 0.000%, 10/01/25 – NPFG Insured
12,125	Springfield, Illinois, Electric Revenue Bonds, Refunding Senior Lien Series 2015,	3/25 at 100.00	A2	12,388,355
	5.000%, 3/01/40 – AGM Insured

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Will County Community Unit School District 201-U Crete-Monee, Illinois, General
	Obligation Bonds, Capital Appreciation Series 2004:
$ 165	0.000%, 11/01/22 – NPFG Insured, (ETM)	No Opt. Call	N/R (5)	$ 165,000
780	0.000%, 11/01/22 – NPFG Insured, (ETM)	No Opt. Call	Baa2 (5)	780,000
6,415	Will County School District 122, New Lenox, Illinois, General Obligation Bonds, Capital	No Opt. Call	Aa3	5,929,834
	Appreciation School Series 2004D, 0.000%, 11/01/24 – AGM Insured
784,482	Total Illinois			671,960,811
	Indiana – 2.6% (1.5% of Total Investments)
2,650	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown	No Opt. Call	Baa2	2,536,262
	Point Community School Corporation, Series 2000, 0.000%, 1/15/24 – NPFG Insured
12,045	Indiana Finance Authority, Educational Facilities Revenue Bonds, Valparaiso University	10/24 at 100.00	Baa1	12,057,045
	Project, Series 2014, 5.000%, 10/01/44
10,425	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project,	5/23 at 100.00	A (5)	10,518,199
	Series 2012A, 5.000%, 5/01/42, (Pre-refunded 5/01/23)
17,970	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/24 at 100.00	A+	18,256,622
	Series 2014A, 5.000%, 10/01/44
	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E:
10,000	0.000%, 2/01/26 – AMBAC Insured	No Opt. Call	AA–	8,847,400
20,000	0.000%, 2/01/28 – AMBAC Insured	No Opt. Call	AA–	16,245,400
73,090	Total Indiana			68,460,928
	Iowa – 1.5% (0.9% of Total Investments)
10,000	Iowa Finance Authority, Health Facilities Revenue Bonds, UnityPoint Health Project,	2/23 at 100.00	A1 (5)	10,057,200
	Series 2013A, 5.250%, 2/15/44, (Pre-refunded 2/15/23)
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer
	Company Project, Refunding Series 2022:
10,045	5.000%, 12/01/50	12/29 at 103.00	BBB–	8,712,933
10,860	5.000%, 12/01/50, (Mandatory Put 12/01/42)	12/29 at 103.00	BBB–	9,682,993
5,700	Iowa Finance Authority, Senior Housing Revenue Bonds, PHS Council Bluffs, Inc. Project,	8/23 at 102.00	N/R	4,212,927
	Series 2018, 5.250%, 8/01/55
36,850	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Bonds, Class 2	6/31 at 25.58	N/R	3,296,970
	Capital Appreciation Senior Lien Series 2021B-2, 0.000%, 6/01/65
4,315	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Bonds, Senior Lien	6/31 at 100.00	BBB	3,942,313
	Series Class 2 Series 2021B-1, 4.000%, 6/01/49
77,770	Total Iowa			39,905,336
	Kansas – 0.4% (0.2% of Total Investments)
1,000	Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village Inc, Series	5/27 at 100.00	BB+	909,140
	2017A, 5.000%, 5/15/43
	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation
	Bonds, Vacation Village Project Area 1 and 2A, Series 2015:
3,390	5.000%, 9/01/27	9/25 at 100.00	N/R	3,114,461
2,380	5.750%, 9/01/32	9/25 at 100.00	N/R	2,087,641
2,575	6.000%, 9/01/35	9/25 at 100.00	N/R	2,243,185
2,500	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation	3/29 at 103.00	N/R	2,259,850
	Bonds, Village East Project Areas 2B 3 and 5, Series 2022, 5.750%, 9/01/39, 144A
11,845	Total Kansas			10,614,277
	Kentucky – 2.2% (1.3% of Total Investments)
5,915	Christian County, Kentucky, Hospital Revenue Bonds, Jennie Stuart Medical Center, Series	2/26 at 100.00	BB+	5,883,591
	2016, 5.500%, 2/01/44
10,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro	6/27 at 100.00	BBB–	9,881,000
	Health, Refunding Series 2017A, 5.000%, 6/01/37

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky
	Information Highway Project, Senior Series 2015A:
$ 4,345	5.000%, 7/01/37	7/25 at 100.00	Baa2	$ 4,244,630
17,615	5.000%, 1/01/45	7/25 at 100.00	Baa2	16,367,330
	Kentucky Public Transportation Infrastructure Authority, Toll Revenue Bonds, Downtown
	Crossing Project, Convertible Capital Appreciation First Tier Series 2013C:
4,360	0.000%, 7/01/43 (8)	7/31 at 100.00	Baa2	4,633,198
8,510	0.000%, 7/01/46 (8)	7/31 at 100.00	Baa2	9,056,597
	Kentucky Public Transportation Infrastructure Authority, Toll Revenue Bonds, Downtown
	Crossing Project, First Tier Series 2013A:
2,390	5.750%, 7/01/49, (Pre-refunded 7/01/23)	7/23 at 100.00	Baa2 (5)	2,420,258
480	6.000%, 7/01/53, (Pre-refunded 7/01/23)	7/23 at 100.00	Baa2 (5)	486,792
5,000	Louisville and Jefferson County Metropolitan Government, Kentucky, Hospital Revenue	5/32 at 100.00	BBB+	4,599,050
	Bonds, UofL Health Project, Series 2022A, 5.000%, 5/15/52
58,615	Total Kentucky			57,572,446
	Louisiana – 1.4% (0.8% of Total Investments)
2,525	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala	7/23 at 100.00	N/R	2,531,565
	Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36
10,845	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Ochsner Clinic Foundation	5/30 at 100.00	A3	8,550,090
	Project, Series 2020A, 4.000%, 5/15/49
	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries
	of Our Lady Health System, Series 1998A:
5,290	5.750%, 7/01/25, (UB)	No Opt. Call	A2	5,454,043
135	5.750%, 7/01/25, (ETM), (UB)	No Opt. Call	A2 (5)	143,371
11,000	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project,	10/33 at 100.00	BBB	9,714,100
	Refunding Series 2017, 0.000%, 10/01/46 (8)
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,
	Series 2015:
1,045	4.250%, 5/15/40	5/25 at 100.00	A3	950,929
5,000	5.000%, 5/15/47	5/25 at 100.00	A3	4,904,950
1,000	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 4.250%,	6/24 at 100.00	A (5)	1,013,760
	6/01/34, (Pre-refunded 6/01/24)
3,275	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series	6/30 at 100.00	BB–	3,447,527
	2010A, 6.350%, 10/01/40, 144A
40,115	Total Louisiana			36,710,335
	Maine – 1.9% (1.1% of Total Investments)
7,530	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/23 at 100.00	Ba1 (5)	7,613,433
	Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43, (Pre-refunded 7/01/23)
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine
	Medical Center Obligated Group Issue, Series 2016A:
5,450	4.000%, 7/01/41	7/26 at 100.00	Ba1	4,431,449
10,265	4.000%, 7/01/46	7/26 at 100.00	Ba1	7,960,200
10,000	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Mainehealth	7/24 at 100.00	A+ (5)	10,244,600
	Issue, Series 2015, 5.000%, 7/01/39, (Pre-refunded 7/01/24) 2022 2022
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineHealth
	Issue, Series 2020A:
2,705	4.000%, 7/01/45	7/30 at 100.00	A+	2,283,507
5,000	4.000%, 7/01/50	7/30 at 100.00	A+	3,993,350
4,500	Maine State Housing Authority, Multifamily Mortgage Purchase Bonds, Series 2021A,	5/30 at 100.00	AA+	2,411,730
	2.200%, 11/15/51
8,885	Maine State Housing Authority, Multifamily Mortgage Purchase Bonds, Series 2022A,	11/30 at 100.00	AA+	5,627,048
	2.600%, 11/15/46

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maine (continued)
$ 7,695	Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Series 2020D,	5/29 at 100.00	AA+	$ 5,194,125
	2.800%, 11/15/45
915	Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Social Series	11/30 at 100.00	AA+	547,801
	2021C, 2.300%, 11/15/46
62,945	Total Maine			50,307,243
	Maryland – 2.3% (1.3% of Total Investments)
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
1,280	5.000%, 9/01/33	9/27 at 100.00	CCC	1,180,442
3,050	5.000%, 9/01/39	9/27 at 100.00	CCC	2,620,773
3,025	5.000%, 9/01/46	9/27 at 100.00	CCC	2,513,291
1,000	Howard County, Maryland, Special Obligation Bonds, Downtown Columbia Project, Series	2/26 at 100.00	N/R	872,090
	2017A, 4.375%, 2/15/39, 144A
	Maryland Community Development Administration Department of Housing and Community
	Development, Residential Revenue Bonds, Series 2021C:
6,600	2.450%, 9/01/41	9/30 at 100.00	AA+	4,515,984
12,000	2.550%, 9/01/44	9/30 at 100.00	Aa1	7,911,360
7,975	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/32 at 100.00	Baa3	6,097,127
	HealthCare Issue, Series 2021B, 4.000%, 1/01/51
13,315	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/27 at 100.00	Baa3	13,055,491
	Healthcare, Series 2016A, 5.500%, 1/01/46
10,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge	7/25 at 100.00	A+	9,808,900
	Health System, Series 2015, 5.000%, 7/01/47
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula	7/24 at 100.00	A3 (5)	1,539,135
	Regional Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/45, (Pre-refunded 7/01/24)
	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds,
	Suitland-Naylor Road Project, Series 2016:
2,000	4.750%, 7/01/36, 144A	1/26 at 100.00	N/R	1,931,580
2,300	5.000%, 7/01/46, 144A	1/26 at 100.00	N/R	2,222,145
	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Series 2017B:
1,335	4.250%, 11/01/37	11/24 at 103.00	B–	1,063,074
1,250	4.500%, 11/01/43	11/24 at 103.00	B–	986,262
2,650	5.000%, 11/01/47	11/24 at 103.00	B–	2,198,917
69,280	Total Maryland			58,516,571
	Massachusetts – 3.1% (1.8% of Total Investments)
	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue,
	Series 2014A:
2,245	5.250%, 7/01/34	7/24 at 100.00	B–	1,992,505
6,195	5.500%, 7/01/44	7/24 at 100.00	B–	5,196,056
	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the
	Charles, Inc. Issue, Series 2017:
8,200	4.125%, 10/01/42, 144A	11/22 at 105.00	BB+	7,534,488
3,000	5.000%, 10/01/57, 144A	11/22 at 105.00	BB+	3,012,810
	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015:
3,220	4.500%, 1/01/45	1/25 at 100.00	Baa2	2,814,827
2,950	5.000%, 1/01/45	1/25 at 100.00	Baa2	2,802,884
4,035	Massachusetts Development Finance Agency, Revenue Bonds, Emmanuel College, Series 2016A,	10/26 at 100.00	Baa2	3,118,450
	4.000%, 10/01/46
16,280	Massachusetts Development Finance Agency, Revenue Bonds, Massachusetts Institute of	No Opt. Call	AAA	17,171,167
	Technology, Series 2020P, 5.000%, 7/01/50
900	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center	7/30 at 100.00	BB+	776,052
	Issue, Series 2020G, 5.000%, 7/15/46, 144A
6,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation,	No Opt. Call	AA–	6,958,980
	Series 2002A, 5.750%, 1/01/42 – AMBAC Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$ 7,405	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts	No Opt. Call	AAA	$ 8,670,663
	Institute of Technology, Series 2002K, 5.500%, 7/01/32, (UB) (6)
2,800	Massachusetts Housing Finance Agency, Housing Bonds, Series 2014D, 3.875%, 12/01/39	6/24 at 100.00	AA–	2,451,316
	Massachusetts Housing Finance Agency, Housing Bonds, Sustainability Green Series 2021A-1:
3,340	2.375%, 12/01/46	6/30 at 100.00	AA	2,029,050
3,600	2.450%, 12/01/51	6/30 at 100.00	AA	2,052,756
8,310	2.550%, 12/01/56	6/30 at 100.00	AA	4,650,941
4,500	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Social Series	6/30 at 100.00	AA+	2,788,605
	2020-220, 2.300%, 12/01/44
4,560	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior	5/23 at 100.00	Aa2 (5)	4,605,098
	Series 2013A, 5.000%, 5/15/43, (Pre-refunded 5/15/23)
3,345	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2021B,	4/31 at 100.00	AA	1,759,503
	2.000%, 4/01/50
425	Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA Loan Program,	12/22 at 100.00	AAA	425,795
	Subordinate Series 1999A, 5.750%, 8/01/29
91,310	Total Massachusetts			80,811,946
	Michigan – 2.1% (1.2% of Total Investments)
5,060	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and	No Opt. Call	AA	5,475,173
	Site Improvement Bonds, Series 2001A, 6.000%, 5/01/29 – AGM Insured, (UB)
3,665	Detroit Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Catalyst	7/24 at 100.00	AA	3,572,459
	Development Project, Series 2018A, 5.000%, 7/01/48 – AGM Insured
	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Refunding
	Series 2015:
4,495	4.000%, 11/15/35	5/25 at 100.00	A	4,119,308
2,510	4.000%, 11/15/36	5/25 at 100.00	A	2,298,809
	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,
	Refunding Series 2016MI:
5,805	5.000%, 12/01/45	6/26 at 100.00	AA–	5,666,841
145	5.000%, 12/01/45, (Pre-refunded 6/01/26)	6/26 at 100.00	N/R (5)	152,942
2,705	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2006 Sold Tobacco	12/30 at 100.00	BBB	2,594,879
	Receipts Senior Current Interest Series 2020A-2, 5.000%, 6/01/40
1,000	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2007 Sold Tobacco	12/30 at 100.00	BBB+	765,290
	Receipts, Series 2020A-CL-1, 4.000%, 6/01/49
	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Social
	Series 2021A:
21,675	2.350%, 12/01/46	12/30 at 100.00	Aa2	13,200,292
8,280	2.500%, 6/01/52	12/30 at 100.00	Aa2	4,849,844
10,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/31 at 100.00	AA–	5,806,800
	2020-I, 2.625%, 10/15/56
	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne
	County Airport, Series 2015D:
3,550	5.000%, 12/01/40	12/25 at 100.00	A–	3,532,818
3,600	5.000%, 12/01/45	12/25 at 100.00	A–	3,528,540
72,490	Total Michigan			55,563,995
	Minnesota – 2.2% (1.3% of Total Investments)
	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory
	Academy, Refunding Series 2016A:
155	4.000%, 8/01/36	8/26 at 100.00	BB+	125,504
440	4.000%, 8/01/41	8/26 at 100.00	BB+	334,884
2,000	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Prairie Seeds Academy	3/25 at 100.00	BB–	1,829,380
	Project, Refunding Series 2015A, 5.000%, 3/01/34

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$ 1,720	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project,	7/25 at 100.00	BB+	$ 1,624,334
	Series 2015A, 5.500%, 7/01/50
	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds,
	Essentia Health Obligated Group, Series 2018A:
9,250	4.250%, 2/15/43	2/28 at 100.00	A–	8,192,170
27,325	4.250%, 2/15/48	2/28 at 100.00	A–	23,504,418
	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Cyber Village Academy
	Project, Series 2022A:
340	5.250%, 6/01/42	6/32 at 100.00	N/R	306,493
215	5.500%, 6/01/57	6/32 at 100.00	N/R	190,881
1,400	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project,	7/32 at 100.00	N/R	1,206,982
	Series 2022A, 5.500%, 7/01/52
2,405	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,	1/32 at 100.00	A+	2,021,330
	Subordinate Lien Series 2022A, 4.250%, 1/01/52
2,275	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020E,	7/29 at 100.00	AA+	1,618,162
	2.700%, 7/01/44
	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020I:
2,255	2.150%, 7/01/45	1/30 at 100.00	AA+	1,423,852
3,625	2.200%, 1/01/51	1/30 at 100.00	AA+	2,207,770
5,610	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2021H,	1/31 at 100.00	Aa1	3,936,481
	2.550%, 1/01/46
	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project,
	Series 2016A:
405	5.000%, 4/01/36	4/26 at 100.00	N/R	319,962
605	5.000%, 4/01/46	4/26 at 100.00	N/R	421,020
2,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue	7/25 at 100.00	A	1,874,180
	Bonds, HealthPartners Obligated Group, Refunding Series 2015A, 4.000%, 7/01/35
90	Saint Paul Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue	4/23 at 100.00	N/R	87,841
	Bonds, 2700 University at Westgate Station, Series 2015B, 4.250%, 4/01/25
	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds,
	HealthEast Inc., Series 2015A:
2,785	5.000%, 11/15/40, (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (5)	2,904,087
3,190	5.000%, 11/15/44, (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (5)	3,326,404
68,090	Total Minnesota			57,456,135
	Mississippi – 0.2% (0.1% of Total Investments)
3,720	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System	No Opt. Call	A2 (5)	3,803,849
	Project, Series 2005, 5.250%, 7/01/24 – AGM Insured, (ETM)
1,000	Mississippi Home Corporation, Single Family Mortgage Revenue Bonds, Series 2021A,	6/30 at 100.00	Aaa	616,060
	2.125%, 12/01/44
4,720	Total Mississippi			4,419,909
	Missouri – 2.6% (1.5% of Total Investments)
2,600	Chesterfield Valley Transportation Development District, Missouri, Transportation Sales	5/23 at 100.00	A–	2,408,510
	Tax Revenue Bonds, Series 2015, 3.625%, 5/15/31
	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward
	Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016:
400	5.000%, 4/01/36, 144A	4/26 at 100.00	N/R	352,364
1,520	5.000%, 4/01/46, 144A	4/26 at 100.00	N/R	1,235,061
15,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds,	No Opt. Call	A2	12,238,800
	Improvement Series 2004B-1, 0.000%, 4/15/28 – AMBAC Insured
4,345	Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds,	5/27 at 100.00	BB	3,426,337
	Aberdeen Heights Project, Refunding Series 2017A, 5.250%, 5/15/50

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty
	Commons Project, Series 2015A:
$ 1,575	5.750%, 6/01/35, 144A	6/25 at 100.00	N/R	$ 1,386,787
1,055	6.000%, 6/01/46, 144A	6/25 at 100.00	N/R	903,787
2,460	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	5/23 at 100.00	BBB	2,486,814
	Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue
	Bonds, Saint Louis College of Pharmacy, Series 2015B:
1,410	5.000%, 5/01/40	11/23 at 100.00	BBB	1,432,884
2,000	5.000%, 5/01/45	11/23 at 100.00	BBB	2,032,460
7,040	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/23 at 100.00	A2	7,069,920
	CoxHealth, Series 2013A, 5.000%, 11/15/48
2,250	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	12/22 at 100.00	A1	2,250,675
	Heartland Regional Medical Center, Series 2012, 5.000%, 2/15/43
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	Mosaic Health System, Series 2019A:
5,055	4.000%, 2/15/44	2/29 at 100.00	A1	4,303,979
10,095	4.000%, 2/15/49	2/29 at 100.00	A1	8,349,675
405	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/23 at 100.00	BB+	392,899
	Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43
	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint
	Andrew’s Resources for Seniors, Series 2015A:
1,650	5.000%, 12/01/35	12/25 at 100.00	N/R	1,554,597
455	5.125%, 12/01/45	12/25 at 100.00	N/R	409,241
4,125	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport,	No Opt. Call	A–	4,468,860
	Series 2005, 5.500%, 7/01/29 – NPFG Insured
15,350	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley	No Opt. Call	N/R	10,461,178
	Park Projects, Series 2000A, 0.000%, 6/01/30 – AMBAC Insured
78,790	Total Missouri			67,164,828
	Montana – 0.1% (0.0% of Total Investments)
	Kalispell, Montana, Housing and Healthcare Facilities Revenue Bonds, Immanuel Lutheran
	Corporation, Series 2017A:
1,175	5.250%, 5/15/37	5/25 at 102.00	N/R	1,069,038
375	5.250%, 5/15/47	5/25 at 102.00	N/R	317,479
1,550	Total Montana			1,386,517
	Nebraska – 0.7% (0.4% of Total Investments)
1,330	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska	11/25 at 100.00	A	1,294,968
	Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska
	Methodist Health System, Refunding Series 2015:
2,090	4.125%, 11/01/36	11/25 at 100.00	A	1,931,745
1,865	5.000%, 11/01/48	11/25 at 100.00	A	1,797,114
7,760	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series	3/29 at 100.00	AA+	5,594,494
	2020A, 2.700%, 9/01/43
6,800	Scotts Bluff County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Regional	2/27 at 100.00	BB+	6,661,688
	West Medical Center Project, Refunding & Improvement Series 2016A, 5.250%, 2/01/37
19,845	Total Nebraska			17,280,009
	Nevada – 1.2% (0.7% of Total Investments)
410	Director of the State of Nevada Department of Business and Industry, Charter School	12/25 at 100.00	BB	384,080
	Lease Revenue Bonds, Somerset Academy, Series 2018A, 5.000%, 12/15/38, 144A
	Henderson, Nevada, Local Improvement Bonds, Local Improvement District T-21 Black
	Mountain Ranch, Series 2022:
750	3.500%, 9/01/45	9/31 at 100.00	N/R	502,065
500	4.000%, 9/01/51	9/31 at 100.00	N/R	363,075

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$ 23,505	Las Vegas Convention and Visitors Authority, Nevada, Convention Center Expansion Revenue	7/28 at 100.00	A	$ 18,991,570
	Bonds, Series 2018B, 4.000%, 7/01/49
2,150	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Refunding Series	7/27 at 100.00	A	2,007,885
	2017B, 4.000%, 7/01/36
1,000	Las Vegas, Nevada, Sales Tax Increment Revenue Bonds, Symphony Park Tourism Improvement	11/22 at 100.00	N/R	855,360
	District, Series 2016, 4.375%, 6/15/35, 144A
500	Neveda State Director of the Department of Business and Industry, Charter School Revenue	7/25 at 100.00	BB+	458,890
	Bonds, Doral Academy of Nevada, Series 2017A, 5.000%, 7/15/37, 144A
3,950	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Bonds, ReTrac-Reno	12/28 at 100.00	A3	3,305,676
	Transportation Rail Access Corridor Project, Series 2018A, 4.000%, 6/01/43
3,500	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Capital Appreciation Bonds,	7/38 at 31.26	N/R	360,010
	ReTrac-Reno Transportation Rail Access Corridor Project, Series 2018C, 0.000%, 7/01/58, 144A
3,210	Tahoe-Douglas Visitors Authority, Nevada, Stateline Revenue Bonds, Series 2020,	7/30 at 100.00	N/R	2,888,133
	5.000%, 7/01/51
39,475	Total Nevada			30,116,744
	New Hampshire – 1.2% (0.6% of Total Investments)
16,085	National Finance Authority, New Hampshire, Hospital Facilities Revenue Bonds, Saint	5/31 at 100.00	AA	13,462,823
	Elizabeth Medical Center, Inc., Series 2021A, 4.000%, 5/01/51
12,045	National Finance Authority, New Hampshire, Municipal Certificates Series 2022-1 Class A,	No Opt. Call	BBB	10,881,007
	4.375%, 9/20/36 2022 1
5,000	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta	7/23 at 100.00	B	4,154,500
	Project, Refunding Series 2018B, 4.625%, 11/01/42, 144A
1,185	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta	7/25 at 100.00	B	874,613
	Project, Refunding Series 2020A, 3.625%, 7/01/43, (Mandatory Put 7/02/40), 144A
500	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Kendal at	10/26 at 100.00	BBB+	486,705
	Hanover, Series 2016, 5.000%, 10/01/40
34,815	Total New Hampshire			29,859,648
	New Jersey – 6.9% (3.9% of Total Investments)
	New Jersey Economic Development Authority, School Facilities Construction Bonds,
	Refunding Series 2016BBB:
34,310	5.500%, 6/15/29, (Pre-refunded 12/15/26)	12/26 at 100.00	BBB (5)	37,233,212
2,110	5.500%, 6/15/30, (Pre-refunded 12/15/26)	12/26 at 100.00	BBB (5)	2,289,772
	New Jersey Economic Development Authority, School Facilities Construction Bonds,
	Series 2005N-1:
6,835	5.500%, 9/01/24 – AMBAC Insured	No Opt. Call	BBB	7,045,655
5,045	5.500%, 9/01/28 – NPFG Insured	No Opt. Call	BBB	5,431,144
	New Jersey Economic Development Authority, School Facilities Construction Bonds,
	Series 2015WW:
11,335	5.250%, 6/15/40	6/25 at 100.00	BBB	11,372,519
655	5.250%, 6/15/40, (Pre-refunded 6/15/25)	6/25 at 100.00	N/R (5)	688,359
3,310	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health,	7/24 at 100.00	AA–	3,261,542
	Refunding Series 2014A, 5.000%, 7/01/44
2,035	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	BBB	1,710,458
	Appreciation Series 2010A, 0.000%, 12/15/26
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	BBB+	11,649,600
	Series 2006C, 0.000%, 12/15/33 – AGM Insured
20,040	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/24 at 100.00	BBB	19,290,304
	2014AA, 5.000%, 6/15/44
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA:
13,690	4.750%, 6/15/38	6/25 at 100.00	BBB	13,136,102
8,355	5.000%, 6/15/45	6/25 at 100.00	BBB	8,028,988

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	BBB	$ 5,007,050
	2019AA, 5.250%, 6/15/43
6,630	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/30 at 100.00	BBB	6,318,788
	2020AA, 5.000%, 6/15/50
33,200	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%,	No Opt. Call	A2	34,890,212
	1/01/26 – AGM Insured
1,150	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%,	5/23 at 100.00	A+ (5)	1,160,568
	5/01/43, (Pre-refunded 5/01/23)
5,000	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds,	11/30 at 100.00	Baa2	3,949,250
	Series 2020A, 4.000%, 11/01/50
3,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BBB+	2,909,130
	Bonds, Series 2018A, 5.250%, 6/01/46
3,410	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	3,135,359
	Bonds, Series 2018B, 5.000%, 6/01/46
1,330	Washington Township Board of Education, Mercer County, New Jersey, General Obligation	No Opt. Call	A2	1,391,526
	Bonds, Series 2005, 5.250%, 1/01/26 – AGM Insured
186,440	Total New Jersey			179,899,538
	New Mexico – 0.2% (0.1% of Total Investments)
3,345	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1	7/30 at 100.00	Aaa	2,121,232
	Series 2021C, 2.250%, 7/01/46
	Santa Fe, New Mexico, Retirement Facilities Revenue Bonds, EL Castillo Retirement
	Residences Project, Series 2019A:
670	5.000%, 5/15/44	5/26 at 103.00	BB+	547,671
1,200	5.000%, 5/15/49	5/26 at 103.00	BB+	948,456
1,000	Winrock Town Center Tax Increment Development District 1, Albuquerque, New Mexico, Gross	5/29 at 103.00	N/R	787,840
	Receipts Tax Increment Bonds, Senior Lien Series 2022, 4.250%, 5/01/40, 144A
6,215	Total New Mexico			4,405,199
	New York – 8.0% (4.5% of Total Investments)
14,650	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of	9/25 at 100.00	N/R	14,515,367
	Medicine, Inc, Series 2015, 5.500%, 9/01/45, 144A
9,320	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter	12/30 at 100.00	N/R	6,673,586
	School, Series 2020A-1, 5.500%, 6/01/55, 144A
7,390	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter	12/30 at 100.00	N/R	5,356,789
	School, Series 2020B-1, 5.000%, 6/01/55, 144A
14,215	Dormitory Authority of the State of New York, General Revenue Bonds, Northwell Health	5/32 at 100.00	A3	12,162,354
	Obligated Group, Series 2022A, 4.250%, 5/01/52, (UB) (6)
1,535	Dormitory Authority of the State of New York, Insured Revenue Bonds, Mount Sinai School	No Opt. Call	Baa2	1,566,360
	of Medicine, Series 1994A, 5.150%, 7/01/24 – NPFG Insured
9,700	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series	No Opt. Call	AAA	10,260,951
	2017A, 5.000%, 10/01/47, (UB) (6)
4,070	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at	7/25 at 100.00	A–	4,083,024
	Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/45
	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical
	Center Obligated Group, Series 2015:
2,700	5.000%, 12/01/40, 144A	6/25 at 100.00	BBB–	2,428,677
5,600	5.000%, 12/01/45, 144A	6/25 at 100.00	BBB–	4,879,168
2,095	Genesee County Funding Corporation, New York, Revenue Bonds, Rochester Regional Health	12/32 at 100.00	BBB+	1,964,523
	Project, Series 2022A, 5.250%, 12/01/52
2,120	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The	2/30 at 100.00	N/R	1,964,138
	Academy Charter School Project, Refunding Series 2020B, 5.570%, 2/01/41

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 2,695	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The	2/27 at 100.00	N/R	$ 2,719,605
	Academy Charter School Project, Series 2017A, 6.240%, 2/01/47
2,965	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The	2/28 at 100.00	N/R	3,067,470
	Academy Charter School Project, Series 2018A, 6.760%, 2/01/48
1,270	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The	2/30 at 100.00	N/R	1,160,793
	Academy Charter School Project, Series 2020A, 5.730%, 2/01/50
	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The
	Academy Charter School Project, Series 2021A:
1,210	4.450%, 2/01/41	2/30 at 100.00	A2	911,009
2,130	4.600%, 2/01/51	2/30 at 100.00	A2	1,498,093
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green
	Climate Bond Certified Series 2020C-1:
2,790	5.000%, 11/15/50	5/30 at 100.00	BBB+	2,525,369
3,155	5.250%, 11/15/55	5/30 at 100.00	BBB+	2,971,442
8,390	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	11/30 at 100.00	BBB+	6,463,656
	Climate Bond Certified Series 2020D-2, 4.000%, 11/15/48
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	11/30 at 100.00	BBB+	3,829,550
	Climate Bond Certified Series 2020D-3, 4.000%, 11/15/49
2,210	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	No Opt. Call	BBB+	2,257,206
	Green Climate Certified Series 2017C-1, 5.000%, 11/15/24
7,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/30 at 100.00	BBB+	5,920,125
	Green Climate Certified Series 2020E, 4.000%, 11/15/45
3,585	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann’s	1/26 at 103.00	N/R	2,707,894
	Community Project, Series 2019, 5.000%, 1/01/50
1,000	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic	7/24 at 100.00	A–	1,013,510
	Health Services of Long Island Obligated Group Project, Series 2014, 5.000%, 7/01/31
7,285	Nassau County, New York, General Obligation Bonds, General Improvement Series 2022A,	4/32 at 100.00	A	6,393,826
	4.000%, 4/01/41
15,000	New York City Housing Development Corporation, New York, Sustainable Impact Revenue	2/28 at 100.00	Aa2	9,140,850
	Bonds, Williamsburg Housing Preservation LP, Series 2020A, 2.800%, 2/01/50
11,570	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/25 at 100.00	AA+	11,774,789
	General Resolution Revenue Bonds, Fiscal 2016 Series BB-1, 5.000%, 6/15/46, (UB) (6)
5	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%,	12/22 at 100.00	AA–	5,008
	4/01/26 – FGIC Insured
28,615	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	25,141,139
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
15,940	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 7 World Trade	3/30 at 100.00	Aaa	10,967,995
	Center Project, Refunding Green Series 2022A-CL2, 3.125%, 9/15/50
2,560	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	Baa2	2,080,230
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3,
	2.800%, 9/15/69
3,500	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond	5/28 at 100.00	Aa2	2,280,425
	Certified/Sustainability Series 2019P, 3.050%, 11/01/49
6,500	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 211,	4/27 at 100.00	Aa1	5,385,640
	3.750%, 10/01/43
1,000	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Bidding	9/32 at 100.00	AA+	836,550
	Group 1 Series 2022A, 4.000%, 3/15/50
15,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds,	9/30 at 100.00	Aa2	12,684,300
	General Purpose, Series 2020A, 4.000%, 3/15/49
5,000	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges &	11/32 at 100.00	Aa3	4,065,750
	Tunnels, Series 2022A, 4.000%, 11/15/52

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 10,010	Triborough Bridge and Tunnel Authority, New York, Sales Tax Revenue Bonds, MTA Bridges &	11/32 at 100.00	AA+	$ 8,141,233
	Tunnels, TBTA Capital Lockbox-City Sales Tax, Series 2022A, 4.000%, 5/15/57
7,110	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	6,080,259
246,390	Total New York			207,878,653
	North Carolina – 0.1% (0.1% of Total Investments)
2,150	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue	7/27 at 100.00	N/R	1,778,932
	Bonds, Aldersgate United Retirement Community Inc., Refunding Series 2017A, 5.000%, 7/01/47
1,000	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A,	7/26 at 100.00	Baa3	909,480
	5.000%, 7/01/54
3,150	Total North Carolina			2,688,412
	North Dakota – 1.9% (1.1% of Total Investments)
9,950	Cass County, North Dakota, Health Care Facilities Revenue Bonds, Essential Health	2/28 at 100.00	A–	8,566,453
	Obligated Group, Series 2018B, 4.250%, 2/15/48
4,525	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System	12/27 at 100.00	BBB–	4,224,268
	Obligated Group, Series 2017A, 5.000%, 12/01/42
1,000	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System	12/31 at 100.00	BBB–	693,120
	Obligated Group, Series 2021, 3.000%, 12/01/46 – AGM Insured
1,000	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley	12/26 at 100.00	N/R	863,760
	Homes and Services Obligated Group, Series 2017, 5.000%, 12/01/36
3,820	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2020B,	1/30 at 100.00	Aa1	2,595,690
	2.500%, 7/01/44
1,000	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Social Series	1/32 at 100.00	Aa1	847,850
	2022F, 4.250%, 1/01/47
	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C:
10,000	5.000%, 6/01/38	6/28 at 100.00	BBB–	8,596,100
28,050	5.000%, 6/01/53	6/28 at 100.00	BBB–	22,092,741
2,535	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC	9/23 at 100.00	N/R	1,267,500
	Project, Series 2013, 7.750%, 9/01/38 (4)
61,880	Total North Dakota			49,747,482
	Ohio – 11.2% (6.4% of Total Investments)
9,495	$280,000,000, Count of Washington, Ohio, Hospital Facilities Revenue Bonds, Series 2022,	12/32 at 100.00	N/R	8,465,837
	(Memorial Health System Obligated Group), 6.750%, 12/01/52
2,000	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities	11/30 at 100.00	BBB+	1,341,480
	Revenue Bonds, Summa Health Obligated Group, Refunding Series 2020, 3.000%, 11/15/40
70,220	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 22.36	N/R	7,018,489
	Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2,
	0.000%, 6/01/57
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1:
42,960	3.000%, 6/01/48	6/30 at 100.00	BBB+	27,955,361
14,060	4.000%, 6/01/48	6/30 at 100.00	BBB+	11,148,736
50,910	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	42,910,003
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
	Centerville, Ohio Health Care Improvement Revenue Bonds, Graceworks Lutheran Services,
	Refunding & Improvement Series 2017:
2,750	5.250%, 11/01/37	11/27 at 100.00	N/R	2,504,755
3,200	5.250%, 11/01/47	11/27 at 100.00	N/R	2,722,912
3,345	Cleveland Heights-University Heights City School District, Ohio, General Obligation	6/23 at 100.00	A1 (5)	3,380,624
	Bonds, School Improvement Series 2014, 5.000%, 12/01/51, (Pre-refunded 6/01/23)
5,000	County of Lucas, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group,	11/28 at 100.00	Baa3	3,466,900
	Series 2018A, 5.250%, 11/15/48

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 37,150	Cuyahoga County, Ohio, Certificates of Participation, Convention Hotel Project, Series	6/24 at 100.00	A1	$ 34,400,900
	2014, 4.375%, 12/01/44, (UB) (6)
	Darke County, Ohio, Hospital Facilities Revenue Bonds, Wayne Healthcare Project, Series 2019A:
1,165	4.000%, 9/01/40	9/29 at 100.00	BB+	930,404
1,750	4.000%, 9/01/45	9/29 at 100.00	BB+	1,321,810
2,000	5.000%, 9/01/49	9/29 at 100.00	BB+	1,645,840
6,840	Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds,	12/29 at 100.00	BBB–	6,159,352
	Greater Columbus Convention Center Hotel Expansion Project, Series 2019, 5.000%, 12/01/51
3,985	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017A,	12/27 at 100.00	AA–	2,997,358
	3.250%, 12/01/42
37,375	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien	1/23 at 100.00	Aa3 (5)	37,488,620
	Series 2013A, 5.000%, 1/01/38, (Pre-refunded 1/01/23)
	Middletown City School District, Butler County, Ohio, General Obligation Bonds,
	Refunding Series 2007:
4,380	5.250%, 12/01/27 – AGM Insured	No Opt. Call	A2	4,700,353
6,000	5.250%, 12/01/31 – AGM Insured	No Opt. Call	A2	6,574,980
12,000	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System	2/23 at 100.00	Ba2	10,169,160
	Obligated Group Project, Series 2013, 5.000%, 2/15/48
8,500	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds,	No Opt. Call	N/R	10,625
	FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/23
1,050	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	1,313
	FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23
2,020	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	2,525
	FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010B, 3.750%, 6/01/33 (4)
1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	1,250
	FirstEnergy Nuclear Generation Project, Refunding Series 2005B, 3.125%, 1/01/34 (4)
25,880	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	23,925,801
	FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 4.750%, 6/01/33, (Mandatory
	Put 6/01/22)
490	Ohio Higher Educational Facility Commission, Senior Hospital Parking Revenue Bonds,	1/30 at 100.00	A3	460,850
	University Circle Incorporated 2020 Project, Series 2020, 5.000%, 1/15/50
1,240	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructure Commission	2/31 at 100.00	A+	1,340,899
	Infrastructure Projects, Junior Lien, Capital Appreciation Series 2013A-3, 0.000%, 2/15/36 (8)
4,995	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructure Commission	2/23 at 100.00	A+ (5)	5,021,473
	Infrastructure Projects, Junior Lien, Current Interest Series 2013A-1, 5.000%, 2/15/48,
	(Pre-refunded 2/15/23)
1,610	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	2,013
	Generating Corporation Project, Refunding Series 2010C, 4.000%, 6/01/33
1,130	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	1,412
	Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (4)
20,505	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	18,956,667
	Nuclear Generating Corporation Project, Series 2009A, 4.750%, 6/01/33, (Mandatory
	Put 6/01/22)
20,480	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	18,933,555
	Nuclear Generating Corporation Project, Series 2010B, 4.750%, 6/01/33, (Mandatory
	Put 6/01/22)
3,000	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Tax Increment	11/30 at 100.00	N/R	2,185,470
	Financing Revenue Bonds, Cooperative Township Public Parking Project, Gallery at Kenwood,
	Senior Lien Series 2019A, 5.000%, 11/01/51
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health
	System Obligated Group Project, Refunding and Improvement Series 2012:
1,095	5.750%, 12/01/32	12/22 at 100.00	BB–	1,097,212
870	6.000%, 12/01/42	12/22 at 100.00	BB–	871,914

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 1,330	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education	3/25 at 100.00	N/R	$ 1,268,607
	Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015,
	6.000%, 3/01/45
411,780	Total Ohio			291,385,460
	Oklahoma – 0.9% (0.5% of Total Investments)
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine
	Project, Series 2018B:
1,000	5.500%, 8/15/52	8/28 at 100.00	BB+	819,300
23,475	5.500%, 8/15/57	8/28 at 100.00	BB+	18,843,148
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine
	Project, Taxable Series 2022:
1,150	5.500%, 8/15/41	8/32 at 100.00	N/R	1,017,888
1,390	5.500%, 8/15/44	8/32 at 100.00	N/R	1,206,979
2,340	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds,	11/25 at 102.00	BBB–	2,231,751
	Montereau, Inc Project, Refunding Series 2017, 5.250%, 11/15/45
29,355	Total Oklahoma			24,119,066
	Oregon – 0.1% (0.0% of Total Investments)
	Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Rose Villa Inc.,
	Series 2020A:
500	5.125%, 11/15/40	11/25 at 102.00	N/R	440,630
220	5.250%, 11/15/50	11/25 at 102.00	N/R	185,718
315	5.375%, 11/15/55	11/25 at 102.00	N/R	266,685
	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South
	Waterfront, Refunding Series 2014A:
1,000	5.400%, 10/01/44	10/24 at 100.00	N/R	933,080
800	5.500%, 10/01/49	10/24 at 100.00	N/R	744,848
2,835	Total Oregon			2,570,961
	Pennsylvania – 5.9% (3.4% of Total Investments)
14,805	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny	4/28 at 100.00	A	12,120,705
	Health Network Obligated Group Issue, Series 2018A, 4.000%, 4/01/44
2,540	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/27 at 100.00	Ba3	2,178,583
	Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A
	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue
	Bonds, FirstEnergy Generation Project, Refunding Series 2006A:
13,235	4.375%, 1/01/35, (Mandatory Put 7/01/22)	No Opt. Call	N/R	13,201,119
3,145	3.500%, 4/01/41 (4)	No Opt. Call	N/R	3,931
1,245	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	1,556
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (4)
1,240	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	1,550
	Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (4)
9,365	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	4/31 at 100.00	N/R	6,740,178
	Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 3.750%, 10/01/47
20,970	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue	11/27 at 100.00	B+	13,980,699
	Bonds, Tower Health Project, Series 2017, 5.000%, 11/01/50
	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane
	Charter School Project, Series 2016:
2,410	5.125%, 3/15/36	3/27 at 100.00	BBB–	2,416,603
6,420	5.125%, 3/15/46	3/27 at 100.00	BBB–	6,194,016
10,850	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master	6/28 at 100.00	A1	9,894,441
	Settlement, Series 2018, 4.000%, 6/01/39 – AGM Insured, (UB) (6)

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2015:
$ 170	5.000%, 1/01/29, (Pre-refunded 1/01/25)	1/25 at 100.00	N/R (5)	$ 176,020
435	5.000%, 1/01/29	1/25 at 100.00	BBB+	438,606
395	5.000%, 1/01/29, (Pre-refunded 1/01/25)	1/25 at 100.00	N/R (5)	408,987
3,000	Dubois Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Penn Highlands	1/28 at 100.00	A–	2,899,350
	Healthcare, Series 2018, 5.000%, 7/15/48
1,250	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Landis Homes	7/25 at 100.00	BBB–	1,117,437
	Retirement Community Project, Refunding Series 2015A, 5.000%, 7/01/45
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown
	Concession, Series 2013A:
815	5.125%, 12/01/47, (Pre-refunded 12/01/23)	12/23 at 100.00	N/R (5)	831,642
695	5.125%, 12/01/47	12/23 at 100.00	A	676,597
1,750	McCandless Industrial Development Authority, Pennsylvania, La Roche University Revenue	12/32 at 100.00	N/R	1,656,568
	Bonds, Series A and B of 2022, 6.750%, 12/01/46
	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
11,030	5.250%, 1/15/45, (Pre-refunded 1/15/25)	1/25 at 100.00	Ba1 (5)	11,456,751
1,200	5.250%, 1/15/46, (Pre-refunded 1/15/25)	1/25 at 100.00	Ba1 (5)	1,246,428
10,765	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue	9/25 at 100.00	CCC	8,854,213
	Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 0.000%, 12/01/38 (4)
3,500	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	4/29 at 100.00	AA+	2,537,220
	2019-131A, 3.100%, 10/01/44
3,415	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series	10/30 at 100.00	AA+	2,006,927
	2021-135A, 2.500%, 10/01/50
13,550	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Series 2018A,	12/28 at 100.00	Aa3	13,744,984
	5.250%, 12/01/44
3,705	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%,	6/25 at 100.00	A+	3,690,958
	12/01/45
11,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C,	6/26 at 100.00	A2	11,998,580
	6.250%, 6/01/33 – AGM Insured
15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2015B-1,	12/25 at 100.00	A3	14,505,750
	5.000%, 12/01/45
5,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2019A,	12/29 at 100.00	A3	4,039,050
	4.000%, 12/01/49
5,290	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds,	1/23 at 100.00	Baa3	4,932,766
	Series 2012B, 4.000%, 1/01/33
178,190	Total Pennsylvania			153,952,215
	Puerto Rico – 6.6% (3.8% of Total Investments)
4,934	Cofina Class 2 Trust Tax-Exempt Class 2047, Puerto Rico. Unit Exchanged From Cusip	No Opt. Call	N/R	1,720,996
	74529JAN5, 0.000%, 8/01/47
9,761	Cofina Class 2 Trust Tax-Exempt Class 2054, Puerto Rico. Unit Exchanged From Cusip	No Opt. Call	N/R	2,426,079
	74529JAP0, 0.000%, 8/01/54
10,280	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien	7/32 at 100.00	N/R	9,291,372
	Forward Delivery Series 2022A, 5.000%, 7/01/37, 144A
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien
	Series 2020A:
2,000	5.000%, 7/01/30, 144A	No Opt. Call	N/R	1,916,280
2,000	5.000%, 7/01/35, 144A	7/30 at 100.00	N/R	1,838,280
19,925	5.000%, 7/01/47, 144A	7/30 at 100.00	N/R	17,076,323

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien
	Series 2021B:
$ 5,000	5.000%, 7/01/33, 144A	7/31 at 100.00	N/R	$ 4,669,650
7,510	4.000%, 7/01/42, 144A	7/31 at 100.00	N/R	5,752,960
8,070	4.000%, 7/01/47, 144A	7/31 at 100.00	N/R	5,889,648
600	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2004J,	12/22 at 100.00	Baa2	593,832
	5.000%, 7/01/29 – NPFG Insured
425	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A,	No Opt. Call	AA+	431,333
	5.125%, 6/01/24 – AMBAC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
3,014	0.000%, 7/01/31	7/28 at 91.88	N/R	1,843,091
9,828	0.000%, 7/01/33	7/28 at 86.06	N/R	5,283,729
260	4.500%, 7/01/34	7/25 at 100.00	N/R	236,377
13,001	0.000%, 7/01/46	7/28 at 41.38	N/R	2,831,618
27,086	0.000%, 7/01/51	7/28 at 30.01	N/R	4,215,394
21,716	4.750%, 7/01/53	7/28 at 100.00	N/R	18,166,303
7,395	5.000%, 7/01/58	7/28 at 100.00	N/R	6,359,552
723	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	583,034
	Cofina Project Series 2019B-2, 4.536%, 7/01/53
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
8,040	4.329%, 7/01/40	7/28 at 100.00	N/R	6,763,248
27,258	4.329%, 7/01/40	7/28 at 100.00	N/R	22,929,429
14,530	4.784%, 7/01/58	7/28 at 100.00	N/R	12,033,165
	Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1:
3,564	5.625%, 7/01/29	No Opt. Call	N/R	3,590,516
2,581	5.750%, 7/01/31	No Opt. Call	N/R	2,601,777
18,062	0.000%, 7/01/33	7/31 at 89.94	N/R	9,206,743
9,550	4.000%, 7/01/33	7/31 at 103.00	N/R	8,101,454
7,598	4.000%, 7/01/35	7/31 at 103.00	N/R	6,227,321
10,194	4.000%, 7/01/37	7/31 at 103.00	N/R	8,133,589
1,834	4.000%, 7/01/41	7/31 at 103.00	N/R	1,399,544
151	4.000%, 7/01/46	7/31 at 103.00	N/R	109,996
256,890	Total Puerto Rico			172,222,633
	Rhode Island – 1.9% (1.1% of Total Investments)
1,000	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New	9/23 at 100.00	N/R (5)	1,022,520
	England Health System, Series 2013A, 6.000%, 9/01/33, (Pre-refunded 9/01/23)
3,425	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond	4/29 at 100.00	AA+	2,632,318
	Program, 2019 Series 71, 3.100%, 10/01/44
10,445	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond	4/31 at 100.00	AA+	7,184,280
	Program, 2022 Series 76A, 2.550%, 10/01/42
295,135	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed	11/22 at 17.44	CCC–	39,660,241
	Bonds, Series 2007A, 0.000%, 6/01/52
310,005	Total Rhode Island			50,499,359
	South Carolina – 2.7% (1.5% of Total Investments)
7,600	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2,	No Opt. Call	A–	5,348,044
	0.000%, 1/01/31 – AMBAC Insured
2,000	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series	7/31 at 100.00	Aaa	1,730,880
	2022B, 4.350%, 7/01/47
	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,
	Bishop Gadsden Episcopal Retirement Community, Series 2019A:
890	5.000%, 4/01/49	4/26 at 103.00	BBB–	753,038
1,165	4.000%, 4/01/54	4/26 at 103.00	BBB–	772,406
1,630	5.000%, 4/01/54	4/26 at 103.00	BBB–	1,352,998

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,
	Hilton Head Christian Academy, Series 2020:
$ 405	5.000%, 1/01/40, 144A	1/30 at 100.00	N/R	$ 345,663
1,000	5.000%, 1/01/55, 144A	1/30 at 100.00	N/R	774,490
	South Carolina Jobs-Economic Development Authority, Health Facilities Revenue Bonds,
	Lutheran Homes of South Carolina Inc., Refunding Series 2017B:
1,000	5.000%, 5/01/37	5/23 at 104.00	N/R	856,310
750	5.000%, 5/01/42	5/23 at 104.00	N/R	608,843
11,455	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &	6/25 at 100.00	A–	11,026,583
	Improvement Series 2015A, 5.000%, 12/01/50 (6)
34,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &	6/25 at 100.00	A–	32,728,400
	Improvement Series 2015A, 5.000%, 12/01/50, (UB) (6)
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &
	Improvement Series 2020A:
7,565	3.000%, 12/01/41 – BAM Insured	12/30 at 100.00	A3	5,542,649
5,085	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding	12/24 at 100.00	A–	4,911,347
	Series 2014C, 5.000%, 12/01/46
5,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding	6/32 at 100.00	A3	3,948,400
	Series 2022A, 4.000%, 12/01/55
79,545	Total South Carolina			70,700,051
	South Dakota – 1.2% (0.7% of Total Investments)
15,050	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health,	7/27 at 100.00	A1	14,659,453
	Refunding Series 2017, 5.000%, 7/01/46
10,980	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Monument	9/30 at 100.00	A1	9,077,495
	Health, Inc., Series 2020A, 4.000%, 9/01/50
3,765	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Regional	9/27 at 100.00	A1	3,738,080
	Health, Refunding Series 2017, 5.000%, 9/01/40
6,000	South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series	11/30 at 100.00	AAA	4,174,500
	2022B, 2.500%, 11/01/42
35,795	Total South Dakota			31,649,528
	Tennessee – 0.8% (0.5% of Total Investments)
12,895	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	1/23 at 100.00	BBB+ (5)	12,935,104
	Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45, (Pre-refunded 1/01/23)
1,850	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds,	10/24 at 100.00	Baa3	1,801,604
	Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/39
1,500	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue	2/29 at 100.00	A	1,237,425
	Bonds, East Tennessee Children’s Hospital, Series 2019, 4.000%, 11/15/48
2,645	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board,	7/27 at 100.00	N/R	1,895,433
	Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Series 2017A, 5.500%, 7/01/37
875	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2020-3A,	7/29 at 100.00	AA+	594,475
	2.550%, 1/01/45
10,000	The Health and Educational Facilities Board of the City of Franklin, Tennessee, Revenue	6/27 at 100.00	N/R	2,700,000
	Bonds, Provision Cares Proton Therapy Center, Nashville Project, Series 2017A, 7.500%,
	6/01/47, 144A (4)
29,765	Total Tennessee			21,164,041
	Texas – 13.1% (7.5% of Total Investments)
3,465	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public	9/23 at 103.00	N/R	3,536,067
	Improvement District Phase 1 Project, Series 2015, 7.250%, 9/01/45
2,910	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public	9/23 at 103.00	N/R	2,955,978
	Improvement District Phases 2-3 Major Improvements Project, Series 2015, 8.250%, 9/01/40

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 5,480	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2015A, 5.000%,	11/25 at 100.00	Aa3	$ 5,564,940
	11/15/45, (UB) (6)
2,500	Board of Managers, Joint Guadalupe County-Seguin City Hospital, Texas, Hospital Mortgage	12/25 at 100.00	BB	2,190,150
	Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 12/01/45
2,225	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement	3/23 at 103.00	N/R	2,257,819
	District Neighborhood Improvement Area 1 Project, Series 2015, 7.250%, 9/01/45
3,960	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement	3/23 at 103.00	N/R	4,036,111
	District Neighborhood Improvement Areas 2-5 Major Improvement Project, Series 2015,
	8.250%, 9/01/40
360	Celina, Texas, Special Assessment Revenue Bonds, Wells South Public Improvement District	9/24 at 100.00	N/R	362,592
	Neighborhood Improvement Area 1 Project, Series 2015, 6.250%, 9/01/45
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2020A:
3,000	5.000%, 1/01/44	1/30 at 100.00	Baa1	2,907,600
3,940	5.000%, 1/01/49	1/30 at 100.00	Baa1	3,742,842
3,335	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2020E,	1/30 at 100.00	Baa1	3,206,202
	5.000%, 1/01/45
13,685	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	Baa1 (5)	14,274,002
	5.000%, 1/01/45, (Pre-refunded 7/01/25)
6,375	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2016,	1/26 at 100.00	Baa1	4,903,013
	3.375%, 1/01/41
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift
	Education Charter School, Series 2013A:
765	4.350%, 12/01/42	12/22 at 100.00	BBB–	657,586
685	4.400%, 12/01/47	12/22 at 100.00	BBB–	571,126
4,000	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift	6/25 at 100.00	BBB–	3,736,360
	Education Charter School, Series 2015A, 5.000%, 12/01/45
	Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds,
	Improvement Area 1 Project, Series 2016:
455	5.750%, 9/01/28	9/23 at 103.00	N/R	462,430
725	6.500%, 9/01/46	9/23 at 103.00	N/R	738,898
2,520	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series	9/23 at 100.00	N/R (5)	2,582,143
	2013A, 6.375%, 9/01/42, (Pre-refunded 9/01/23)
400	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series	9/24 at 100.00	BBB–	385,772
	2014A, 5.250%, 9/01/44
1,255	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy	12/22 at 100.00	Baa2	1,151,651
	Inc. Project, Series 2012A. RMKT, 4.750%, 5/01/38
8,920	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy	12/22 at 100.00	Baa2	7,921,584
	Inc. Project, Series 2012B, 4.750%, 11/01/42
	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate
	Lien Series 2013B:
20,000	5.250%, 10/01/51, (Pre-refunded 10/01/23)	10/23 at 100.00	AA (5)	20,361,200
10,000	5.000%, 4/01/53, (Pre-refunded 10/01/23), (UB) (6)	10/23 at 100.00	AA (5)	10,158,300
5,470	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender
	Option Bond Trust 2015-XF0228: 11.840%, 11/01/44, (Pre-refunded 10/01/23), 144A, (IF) (6)	10/23 at 100.00	AA (5)	5,816,579
4,255	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	6/25 at 100.00	AA	4,187,473
	Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45
4,080	Harris County, Texas, General Obligation Toll Road Revenue Bonds, Tender Option Bond	No Opt. Call	AAA	5,672,954
	Trust 2015-XF0074, 9.786%, 8/15/32 – AGM Insured, 144A, (IF)
6,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation	11/31 at 44.13	A2	1,396,380
	Refunding Senior Lien Series 2014A, 0.000%, 11/15/48
6,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien	11/24 at 100.00	BBB	6,007,440
	Series 2014A, 5.000%, 11/15/53

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3:
$ 14,055	0.000%, 11/15/34 – NPFG Insured	11/24 at 55.69	BB	$ 7,021,597
1,940	0.000%, 11/15/34, (Pre-refunded 11/15/24) – NPFG Insured	11/24 at 55.69	Baa2 (5)	1,005,366
	Hidalgo County Regional Mobility Authority, Texas, Toll and Vehicle Registration Fee
	Revenue Bonds, Senior Lien Series 2022A:
2,295	0.000%, 12/01/42	12/31 at 68.27	BBB–	733,275
3,000	0.000%, 12/01/43	12/31 at 65.48	BBB–	893,460
3,000	0.000%, 12/01/44	12/31 at 62.57	BBB–	835,680
4,000	0.000%, 12/01/45	12/31 at 59.85	BBB–	1,044,120
7,165	0.000%, 12/01/46	12/31 at 57.36	BBB–	1,750,051
7,580	0.000%, 12/01/47	12/31 at 55.10	BBB–	1,741,884
7,095	0.000%, 12/01/48	12/31 at 52.91	BBB–	1,541,460
7,550	0.000%, 12/01/49	12/31 at 50.78	BBB–	1,538,992
5,140	0.000%, 12/01/50	12/31 at 48.73	BBB–	981,072
4,000	0.000%, 12/01/51	12/31 at 46.73	BBB–	716,840
5,000	Houston Higher Education Finance Corporation, Texas, Education Revenue Bonds, KIPP,	8/25 at 100.00	AAA	4,415,600
	Inc., Refunding Series 2015, 4.000%, 8/15/44
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and
	Entertainment Project, Series 2001B:
4,090	0.000%, 9/01/26 – AMBAC Insured	No Opt. Call	A2	3,509,384
4,865	0.000%, 9/01/27 – AGM Insured	No Opt. Call	A2	4,001,900
4,715	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Refunding Series 2015,	9/24 at 100.00	A	4,725,373
	5.000%, 9/01/40
17,000	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series	No Opt. Call	A2 (5)	20,109,130
	2002A, 5.750%, 12/01/32 – AGM Insured, (ETM)
940	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson	8/25 at 100.00	A–	953,104
	Memorial Hospital Project, Series 2015, 5.000%, 8/15/30
1,000	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	5/25 at 100.00	A	1,000,500
	Transmission Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/45
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
3,095	5.750%, 12/01/33	12/25 at 100.00	B1	3,060,986
3,125	6.125%, 12/01/38	12/25 at 100.00	B1	3,110,875
	Montgomery County Toll Road Authority, Texas, Toll Road Revenue Bonds, Senior Lien
	Series 2018:
1,900	5.000%, 9/15/43	9/25 at 100.00	BBB–	1,786,988
1,785	5.000%, 9/15/48	9/25 at 100.00	BBB–	1,642,093
	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility
	Revenue Bonds, Legacy at Willow Bend Project, Series 2016:
2,335	5.000%, 11/01/46	11/23 at 103.00	BBB–	1,802,503
6,015	5.000%, 11/01/51	11/23 at 103.00	BBB–	4,512,273
745	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility	1/25 at 100.00	N/R	611,265
	Revenue Bonds, Wesleyan Homes, Inc. Project, Series 2014, 5.500%, 1/01/43
210	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/26 at 100.00	N/R (5)	220,324
	Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, L.L.C.-Texas A&M University-
	Corpus Christi Project, Series 2016A, 5.000%, 4/01/48, (Pre-refunded 4/01/26)
4,530	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/24 at 100.00	A2	4,440,306
	Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M
	University Project, Series 2014A, 4.100%, 4/01/34 – AGM Insured
820	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/26 at 100.00	N/R (5)	858,966
	Revenue Bonds, CHF-Collegiate Housing Foundation – San Antonio 1, L.L.C. – Texas A&M
	University – San Antonio Project, Series 2016A, 5.000%, 4/01/48, (Pre-refunded 4/01/26)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing
	Revenue Bonds, CHF-Collegiate Housing Foundation – Stephenville II, L.L.C. – Tarleton
	State University Project, Series 2014A:
$ 1,000	5.000%, 4/01/34, (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (5)	$ 1,021,740
2,200	5.000%, 4/01/39, (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (5)	2,247,828
1,600	5.000%, 4/01/46, (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (5)	1,634,784
5,540	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/24 at 100.00	N/R (5)	5,660,440
	Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston
	Project, Series 2014A, 5.000%, 4/01/39, (Pre-refunded 4/01/24)
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible
	Capital Appreciation Series 2011C:
2,590	0.000%, 9/01/43, (Pre-refunded 9/01/31) (8)	9/31 at 100.00	N/R (5)	3,068,865
3,910	6.750%, 9/01/45, (Pre-refunded 9/01/31)	9/31 at 100.00	N/R (5)	4,831,235
6,155	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A+ (5)	6,173,711
	5.000%, 1/01/40, (Pre-refunded 1/01/23)
2,000	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series	1/25 at 100.00	A	2,014,560
	2015A, 5.000%, 1/01/38
610	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series	2/24 at 100.00	Ba1	613,977
	2014A, 5.125%, 2/01/39
1,000	Red River Education Finance Corporation, Texas, Higher Education Revenue Bonds, Saint	6/26 at 100.00	BBB	829,550
	Edward’s University Project, Series 2016, 4.000%, 6/01/41
1,870	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	9/23 at 100.00	A3 (5)	1,903,136
	Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 5.500%, 9/01/43,
	(Pre-refunded 9/01/23)
12,640	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	5/26 at 100.00	AA–	12,389,728
	Revenue Bonds, Scott & White Healthcare Project, Series 2016A, 5.000%, 11/15/45
20,530	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	7/32 at 100.00	A+	16,392,179
	Christus Health, Series 2022A, 4.000%, 7/01/53
3,955	Texas City Industrial Development Corporation, Texas, Industrial Development Revenue	2/25 at 100.00	Baa2	3,101,986
	Bonds, NRG Energy, inc. Project, Fixed Rate Series 2012, 4.125%, 12/01/45
2,635	Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds,	9/27 at 100.00	AA+	2,596,529
	Series 2018A, 4.250%, 9/01/43
	Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds,
	Series 2021A:
7,175	2.250%, 9/01/46	3/30 at 100.00	AA+	4,252,551
6,925	2.350%, 9/01/51	3/30 at 100.00	AA+	3,906,323
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue
	Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Refunding Series 2020A:
5,810	4.000%, 12/31/36	12/30 at 100.00	BBB–	5,113,730
2,735	4.000%, 6/30/37	12/30 at 100.00	BBB–	2,391,730
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding
	First Tier Series 2015B:
11,280	0.000%, 8/15/36	8/24 at 59.60	A3	5,533,066
10,000	0.000%, 8/15/37	8/24 at 56.94	A3	4,596,600
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding
	Second Tier Series 2015C:
5,230	5.000%, 8/15/37	8/24 at 100.00	Baa1	5,265,407
31,810	5.000%, 8/15/42	8/24 at 100.00	Baa1	31,918,154
7,500	Texas Transportation Commission, State Highway 249 System Revenue Bonds, First Tier Toll	2/29 at 100.00	Baa3	6,862,575
	Series 2019A, 5.000%, 8/01/57
4,400	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series	No Opt. Call	A3	3,956,568
	2002A, 0.000%, 8/15/25 – AMBAC Insured
970	Ysleta Independent School District Public Facility Corporation, Texas, Lease Revenue	5/23 at 100.00	AA–	978,032
	Refunding Bonds, Series 2001, 5.375%, 11/15/24 – AMBAC Insured
417,825	Total Texas			341,565,543

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah – 0.3% (0.2% of Total Investments)
	Black Desert Public Infrastructure District, Utah, Limited Tax General Obligation Bonds,
	Series 2021A:
$ 510	3.750%, 3/01/41, 144A	9/26 at 103.00	N/R	$ 371,872
1,095	4.000%, 3/01/51, 144A	9/26 at 103.00	N/R	750,557
5,085	Downtown East Streetcar Sewer Public Infrastructure District, South Salt Lake, Salt Lake	9/27 at 103.00	N/R	4,605,891
	County, Utah, Limited Tax General Obligation Bonds, Series 2022A, 6.000%, 3/01/53, 144A
3,360	MIDA Military Installation Development Authority Golf and Equestrian Center Public	12/26 at 103.00	N/R	2,341,651
	Infrastructure District, Utah, Limited Tax and Tax Allocation Revenue Bonds, Series 2021,
	4.625%, 6/01/57, 144A
500	Red Bridge Public Infrastructure District 1, Utah, Limited Tax General Obligation Bonds,	2/26 at 103.00	N/R	356,345
	Series 2021A, 4.375%, 2/01/51, 144A
10,550	Total Utah			8,426,316
	Vermont – 0.1% (0.0% of Total Investments)
1,835	Vermont Economic Development Authority, Mortgage Revenue Bonds, Wake Robin Corporation	5/28 at 103.00	N/R	1,288,188
	Project, Series 2021A, 4.000%, 5/01/45
	Virgin Islands – 0.2% (0.1% of Total Investments)
1,790	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	12/22 at 100.00	A2	1,797,607
	Series 2012A, 5.000%, 10/01/32 – AGM Insured
4,715	West Indian Company Limited, Virgin Islands, Port Facilities Revenue Bonds, WICO	10/29 at 104.00	N/R	4,374,860
	Financing, Series 2022A, 6.375%, 4/01/52, 144A
6,505	Total Virgin Islands			6,172,467
	Virginia – 0.6% (0.3% of Total Investments)
	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds,
	Series 2015:
1,200	5.300%, 3/01/35, (Pre-refunded 3/01/25), 144A	3/25 at 100.00	N/R (5)	1,243,044
1,085	5.600%, 3/01/45, (Pre-refunded 3/01/25), 144A	3/25 at 100.00	N/R (5)	1,134,476
5,500	Hampton Roads Transportation Accountability Commission, Virginia, Revenue Bonds, Hampton	7/30 at 100.00	AA	5,653,230
	Roads Transportation Fund, Senior Lien Series 2020A, 5.000%, 7/01/60
	James City County Economic Development Authority, Virginia, Residential Care Facility
	Revenue Bonds, Williamsburg Landing Inc., Refunding Series 2021A:
1,115	4.000%, 12/01/40	12/27 at 103.00	N/R	862,664
2,690	4.000%, 12/01/50	12/27 at 103.00	N/R	1,863,740
2,000	Peninsula Town Center Community Development Authority, Virginia, Special Obligation	9/27 at 100.00	N/R	1,707,020
	Bonds, Refunding Series 2018, 5.000%, 9/01/45, 144A
1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount	7/25 at 100.00	Ba2	973,770
	University Project, Green Series 2015B, 5.250%, 7/01/35, 144A
2,005	Virginia Small Business Finance Authority, Tourism Development Financing Program Revenue	4/28 at 112.76	N/R	1,906,334
	Bonds, Downtown Norfolk and Virginia Beach Oceanfront Hotel Projects, Series 2018A,
	8.375%, 4/01/41, 144A
16,595	Total Virginia			15,344,278
	Washington – 1.9% (1.1% of Total Investments)
5,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station,	7/25 at 100.00	AA–	5,145,600
	Refunding Series 2015A, 5.000%, 7/01/38, (UB) (6)
	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health &
	Services, Tender Option Bond Trust 2015-XF0148:
1,030	17.922%, 10/01/44, 144A, (IF)	10/24 at 100.00	A+	947,425
220	17.922%, 10/01/44, 144A, (IF)	10/24 at 100.00	N/R	202,362
19,830	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Cancer Center	9/30 at 100.00	A2	18,777,622
	Alliance, Series 2020, 5.000%, 9/01/55

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
	Washington State Housing Finance Commission, Non-profit Housing Revenue Bonds,
	Presbyterian Retirement Communities Northwest Project, Refunding Series 2016A:
$ 5,450	5.000%, 1/01/46, 144A	1/25 at 102.00	BB	$ 4,286,806
3,650	5.000%, 1/01/51, 144A	1/25 at 102.00	BB	2,789,659
21,510	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C,	No Opt. Call	AA+	17,274,251
	0.000%, 6/01/28 – NPFG Insured, (UB) (6)
56,690	Total Washington			49,423,725
	West Virginia – 1.7% (0.9% of Total Investments)
1,900	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue Bonds,	6/27 at 100.00	N/R	1,864,451
	University Town Centre Economic Opportunity Development District, Refunding & Improvement
	Series 2017A, 5.500%, 6/01/37, 144A
465	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue Bonds,	6/31 at 100.00	N/R	384,783
	University Town Centre Economic Opportunity Development District, Refunding & Improvement
	Series 2021A, 4.125%, 6/01/43, 144A
40,950	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/23 at 100.00	A (5)	41,467,198
	Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44,
	(Pre-refunded 6/01/23)
43,315	Total West Virginia			43,716,432
	Wisconsin – 4.1% (2.3% of Total Investments)
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter
	Academy, North Carolina, Series 2016A:
1,750	5.000%, 2/01/36, 144A	2/26 at 100.00	N/R	1,595,930
305	5.125%, 2/01/46, 144A	2/26 at 100.00	N/R	264,539
1,715	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community	6/26 at 100.00	N/R	1,400,469
	School Bonds, North Carolina, Series 2019A, 5.000%, 6/15/49, 144A
500	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community	6/24 at 100.00	N/R	425,855
	School, North Carolina, Series 2017A, 5.125%, 6/15/47, 144A
1,480	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Envision Science	5/26 at 100.00	N/R	1,296,524
	Academy Project, Series 2016A, 5.125%, 5/01/36, 144A
6,000	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Phoenix Academy	6/24 at 100.00	N/R	5,251,920
	Charter School, North Carolina, Series 2017A, 5.625%, 6/15/37, 144A
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Uwharrie Charter
	Academy, North Carolina, Series 2017A:
1,000	5.500%, 6/15/37, 144A	6/27 at 100.00	N/R	961,100
1,790	5.625%, 6/15/47, 144A	6/27 at 100.00	N/R	1,656,520
15,205	Public Finance Authority of Wisconsin, Health Care System Revenue Bonds, Cone Health,	10/32 at 100.00	N/R	12,547,774
	Series 2022A, 4.000%, 10/01/52, (UB) (6)
35,100	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American	12/27 at 100.00	N/R	28,803,060
	Dream @ Meadowlands Project, Series 2017, 7.000%, 12/01/50, 144A
1,700	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center,	10/27 at 100.00	N/R	1,310,717
	Senior Series 2017A, 7.000%, 10/01/47, 144A (4)
	Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc.,
	Series 2017A:
1,235	5.000%, 12/01/27	No Opt. Call	BBB–	1,241,496
1,815	5.200%, 12/01/37	12/27 at 100.00	BBB–	1,827,269
	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health
	Sciences, Series 2020:
1,300	5.000%, 4/01/40, 144A	4/30 at 100.00	BB	1,171,040
4,765	5.000%, 4/01/50, 144A	4/30 at 100.00	BB	3,988,067
	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter
	School, Series 2018A:
4,050	5.000%, 6/15/38, 144A	6/26 at 100.00	BBB–	3,795,295
1,575	5.000%, 6/15/48, 144A	6/26 at 100.00	BBB–	1,390,993

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 2,500	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project,	5/26 at 100.00	Baa3	$ 2,371,900
	Refunding Series 2016C, 4.050%, 11/01/30
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance,
	Inc., Series 2012:
11,000	5.000%, 6/01/32	12/22 at 100.00	A3	11,001,760
1,500	5.000%, 6/01/39	12/22 at 100.00	A3	1,474,290
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, PHW Muskego, Inc.
	Project, Series 2021:
2,405	4.000%, 10/01/51	10/28 at 102.00	N/R	1,685,159
3,845	4.000%, 10/01/61	10/28 at 102.00	N/R	2,527,165
1,450	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rocket Education	6/26 at 100.00	N/R	1,316,672
	Obligated Group, Series 2017C, 5.250%, 6/01/40, 144A
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, American	8/24 at 103.00	N/R	819,350
	Baptist Homes of the Midwest Obligated Group, Refunding Series 2017, 5.000%, 8/01/37
2,505	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Aurora	4/23 at 100.00	Aa3 (5)	2,526,869
	Health Care, Inc., Series 2013A, 5.125%, 4/15/31, (Pre-refunded 4/15/23)
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson
	Hollow Project. Series 2014:
1,000	5.375%, 10/01/44	12/22 at 102.00	N/R	858,030
1,500	5.500%, 10/01/49	12/22 at 102.00	N/R	1,286,760
2,275	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Oakwood	1/27 at 103.00	N/R	1,527,754
	Lutheran Senior Ministries, Series 2021, 4.000%, 1/01/57
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers	7/24 at 100.00	A	1,004,550
	Memorial Hospital, Inc., Series 2014A, 5.000%, 7/01/34
1,850	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint	11/26 at 103.00	N/R	1,433,602
	Camillus Health System Inc, Series 2019A, 5.000%, 11/01/54
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Three	8/23 at 100.00	BBB+ (5)	1,013,810
	Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/33,
	(Pre-refunded 8/15/23)
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,
	Woodland Hills Senior Housing Project, Series 2014:
2,565	5.000%, 12/01/44	12/22 at 102.00	N/R	2,053,385
1,775	5.250%, 12/01/49	12/22 at 102.00	N/R	1,432,727
	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds,
	Series 2019A:
2,800	3.150%, 11/01/44	11/28 at 100.00	Aa3	2,153,592
3,000	3.200%, 11/01/49	11/28 at 100.00	Aa3	2,202,090
126,255	Total Wisconsin			107,618,033
$ 5,892,135	Total Municipal Bonds (cost $4,993,929,692)			4,509,593,080

Shares	Description (1)			Value
	COMMON STOCKS – 2.1% (1.2% of Total Investments)
	Independent Power And Renewable Electricity Producers – 2.1% (1.2% of Total Investments)
676,308	Energy Harbor Corp (9), (10)			$ 54,408,979
	Total Common Stocks (cost $15,015,822)			54,408,979

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.2% (0.1% of Total Investments)
	Independent Power and Renewable Electricity Producers – 0.2% (0.1% of Total Investments)
$ 15,589	Talen Energy Corp	0.000%	8/31/23	N/R	$ 4,403,777
$ 15,589	Total Corporate Bonds (cost $ –)				4,403,777
	Total Long-Term Investments (cost $5,008,945,514)				4,568,405,836
	Floating Rate Obligations – (7.3)%				(189,620,000)
	MuniFund Preferred Shares, net of deferred offering costs – (23.4)%(11)				(608,669,769)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (47.4)%(12)				(1,233,766,379)
	Other Assets Less Liabilities – 2.6%				67,417,068
	Net Assets Applicable to Common Shares – 100%				$ 2,603,766,756

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)	For fair value measurement disclosure purposes, investment classified as Level 3.
(8)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(9)	Common Stock received as part of the bankruptcy settlements during February 2020 for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35, Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010B, 3.750%, 6/01/33, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.125%, 1/01/34, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33.
(10)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(11)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 13.3%.
(12)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 27.0%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 173.3% (100.0% of Total Investments)
	MUNICIPAL BONDS – 167.5% (96.6% of Total Investments)
	Alabama – 0.9% (0.5% of Total Investments)
$ 8,585	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds,	9/25 at 100.00	N/R	$ 8,590,752
	University of Mobile Project, Series 2015A, 6.000%, 9/01/45, 144A
2,115	Alabama Special Care Facilities Financing Authority, Birmingham, Hospital Revenue Bonds,	12/22 at 100.00	N/R (4)	2,249,472
	Daughters of Charity National Health System – Providence Hospital and St. Vincent’s Hospital,
	Series 1995, 5.000%, 11/01/25, (ETM)
2,280	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health,	5/26 at 100.00	N/R	2,251,295
	Series 2016B, 5.000%, 11/15/46
2,720	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health,	5/26 at 100.00	N/R	2,689,481
	Series 2016C, 5.000%, 11/15/46
340	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds,	10/29 at 100.00	B–	343,451
	United States Steel Corporation Project, Series 2019, 5.750%, 10/01/49, (AMT)
1,350	Jefferson County, Alabama, Sewer Revenue Warrants, Senior Lien Series 2013A, 5.250%,	10/23 at 102.00	BB+	1,377,729
	10/01/48 – AGM Insured
17,390	Total Alabama			17,502,180
	Alaska – 0.3% (0.2% of Total Investments)
	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham
	Hydroelectric Project, Refunding Series 2015:
1,000	5.000%, 1/01/31, (AMT)	7/25 at 100.00	Baa2	1,005,090
2,950	5.000%, 1/01/33, (AMT)	7/25 at 100.00	Baa2	2,957,168
2,900	5.000%, 1/01/34, (AMT)	7/25 at 100.00	Baa2	2,912,383
6,850	Total Alaska			6,874,641
	Arizona – 1.7% (1.0% of Total Investments)
2,820	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals	12/24 at 100.00	A2	2,820,169
	Project, Refunding Series 2014A, 5.000%, 12/01/42
2,131	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds,	7/27 at 100.00	N/R	1,640,888
	Series 2017A, 7.000%, 7/01/41, 144A 2021 960240 (5)
3,185	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds,	7/25 at 100.00	N/R	2,980,905
	Series 2015, 5.000%, 7/15/39, 144A
1,750	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	9/28 at 100.00	A2	1,740,130
	HonorHealth, Series 2019A, 5.000%, 9/01/42
10,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien	7/27 at 100.00	A+	9,659,700
	Series 2017A, 5.000%, 7/01/47, (AMT)
	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa
	Project, Series 2012:
400	5.000%, 7/01/27, (AMT)	12/22 at 100.00	A1	400,208
950	5.000%, 7/01/32, (AMT)	12/22 at 100.00	A1	950,190
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Edkey Charter Schools Project, Series 2016:
1,790	5.375%, 7/01/46	7/26 at 100.00	BB–	1,601,495
2,140	5.500%, 7/01/51	7/26 at 100.00	BB–	1,928,718
595	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/24 at 100.00	N/R	596,119
	San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A
2,060	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/28 at 100.00	N/R	2,070,506
	San Tan Montessori School Project, Series 2017, 6.750%, 2/01/50, 144A
35	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/25 at 100.00	N/R	30,367
	The Paideia Academies Project, 2019, 5.125%, 7/01/39

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy
	Inc Prepay Contract Obligations, Series 2007:
$ 50	5.000%, 12/01/32	No Opt. Call	BBB+	$ 50,222
7,235	5.000%, 12/01/37	No Opt. Call	BBB+	7,139,498
35,141	Total Arizona			33,609,115
	Arkansas – 0.8% (0.4% of Total Investments)
10,055	Arkansas Development Finance Authority, Arkansas, Environmental Improvement Revenue	9/25 at 105.00	BB–	9,097,462
	Bonds, United States Steel Corporation, Green Series 2022, 5.450%, 9/01/52, (AMT), 144A
6,000	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River	9/26 at 103.00	B–	4,706,640
	Steel Project, Series 2019, 4.500%, 9/01/49, (AMT), 144A
2,000	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River	9/27 at 103.00	B–	1,636,420
	Steel Project, Series 2020A, 4.750%, 9/01/49, (AMT), 144A
18,055	Total Arkansas			15,440,522
	California – 26.8% (15.5% of Total Investments)
2,000	ABC Unified School District, Los Angeles County, California, General Obligation Bonds,	No Opt. Call	AA–	1,951,520
	Series 2000B, 0.000%, 8/01/23 – FGIC Insured (8)
4,225	Alameda Unified School District, Alameda County, California, General Obligation Bonds,	No Opt. Call	AA	3,370,240
	Series 2005B, 0.000%, 8/01/28 – AGM Insured (8)
535	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A, 5.000%, 3/01/41	3/26 at 100.00	Ba3	486,497
1,900	Blythe Redevelopment Agency Successor Agency, California, Tax Allocation Bonds,	11/25 at 100.00	N/R	1,914,744
	Redevelopment Project 1, Refunding Series 2015, 5.000%, 5/01/38
	Calexico Unified School District, Imperial County, California, General Obligation Bonds,
	Series 2005B:
4,070	0.000%, 8/01/32 – FGIC Insured	No Opt. Call	A	2,649,407
6,410	0.000%, 8/01/34 – FGIC Insured	No Opt. Call	A	3,745,363
1,510	California Community Housing Agency, California, Essential Housing Revenue Bonds,	2/30 at 100.00	N/R	1,252,349
	Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A
1,515	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/29 at 100.00	N/R	1,258,329
	Verdant at Green Valley Apartments, Series 2019A, 5.000%, 8/01/49, 144A
1,295	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	11/22 at 100.00	N/R	1,190,480
	Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/36
60	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	46,597
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
22,650	California Health Facilities Financing Authority, Revenue Bonds, City of Hope National	11/26 at 100.00	A+	21,656,344
	Medical Center, Series 2019, 5.000%, 11/15/49, (UB)
3,500	California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health,	4/30 at 100.00	BBB+	2,806,020
	Series 2020A, 4.000%, 4/01/45
	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health
	System, Series 2013A:
3,840	5.000%, 7/01/33, (Pre-refunded 7/01/23)	7/23 at 100.00	AA– (4)	3,885,850
710	5.000%, 7/01/37, (Pre-refunded 7/01/23)	7/23 at 100.00	AA– (4)	718,477
825	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Santa Rosa	7/25 at 100.00	BB+	789,030
	Academy Project, Series 2015, 5.375%, 7/01/45, 144A
34,780	California Municipal Finance Authority, Revenue Bonds, Community Health System, Series	2/32 at 100.00	A1	29,374,840
	2021A, 4.000%, 2/01/51 – AGM Insured
4,000	California Municipal Finance Authority, Revenue Bonds, HumanGood California Obligated	10/28 at 103.00	A–	2,609,120
	Group, Series 2021., 3.000%, 10/01/49, (UB) (8)
22,130	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines,	No Opt. Call	B+	20,552,352
	Inc. Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29, (AMT)

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 1,795	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San	1/29 at 100.00	Baa3	$ 1,556,229
	Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%,
	11/21/45, 144A
2,000	California School Finance Authority, Charter School Revenue Bonds, Downtown College	6/26 at 100.00	N/R	1,655,000
	Prep – Obligated Group, Series 2016, 5.000%, 6/01/51, 144A
2,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	3/23 at 100.00	A+	2,009,180
	California, Various Projects Series 2013A, 5.000%, 3/01/38 (8)
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2014A:
2,500	5.250%, 12/01/44	12/24 at 100.00	BB–	2,476,650
11,712	5.500%, 12/01/54	12/24 at 100.00	BB–	11,394,839
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2016A:
2,250	5.000%, 12/01/41, 144A	6/26 at 100.00	BB–	2,061,922
4,730	5.000%, 12/01/46, 144A	6/26 at 100.00	BB–	4,139,980
33,550	5.250%, 12/01/56, 144A	6/26 at 100.00	BB–	30,512,719
17,205	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB–	16,098,030
	Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A
2,760	California Statewide Community Development Authority, Certificates of Participation,	1/28 at 100.00	BBB+	2,378,430
	Methodist Hospital of Southern California, Series 2018, 4.250%, 1/01/43
33	California Statewide Community Development Authority, Revenue Bonds, Daughters of	1/22 at 100.00	N/R	32,914
	Charity Health System, Series 2005A, 5.500%, 7/01/39 (5),(6)
22	California Statewide Community Development Authority, Revenue Bonds, Daughters of	1/22 at 100.00	N/R	22,217
	Charity Health System, Series 2005H, 5.750%, 7/01/25 (5),(6)
9,955	Capistrano Unified School District, Orange County, California, Special Tax Bonds,	No Opt. Call	Baa2	6,628,238
	Community Facilities District 98-2, Series 2005, 0.000%, 9/01/31 – FGIC Insured
	Clovis Unified School District, Fresno County, California, General Obligation Bonds,
	Election 2012 Series 2013B:
1,865	5.000%, 8/01/38, (Pre-refunded 8/01/23)	8/23 at 100.00	N/R (4)	1,890,588
1,135	5.000%, 8/01/38, (Pre-refunded 8/01/23)	8/23 at 100.00	AA (4)	1,150,992
3,795	Colton Joint Unified School District, San Bernardino County, California, General	No Opt. Call	A+	1,923,648
	Obligation Bonds, Series 2006C, 0.000%, 2/01/37 – FGIC Insured
6,050	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	10/31 at 100.00	N/R	4,159,738
	Altana Glendale, Series 2021A-1, 3.500%, 10/01/46, 144A
6,215	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	10/31 at 100.00	N/R	4,287,480
	Altana Glendale, Series 2021A-2, 4.000%, 10/01/56, 144A
	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,
	Monterrey Station Apartments, Senior Lien Series 2021A-1:
2,330	3.000%, 7/01/43, 144A	7/32 at 100.00	N/R	1,598,054
10,145	3.125%, 7/01/56, 144A	7/32 at 100.00	N/R	6,117,536
6,005	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	6/31 at 100.00	N/R	4,072,111
	Westgate Phase 1-Pasadena Apartments, Senior Lien Series 2021A-1, 3.000%, 6/01/47, 144A
21,855	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	6/31 at 100.00	N/R	13,170,260
	Westgate Phase 1-Pasadena Apartments, Senior Lien Series 2021A-2, 3.125%, 6/01/57, 144A
15,120	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Wood	6/32 at 100.00	N/R	9,155,160
	Creek Apartments, Senior Lien Series 2021A-1, 3.000%, 12/01/49
1,320	Davis, California, Special Tax Bonds, Community Facilities District 2015-1 Series 2015,	9/25 at 100.00	N/R	1,320,224
	5.000%, 9/01/40
5,000	Escondido Union School District, San Diego County, California, General Obligation Bonds,	8/27 at 100.00	Aa2	4,404,050
	Election 2014 Series 2018B, 4.000%, 8/01/47
2,510	Folsom Cordova Unified School District, Sacramento County, California, General	No Opt. Call	AA–	1,981,846
	Obligation Bonds, School Facilities Improvement District 1, Series 2004B, 0.000%,
	10/01/28 – NPFG Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 3,360	Folsom Cordova Unified School District, Sacramento County, California, General	No Opt. Call	AA–	$ 2,782,954
	Obligation Bonds, School Facilities Improvement District 2, Series 2002A, 0.000%,
	7/01/27 – NPFG Insured
3,725	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	No Opt. Call	BBB	2,181,919
	Refunding Senior Lien Series 2015A, 0.000%, 1/15/34 – AGM Insured
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
3,000	0.000%, 1/15/26 (7)	No Opt. Call	Baa2	2,898,840
1,560	5.750%, 1/15/46, (Pre-refunded 1/15/24)	1/24 at 100.00	Baa2 (4)	1,608,001
3,560	6.000%, 1/15/49, (Pre-refunded 1/15/24)	1/24 at 100.00	Baa2 (4)	3,678,691
4,505	Foothill-De Anza Community College District, Santa Clara County, California, Election of	No Opt. Call	AAA	3,335,367
	1999 General Obligation Bonds, Series A, 0.000%, 8/01/30 – NPFG Insured
5,855	Fremont Union High School District, Santa Clara County, California, General Obligation	8/27 at 100.00	AAA	5,194,322
	Bonds, Refunding Series 2017A, 4.000%, 8/01/46
2,315	Gateway Unified School District, California, General Obligation Bonds, Series 2004B,	No Opt. Call	A+	1,492,689
	0.000%, 8/01/32 – FGIC Insured
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement
	Asset-Backed Revenue Bonds, Refunding Series 2015A:
8,495	5.000%, 6/01/45, (Pre-refunded 6/01/25) (8)	6/25 at 100.00	A+ (4)	8,867,251
3,170	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	No Opt. Call	Aa3 (4)	2,791,502
	Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/26 – AGM Insured, (ETM)
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement
	Asset-Backed Bonds, Tender Option Bond Trust 2015-XF1038:
2,445	11.135%, 6/01/40, (Pre-refunded 6/01/25), 144A, (IF) (8)	6/25 at 100.00	Aa1 (4)	2,873,046
1,250	11.143%, 6/01/40, 144A, (IF) (8)	6/25 at 100.00	A+	1,469,025
15,000	Grossmont Healthcare District, California, General Obligation Bonds, Refunding Series	7/25 at 100.00	Aa2	13,467,900
	2015D, 4.000%, 7/15/40
3,190	Hillsborough City School District, San Mateo County, California, General Obligation	No Opt. Call	AAA	2,678,069
	Bonds, Series 2006B, 0.000%, 9/01/27
5,000	Huntington Beach Union High School District, Orange County, California, General	No Opt. Call	Aa2	3,498,800
	Obligation Bonds, Series 2005, 0.000%, 8/01/31 – NPFG Insured
2,500	Huntington Beach Union High School District, Orange County, California, General	No Opt. Call	AA–	1,661,925
	Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured
225	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds,	No Opt. Call	A–	213,786
	Series 2007B, 3.396%, 11/15/27 (3-Month LIBOR*0.67% reference rate + 1.450% spread) (9)
12,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/25 at 100.00	AA–	12,001,800
	Airport, Senior Lien Series 2015D, 5.000%, 5/15/41, (AMT), (UB) (WI/DD, Settling 11/10/22
2,155	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	11/31 at 100.00	N/R	2,160,409
	Airport, Senior Series 2022H, 5.000%, 5/15/42, (AMT)
5,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	11/31 at 100.00	AA–	4,160,250
	Airport, Subordinate Lien Series 2021D, 4.000%, 5/15/46, (AMT)
9,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/32 at 100.00	AA–	7,379,460
	Airport, Subordinate Lien Series 2022A, 4.000%, 5/15/49, (AMT)
2,000	Martinez Unified School District, Contra Costa County, California, General Obligation	8/24 at 100.00	AA (4)	2,092,000
	Bonds, Series 2011, 5.875%, 8/01/31, (Pre-refunded 8/01/24)
1,000	Mendocino-Lake Community College District, Mendocino and Lake Counties, California,	8/26 at 100.00	A1 (4)	1,083,850
	General Obligation Bonds, Election 2006, Series 2011B, 5.600%, 8/01/31, (Pre-refunded
	8/01/26) – AGM Insured
10,000	Milpitas Municipal Financing Authority, California, Wastewater Revenue Bonds, Series	11/29 at 100.00	AA+	8,641,200
	2019, 4.000%, 11/01/49
2,335	Morongo Band of Mission Indians, California, Enterprise Revenue Bonds, Series 2018A,	10/28 at 100.00	BBB–	2,260,513
	5.000%, 10/01/42, 144A

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Mount San Antonio Community College District, Los Angeles County, California, General
	Obligation Bonds, Election of 2008, Series 2013A:
$ 1,030	0.000%, 8/01/28 (7)	2/28 at 100.00	AA	$ 1,083,086
2,320	0.000%, 8/01/43 (7)	8/35 at 100.00	AA	1,929,915
5,420	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	BBB+	6,179,234
	Series 2009B, 6.500%, 11/01/39
	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,
	Series 2009C:
2,700	7.000%, 11/01/34	No Opt. Call	BBB+	3,163,239
2,200	6.500%, 11/01/39	No Opt. Call	BBB+	2,508,176
	North Orange County Community College District, California, General Obligation Bonds,
	Election of 2002 Series 2003B:
7,735	0.000%, 8/01/25 – FGIC Insured	No Opt. Call	AA+	6,977,202
4,180	0.000%, 8/01/26 – FGIC Insured	No Opt. Call	AA+	3,622,639
10,885	Norwalk La Mirada Unified School District, Los Angeles County, California, General	No Opt. Call	A+	9,802,704
	Obligation Bonds, Election 2002 Series 2005B, 0.000%, 8/01/25 – FGIC Insured
10,000	Oxnard Union High School District, Ventura County, California, General Obligation Bonds,	8/30 at 100.00	Aa2	8,899,100
	Election 2018 Series 2022C, 4.000%, 8/01/47
6,000	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation,	No Opt. Call	BBB–	5,589,720
	Election of 2004, Series 2007A, 0.000%, 8/01/24 – NPFG Insured
12,210	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital	8/30 at 100.00	BBB–	13,541,867
	Appreciation, Election 2004 Series 2010A, 6.750%, 8/01/40
5,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 7.000%,	8/29 at 100.00	BBB–	5,593,800
	8/01/38 – AGC Insured
1,750	Paramount Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	Aa3	1,701,630
	Bonds, Series 2001B, 0.000%, 9/01/23 – AGM Insured
9,315	Perris, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage	No Opt. Call	AA+ (4)	9,375,641
	Revenue Bonds, Series 1989A, 7.600%, 1/01/23, (AMT), (ETM)
3,200	Redlands Unified School District, San Bernardino County, California, General Obligation	No Opt. Call	A2	2,645,568
	Bonds, Series 2003, 0.000%, 7/01/27 – AGM Insured
205	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds,	6/23 at 100.00	BBB+ (4)	208,155
	Series 2013A, 5.750%, 6/01/44, (Pre-refunded 6/01/23)
2,755	Sacramento City Unified School District, Sacramento County, California, General	No Opt. Call	BBB+	2,497,518
	Obligation Bonds, Series 2007, 0.000%, 7/01/25 – AGM Insured
165	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District	9/25 at 100.00	N/R	165,071
	2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40
2,750	San Diego County Regional Airport Authority, California, Airport Revenue Bonds,	7/27 at 100.00	A–	2,627,130
	Subordinate Series 2017A, 5.000%, 7/01/47, (AMT)
2,360	San Diego County Regional Airport Authority, California, Airport Revenue Bonds,	7/31 at 100.00	A2	2,241,174
	Subordinate Series 2021B, 5.000%, 7/01/51, (AMT)
9,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/24 at 100.00	N/R	8,743,680
	International Airport, Second Series 2014A, 5.000%, 5/01/44, (AMT)
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco
	International Airport, Second Series 2018D:
13,015	5.000%, 5/01/43, (AMT)	5/28 at 100.00	A	12,702,900
33,485	5.000%, 5/01/48, (AMT), (UB)	5/28 at 100.00	A	32,141,247
1,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/29 at 100.00	A	971,520
	International Airport, Second Series 2019A, 5.000%, 5/01/44, (AMT)
18,185	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/29 at 100.00	A	17,547,979
	International Airport, Second Series 2019E, 5.000%, 5/01/45, (AMT)
5,000	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Refunding	1/32 at 100.00	BBB	4,127,600
	Senior Lien Toll Road Revenue Bonds, Series 2021A, 4.000%, 1/15/50

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 2,700	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	1/25 at 100.00	BBB–	$ 2,705,211
	Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road
	Revenue Bonds, Refunding Senior Lien Series 2014A:
6,630	5.000%, 1/15/44, (Pre-refunded 1/15/25)	1/25 at 100.00	BBB (4)	6,887,443
3,160	5.000%, 1/15/50, (Pre-refunded 1/15/25)	1/25 at 100.00	BBB (4)	3,282,703
7,205	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	No Opt. Call	Baa2	7,138,066
	Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/23 – NPFG Insured
5,760	San Ysidro School District, San Diego County, California, General Obligation Bonds,	8/25 at 34.92	A3	1,767,686
	Refunding Series 2015, 0.000%, 8/01/45
	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement
	Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A:
7,500	0.000%, 6/01/36	12/22 at 47.29	N/R	3,530,850
37,555	0.000%, 6/01/47	12/22 at 25.23	N/R	7,813,318
1,820	Southwestern Community College District, San Diego County, California, General	8/27 at 100.00	AA–	1,628,445
	Obligation Bonds, Election of 2016, Series 2017A, 4.000%, 8/01/42
1,800	Walnut Valley Unified School District, Los Angeles County, California, General	No Opt. Call	AA–	1,495,458
	Obligation Bonds, Election 2000 Series 2003D, 0.000%, 8/01/27 – FGIC Insured
4,005	Wiseburn School District, Los Angeles County, California, General Obligation Bonds,	8/31 at 100.00	AA	3,846,001
	Series 2011B, 0.000%, 8/01/36 – AGM Insured (7)
652,457	Total California			543,611,839
	Colorado – 7.0% (4.1% of Total Investments)
1,500	Anthem West Metropolitan District, Colorado, General Obligation Bonds, Refunding Series	12/25 at 100.00	A1	1,552,080
	2015, 5.000%, 12/01/35 – BAM Insured
1,206	Base Village Metropolitan District 2, Colorado, General Obligation Bonds, Refunding	12/22 at 102.00	N/R	1,177,092
	Series 2016A, 5.500%, 12/01/36
	Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General
	Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A:
775	6.000%, 12/01/37	12/22 at 103.00	N/R	717,030
2,320	6.125%, 12/01/47	12/22 at 103.00	N/R	2,106,792
685	Canyons Metropolitan District 6, Douglas County, Colorado, Limited Tax General	12/22 at 103.00	N/R	622,048
	Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A,
	6.125%, 12/01/47
	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &
	Improvement Series 2017:
770	5.000%, 12/01/37, 144A	12/22 at 103.00	N/R	700,469
2,210	5.000%, 12/01/47, 144A	12/22 at 103.00	N/R	1,879,362
625	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds,	12/23 at 100.00	BBB– (4)	642,044
	Refunding Series 2013A, 6.000%, 12/01/38, (Pre-refunded 12/01/23)
938	Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue	12/25 at 100.00	N/R	852,736
	Bonds, Refunding Senior Lien Series 2015A, 5.000%, 6/01/37
	Colorado Bridge Enterprise, Revenue Bonds, Central 70 Project, Senior Series 2017:
750	4.000%, 12/31/30, (AMT)	12/27 at 100.00	A–	720,833
250	4.000%, 6/30/31, (AMT)	12/27 at 100.00	A–	239,352
9,335	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	1/23 at 100.00	BBB+ (4)	9,364,779
	Initiatives, Series 2013A, 5.250%, 1/01/45, (Pre-refunded 1/01/23)
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Children’s Hospital	12/23 at 100.00	A+	1,979,440
	Colorado Project, Series 2013A, 5.000%, 12/01/36
2,820	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	2,412,933
	Series 2019A-1, 4.000%, 8/01/38

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,
	Series 2019A-2:
$ 5,500	5.000%, 8/01/34	8/29 at 100.00	Baa1	$ 5,557,035
6,000	5.000%, 8/01/37	8/29 at 100.00	BBB+	6,021,240
3,335	5.000%, 8/01/38	8/29 at 100.00	BBB+	3,338,702
4,000	5.000%, 8/01/39	8/29 at 100.00	BBB+	3,979,680
12,575	5.000%, 8/01/44	8/29 at 100.00	BBB+	12,009,125
15,000	4.000%, 8/01/49 (8)	8/29 at 100.00	BBB+	11,696,250
820	4.000%, 8/01/49, (UB) (8)	8/29 at 100.00	BBB+	639,395
8,300	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	11/32 at 100.00	N/R	8,220,569
	Series 2022A, 5.250%, 11/01/52, (UB) (8)
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Craig Hospital Project,	12/22 at 100.00	A+	1,717,240
	Series 2012, 4.000%, 12/01/42
585	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good	6/23 at 100.00	N/R (4)	591,792
	Samaritan Society Project, Series 2013, 5.625%, 6/01/43, (Pre-refunded 6/01/23)
3,655	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good	6/25 at 100.00	N/R (4)	3,803,174
	Samaritan Society Project, Series 2013A, 5.000%, 6/01/45, (Pre-refunded 6/01/25)
2,105	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax	12/23 at 103.00	N/R	1,876,860
	General Obligation Bonds, Refunding & Improvement Series 2018, 5.875%, 12/01/46
2,250	Colorado Springs, Colorado, Utilities System Revenue Bonds, Improvement Series 2013B-1,	11/23 at 100.00	Aa2	2,278,440
	5.000%, 11/15/38
2,200	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%,	11/22 at 100.00	A+ (4)	2,203,322
	11/15/32, (Pre-refunded 11/15/22)
3,870	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A	3,834,396
	2013B, 5.000%, 11/15/43
	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado
	Urban Redevelopment Area, Series 2018A:
385	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	372,834
1,280	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	1,244,774
10,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation	No Opt. Call	A	3,604,700
	Series 2010A, 0.000%, 9/01/41
8,845	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%,	No Opt. Call	A	7,572,293
	9/01/26 – NPFG Insured
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
7,550	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	5,634,036
11,100	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	A	7,467,636
10,000	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	6,365,600
4,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B,	9/26 at 52.09	A	1,670,840
	0.000%, 9/01/39 – NPFG Insured
	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds,
	Series 2015:
475	5.500%, 12/01/30, (Pre-refunded 12/01/22)	12/22 at 100.00	N/R (4)	475,883
180	5.250%, 12/01/34, (Pre-refunded 12/01/22)	12/22 at 100.00	N/R (4)	180,299
	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014:
1,125	5.750%, 12/01/30	12/24 at 100.00	N/R	1,062,405
1,000	6.000%, 12/01/38	12/24 at 100.00	N/R	880,640
825	North Range Metropolitan District 2, Adams County, Colorado , Limited Tax General	12/22 at 103.00	N/R	774,873
	Obligation Bonds, Refunding Special Revenue & Improvement Series 2017A, 5.750%, 12/01/47
4,310	Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds,	12/24 at 103.00	N/R	3,871,199
	Series 2019, 5.000%, 12/01/39
1,870	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	1,886,157
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45
500	Parker Automotive Metropolitan District (In the Town of Parker, Colorado), General	12/26 at 100.00	N/R	436,245
	Obligation Bonds, Refunding Series 2016, 5.000%, 12/01/45

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado
	Springs Utilities, Series 2008:
$ 475	6.250%, 11/15/28	No Opt. Call	A–	$ 496,394
4,030	6.500%, 11/15/38	No Opt. Call	A–	4,553,094
972	Reserve Metropolitan District 2, Mount Crested Butte, Colorado, Limited Tax General	12/26 at 100.00	N/R	831,906
	Obligation Bonds, Refunding Series 2016A, 5.000%, 12/01/45
55	Water Valley Metropolitan District 1, Colorado, General Obligation Bonds, Refunding	12/26 at 100.00	N/R	50,711
	Series 2016, 5.250%, 12/01/40
105	Water Valley Metropolitan District 2, Windsor, Colorado, General Obligation Bonds,	12/26 at 100.00	N/R	97,129
	Refunding Series 2016, 5.250%, 12/01/40
167,461	Total Colorado			142,263,858
	Connecticut – 0.3% (0.1% of Total Investments)
6,345	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield	7/32 at 100.00	A–	4,968,389
	University, Series 2022U, 4.000%, 7/01/52
	District of Columbia – 1.0% (0.6% of Total Investments)
5,000	District of Columbia, Income Tax Secured Revenue Bonds, Series 2019A, 4.000%, 3/01/39	9/29 at 100.00	N/R	4,737,450
10,000	District of Columbia, Income Tax Secured Revenue Bonds, Series 2022A, 5.000%, 7/01/39	7/32 at 100.00	Aa1	10,765,700
10,000	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds,	No Opt. Call	Baa1	4,592,500
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B, 0.000%,
	10/01/37 – AGC Insured
25,000	Total District of Columbia			20,095,650
	Florida – 11.0% (6.4% of Total Investments)
	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter
	Academy, Inc. Project, Series 2013A:
1,005	5.000%, 9/01/43	9/23 at 100.00	BBB	998,317
865	5.000%, 9/01/45	9/23 at 100.00	BBB	852,475
625	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds,	11/27 at 100.00	N/R	611,656
	Series 2016A, 5.375%, 11/01/36
665	Bexley Community Development District, Pasco County, Florida, Special Assessment Revenue	5/26 at 100.00	N/R	624,222
	Bonds, Series 2016, 4.700%, 5/01/36
1,000	Bonterra Community Development District, Hialeah, Florida, Special Assessment Bonds,	5/27 at 100.00	N/R	936,680
	Assessment Area 2 Project, Series 2016, 4.500%, 5/01/34
	Brevard County Health Facilities Authority, Florida, Hospital Revenue Bonds, Health
	First Obligated Group, Series 2022A:
3,315	5.000%, 4/01/41	4/32 at 100.00	N/R	3,274,524
3,000	5.000%, 4/01/47	4/32 at 100.00	A	2,890,500
1,480	Brwoard County, Florida, Fuel System Revenue Bonds, Fort Lauderdale Fuel Facilities LLC	4/23 at 100.00	AA (4)	1,490,419
	Project, Series 2013A, 5.000%, 4/01/33, (Pre-refunded 4/01/23) – AGM Insured, (AMT)
4,390	Capital Trust Agency, Florida, Multifamily Housing Revenue Bonds, The Gardens Apartments	7/25 at 100.00	CCC+	3,165,497
	Project, Series 2015A, 5.000%, 7/01/50
325	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series	6/26 at 100.00	N/R	292,354
	2019A, 5.000%, 6/15/39, 144A
150	Charlotte County Industrial Development Authority, Florida, Utility System Revenue	10/27 at 100.00	N/R	126,965
	Bonds, Town & Country Utilities Project, Series 2019, 5.000%, 10/01/49, (AMT), 144A
2,000	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria	6/23 at 100.00	BBB–	1,979,080
	University, Refunding Series 2013A, 5.625%, 6/01/33
	Creekside at Twin Creeks Community Development District, Florida, Special Assessment
	Bonds, Area 1 Project, Series 2016A-1:
120	5.250%, 11/01/37	11/28 at 100.00	N/R	116,630
155	5.600%, 11/01/46	11/28 at 100.00	N/R	149,290

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Downtown Doral Community Development District, Florida, Special Assessment Bonds,
	Series 2015:
$ 555	5.250%, 5/01/35	5/26 at 100.00	N/R	$ 540,093
615	5.300%, 5/01/36	5/26 at 100.00	N/R	601,667
955	5.500%, 5/01/45	5/26 at 100.00	N/R	914,193
1,305	5.500%, 5/01/46	5/26 at 100.00	N/R	1,246,418
	Escambia County Health Facilities Authority, Florida, Health Care Facilities Revenue
	Bonds, Baptist Health Care Corporation Obligated, Series 2020A:
5,675	4.000%, 8/15/45, (UB) (8)	2/30 at 100.00	Baa2	4,474,000
12,505	4.000%, 8/15/45 (8)	2/30 at 100.00	Baa2	9,858,567
6,515	4.000%, 8/15/50	2/30 at 100.00	Baa2	4,954,071
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown
	Doral Charter Upper School Project, Series 2017C:
1,115	5.650%, 7/01/37, 144A	7/27 at 101.00	N/R	1,077,179
3,385	5.750%, 7/01/47, 144A	7/27 at 101.00	N/R	3,145,173
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida
	Charter Foundation Inc. Projects, Series 2016A:
1,420	4.750%, 7/15/36, 144A	7/26 at 100.00	N/R	1,283,992
1,465	5.000%, 7/15/46, 144A	7/26 at 100.00	N/R	1,280,835
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Pepin
	Academies Inc., Series 2016A:
1,000	5.000%, 7/01/36	7/26 at 100.00	N/R	862,170
6,785	5.125%, 7/01/46	7/26 at 100.00	N/R	5,436,210
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,
	Renaissance Charter School Income Projects, Series 2015A:
900	6.000%, 6/15/35, 144A	6/25 at 100.00	N/R	913,617
560	6.125%, 6/15/46, 144A	6/25 at 100.00	N/R	566,619
120	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	9/27 at 100.00	N/R	107,308
	Renaissance Charter School, Inc. Projects, Series 2020C, 5.000%, 9/15/40, 144A
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, The
	Florida Charter Educational Foundation Inc. Projects, Series 2016A:
1,015	6.250%, 6/15/36, 144A	6/26 at 100.00	N/R	1,047,307
2,475	6.375%, 6/15/46, 144A	6/26 at 100.00	N/R	2,536,034
14,500	Florida Development Finance Corporation, Florida, Surface Transportation Facility	1/24 at 107.00	N/R	12,278,600
	Revenue Bonds, Brightline Passenger Rail Project, Green Series 2019B, 7.375%,
	1/01/49, (AMT), 144A
	Florida Development Finance Corporation, Florida, Surface Transportation Facility
	Revenue Bonds, Virgin Trains USA Passenger Rail Project, Series 2019A:
19,155	6.250%, 1/01/49, (AMT), (Mandatory Put 1/01/24), 144A	12/22 at 102.00	N/R	18,244,180
10,000	6.375%, 1/01/49, (AMT), (Mandatory Put 1/01/26), 144A	12/22 at 103.00	N/R	9,011,500
14,210	6.500%, 1/01/49, (AMT), (Mandatory Put 1/01/29), 144A	12/22 at 103.00	N/R	12,520,431
25,000	Florida Development Finance Corporation, Revenue Bonds, Brightline Passenger Rail	12/22 at 102.00	N/R	24,472,750
	Expansion Project, Series 2022A, 7.250%, 7/01/57, (AMT), (Mandatory Put 10/03/23), 144A
320	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special	5/26 at 100.00	N/R	301,901
	Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 4.750%, 5/01/36
	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Series 2019A:
5,000	4.000%, 10/01/39, (AMT)	10/29 at 100.00	AA–	4,415,450
4,230	4.000%, 10/01/49, (AMT)	10/29 at 100.00	A+	3,463,270
4,500	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds,	10/27 at 100.00	A	4,370,085
	Priority Subordinated Series 2017A, 5.000%, 10/01/42, (AMT)
14,375	Halifax Hospital Medical Center, Daytona Beach, Florida, Hospital Revenue Bonds,	6/26 at 100.00	A–	14,407,775
	Refunding & Improvement Series 2016, 5.000%, 6/01/36
6,845	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International	10/31 at 100.00	Aa3	5,539,590
	Airport, Alternative Minimum Tax Refunding Subordinate Lien Series 2022A, 4.000%,
	10/01/52, (AMT)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 12,410	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International	10/28 at 100.00	A+	$ 11,975,402
	Airport, Series 2018E, 5.000%, 10/01/48, (AMT)
1,750	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International	10/24 at 100.00	A (4)	1,793,803
	Airport, Subordinate Lien Series 2015B, 5.000%, 10/01/40, (Pre-refunded 10/01/24), (AMT)
7,665	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2019A, 5.000%,	10/29 at 100.00	A–	7,276,691
	10/01/49, (AMT)
2,140	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement	8/26 at 100.00	N/R	2,141,198
	Bonds, Development Unit 53, Series 2015, 5.350%, 8/01/35
6,495	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando	4/32 at 100.00	A2	5,055,123
	Health Obligated Group, Inc., Series 2022, 4.000%, 10/01/52
7,500	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando	4/29 at 100.00	A2	7,143,600
	Health, Inc., Series 2019A, 5.000%, 10/01/47
2,335	Orlando, Florida, Capital Improvement Special Revenue Bonds, Series 2014B,	10/24 at 100.00	Aa2	2,383,895
	5.000%, 10/01/46
	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding &
	Improvement Capital Appreciation Series 2019A-2:
1,000	0.000%, 10/01/44	10/29 at 59.08	BBB–	258,920
4,200	0.000%, 10/01/47	10/29 at 52.89	BBB–	891,282
1,250	0.000%, 10/01/48	10/29 at 50.96	BBB–	248,462
1,000	0.000%, 10/01/49	10/29 at 49.08	BBB–	186,300
2,000	0.000%, 10/01/50	10/29 at 47.17	BBB–	349,200
7,475	0.000%, 10/01/52	10/29 at 43.62	BBB–	1,145,245
2,300	0.000%, 10/01/54	10/29 at 40.38	BBB–	310,845
500	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, Jupiter	11/32 at 100.00	BBB–	455,020
	Medical Center, Series 2022, 5.000%, 11/01/52
1,950	Palm Beach County, Florida, Revenue Bonds, Provident Group – PBAU Properties LLC – Palm	4/29 at 100.00	Ba1	1,701,902
	Beach Atlantic University Housing Project, Series 2019A, 5.000%, 4/01/39, 144A
545	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3	11/26 at 100.00	N/R	497,427
	Project, Series 2016, 5.000%, 11/01/46
	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue
	Bonds, Assessment Area 2, Series 2016:
130	4.750%, 11/01/28	11/27 at 100.00	N/R	128,664
265	5.375%, 11/01/36	11/27 at 100.00	N/R	258,764
10,075	South Broward Hospital District, Florida, Hospital Revenue Bonds, South Broward Hospital	5/26 at 100.00	Aa3	8,625,812
	District Obligated Group, Refunding Series 2016A, 4.000%, 5/01/44
365	South Village Community Development District, Clay County, Florida, Capital Improvement	5/26 at 100.00	A	313,188
	Revenue Bonds, Refunding Series 2016A1, 3.625%, 5/01/35
	South Village Community Development District, Clay County, Florida, Capital Improvement
	Revenue Bonds, Refunding Series 2016A2:
100	4.350%, 5/01/26	No Opt. Call	N/R	98,603
100	4.875%, 5/01/35	5/26 at 100.00	N/R	95,761
1,350	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central	1/24 at 100.00	A–	1,356,507
	Florida Health Alliance Projects, Series 2014A, 5.125%, 7/01/34
720	Tampa, Florida, Revenue Bonds, H. Lee Moffitt Cancer Center and Research Institute,	7/30 at 100.00	A–	587,333
	Series 2020B, 4.000%, 7/01/45
395	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	12/22 at 100.00	N/R	344,013
	Series 2015-2, 0.000%, 5/01/40 (7)
430	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	12/22 at 100.00	N/R	4
	Series 2015-3, 6.610%, 5/01/40 (5)
300	Union Park Community Development District, Florida, Capital Improvement Revenue Bonds,	11/27 at 100.00	N/R	292,320
	Series 2016A-1, 5.375%, 11/01/37
262,340	Total Florida			223,294,878

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia – 1.6% (0.9% of Total Investments)
$ 2,725	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium	7/25 at 100.00	A	$ 2,785,822
	Project, Senior Lien Series 2015A-1, 5.250%, 7/01/40
285	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds,	1/28 at 100.00	N/R	151,050
	Georgia Proton Treatment Center Project, Current Interest Series 2017A-1, 6.500%, 1/01/29 (5)
1,545	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%,	No Opt. Call	AA–	1,545,000
	11/01/22 – FGIC Insured
19,265	Fulton County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc.	7/29 at 100.00	A1	15,530,094
	Project, Series 2019A, 4.000%, 7/01/49
2,000	Georgia Ports Authority, Revenue Bonds, Series 2022, 4.000%, 7/01/52	7/32 at 100.00	AA	1,684,400
840	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, Academy for	6/27 at 100.00	N/R	784,644
	Classical Education, Series 2017, 5.875%, 6/15/47, 144A
260	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A,	No Opt. Call	A–	270,080
	5.500%, 9/15/26
1,070	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2019A,	5/29 at 100.00	A3	1,004,441
	5.000%, 5/15/43
3,000	Marietta Development Authority, Georgia, University Facilities Revenue Bonds, Life	11/27 at 100.00	Ba3	2,617,560
	University, Inc. Project, Refunding Series 2017A, 5.000%, 11/01/47, 144A
2,750	Monroe County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia	6/24 at 100.00	Baa1	2,577,328
	Power Company – Scherer Plant, First Series 1995, 2.250%, 7/01/25
4,010	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds,	7/25 at 100.00	Baa1	3,701,832
	Series 2015A, 5.000%, 7/01/60
37,750	Total Georgia			32,652,251
	Guam – 0.9% (0.5% of Total Investments)
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
195	5.000%, 11/15/33	11/25 at 100.00	BB	189,817
1,805	5.000%, 11/15/39	11/25 at 100.00	BB	1,676,809
1,310	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/23 at 100.00	Baa2 (4)	1,329,650
	Series 2013, 5.500%, 7/01/43, (Pre-refunded 7/01/23)
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
2,500	5.000%, 12/01/28, (UB) (8)	12/26 at 100.00	BB	2,500,050
1,750	5.000%, 12/01/30, (UB) (8)	12/26 at 100.00	BB	1,740,148
2,500	5.000%, 12/01/32, (UB) (8)	12/26 at 100.00	BB	2,452,800
1,750	5.000%, 12/01/34, (UB) (8)	12/26 at 100.00	BB	1,683,027
6,000	5.000%, 12/01/46, (UB) (8)	12/26 at 100.00	BB	5,316,240
1,000	Guam Power Authority, Revenue Bonds, Refunding Series 2017A, 5.000%, 10/01/37	10/27 at 100.00	BBB	1,009,210
18,810	Total Guam			17,897,751
	Hawaii – 0.3% (0.2% of Total Investments)
3,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	A1	3,019,770
	Health Obligated Group, Series 2013A, 5.500%, 7/01/43
1,175	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	1,179,195
	University, Series 2013A, 6.625%, 7/01/33, 144A
2,320	Hawaii State, Airport System Revenue Bonds, Series 2015A, 5.000%, 7/01/41, (AMT)	7/25 at 100.00	A+	2,264,111
6,495	Total Hawaii			6,463,076
	Idaho – 0.1% (0.1% of Total Investments)
1,175	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project,	9/26 at 100.00	BB+	1,122,971
	Refunding Series 2016, 5.000%, 9/01/37
595	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights	12/22 at 100.00	A3	595,381
	Mitigation Series 2012A, 5.000%, 9/01/32
1,770	Total Idaho			1,718,352

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 26.9% (15.5% of Total Investments)
$ 330	CenterPoint Intermodal Center Program Trust, Illinois, Series 2004 Class A Certificates,	No Opt. Call	N/R	$ 329,472
	4.000%, 6/15/23, (Mandatory Put 12/15/22), 144A
55,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	55,998,250
	Series 2016, 6.000%, 4/01/46
2,255	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/24 at 100.00	BB	2,160,606
	Project Series 2015C, 5.250%, 12/01/35
8,500	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/22 at 100.00	Ba3	8,152,435
	Refunding Series 2012B, 5.000%, 12/01/33
8,400	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	8,975,904
	Refunding Series 2017B, 7.000%, 12/01/42, 144A
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,
	Series 2016A:
1,800	7.000%, 12/01/26	12/25 at 100.00	BB	1,913,112
51,780	7.000%, 12/01/44	12/25 at 100.00	BB	54,094,566
1,335	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB	1,379,215
	Series 2016B, 6.500%, 12/01/46
6,210	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	6,595,206
	Series 2017A, 7.000%, 12/01/46, 144A
450	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%,	No Opt. Call	BB	371,826
	12/01/26 – NPFG Insured
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated
	Tax Revenues, Series 1998B-1:
1,000	0.000%, 12/01/22 – FGIC Insured	No Opt. Call	BB	997,060
1,715	0.000%, 12/01/26 – NPFG Insured	No Opt. Call	BB	1,417,070
1,000	0.000%, 12/01/27 – NPFG Insured	No Opt. Call	BB	784,740
1,765	0.000%, 12/01/30 – NPFG Insured	No Opt. Call	BB	1,175,367
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated
	Tax Revenues, Series 1999A:
2,585	0.000%, 12/01/27 – NPFG Insured	No Opt. Call	BB	2,028,553
8,565	0.000%, 12/01/31 – NPFG Insured	No Opt. Call	BB	5,366,144
2,140	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Second Lien	12/29 at 100.00	A+	1,991,762
	Series 2020A, 5.000%, 12/01/55
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
25,755	0.000%, 1/01/29 – NPFG Insured	No Opt. Call	BBB–	19,435,753
8,765	0.000%, 1/01/34 – FGIC Insured	No Opt. Call	BBB–	4,976,767
17,310	0.000%, 1/01/37 – FGIC Insured	No Opt. Call	BBB–	8,131,026
	Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21 Program, Series 2002B:
670	5.500%, 1/01/31	1/25 at 100.00	Ba1	670,000
1,000	5.500%, 1/01/33	1/25 at 100.00	Ba1	991,760
2,695	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A, 5.000%, 1/01/35	1/24 at 100.00	Ba1	2,558,013
13,205	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB–	13,453,386
2,000	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D,	1/25 at 100.00	Ba1	1,954,260
	5.500%, 1/01/40
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2007E:
10,115	5.500%, 1/01/35	1/25 at 100.00	Ba1	9,989,473
5,890	5.500%, 1/01/42	1/25 at 100.00	Ba1	5,746,696
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
3,470	5.000%, 1/01/24	No Opt. Call	BBB–	3,482,145
350	5.000%, 1/01/29	1/26 at 100.00	BBB–	346,364
765	5.000%, 1/01/35	1/26 at 100.00	BBB–	735,922
770	5.000%, 1/01/38	1/26 at 100.00	BBB–	729,167
1,610	Chicago, Illinois, General Obligation Bonds, Series 1999, 0.000%, 1/01/30	No Opt. Call	A2	1,177,731

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Chicago, Illinois, General Obligation Bonds, Series 2015A:
$ 1,150	5.500%, 1/01/33	1/25 at 100.00	BBB–	$ 1,140,524
1,000	5.500%, 1/01/35	1/25 at 100.00	BBB–	987,590
9,800	5.500%, 1/01/39	1/25 at 100.00	BBB–	9,583,714
10,125	Chicago, Illinois, General Obligation Bonds, Series 2019A, 5.000%, 1/01/44, (UB)	1/29 at 100.00	BBB–	9,305,888
405	DuPage County, Illinois, Revenue Bonds, Morton Arboretum Project, Green Series 2020,	5/30 at 100.00	A1	271,350
	3.000%, 5/15/47
800	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools	12/25 at 100.00	N/R	812,848
	Belmont School Project, Series 2015A, 5.500%, 12/01/30, 144A
2,675	Illinois Finance Authority, Revenue Bonds, Columbia College Chicago, Series 2015A,	12/25 at 100.00	BBB+	2,707,876
	5.000%, 12/01/37
845	Illinois Finance Authority, Revenue Bonds, Illinois Wesleyan University, Refunding	9/26 at 100.00	Baa2	798,711
	Series 2016, 5.000%, 9/01/46
20,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Series	1/28 at 100.00	Aa2	20,103,200
	2017A, 5.000%, 7/15/42
	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A:
415	5.500%, 7/01/28	7/23 at 100.00	A–	420,345
905	6.000%, 7/01/43	7/23 at 100.00	A–	917,571
1,050	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,	8/25 at 100.00	A3	1,018,468
	Refunding Series 2015C, 5.000%, 8/15/44
	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series 2015A:
2,700	5.000%, 10/01/46, (Pre-refunded 10/01/25), (UB)	10/25 at 100.00	N/R (4)	2,821,743
300	5.000%, 10/01/46, (UB)	10/25 at 100.00	AA–	307,407
	Illinois State, General Obligation Bonds, April Series 2014:
6,165	5.000%, 4/01/38	4/24 at 100.00	BBB–	5,909,276
5,000	5.000%, 4/01/39	4/24 at 100.00	BBB–	4,751,000
	Illinois State, General Obligation Bonds, February Series 2014:
4,100	5.250%, 2/01/31	2/24 at 100.00	BBB–	4,106,970
2,200	5.250%, 2/01/32	2/24 at 100.00	BBB–	2,204,356
2,435	5.250%, 2/01/33	2/24 at 100.00	BBB–	2,438,068
6,000	5.000%, 2/01/39	2/24 at 100.00	BBB–	5,698,440
1,785	Illinois State, General Obligation Bonds, May Series 2020, 5.500%, 5/01/39	5/30 at 100.00	BBB–	1,794,460
	Illinois State, General Obligation Bonds, November Series 2016:
3,100	5.000%, 11/01/35	11/26 at 100.00	BBB–	3,010,534
3,000	5.000%, 11/01/37	11/26 at 100.00	BBB–	2,890,620
2,400	5.000%, 11/01/40	11/26 at 100.00	BBB–	2,249,976
5,795	Illinois State, General Obligation Bonds, November Series 2017C, 5.000%, 11/01/29	11/27 at 100.00	BBB–	5,799,984
3,800	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/27 (8)	No Opt. Call	BBB–	3,814,934
20,830	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/27, (UB) (8)	No Opt. Call	BBB–	20,911,862
1,380	Illinois State, General Obligation Bonds, November Series 2019B, 4.000%, 11/01/34	11/29 at 100.00	BBB–	1,201,290
5,000	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/27	No Opt. Call	BBB–	5,033,800
5,350	Illinois State, General Obligation Bonds, Refunding April Series 2019B, 5.125%, 9/01/26	No Opt. Call	BBB–	5,412,595
27,215	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	BBB–	27,239,766
7,250	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A,	1/23 at 100.00	A1	7,261,672
	5.000%, 1/01/38 (8)
2,755	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A,	7/25 at 100.00	A1	2,798,667
	5.000%, 1/01/40
560	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust	1/23 at 100.00	A1	563,629
	2015-XF0052, 11.016%, 1/01/38, 144A, (IF)
2,500	Kane & DeKalb Counties Community Unit School District 301, Illinois, General Obligation	No Opt. Call	Aa2	2,406,350
	Bonds, Series 2006, 0.000%, 12/01/23 – NPFG Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 5,400	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/25 at 100.00	BB+	$ 4,923,558
	Bonds, Refunding Series 2015B, 5.000%, 6/15/52
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Refunding Series 2020A:
10,000	4.000%, 6/15/50	12/29 at 100.00	BB+	7,558,100
13,000	5.000%, 6/15/50	12/29 at 100.00	BB+	11,916,060
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Series 2015A:
23,110	0.000%, 12/15/52	No Opt. Call	BB+	3,690,667
2,455	5.000%, 6/15/53	12/25 at 100.00	BB+	2,235,572
1,945	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/27 at 100.00	BB+	1,761,800
	Bonds, Series 2017A, 5.000%, 6/15/57
8,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	No Opt. Call	BB+	1,221,760
	Bonds, Series 2017B, 0.000%, 12/15/56 – AGM Insured
45,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	BB+	14,934,150
	Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/43 –
	AGM Insured
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Refunding Series 1998A:
2,680	5.500%, 6/15/29 – NPFG Insured	No Opt. Call	BB+	2,807,193
145	5.500%, 6/15/29, (Pre-refunded 6/15/25) – NPFG Insured, (ETM)	No Opt. Call	Baa2 (4)	151,000
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
8,400	0.000%, 12/15/30 – NPFG Insured	No Opt. Call	BB+	5,617,080
7,940	0.000%, 6/15/33 – NPFG Insured	No Opt. Call	BB+	4,560,260
450	0.000%, 12/15/34 – NPFG Insured	No Opt. Call	BB+	234,059
12,500	0.000%, 6/15/35 – NPFG Insured	No Opt. Call	BB+	6,301,750
10,620	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	BB+	5,194,454
11,505	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	BB+	5,286,317
65,000	0.000%, 12/15/38 – NPFG Insured	No Opt. Call	BB+	26,273,650
38,040	0.000%, 6/15/40 – NPFG Insured	No Opt. Call	BB+	13,770,860
3,720	0.000%, 6/15/41 – NPFG Insured	No Opt. Call	BB+	1,261,601
	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds, Series 2018A:
6,935	5.000%, 1/01/37	1/28 at 100.00	AA–	7,020,578
4,755	5.000%, 1/01/40	1/28 at 100.00	N/R	4,769,503
4,005	Southwestern Illinois Development Authority, Environmental Improvement Revenue Bonds, US	12/22 at 100.00	B–	3,858,257
	Steel Corporation Project, Series 2012, 5.750%, 8/01/42, (AMT)
1,580	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	Baa1	1,611,252
	6.000%, 10/01/32
11,350	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation	No Opt. Call	A2	10,846,287
	Bonds, Series 2006, 0.000%, 1/01/24 – AGM Insured
718,525	Total Illinois			544,611,003
	Indiana – 3.4% (2.0% of Total Investments)
	Carmel Redevelopment Authority, Indiana, Lease Rent Revenue Bonds, Series 2005:
1,950	0.000%, 2/01/24 (8)	No Opt. Call	Aa3	1,855,269
2,705	0.000%, 2/01/25	No Opt. Call	Aa3	2,465,364
4,400	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown	No Opt. Call	Baa2	4,211,152
	Point Community School Corporation, Series 2000, 0.000%, 1/15/24 – NPFG Insured
2,000	Gary Local Public Improvement Bond Bank, Indiana, Economic Development Revenue Bonds,	6/30 at 100.00	N/R	1,617,060
	Drexel Foundation for Educational Excellence Project, Refunding Series 2020A, 5.875%,
	6/01/55, 144A
1,230	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel	12/22 at 100.00	B–	1,184,933
	Corporation Project, Series 2012, 5.750%, 8/01/42, (AMT)

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$ 1,815	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project,	5/23 at 100.00	A (4)	$ 1,831,226
	Series 2012A, 5.000%, 5/01/42, (Pre-refunded 5/01/23)
9,300	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A,	10/23 at 100.00	N/R (4)	9,443,034
	5.000%, 10/01/44, (Pre-refunded 10/01/23)
	Indiana Finance Authority, Provate Activity Bonds, Ohio River Bridges East End Crossing
	Project, Series 2013A:
1,500	5.000%, 7/01/35, (Pre-refunded 7/01/23), (AMT)	7/23 at 100.00	BBB+ (4)	1,508,265
5,380	5.000%, 7/01/44, (Pre-refunded 7/01/23), (AMT)	7/23 at 100.00	BBB+ (4)	5,409,644
5,100	5.000%, 7/01/48, (Pre-refunded 7/01/23), (AMT)	7/23 at 100.00	BBB+ (4)	5,128,101
5,370	5.250%, 1/01/51, (Pre-refunded 7/01/23), (AMT)	7/23 at 100.00	BBB+ (4)	5,408,288
13,000	Indiana Finance Authority, Water Utility Revenue Bonds, Citizens Energy Group Project,	10/24 at 100.00	A+	13,207,350
	First Lien Series 2014A, 5.000%, 10/01/44
4,375	Indianapolis Local Public Improvement Bond Bank, Indiana, Community Justice Campus	2/29 at 100.00	Aa1	3,555,738
	Bonds, Courthouse & Jail Project, Series 2019A, 3.840%, 2/01/54, (UB) (8)
10,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%,	No Opt. Call	AA–	8,847,400
	2/01/26 – AMBAC Insured
1,000	Merrillville, Indiana, Economic Development Revenue Bonds, Belvedere Housing Project,	4/24 at 102.00	N/R	841,540
	Series 2016, 5.750%, 4/01/36
1,250	Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project,	11/23 at 100.00	N/R	1,265,737
	Series 2013, 7.250%, 11/01/43, (AMT)
1,230	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series	1/24 at 100.00	N/R	1,258,474
	2013, 7.000%, 1/01/44, (AMT)
71,605	Total Indiana			69,038,575
	Iowa – 1.0% (0.6% of Total Investments)
21,525	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/29 at 103.00	BBB–	18,670,570
	Company Project, Refunding Series 2022, 5.000%, 12/01/50
1,900	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa	9/23 at 100.00	N/R (4)	1,928,310
	University Project, Series 2012, 5.000%, 9/01/43, (Pre-refunded 9/01/23)
23,425	Total Iowa			20,598,880
	Kansas – 0.7% (0.4% of Total Investments)
2,085	Overland Park Development Corporation, Kansas, Revenue Bonds, Convention Center Hotel,	3/29 at 100.00	BB–	1,792,746
	Refunding & improvement Series 2019, 5.000%, 3/01/44
3,565	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at	12/22 at 100.00	N/R	1,534,233
	Lionsgate Project, Series 2012, 6.000%, 12/15/32
10,000	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, University of	3/27 at 100.00	AA–	9,728,900
	Kansas Health System, Series 2017A, 5.000%, 3/01/47
1,130	Washburn University of Topeka, Kansas, Revenue Bonds, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	A1	1,158,871
16,780	Total Kansas			14,214,750
	Kentucky – 1.5% (0.9% of Total Investments)
	Christian County, Kentucky, Hospital Revenue Bonds, Jennie Stuart Medical Center, Series 2016:
5,000	5.375%, 2/01/36	2/26 at 100.00	BB+	5,038,850
435	5.500%, 2/01/44	2/26 at 100.00	BB+	432,690
1,000	Hardin County, Kentucky, Hospital Revenue Bonds, Hardin Memorial Hospital Project,	8/23 at 100.00	A2 (4)	1,017,500
	Series 2013, 5.700%, 8/01/39, (Pre-refunded 8/01/23) – AGM Insured
2,355	Henderson, Kentucky, Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2022A,	1/32 at 100.00	N/R	1,932,772
	4.700%, 1/01/52, (AMT)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
	Kentucky Economic Development Finance Authority, Kentucky, Healthcare Facilities Revenue
	Bonds, Rosedale Green Project, Refunding Series 2015:
$ 500	5.750%, 11/15/45	11/25 at 100.00	N/R	$ 418,050
2,250	5.750%, 11/15/50	11/25 at 100.00	N/R	1,836,180
6,000	Kentucky Economic Development Finance Authority, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	5,730,000
	Series 2019A-2, 5.000%, 8/01/44
7,070	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky	7/25 at 100.00	Baa2	6,569,232
	Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45
	Kentucky Public Transportation Infrastructure Authority, Toll Revenue Bonds, Downtown
	Crossing Project, Convertible Capital Appreciation First Tier Series 2013C:
1,335	0.000%, 7/01/43 (7)	7/31 at 100.00	Baa2	1,418,651
2,295	0.000%, 7/01/46 (7)	7/31 at 100.00	Baa2	2,442,408
	Kentucky Public Transportation Infrastructure Authority, Toll Revenue Bonds, Downtown
	Crossing Project, First Tier Series 2013A:
3,080	5.750%, 7/01/49, (Pre-refunded 7/01/23)	7/23 at 100.00	Baa2 (4)	3,118,993
615	6.000%, 7/01/53, (Pre-refunded 7/01/23)	7/23 at 100.00	Baa2 (4)	623,702
215	Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community	12/22 at 100.00	A+	214,568
	Hospital Corporation, Series 2012A, 4.000%, 10/01/29
32,150	Total Kentucky			30,793,596
	Louisiana – 2.8% (1.6% of Total Investments)
500	Jefferson Parish Economic Development and Port District, Louisiana, Kenner Discovery	6/28 at 100.00	N/R	460,890
	Health Sciences Academy Project, Series 2018A, 5.625%, 6/15/48, 144A
2,000	Louisiana Local Government Environmental Facilities and Community Development Authority,	2/24 at 100.00	A+ (4)	2,027,620
	Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien
	Series 2014A, 4.375%, 2/01/39, (Pre-refunded 2/01/24)
1,215	Louisiana Local Government Environmental Facilities and Community Development Authority,	10/25 at 100.00	A2	1,260,550
	Revenue Bonds, Louisiana Tech University Student Housing & Recreational Facilities/Innovative
	Student Facilities Inc. Project, Refunding Series 2015, 5.000%, 10/01/33 – AGM Insured
5,000	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Ochsner Clinic Foundation	5/27 at 100.00	A3	5,002,950
	Project, Refunding Series 2017, 5.000%, 5/15/42
18,730	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Ochsner Clinic Foundation	5/30 at 100.00	A3	14,766,545
	Project, Series 2020A, 4.000%, 5/15/49
6,125	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing	7/23 at 100.00	N/R	6,164,568
	(US) LLC Project, Series 2013, 6.500%, 7/01/36, (AMT), 144A
	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries
	of Our Lady Health System, Refunding Series 2015A:
1,450	5.000%, 7/01/39	7/25 at 100.00	A	1,433,021
10	5.000%, 7/01/39, (Pre-refunded 7/01/25)	7/25 at 100.00	N/R (4)	10,430
1,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries	7/27 at 100.00	A	967,310
	of Our Lady Health System, Series 2017A, 5.000%, 7/01/47
1,000	Louisiana Public Facilities Authority, Lease Revenue Bonds, Provident Group-Flagship	7/26 at 100.00	A3	953,940
	Properties LLC – Louisiana State University Nicolson Gateway Project, Series 2016A,
	5.000%, 7/01/56
3,305	Louisiana Public Facilities Authority, Revenue Bonds, Cleco Power LLC Project, Series	5/23 at 100.00	BBB+	2,880,737
	2008, 4.250%, 12/01/38
1,980	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy	12/22 at 100.00	N/R	1,983,426
	Foundation Project, Series 2011A, 7.750%, 12/15/31
	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project,
	Refunding Series 2017:
1,775	0.000%, 10/01/36 (7)	10/33 at 100.00	BBB	1,654,069
3,000	0.000%, 10/01/46 (7)	10/33 at 100.00	BBB	2,649,300
7,000	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/25 at 100.00	A3	6,866,930
	Series 2015, 5.000%, 5/15/47

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$ 1,060	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter	12/23 at 100.00	N/R	$ 1,069,063
	Academy Foundation Project, Series 2013A, 8.375%, 12/15/43
2,235	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series	7/23 at 100.00	A2	2,247,605
	2013A, 5.000%, 7/01/36
1,000	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal	1/27 at 100.00	A–	944,120
	Project, Series 2017B, 5.000%, 1/01/48, (AMT)
2,560	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%,	6/24 at 100.00	A (4)	2,625,715
	6/01/44, (Pre-refunded 6/01/24)
330	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation	No Opt. Call	BBB–	326,888
	Project, Refunding Series 2017A-1, 2.000%, 6/01/37, (Mandatory Put 4/01/23)
61,275	Total Louisiana			56,295,677
	Maine – 0.4% (0.2% of Total Investments)
4,965	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/26 at 100.00	Ba1	4,495,609
	Medical Center Obligated Group Issue, Series 2016A, 5.000%, 7/01/46
2,750	Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth	7/28 at 100.00	A+	2,710,977
	Issue, Series 2018A, 5.000%, 7/01/43
7,715	Total Maine			7,206,586
	Maryland – 0.5% (0.3% of Total Investments)
2,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt	12/22 at 100.00	N/R	1,200,000
	Conference Center, Series 2006A, 5.000%, 12/01/31 (5)
7,145	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/27 at 100.00	Baa3	7,005,744
	Healthcare, Series 2016A, 5.500%, 1/01/46
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula	7/24 at 100.00	A3 (4)	2,052,180
	Regional Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/45, (Pre-refunded 7/01/24)
355	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds,	1/26 at 100.00	N/R	342,983
	Suitland-Naylor Road Project, Series 2016, 5.000%, 7/01/46, 144A
11,500	Total Maryland			10,600,907
	Massachusetts – 0.9% (0.5% of Total Investments)
475	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,	7/25 at 100.00	BBB	453,084
	Green Bonds, Series 2015D, 5.000%, 7/01/44
1,525	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015,	1/25 at 100.00	Baa2	1,333,109
	4.500%, 1/01/45
1,800	Massachusetts Development Finance Agency, Revenue Bonds, Emmanuel College, Series 2016A,	10/26 at 100.00	Baa2	1,756,602
	5.000%, 10/01/34
11,435	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue J,	7/24 at 100.00	A	10,417,971
	Series 2016, 3.500%, 7/01/33, (AMT)
4,560	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior	5/23 at 100.00	Aa2 (4)	4,605,098
	Series 2013A, 5.000%, 5/15/43, (Pre-refunded 5/15/23)
19,795	Total Massachusetts			18,565,864
	Michigan – 1.3% (0.7% of Total Investments)
	Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds,
	Refunding Series 2013:
750	6.000%, 10/01/33	10/23 at 100.00	N/R	692,828
1,250	6.000%, 10/01/43	10/23 at 100.00	N/R	1,074,600
13,835	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and	No Opt. Call	AA	14,970,162
	Site Improvement Bonds, Series 2001A, 6.000%, 5/01/29 – AGM Insured, (UB)
5	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A,	12/22 at 100.00	A2	5,001
	4.500%, 7/01/35 – NPFG Insured
3,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B,	No Opt. Call	A2	3,210,090
	5.500%, 7/01/29 – NPFG Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 5	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B,	12/22 at 100.00	A2	$ 5,007
	5.000%, 7/01/36 – FGIC Insured
10	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2003A, 5.000%,	12/22 at 100.00	A1	10,016
	7/01/34 – NPFG Insured
2,000	Grand Traverse County Hospital Finance Authority, Michigan, Revenue Bonds, Munson	7/24 at 100.00	A1	1,913,280
	Healthcare, Series 2014A, 5.000%, 7/01/47
1,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/24 at 100.00	A2	1,011,520
	Sewerage Department Water Supply System Local Project, Series 2014D-6, 5.000%,
	7/01/36 – NPFG Insured
1,350	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2006 Sold Tobacco	12/30 at 100.00	BBB	1,295,041
	Receipts Senior Current Interest Series 2020A-2, 5.000%, 6/01/40
2,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/22 at 100.00	A–	2,000,000
	County Airport, Series 2012A, 5.000%, 12/01/37
25,205	Total Michigan			26,187,545
	Minnesota – 1.0% (0.6% of Total Investments)
700	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy	7/24 at 102.00	N/R	598,430
	Project,Series 2016A, 5.000%, 7/01/47
1,500	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language	12/22 at 102.00	BB+	1,463,505
	Academy, Series 2014A, 5.750%, 8/01/44
800	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project,	7/32 at 100.00	N/R	689,704
	Series 2022A, 5.500%, 7/01/52
3,435	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Series	5/29 at 100.00	A2	3,372,621
	2019, 5.000%, 5/01/48
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue
	Bonds, Hmong College Prep Academy Project, Series 2016A:
750	5.750%, 9/01/46	9/26 at 100.00	BB+	714,645
4,000	6.000%, 9/01/51	9/26 at 100.00	BB+	3,897,960
6,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue	7/25 at 100.00	A	6,092,400
	Bonds, HealthPartners Obligated Group, Refunding Series 2015A, 5.000%, 7/01/32
4,055	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp	12/22 at 100.00	N/R	4,042,713
	Project, Series 2007-1, 5.000%, 8/01/36
21,240	Total Minnesota			20,871,978
	Missouri – 2.7% (1.5% of Total Investments)
690	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson	11/25 at 100.00	N/R	602,784
	Shoppes Redevelopment Project, Refunding Series 2017A, 3.900%, 11/01/29
960	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities	3/23 at 103.00	Ba1	994,618
	Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33
55	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities	3/27 at 100.00	Ba1	54,303
	Revenue Bonds, Southeasthealth, Series 2017A, 5.000%, 3/01/36
	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation
	Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019B:
10,090	5.000%, 3/01/46, (AMT)	3/29 at 100.00	A–	9,646,040
7,360	5.000%, 3/01/54, (AMT)	3/29 at 100.00	A–	6,891,536
135	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward	4/26 at 100.00	N/R	109,693
	Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016,
	5.000%, 4/01/46, 144A
12,005	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds,	No Opt. Call	A2	9,425,005
	Improvement Series 2004B-1, 0.000%, 4/15/29 – AMBAC Insured
650	Land Clearance for Redevelopment Authority of Kansas City, Missouri, Project Revenue	2/28 at 100.00	N/R	475,000
	Bonds, Convention Center Hotel Project – TIF Financing, Series 2018B, 5.000%, 2/01/40, 144A

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$ 1,000	Liberty Public School District 53, Clay County, Missouri, Lease Participation	12/22 at 100.00	AA–	$ 1,001,190
	Certificates, School Boards Association, Series 2014, 5.000%, 4/01/31
	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty
	Commons Project, Series 2015A:
945	5.125%, 6/01/25, 144A	No Opt. Call	N/R	914,306
3,810	5.750%, 6/01/35, 144A	6/25 at 100.00	N/R	3,354,705
3,695	6.000%, 6/01/46, 144A	6/25 at 100.00	N/R	3,165,396
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue
	Bonds, Kansas City University of Medicine and Biosciences, Series 2013A:
1,590	5.000%, 6/01/30	6/23 at 100.00	A1	1,605,184
2,700	5.000%, 6/01/33	6/23 at 100.00	A1	2,722,869
665	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	5/23 at 100.00	BBB	671,431
	Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33
505	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	10/23 at 100.00	A+	508,454
	Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	CoxHealth, Series 2013A:
50	5.000%, 11/15/44	11/23 at 100.00	A2	50,248
6,930	5.000%, 11/15/48	11/23 at 100.00	A2	6,959,453
	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue
	Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016:
1,275	5.000%, 11/15/41	11/25 at 100.00	N/R	1,163,450
1,105	5.000%, 11/15/46	11/25 at 100.00	N/R	977,925
430	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/23 at 100.00	BB+	417,152
	Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43
	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint
	Andrew’s Resources for Seniors, Series 2015A:
450	5.000%, 12/01/35	12/25 at 100.00	N/R	423,981
130	5.125%, 12/01/45	12/25 at 100.00	N/R	116,926
865	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue	3/23 at 103.00	Ba1	895,612
	Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37
700	The Industrial Development Authority of the City of Saint Louis, Missouri, Development	11/26 at 100.00	N/R	518,203
	Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A,
	4.750%, 11/15/47
58,790	Total Missouri			53,665,464
	Montana – 0.1% (0.1% of Total Investments)
	Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell
	Regional Medical Center, Series 2018B:
1,255	5.000%, 7/01/29	7/28 at 100.00	BBB	1,287,969
1,235	5.000%, 7/01/30	7/28 at 100.00	BBB	1,265,220
2,490	Total Montana			2,553,189
	Nebraska – 0.8% (0.5% of Total Investments)
5,835	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Refunding	No Opt. Call	BBB+	5,590,397
	Crossover Series 2017A, 5.000%, 9/01/42
580	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska	11/25 at 100.00	A	564,723
	Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45
	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna
	Rehabilitation Hospital Project, Series 2014:
1,930	5.000%, 5/15/27	5/24 at 100.00	A–	1,951,867
3,000	5.000%, 5/15/36	5/24 at 100.00	A–	3,003,120

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska (continued)
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska
	Methodist Health System, Refunding Series 2015:
$ 4,070	5.000%, 11/01/45	11/25 at 100.00	A	$ 3,962,796
2,110	5.000%, 11/01/48	11/25 at 100.00	A	2,033,196
17,525	Total Nebraska			17,106,099
	Nevada – 0.4% (0.2% of Total Investments)
4,410	Clark County, Nevada, General Obligation Bonds, Stadium Improvement, Limited Tax	6/28 at 100.00	AA+	4,496,127
	Additionally Secured by Pledged Revenues, Series 2018A, 5.000%, 5/01/48 (8)
4,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series	12/24 at 100.00	AA	4,082,360
	2015, 5.000%, 6/01/39
8,410	Total Nevada			8,578,487
	New Jersey – 8.0% (4.6% of Total Investments)
310	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control	No Opt. Call	Ba1 (4)	312,973
	Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24, (AMT), (ETM)
2,500	New Jersey Economic Development Authority, Lease Revenue Bonds, State Government	12/27 at 100.00	BBB	2,428,400
	Buildings-Health Department & Taxation Division Office Project, Series 2018A, 5.000%, 6/15/42
1,100	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	BBB+	1,049,444
	Replacement Project, Series 2013, 5.125%, 7/01/42 – AGM Insured, (AMT)
17,580	New Jersey Economic Development Authority, School Facilities Construction Bonds,	12/26 at 100.00	BBB (4)	19,077,816
	Refunding Series 2016BBB, 5.500%, 6/15/31, (Pre-refunded 12/15/26)
	New Jersey Economic Development Authority, School Facilities Construction Bonds,
	Series 2015WW:
40	5.250%, 6/15/40, (Pre-refunded 6/15/25), (UB)	6/25 at 100.00	N/R (4)	42,037
755	5.250%, 6/15/40, (UB)	6/25 at 100.00	BBB	757,499
	New Jersey Economic Development Authority, School Facilities Construction Bonds,
	Series 2016AAA:
1,000	5.000%, 6/15/36	12/26 at 100.00	BBB	1,000,330
10,000	5.000%, 6/15/41	12/26 at 100.00	BBB	9,794,600
	New Jersey Economic Development Authority, School Facilities Construction Bonds,
	Series 2017DDD:
2,000	5.000%, 6/15/35	6/27 at 100.00	BBB	2,007,940
2,175	5.000%, 6/15/42	6/27 at 100.00	BBB	2,112,708
15,040	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	12/28 at 100.00	BBB	14,393,581
	2018EEE, 5.000%, 6/15/48
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental
	Airlines Inc., Series 1999:
275	5.125%, 9/15/23, (AMT)	12/22 at 101.00	B+	274,623
1,650	5.250%, 9/15/29, (AMT)	12/22 at 101.00	B+	1,623,930
2,155	New Jersey Economic Development Authority, Special Facility Revenue Bonds, Port Newark	10/27 at 100.00	Baa3	2,101,815
	Container Terminal LLC Project, Refunding Series 2017, 5.000%, 10/01/37, (AMT)
1,120	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,	7/23 at 100.00	BBB+ (4)	1,133,518
	Series 2013D, 5.000%, 7/01/33, (Pre-refunded 7/01/23)
5,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas	7/31 at 100.00	Aa3	3,246,500
	Health Obligated Group, Series 2021A, 3.000%, 7/01/51
405	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University	7/25 at 100.00	BB–	390,214
	Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured
9,640	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Valley Health	7/29 at 100.00	A	6,123,328
	System Obligated Group, Series 2019, 3.000%, 7/01/49, (UB) (8)
5,600	New Jersey State, General Obligation Bonds, Covid-19 Emergency Series 2020A, 4.000%, 6/01/32	No Opt. Call	BBB+	5,565,616
2,900	New Jersey Transportation Trust Fund Authority, Transportation Program Bonds, Series	12/31 at 100.00	BBB+	2,468,509
	2022BB, 4.000%, 6/15/41

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital
	Appreciation Series 2010A:
$ 3,130	0.000%, 12/15/28	No Opt. Call	BBB	$ 2,389,693
3,000	0.000%, 12/15/31	No Opt. Call	BBB	1,950,300
12,715	0.000%, 12/15/33	No Opt. Call	BBB	7,334,266
610	0.000%, 12/15/34	No Opt. Call	BBB	329,107
2,480	0.000%, 12/15/40	No Opt. Call	BBB	913,136
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding
	Series 2006C:
10,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	BBB+	5,824,800
20,000	0.000%, 12/15/36 – AMBAC Insured, (UB) (8)	No Opt. Call	BBB	9,709,000
19,175	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	BBB	9,733,038
	2008A, 0.000%, 12/15/35
15,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	BBB	5,900,850
	2009A, 0.000%, 12/15/39
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/24 at 100.00	BBB	5,065,000
	2009C, 5.250%, 6/15/32
6,305	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/25 at 100.00	BBB	6,058,979
	2015AA, 5.000%, 6/15/45
15,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	BBB	15,119,550
	2018A, 5.000%, 12/15/34, (UB) (8)
6,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	BBB	4,963,920
	2019BB, 4.000%, 6/15/44
1,595	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BBB+	1,535,092
	Bonds, Series 2018A, 5.000%, 6/01/46
10,755	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	9,888,792
	Bonds, Series 2018B, 5.000%, 6/01/46
212,010	Total New Jersey			162,620,904
	New Mexico – 0.2% (0.1% of Total Investments)
4,185	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian	8/29 at 100.00	Aa3	4,219,945
	Healthcare Services, Series 2019A, 5.000%, 8/01/44
	New York – 16.5% (9.5% of Total Investments)
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue
	Bonds, Barclays Center Project, Series 2009:
3,400	0.000%, 7/15/44	No Opt. Call	Ba1	857,310
12,020	0.000%, 7/15/46	No Opt. Call	Ba1	2,632,861
450	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	7/25 at 100.00	BBB	408,145
	Bonds, Catholic Health System, Inc. Project, Series 2015, 5.250%, 7/01/35
200	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College	11/24 at 100.00	BB	176,342
	of New York, Series 2014, 5.000%, 11/01/39
490	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of	9/25 at 100.00	N/R	485,497
	Medicine, Inc, Series 2015, 5.500%, 9/01/45, 144A
	Dormitory Authority of the State of New York, Revenue Bonds, New School University,
	Series 2015A:
2,950	5.000%, 7/01/50	7/25 at 100.00	BBB+	2,815,509
220	5.000%, 7/01/50, (Pre-refunded 7/01/25)	7/25 at 100.00	N/R (4)	229,183
15,270	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of	12/26 at 100.00	BB–	13,575,641
	Aeronautics & Technology, Series 2016A, 5.500%, 12/01/46, 144A
5,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/32 at 100.00	AA+	4,267,250
	General Purpose, Bidding Group 5 Series 2021E, 4.000%, 3/15/48
5,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	2/30 at 100.00	N/R	4,522,050
	General Purpose, Series 2019D, 4.000%, 2/15/40

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 81,270	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	12/22 at 17.80	N/R	$ 7,074,554
	Asset-Backed Bonds, Series 2005C, 0.000%, 6/01/50, 144A
350	Jefferson County Civic Facility Development Corporation, New York, Revenue Bonds,	11/27 at 100.00	BB	266,276
	Samaritan Medical Center Project, Series 2017A, 4.000%, 11/01/42
3,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/24 at 100.00	A	3,045,990
	2014A, 5.000%, 9/01/39
6,280	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	5/30 at 100.00	BBB+	5,914,630
	Climate Bond Certified Series 2020C-1, 5.250%, 11/15/55
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding
	Green Series 2016B:
4,210	5.000%, 11/15/34	11/26 at 100.00	BBB+	4,152,912
3,320	5.000%, 11/15/37	11/26 at 100.00	BBB+	3,217,578
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/25 at 100.00	BBB+	980,780
	Series 2015F, 5.000%, 11/15/35
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	5/28 at 100.00	BBB+	5,007,200
	Series 2017D, 5.000%, 11/15/32
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/23 at 100.00	BBB+	2,415,200
	2013A, 5.000%, 11/15/38
2,775	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/23 at 100.00	BBB+	2,679,928
	2013D, 5.000%, 11/15/38
1,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John	12/22 at 100.00	A–	1,001,310
	Fisher College, Series 2011, 6.000%, 6/01/34
6,895	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/29 at 100.00	AA+	6,202,811
	General Resolution Revenue Bonds, Fiscal 2019 Series FF-2, 4.000%, 6/15/41
10,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/29 at 100.00	Aa1	9,110,200
	General Resolution Revenue Bonds, Fiscal 2020 Series AA, 4.000%, 6/15/40
9,750	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/29 at 100.00	AA+	8,301,248
	General Resolution Revenue Bonds, Fiscal 2020 Series CC-1, 4.000%, 6/15/49
3,965	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/30 at 100.00	AA+	3,360,893
	General Resolution Revenue Bonds, Fiscal 2020 Series DD-1, 4.000%, 6/15/50
2,035	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/30 at 100.00	AA+	1,811,679
	General Resolution Revenue Bonds, Fiscal 2020 Series EE, 4.000%, 6/15/42
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/30 at 100.00	AA+	4,238,200
	General Resolution Revenue Bonds, Fiscal 2020 Series GG-1, 4.000%, 6/15/50
8,530	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/30 at 100.00	AA+	7,230,369
	General Resolution Revenue Bonds, Fiscal 2021 Series AA-1, 4.000%, 6/15/50
10,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/31 at 100.00	Aa1	8,439,600
	General Resolution Revenue Bonds, Fiscal 2022 Series AA-1, 4.000%, 6/15/51
5,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	Aa3	5,078,550
	Fiscal 2019 Subseries S-1, 5.000%, 7/15/43
4,440	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	Aa3	4,601,838
	Fiscal 2019 Subseries S-3A, 5.000%, 7/15/36
10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/23 at 100.00	Aa1	10,062,300
	Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38
10,000	New York City, New York, Educational Construction Fund Revenue Bonds, Series 2021B,	4/31 at 100.00	AA–	10,128,900
	5.000%, 4/01/46
5,750	New York City, New York, General Obligation Bonds, Fiscal 2018 Series E-1, 5.000%,	3/28 at 100.00	AA–	5,851,602
	3/01/40
1,500	New York City, New York, General Obligation Bonds, Fiscal 2021 Series C, 4.000%, 8/01/36	8/30 at 100.00	AA–	1,402,845
2,860	New York City, New York, General Obligation Bonds, Fiscal 2022 Series A-1, 5.000%, 8/01/47	8/31 at 100.00	AA–	2,921,347

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 45,260	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	$ 39,765,436
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
5,700	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	5,443,785
	Center Project, Class 2 Series 2014, 5.150%, 11/15/34, 144A
5,000	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations,	1/26 at 100.00	A–	4,978,450
	Series 2016A, 5.000%, 1/01/46
8,265	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds,	9/30 at 100.00	Aa1	8,433,110
	General Purpose, Series 2020C, 5.000%, 3/15/47
80,510	New York Transportation Development Corporation, New York, Special Facilities Bonds,	7/24 at 100.00	Baa3	75,676,180
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.250%, 1/01/50, (AMT)
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding
	Series 2016:
2,100	5.000%, 8/01/26, (AMT)	11/22 at 100.00	B–	2,092,041
16,200	5.000%, 8/01/31, (AMT)	11/22 at 100.00	B–	15,917,472
4,175	New York Transportation Development Corporation, New York, Special Facility Revenue	8/30 at 100.00	B–	4,145,399
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Series 2020,
	5.250%, 8/01/31, (AMT)
5,350	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta	1/28 at 100.00	BB+	5,281,253
	Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018, 5.000%,
	1/01/31, (AMT)
2,100	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta	10/30 at 100.00	BB+	1,981,203
	Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2020, 5.000%,
	10/01/40, (AMT)
10,325	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	11/26 at 100.00	N/R	10,542,548
	Ninety-Eighth Series 2016, 5.250%, 11/15/56
14,500	Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	6/31 at 27.72	N/R	1,210,315
	Asset-Backed Bonds, Series 2021B-2, 0.000%, 6/01/66
2,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	5/25 at 100.00	AA–	2,532,875
	Refunding Series 2015A, 5.000%, 11/15/50
2,150	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	1,838,615
455,565	Total New York			334,307,210
	North Carolina – 0.3% (0.2% of Total Investments)
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Senior Lien
	Series 2019:
5,000	5.000%, 1/01/49	1/30 at 100.00	BBB	4,624,200
1,000	4.000%, 1/01/55	1/30 at 100.00	BBB	751,310
875	4.000%, 1/01/55 – AGM Insured	1/30 at 100.00	BBB	710,552
6,875	Total North Carolina			6,086,062
	North Dakota – 2.4% (1.4% of Total Investments)
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System
	Obligated Group, Series 2021:
2,000	3.000%, 12/01/39 – AGM Insured	12/31 at 100.00	BBB–	1,525,880
1,075	4.000%, 12/01/46	12/31 at 100.00	BBB–	823,332
1,750	3.000%, 12/01/51 – AGM Insured	12/31 at 100.00	BBB–	1,152,375
1,425	4.000%, 12/01/51	12/31 at 100.00	BBB–	1,062,067
	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group,
	Series 2017C:
5,000	5.000%, 6/01/48	6/28 at 100.00	BBB–	4,003,400
49,705	5.000%, 6/01/53	6/28 at 100.00	BBB–	39,148,652
60,955	Total North Dakota			47,715,706

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio – 4.0% (2.3% of Total Investments)
$ 8,375	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 22.36	N/R	$ 837,081
	Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2,
	0.000%, 6/01/57
13,015	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	10,320,114
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
2,755	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	2,322,079
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
310	Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds,	12/29 at 100.00	BBB–	279,152
	Greater Columbus Convention Center Hotel Expansion Project, Series 2019, 5.000%, 12/01/51
10,000	Franklin County, Ohio, Hospital Facilities Revenue Bonds, OhioHealth Corporation, Series	5/25 at 100.00	Aa2	9,964,200
	2015, 5.000%, 5/15/40, (UB) (8)
2,845	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	2,459,759
	FirstEnergy Generation Corporation Project, Refunding Series 2009D, 3.375%, 8/01/29,
	(Mandatory Put 9/15/21)
6,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	7,500
	FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (5)
1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	1,250
	FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (5)
	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Series 2021A:
7,045	4.000%, 1/15/46	7/31 at 100.00	A2	5,652,767
2,000	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructure Commission	2/23 at 100.00	A+	2,012,000
	Infrastructure Projects, Junior Lien, Current Interest Series 2013A-1, 5.250%, 2/15/33
3,000	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	3,750
	Generating Corporation Project, Refunding Series 2008C, 3.950%, 11/01/32 (5)
27,880	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	25,774,781
	Nuclear Generating Corporation Project, Series 2009A, 4.750%, 6/01/33, (Mandatory Put 6/01/22)
22,820	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	21,096,862
	Nuclear Generating Corporation Project, Series 2010B, 4.750%, 6/01/33, (Mandatory Put 6/01/22)
107,045	Total Ohio			80,731,295
	Oklahoma – 2.5% (1.4% of Total Investments)
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine
	Project, Series 2018B:
12,690	5.250%, 8/15/43	8/28 at 100.00	BB+	10,653,636
9,715	5.250%, 8/15/48	8/28 at 100.00	BB+	7,785,212
18,235	5.500%, 8/15/52	8/28 at 100.00	BB+	14,939,936
15,570	5.500%, 8/15/57	8/28 at 100.00	BB+	12,497,883
1,550	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/32 at 100.00	N/R	1,371,936
	Project, Taxable Series 2022, 5.500%, 8/15/41
2,055	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2013A,	6/23 at 100.00	Baa1 (4)	2,078,304
	5.375%, 6/01/33, (Pre-refunded 6/01/23), (AMT)
1,500	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc.,	6/25 at 100.00	B–	1,494,915
	Refunding Series 2015, 5.000%, 6/01/35, (AMT), (Mandatory Put 6/01/25)
61,315	Total Oklahoma			50,821,822
	Oregon – 0.4% (0.2% of Total Investments)
7,330	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2020-27A, 5.000%,	7/30 at 100.00	AA–	7,128,425
	7/01/45, (AMT)
	Pennsylvania – 5.5% (3.1% of Total Investments)
380	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental	12/22 at 100.00	B–	366,077
	Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%,
	8/01/42, (AMT)

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 1,355	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/27 at 100.00	Ba3	$ 1,162,197
	Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A
11,700	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	11,670,048
	Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 4.375%, 1/01/35, (Mandatory
	Put 7/01/22)
34,785	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	43,481
	Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (5)
2,030	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	4/31 at 100.00	N/R	1,461,032
	Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 3.750%, 10/01/47
	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue
	Bonds, Tower Health Project, Series 2017:
16,975	5.000%, 11/01/47	11/27 at 100.00	B+	11,573,216
6,695	5.000%, 11/01/50	11/27 at 100.00	B+	4,463,556
	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master
	Settlement, Series 2018:
4,000	5.000%, 6/01/32, (UB) (8)	6/28 at 100.00	A	4,142,720
2,260	5.000%, 6/01/33, (UB) (8)	6/28 at 100.00	A	2,333,405
2,405	5.000%, 6/01/34 (8)	6/28 at 100.00	A	2,470,945
1,275	5.000%, 6/01/34, (UB) (8)	6/28 at 100.00	A	1,309,960
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2015:
1,030	5.000%, 1/01/38	1/25 at 100.00	BBB+	1,030,968
845	5.000%, 1/01/38, (Pre-refunded 1/01/25)	1/25 at 100.00	N/R (4)	874,922
205	5.000%, 1/01/38, (Pre-refunded 1/01/25)	1/25 at 100.00	N/R (4)	212,259
15,000	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds,	2/27 at 100.00	A1	12,723,750
	Geisinger Health System, Series 2017A-1, 4.000%, 2/15/47
	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds,
	Geisinger Health System, Series 2020A:
8,710	4.000%, 4/01/39	4/30 at 100.00	A1	7,833,861
5,085	4.000%, 4/01/50	4/30 at 100.00	A1	4,258,332
5,000	5.000%, 4/01/50	4/30 at 100.00	A1	4,871,650
	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
6,190	5.250%, 1/15/36, (Pre-refunded 1/15/25)	1/25 at 100.00	Ba1 (4)	6,429,491
3,535	5.250%, 1/15/45, (Pre-refunded 1/15/25)	1/25 at 100.00	Ba1 (4)	3,671,769
2,206	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue	12/22 at 100.00	N/R	397,030
	Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 0.900%, 12/31/23
893	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue	No Opt. Call	N/R	160,790
	Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 0.900%, 12/31/23
	(cash 5.000%, PIK 5.000%)
4,135	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	11/24 at 100.00	N/R	3,918,036
	National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44, (AMT)
11,750	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue	9/25 at 100.00	CCC	9,664,375
	Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 0.000%, 12/01/38 (5)
1,085	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds,	6/26 at 100.00	BBB	1,032,996
	Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 12/31/38, (AMT)
130	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University	7/26 at 100.00	Baa3	125,818
	Properties Inc. Student Housing Project at East Stroudsburg University of Pennsylvania,
	Series 2016A, 5.000%, 7/01/31
1,000	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of	No Opt. Call	A2	1,054,720
	Philadelphia, Series 2006B, 5.000%, 6/01/27 – AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation
	Series 2009E:
$ 3,530	6.000%, 12/01/30	12/27 at 100.00	A3	$ 3,915,688
2,000	6.375%, 12/01/38	12/27 at 100.00	A3	2,214,500
4,000	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds,	5/27 at 100.00	BBB	3,852,480
	University of the Sciences in Philadelphia, Series 2017, 5.000%, 11/01/47, (UB) (8)
1,255	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania,	5/24 at 100.00	BB+	1,175,885
	Guaranteed Lease Revenue Bonds, Series 2016A, 5.000%, 11/15/28
161,444	Total Pennsylvania			110,415,957
	Puerto Rico – 8.0% (4.6% of Total Investments)
75,000	Children’s Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Series 2008A,	12/22 at 7.59	N/R	4,116,750
	0.000%, 5/15/57
1,804	Cofina Class 2 Trust Tax-Exempt Class 2054, Puerto Rico. Unit Exchanged From Cusip	No Opt. Call	N/R	448,539
	74529JAP0, 0.000%, 8/01/54
1,595	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien	7/32 at 100.00	N/R	1,441,609
	Forward Delivery Series 2022A, 5.000%, 7/01/37, 144A
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien
	Series 2020A:
16,000	5.000%, 7/01/35, 144A	7/30 at 100.00	N/R	14,706,240
5,255	5.000%, 7/01/47, 144A	7/30 at 100.00	N/R	4,503,693
250	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series	No Opt. Call	N/R	243,872
	2021A, 5.000%, 7/01/28, 144A
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien
	Series 2021B:
8,180	5.000%, 7/01/33, 144A	7/31 at 100.00	N/R	7,639,548
2,745	5.000%, 7/01/37, 144A	7/31 at 100.00	N/R	2,481,013
5,785	4.000%, 7/01/42, 144A	7/31 at 100.00	N/R	4,431,541
	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
1,000	9.645%, 7/01/27 – AMBAC Insured (12MTA reference rate + 1.120% spread) (9)	No Opt. Call	N/R	939,420
215	5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	N/R	213,269
1,000	5.250%, 7/01/36 – AGC Insured	No Opt. Call	A3	969,960
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
46,230	0.000%, 7/01/51	7/28 at 30.01	N/R	7,194,775
103,479	5.000%, 7/01/58	7/28 at 100.00	N/R	88,989,872
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
2,000	4.329%, 7/01/40	7/28 at 100.00	N/R	1,682,400
493	4.536%, 7/01/53	7/28 at 100.00	N/R	397,560
	Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1:
2,640	4.000%, 7/01/37	7/31 at 103.00	N/R	2,106,403
8,008	4.000%, 7/01/41	7/31 at 103.00	N/R	6,110,879
16,902	4.000%, 7/01/46	7/31 at 103.00	N/R	12,312,262
298,581	Total Puerto Rico			160,929,605
	Rhode Island – 0.1% (0.1% of Total Investments)
21,570	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed	11/22 at 17.44	CCC–	2,898,577
	Bonds, Series 2007A, 0.000%, 6/01/52
	South Carolina – 3.1% (1.8% of Total Investments)
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
1,220	0.000%, 1/01/23 – FGIC Insured	No Opt. Call	A–	1,212,717
21,570	0.000%, 1/01/30 – AMBAC Insured	No Opt. Call	A–	15,956,623
5,560	0.000%, 1/01/31 – AGC Insured	No Opt. Call	A3	3,959,665
7,500	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding	12/26 at 100.00	A–	7,243,875
	Series 2016B, 5.000%, 12/01/46, (UB) (8)

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
$ 10,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &	6/25 at 100.00	A–	$ 9,626,000
	Improvement Series 2015A, 5.000%, 12/01/50
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding
	Series 2022A:
5,970	4.000%, 12/01/43	6/32 at 100.00	A–	5,010,382
10,295	5.000%, 12/01/55	6/32 at 100.00	N/R	9,824,107
9,155	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series	6/24 at 100.00	A–	9,170,380
	2014A, 5.500%, 12/01/54
71,270	Total South Carolina			62,003,749
	South Dakota – 0.2% (0.1% of Total Investments)
4,455	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/25 at 100.00	A+	4,206,456
	Series 2015, 5.000%, 11/01/45
	Tennessee – 0.8% (0.5% of Total Investments)
1,000	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle	12/26 at 100.00	N/R	896,700
	Project, Series 2016A, 5.125%, 12/01/42, 144A
8,890	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	1/23 at 100.00	BBB+ (4)	8,917,648
	Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45, (Pre-refunded 1/01/23)
4,000	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	8/29 at 100.00	BBB+	3,230,080
	CommonSpirit Health, Series 2019A-1, 4.000%, 8/01/44
1,665	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	8/29 at 100.00	BBB+	1,590,075
	CommonSpirit Health, Series 2019A-2, 5.000%, 8/01/44
2,395	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds,	10/24 at 100.00	Baa3	2,277,980
	Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/44
155	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C,	No Opt. Call	Baa2	155,616
	5.000%, 2/01/24
18,105	Total Tennessee			17,068,099
	Texas – 10.9% (6.3% of Total Investments)
	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift
	Education, Series 2016A:
165	5.000%, 12/01/36	12/26 at 100.00	BBB–	161,520
130	5.000%, 12/01/46	12/26 at 100.00	BBB–	120,865
760	5.000%, 12/01/51	12/26 at 100.00	BBB–	696,426
870	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public	9/23 at 103.00	N/R	887,844
	Improvement District Phase 1 Project, Series 2015, 7.250%, 9/01/45
730	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public	9/23 at 103.00	N/R	741,534
	Improvement District Phases 2-3 Major Improvements Project, Series 2015, 8.250%, 9/01/40
	Board of Managers, Joint Guadalupe County-Seguin City Hospital, Texas, Hospital Mortgage
	Revenue Bonds, Refunding & Improvement Series 2015:
3,135	5.250%, 12/01/35	12/25 at 100.00	BB	3,107,130
3,340	5.000%, 12/01/40	12/25 at 100.00	BB	3,017,823
980	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement	3/23 at 103.00	N/R	994,455
	District Neighborhood Improvement Area 1 Project, Series 2015, 7.250%, 9/01/45
1,735	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement	3/23 at 103.00	N/R	1,768,347
	District Neighborhood Improvement Areas 2-5 Major Improvement Project, Series 2015,
	8.250%, 9/01/40
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A:
2,000	5.000%, 1/01/40, (Pre-refunded 7/01/25)	7/25 at 100.00	Baa1 (4)	2,086,080
3,625	5.000%, 1/01/45, (Pre-refunded 7/01/25)	7/25 at 100.00	Baa1 (4)	3,781,020
	Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds,
	Improvement Area 1 Project, Series 2016:
515	6.250%, 9/01/35	9/23 at 103.00	N/R	524,924
490	6.500%, 9/01/46	9/23 at 103.00	N/R	499,393

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 1,000	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy	12/22 at 100.00	Baa2	$ 917,650
	Inc. Project, Series 2012A. RMKT, 4.750%, 5/01/38
150	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy	12/22 at 100.00	Baa2	133,210
	Inc. Project, Series 2012B, 4.750%, 11/01/42
2,335	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier	10/23 at 100.00	BBB	2,294,768
	Series 2013A, 5.125%, 10/01/43
	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate
	Lien Series 2013B:
17,000	5.250%, 10/01/51, (Pre-refunded 10/01/23)	10/23 at 100.00	AA (4)	17,307,020
1,140	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender	10/23 at 100.00	AA (4)	1,212,230
	Option Bond Trust 2015-XF0228, 11.840%, 11/01/44, (Pre-refunded 10/01/23), 144A, (IF) (8)
10,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds,	12/22 at 100.00	B3	9,998,800
	Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28, (AMT)
3,480	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	6/25 at 100.00	AA	3,424,772
	Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation
	Refunding Senior Lien Series 2014A:
295	0.000%, 11/15/41 – AGM Insured	11/31 at 62.66	A2	105,941
590	0.000%, 11/15/42 – AGM Insured	11/31 at 59.73	A2	197,980
1,000	0.000%, 11/15/43 – AGM Insured	11/31 at 56.93	A2	314,740
2,000	0.000%, 11/15/44 – AGM Insured	11/31 at 54.25	A2	591,940
2,600	0.000%, 11/15/45 – AGM Insured	11/31 at 51.48	A2	723,996
4,180	0.000%, 11/15/53 – AGM Insured	11/31 at 33.96	A2	725,188
6,170	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H,	11/31 at 69.08	BB+	2,622,929
	0.000%, 11/15/37 – NPFG Insured
4,565	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 52.47	BB	2,147,330
	0.000%, 11/15/35 – NPFG Insured
40,500	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior	11/30 at 54.04	A2	14,262,075
	Lien Series 2001A, 0.000%, 11/15/40 – NPFG Insured
2,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc.	7/25 at 100.00	B	1,886,540
	Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/35, (AMT)
235	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc.	7/24 at 100.00	B	231,973
	Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29, (AMT)
2,845	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc.	No Opt. Call	B–	2,829,609
	Terminal E Project, Refunding Series 2020A, 5.000%, 7/01/27, (AMT)
335	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc.	7/29 at 100.00	B–	258,158
	Terminal E Project, Series 2021A, 4.000%, 7/01/41, (AMT)
3,750	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc.	No Opt. Call	B–	3,729,563
	Terminal Improvements Project, Refunding Series 2020B-2, 5.000%, 7/15/27, (AMT)
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and
	Entertainment Project, Series 2001B:
28,305	0.000%, 9/01/28 – AMBAC Insured	No Opt. Call	A	22,107,620
5,000	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A	3,555,500
5,765	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A	3,885,149
6,000	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series	No Opt. Call	AA+ (4)	6,548,880
	2001B, 5.500%, 12/01/29 – NPFG Insured, (ETM)
7,500	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series	No Opt. Call	A2 (4)	8,871,675
	2002A, 5.750%, 12/01/32 – AGM Insured, (ETM)
720	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson	8/25 at 100.00	A–	724,097
	Memorial Hospital Project, Series 2015, 5.000%, 8/15/35
2,750	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	5/25 at 100.00	A	2,785,118
	Transmission Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/40

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 2,505	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds,	No Opt. Call	A	$ 2,632,580
	Houston Light and Power Company, Series 1997, 5.125%, 11/01/28 – AMBAC Insured, (AMT)
8,630	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	11/22 at 104.00	BB–	8,137,917
	Senior Lien Series 2018, 4.625%, 10/01/31, (AMT), 144A
15,329	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro	1/26 at 102.00	N/R	306,574
	Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45, (AMT), 144A 2045 2045 (5)
150	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/26 at 100.00	N/R (4)	157,374
	Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, L.L.C.-Texas A&M University-Corpus
	Christi Project, Series 2016A, 5.000%, 4/01/48, (Pre-refunded 4/01/26)
565	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/26 at 100.00	N/R (4)	591,849
	Revenue Bonds, CHF-Collegiate Housing Foundation – San Antonio 1, L.L.C. – Texas A&M
	University – San Antonio Project, Series 2016A, 5.000%, 4/01/48, (Pre-refunded 4/01/26)
825	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	7/25 at 100.00	CCC	701,250
	Revenue Bonds, NCCD – College Station Properties LLC – Texas A&M University Project, Series
	2015A, 5.000%, 7/01/47 (5)
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible
	Capital Appreciation Series 2011C:
6,330	0.000%, 9/01/43, (Pre-refunded 9/01/31) (7)	9/31 at 100.00	N/R (4)	7,500,354
9,130	6.750%, 9/01/45, (Pre-refunded 9/01/31)	9/31 at 100.00	N/R (4)	11,281,119
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital
	Appreciation Series 2008I:
2,555	6.200%, 1/01/42, (Pre-refunded 1/01/25) – AGC Insured	1/25 at 100.00	A1 (4)	2,704,570
7,000	6.500%, 1/01/43, (Pre-refunded 1/01/25)	1/25 at 100.00	A+ (4)	7,445,690
10,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D,	No Opt. Call	A1	7,983,000
	0.000%, 1/01/28 – AGC Insured
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B:
2,870	5.000%, 1/01/40, (Pre-refunded 1/01/23)	1/23 at 100.00	A+ (4)	2,878,725
4,880	5.000%, 1/01/45	1/25 at 100.00	A+	4,929,678
	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A:
7,855	5.000%, 1/01/33	1/25 at 100.00	A	8,025,846
2,205	5.000%, 1/01/34	1/25 at 100.00	A	2,246,278
1,000	5.000%, 1/01/35	1/25 at 100.00	A	1,014,710
2,345	5.000%, 1/01/38	1/25 at 100.00	A	2,362,071
1,570	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series	2/24 at 100.00	Ba1	1,582,843
	2014A, 5.000%, 2/01/34
1,000	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue	12/22 at 100.00	N/R	610,000
	Bonds, Eden Home Inc., Series 2012, 4.087%, 12/15/47 (5)
1,120	Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds,	9/27 at 100.00	AA+	1,103,648
	Series 2018A, 4.250%, 9/01/48 (8)
1,305	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds,	No Opt. Call	A–	1,352,019
	Senior Lien Series 2008D, 6.250%, 12/15/26
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue
	Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016:
1,275	5.000%, 12/31/50, (AMT)	12/25 at 100.00	Baa3	1,191,742
805	5.000%, 12/31/55, (AMT)	12/25 at 100.00	Baa3	738,813
2,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue	9/23 at 100.00	Baa3	2,042,100
	Bonds, NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility, Series 2013,
	7.000%, 12/31/38, (AMT)
3,600	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series	No Opt. Call	A3	3,237,192
	2002A, 0.000%, 8/15/25 – AMBAC Insured
5,000	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master	10/27 at 100.00	AAA	4,853,800
	Trust Series 2017A, 4.000%, 10/15/37
1,200	Travis County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds,	11/22 at 100.00	N/R (4)	1,201,176
	Daughters of Charity National Health System, Series 1993B, 6.000%, 11/15/22, (ETM)
283,734	Total Texas			221,594,730

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah – 0.1% (0.1% of Total Investments)
$ 2,005	Box Elder County, Utah, Solid Waste Disposal Revenue Bonds, Promontory Point Res, LLC,	12/27 at 100.00	N/R	$ 1,981,960
	Senior Series 2017A, 8.000%, 12/01/39, (AMT), 144A
	Virginia – 0.9% (0.5% of Total Investments)
540	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds,	3/25 at 100.00	N/R (4)	564,624
	Series 2015, 5.600%, 3/01/45, (Pre-refunded 3/01/25), 144A
2,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed	11/22 at 100.00	B–	1,744,500
	Bonds, Series 2007B1, 5.000%, 6/01/47
18,655	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform	6/27 at 100.00	Baa3	16,827,183
	66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/56, (AMT)
21,195	Total Virginia			19,136,307
	Washington – 2.0% (1.2% of Total Investments)
1,100	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle	12/22 at 100.00	AAA	1,117,655
	Excise Tax Bonds, Series 1999, 4.750%, 2/01/28 – FGIC Insured (8)
6,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station,	7/25 at 100.00	AA–	6,174,720
	Refunding Series 2015A, 5.000%, 7/01/38, (UB) (8)
3,155	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley	12/26 at 100.00	Baa2	3,238,071
	Hospital, Refunding & Improvement Series 2016, 5.000%, 12/01/27
135	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds,	11/22 at 100.00	N/R	121,265
	Series 2013, 5.750%, 4/01/43
6,065	Washington Health Care Facilities Authority, Revenue Bonds, Central Washington Health	7/25 at 100.00	Baa1	5,279,219
	Services Association, Refunding Series 2015, 4.000%, 7/01/36
10,500	Washington Health Care Facilities Authority, Revenue Bonds, MultiCare Health System,	2/28 at 100.00	AA–	9,128,070
	Series 2017B, 4.000%, 8/15/41
1,760	Washington Health Care Facilities Authority, Revenue Bonds, Overlake Hospital Medical	1/28 at 100.00	A	1,726,454
	Center, Series 2017A, 5.000%, 7/01/42
	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Cancer Center
	Alliance, Series 2020:
2,000	4.000%, 9/01/45	9/30 at 100.00	A2	1,663,120
3,300	5.000%, 9/01/55	9/30 at 100.00	A2	3,124,869
9,435	Washington State Convention Center Public Facilities District, Lodging Tax Revenue	7/31 at 100.00	BB+	7,461,104
	Bonds, Refunding Subordinate Series 2021B. Exchange Purchase, 4.000%, 7/01/43
1,410	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003F, 0.000%,	No Opt. Call	AA+	1,308,917
	12/01/24 – NPFG Insured
44,860	Total Washington			40,343,464
	West Virginia – 0.5% (0.3% of Total Investments)
5,160	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/23 at 100.00	A (4)	5,225,171
	Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44,
	(Pre-refunded 6/01/23)
5,000	West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health	6/27 at 100.00	A	4,731,300
	System Obligated Group, Improvement Series 2017A, 5.000%, 6/01/47
10,160	Total West Virginia			9,956,471
	Wisconsin – 4.0% (2.3% of Total Investments)
25	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community	6/24 at 100.00	N/R	22,430
	School, North Carolina, Series 2017A, 5.000%, 6/15/37, 144A
1,000	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Envision Science	5/26 at 100.00	N/R	876,030
	Academy Project, Series 2016A, 5.125%, 5/01/36, 144A
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina
	Charter Educational Foundation Project, Series 2016A:
5,545	5.000%, 6/15/36, 144A	6/26 at 100.00	N/R	4,542,797
4,430	5.000%, 6/15/46, 144A	6/26 at 100.00	N/R	3,243,690

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, First Tier Series 2018A-1:
$ 80	0.000%, 1/01/47, 144A (5)	No Opt. Call	N/R	$ 1,549
70	0.000%, 1/01/48, 144A (5)	No Opt. Call	N/R	1,289
69	0.000%, 1/01/49, 144A (5)	No Opt. Call	N/R	1,202
66	0.000%, 1/01/50, 144A (5)	No Opt. Call	N/R	1,084
65	0.000%, 1/01/51, 144A (5)	No Opt. Call	N/R	1,014
85	0.000%, 1/01/52, 144A (5)	No Opt. Call	N/R	1,229
84	0.000%, 1/01/53, 144A (5)	No Opt. Call	N/R	1,154
81	0.000%, 1/01/54, 144A (5)	No Opt. Call	N/R	1,054
79	0.000%, 1/01/55, 144A (5)	No Opt. Call	N/R	979
78	0.000%, 1/01/56, 144A (5)	No Opt. Call	N/R	914
4,225	0.000%, 7/01/56, 144A (5)	3/28 at 100.00	N/R	2,352,899
86	0.000%, 1/01/57, 144A (5)	No Opt. Call	N/R	956
84	0.000%, 1/01/58, 144A (5)	No Opt. Call	N/R	884
81	0.000%, 1/01/59, 144A (5)	No Opt. Call	N/R	820
80	0.000%, 1/01/60, 144A (5)	No Opt. Call	N/R	756
79	0.000%, 1/01/61, 144A (5)	No Opt. Call	N/R	704
76	0.000%, 1/01/62, 144A (5)	No Opt. Call	N/R	648
75	0.000%, 1/01/63, 144A (5)	No Opt. Call	N/R	603
73	0.000%, 1/01/64, 144A (5)	No Opt. Call	N/R	563
72	0.000%, 1/01/65, 144A (5)	No Opt. Call	N/R	521
78	0.000%, 1/01/66, 144A (5)	No Opt. Call	N/R	520
935	0.000%, 1/01/67, 144A (5)	No Opt. Call	N/R	5,675
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, Second Tier Series 2018B:
69	0.000%, 1/01/46, 144A (5)	No Opt. Call	N/R	1,445
68	0.000%, 1/01/47, 144A (5)	No Opt. Call	N/R	1,327
68	0.000%, 1/01/48, 144A (5)	No Opt. Call	N/R	1,254
67	0.000%, 1/01/49, 144A (5)	No Opt. Call	N/R	1,180
67	0.000%, 1/01/50, 144A (5)	No Opt. Call	N/R	1,084
73	0.000%, 1/01/51, 144A (5)	No Opt. Call	N/R	1,130
1,874	1.000%, 7/01/51, 144A (5)	3/28 at 100.00	N/R	861,735
72	0.000%, 1/01/52, 144A (5)	No Opt. Call	N/R	1,047
71	0.000%, 1/01/53, 144A (5)	No Opt. Call	N/R	983
71	0.000%, 1/01/54, 144A (5)	No Opt. Call	N/R	922
70	0.000%, 1/01/55, 144A (5)	No Opt. Call	N/R	862
69	0.000%, 1/01/56, 144A (5)	No Opt. Call	N/R	812
68	0.000%, 1/01/57, 144A (5)	No Opt. Call	N/R	761
67	0.000%, 1/01/58, 144A (5)	No Opt. Call	N/R	711
67	0.000%, 1/01/59, 144A (5)	No Opt. Call	N/R	673
67	0.000%, 1/01/60, 144A (5)	No Opt. Call	N/R	629
66	0.000%, 1/01/61, 144A (5)	No Opt. Call	N/R	585
65	0.000%, 1/01/62, 144A (5)	No Opt. Call	N/R	550
64	0.000%, 1/01/63, 144A (5)	No Opt. Call	N/R	516
64	0.000%, 1/01/64, 144A (5)	No Opt. Call	N/R	489
63	0.000%, 1/01/65, 144A (5)	No Opt. Call	N/R	456
62	0.000%, 1/01/66, 144A (5)	No Opt. Call	N/R	416
808	0.000%, 1/01/67, 144A (5)	No Opt. Call	N/R	4,906
1,200	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum	8/26 at 100.00	N/R	981,636
	Company Project, Refunding Series 2016, 4.000%, 8/01/35, (AMT)
1,690	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American	No Opt. Call	N/R	1,377,147
	Dream @ Meadowlands Project, Series 2017A, 3.125%, 8/01/27, 144A (5)
1,350	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American	12/27 at 100.00	N/R	1,107,810
	Dream @ Meadowlands Project, Series 2017, 7.000%, 12/01/50, 144A
160	Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc.,	12/27 at 100.00	BBB–	161,082
	Series 2017A, 5.200%, 12/01/37

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 2,905	Public Finance Authority of Wisconsin, Student Housing Revenue Bonds, Collegiate Housing	7/25 at 100.00	BBB–	$ 2,725,587
	Foundation – Cullowhee LLC – Western California University Project, Series 2015A,
	5.000%, 7/01/35
1,000	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project,	5/26 at 100.00	Baa3	965,180
	Refunding Series 2016C, 4.300%, 11/01/30
1,000	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Senior Series 2003A,	No Opt. Call	A2	665,930
	0.000%, 12/15/31
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc.,
	Series 2012:
2,105	5.000%, 6/01/32	12/22 at 100.00	A3	2,105,337
2,500	5.000%, 6/01/39	12/22 at 100.00	A3	2,457,150
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,
	Ascension Health Alliance Senior Credit Group, Series 2016A:
10,000	5.000%, 11/15/35	5/26 at 100.00	Aa2	10,160,400
5,000	5.000%, 11/15/36	5/26 at 100.00	Aa2	5,077,300
3,000	5.000%, 11/15/39, (UB) (8)	5/26 at 100.00	Aa2	3,032,400
13,080	4.000%, 11/15/46	5/26 at 100.00	AA+	10,627,892
1,120	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson	12/22 at 102.00	N/R	976,506
	Hollow Project. Series 2014, 5.250%, 10/01/39
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,
	Gundersen Health System, Refunding Series 2021A:
14,950	3.000%, 10/15/38	10/31 at 100.00	AA–	11,259,294
5,535	3.000%, 10/15/39	10/31 at 100.00	AA–	4,088,483
25	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Monroe	8/25 at 100.00	N/R (4)	26,054
	Clinic Inc., Refunding Series 2016, 5.000%, 2/15/28, (Pre-refunded 8/15/25)
4,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	8/24 at 100.00	A+	3,993,120
	ProHealth Care, Inc. Obligated Group, Refunding Series 2015, 5.000%, 8/15/39
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers
	Memorial Hospital, Inc., Series 2014A:
1,415	5.000%, 7/01/27	7/24 at 100.00	A	1,437,909
1,310	5.000%, 7/01/29	7/24 at 100.00	A	1,326,204
3,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers	7/24 at 100.00	A	2,868,990
	Memorial Hospital, Inc., Series 2014B, 5.000%, 7/01/44
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Three
	Pillars Senior Living Communities, Refunding Series 2013:
1,005	5.000%, 8/15/43, (Pre-refunded 8/15/23)	8/23 at 100.00	BBB+ (4)	1,018,879
85	5.000%, 8/15/43, (Pre-refunded 8/15/23)	8/23 at 100.00	A (4)	86,174
99,236	Total Wisconsin			80,472,901
$ 4,304,189	Total Municipal Bonds (cost $3,597,882,193)			3,391,920,747

Shares	Description (1)			Value
	COMMON STOCKS – 5.7% (3.3% of Total Investments)
	Independent Power And Renewable Electricity Producers – 5.7% (3.3% of Total Investments)
1,447,870	Energy Harbor Corp (10),(11)			$ 116,481,142
	Total Common Stocks (cost $41,247,164)			116,481,142

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2022

Shares	Description (1)						Value
	INVESTMENT COMPANIES – 0.1% (0.1% of Total Investments)
6,266	BlackRock MuniHoldings Fund Inc						$ 67,297
26,880	BNY Mellon Strategic Municipals Inc						161,280
30,000	Invesco Municipal Opportunity Trust						263,700
43,020	Invesco Trust for Investment Grade Municipals						389,761
43,420	PIMCO Municipal Income Fund II						384,701
	Total Investment Companies (cost $1,790,280)						1,266,739

Principal			Reference
Amount (000)	Description (1)	Coupon(12)	Rate (12)	Spread (12)	Maturity (13)	Ratings (3)	Value
	VARIABLE RATE SENIOR LOAN INTERESTS –
	0.0% (0.0% of Total Investments) (12)
	Hotels, Restaurants & Leisure – 0.0% (0.0% of
	Total Investments)
366	Lombard Starwood Westin Hotel Conference Center and	7.500%	N/A	N/A	12/31/23	N/R	$ 365,735
	Hotel Project Revenue Bonds(cash 7.500%,
	PIK 7.500%)(14)
$ 366	Total Variable Rate Senior Loan Interests (cost $365,735)						365,735
	Total Long-Term Investments (cost $3,641,285,372)						3,510,034,363
	Borrowings – (2.0)% (15)						(40,000,000)
	Floating Rate Obligations – (8.3)%						(168,959,000)
	MuniFund Preferred Shares, net of deferred offering costs – (31.6)%(16)						(640,083,278)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (35.7)%(17)						(722,987,135)
	Other Assets Less Liabilities – 4.3%						87,131,539
	Net Assets Applicable to Common Shares – 100%						$ 2,025,136,489

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	For fair value measurement disclosure purposes, investment classified as Level 3.
(7)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(8)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(9)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(10)	Common Stock received as part of the bankruptcy settlements during February 2020 for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32.
(11)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(12)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.
(13)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.
(14)	Senior loan received as part of the bondholder funding agreement during March 2022 for Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1, 0.000%, 7/01/56, 144A.
(15)	Borrowings as a percentage of Total Investments is 1.1%.
(16)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 18.2%.
(17)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 20.6%.
12MTA	Federal Reserve U.S. 12-Month Cumulative Treasury Average 1-Year CMT.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
LIBOR	London Inter-Bank Offered Rate
N/A	Not Applicable.
PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NMZ	Nuveen Municipal High Income
Opportunity Fund
Portfolio of Investments
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 170.4% (100.0% of Total Investments)
	MUNICIPAL BONDS – 164.6% (96.6% of Total Investments)
	Alabama – 2.3% (1.3% of Total Investments)
$ 182	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds,	12/22 at 100.00	N/R	$ 2
	Big Sky Environmental LLC Project, Refunding Taxable Series 2017C, 1.000%, 9/01/37, 144A (4)
1,000	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds,	9/27 at 100.00	N/R	700,000
	Big Sky Environmental LLC Project, Series 2017A, 6.750%, 9/01/37, 144A (4)
213	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds,	9/27 at 100.00	N/R	148,646
	Big Sky Environmental LLC Project, Taxable Series 2017B, 6.750%, 9/01/37, 144A (4)
2,000	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds,	9/25 at 100.00	N/R	2,001,340
	University of Mobile Project, Series 2015A, 6.000%, 9/01/45, 144A
785	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds,	No Opt. Call	B–	852,738
	United States Steel Corporation Project, Green Series 2020, 6.375%, 11/01/50, (AMT),
	(Mandatory Put 11/01/30)
10,765	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds,	10/29 at 100.00	B–	10,874,265
	United States Steel Corporation Project, Series 2019, 5.750%, 10/01/49, (AMT)
5,000	Jefferson County, Alabama, Sewer Revenue Warrants, Capital Appreciation Subordinate Lien	10/23 at 105.00	BB	5,060,800
	Series 2013F, 7.900%, 10/01/50
1,000	Jefferson County, Alabama, Sewer Revenue Warrants, Senior Lien Series 2013C, 6.500%,	10/23 at 105.00	BB+	1,011,410
	10/01/38 – AGM Insured
250	MidCity Improvement District, Alabama, Special Assessment Revenue Bonds, Series 2022,	11/32 at 100.00	N/R	181,472
	4.750%, 11/01/49
1,985	Mobile County, Alabama, Limited Obligation Warrants, Gomesa Projects, Series 2020,	11/29 at 100.00	N/R	1,415,444
	4.000%, 11/01/45, 144A
	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone
	Bonds, Hunt Refining Project, Refunding Series 2019A:
265	4.500%, 5/01/32, 144A	5/29 at 100.00	N/R	225,095
2,950	5.250%, 5/01/44, 144A	5/29 at 100.00	N/R	2,405,813
26,395	Total Alabama			24,877,025
	Arizona – 4.2% (2.5% of Total Investments)
460	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/30 at 100.00	BBB	399,027
	KIPP Nashville Project, Series 2022A, 5.000%, 7/01/62
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona
	Christian University Project, Series 2019A:
400	5.500%, 10/01/40, 144A	10/26 at 103.00	N/R	330,028
800	5.625%, 10/01/49, 144A	10/26 at 103.00	N/R	630,560
1,000	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Ball Charter	7/31 at 100.00	BBB–	754,990
	Schools Project, Series 2022, 4.000%, 7/01/51
10,000	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Heritage	7/28 at 103.00	N/R	6,856,100
	Academy – Gateway and Laveen Projects, Series 2021B, 5.000%, 7/01/51, 144A
10,000	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Heritage	7/28 at 103.00	N/R	6,947,500
	Academy – Gateway and Laveen Projects, Taxable Series 2021A, 5.000%, 7/01/51, 144A
1,000	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Heritage	No Opt. Call	N/R	902,770
	Academy – Gateway and Laveen Projects, Taxable Series 2021C, 6.000%, 7/01/29, 144A
5,000	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest	9/23 at 105.00	BB+	5,070,700
	Academy of Nevada Sloan Canyon Campus Project, Series 2020A-2, 6.150%, 9/15/53, 144A
2,765	Arizona Industrial Development Authority, Arizona, Hotel Revenue Bonds, Provident Group	12/31 at 100.00	BB	1,842,541
	Falcon Properties LLC, Project, Senior Series 2022A-1, 4.150%, 12/01/57, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 2,590	Arizona Industrial Development Authority, Arizona, Hotel Revenue Bonds, Provident Group	12/31 at 100.00	N/R	$ 1,860,967
	Falcon Properties LLC, Project, Subordinate Series 2022B, 5.750%, 12/15/57, 144A
1,000	Arizona Industrial Development Authority, Education Facility Revenue Bonds, Caurus	6/28 at 100.00	N/R	986,050
	Academy Project, Series 2018A, 6.500%, 6/01/50, 144A
1,000	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	1/30 at 100.00	N/R	773,600
	Gateway Academy Project, Series 2019A, 5.750%, 1/01/50, 144A
1,000	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds,	5/24 at 100.00	N/R	1,018,210
	Desert Heights Charter School, Series 2014, 7.250%, 5/01/44
3,000	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 103.00	N/R	2,513,820
	Edkey Charter Schools Project, Refunding Series 2020, 5.000%, 7/01/49, 144A
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Edkey Charter Schools Project, Series 2016:
245	5.250%, 7/01/36	7/26 at 100.00	BB–	229,298
400	5.375%, 7/01/46	7/26 at 100.00	BB–	357,876
475	5.500%, 7/01/51	7/26 at 100.00	BB–	428,103
1,000	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 103.00	N/R	947,490
	Edkey Charter Schools Project, Series 2019, 5.875%, 7/01/51, 144A
2,000	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/24 at 100.00	N/R	2,074,160
	San Tan Montessori School Project, Series 2014A, 9.000%, 2/01/44
330	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	6/28 at 100.00	N/R	280,935
	Synergy Public Charter School Project, Series 2020, 5.000%, 6/15/35, 144A
100	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/25 at 100.00	N/R	86,764
	The Paideia Academies Project, 2019, 5.125%, 7/01/39
7,500	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	Ba3	7,751,625
	Inc Prepay Contract Obligations, Series 2007, 5.500%, 12/01/37, 144A
2,000	Sierra Vista Industrial Development Authority, Arizona, Economic Development Revenue	10/29 at 103.00	N/R	1,159,700
	Bonds, Convertible Capital Appreciation Revenue Bonds, Series 2021A, 0.000%, 10/01/56 (5)
2,000	Sierra Vista Industrial Development Authority, Arizona, Education Facility Revenue	6/29 at 103.00	N/R	1,790,180
	Bonds, AmeriSchools Academy Project, Series 2022, 6.000%, 6/15/57, 144A
56,065	Total Arizona			45,992,994
	Arkansas – 0.6% (0.4% of Total Investments)
2,010	Arkansas Development Finance Authority, Arkansas, Environmental Improvement Revenue	9/25 at 105.00	BB–	1,818,588
	Bonds, United States Steel Corporation, Green Series 2022, 5.450%, 9/01/52, (AMT), 144A
4,000	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River	9/26 at 103.00	B–	3,137,760
	Steel Project, Series 2019, 4.500%, 9/01/49, (AMT), 144A
2,500	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River	9/27 at 103.00	B–	2,045,525
	Steel Project, Series 2020A, 4.750%, 9/01/49, (AMT), 144A
8,510	Total Arkansas			7,001,873
	California – 17.8% (10.5% of Total Investments)
16,390	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/37 at 100.00	BBB	7,260,114
	Subordinate Lien Series 2022C, 5.450%, 10/01/52 – AGM Insured
	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Senior
	Lien Series 2022A:
4,000	5.300%, 10/01/47	10/37 at 100.00	A–	1,793,080
18,905	5.350%, 10/01/48	10/37 at 100.00	A3	8,504,792
4,585	5.375%, 10/01/49	10/37 at 100.00	A–	2,042,709
3,055	5.400%, 10/01/50	10/37 at 100.00	A3	1,347,622
3,000	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	2,075,310
	Creekwood, Series 2021A, 4.000%, 2/01/56, 144A
2,000	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/32 at 100.00	N/R	1,235,640
	Exchange at Bayfront Apartments, Junior Series 2021A-2, 4.000%, 8/01/51, 144A

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 1,000	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	$ 675,650
	Glendale Properties, Junior Series 2021A-2, 4.000%, 8/01/47, 144A
2,000	California Community Housing Agency, California, Essential Housing Revenue Bonds, K	8/32 at 100.00	N/R	1,301,480
	Street Flats, Series 2021A-2, 4.000%, 8/01/50, 144A
3,000	California Community Housing Agency, California, Essential Housing Revenue Bonds, Mira	8/31 at 100.00	N/R	2,090,970
	Vista Hills Apartments, Series 2021A, 4.000%, 2/01/56, 144A
1,000	California Community Housing Agency, California, Essential Housing Revenue Bonds,	2/30 at 100.00	N/R	829,370
	Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A
5,000	California Community Housing Agency, California, Essential Housing Revenue Bonds,	2/31 at 100.00	N/R	3,472,250
	Stoneridge Apartments, Series 2021A, 4.000%, 2/01/56, 144A
3,335	California Community Housing Agency, California, Essential Housing Revenue Bonds, Summit	8/32 at 100.00	N/R	2,024,678
	at Sausalito Apartments, Series 2021A-1, 3.000%, 2/01/57, 144A
1,600	California Community Housing Agency, California, Essential Housing Revenue Bonds, Summit	8/32 at 100.00	N/R	1,096,800
	at Sausalito Apartments, Series 2021A-2, 4.000%, 2/01/50, 144A
500	California Enterprise Development Authority, Charter School Revenue Bonds, Norton	7/27 at 100.00	N/R	304,180
	Science & Language Academy Project, Series 2021, 4.000%, 7/01/61, 144A
2,250	California Enterprise Development Authority, Charter School Revenue Bonds, Norton	7/27 at 102.00	N/R	1,927,125
	Science and Language Academy Project, Series 2020, 6.250%, 7/01/58, 144A
10,450	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Health	8/31 at 100.00	AA–	9,081,468
	System, Series 2021A, 4.000%, 8/15/48 (8)
	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los
	Angeles, Series 2017A:
5,165	5.000%, 8/15/42, (UB) (8)	8/27 at 100.00	Baa2	4,942,647
22,115	5.000%, 8/15/47, (UB) (8)	8/27 at 100.00	Baa2	21,007,702
5,000	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente	11/27 at 100.00	AA–	4,369,000
	System, Series 2017A-2, 4.000%, 11/01/44, (UB)
1,020	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas	8/24 at 100.00	N/R	969,184
	Affordable Housing Inc Projects, Series 2014B, 5.875%, 8/15/49
500	California Municipal Finance Authority, Revenue Bonds, California Baptist University,	11/26 at 100.00	N/R	498,005
	Series 2016A, 5.000%, 11/01/36, 144A
7,430	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	BBB–	6,143,570
	Refunding Series 2017B, 4.000%, 7/01/42, (UB) (8)
20,925	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien	6/28 at 100.00	BBB–	16,137,360
	Series 2018A, 4.000%, 12/31/47, (AMT), (UB) (8)
2,165	California Municipal Finance Authority, Special Tax Revenue Bonds, Community Facilities	9/29 at 103.00	N/R	2,039,408
	District 2020-6, County of Placer-PV400, Series 2022, 5.250%, 9/01/52
1,130	California Municipal Financing Authority, Certificates of Participation, Palomar Health,	11/32 at 100.00	N/R	1,119,163
	Series 2022A, 5.250%, 11/01/52 – AGM Insured (WI/DD, Settling 11/15/22)
400	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds,	No Opt. Call	N/R	24,000
	Aemerge Redpak Services Southern California, LLC Project, Subordinate Series 2017, 8.000%,
	12/01/27, (AMT), 144A (4)
1,000	California Public Finance Authority, Charter School Lease Revenue Bonds, California	7/28 at 100.00	N/R	761,370
	Crosspoint Academy Project, Series 2020A, 5.125%, 7/01/55, 144A
1,000	California School Finance Authority, California, Charter School Revenue Bonds, Alta	6/28 at 102.00	N/R	872,110
	Public Schools – Obligated Group, Series 2020A, 6.000%, 6/01/59, 144A
1,000	California School Finance Authority, California, Charter School Revenue Bonds, Girls	6/31 at 100.00	N/R	625,860
	Athletic Leadership School Los Angeles Project, Series 2021A, 4.000%, 6/01/61, 144A
2,000	California School Finance Authority, Charter School Revenue Bonds, Russell Westbrook Why	6/27 at 100.00	N/R	1,301,840
	Not Academy Obligated Group, Series 2021A, 4.000%, 6/01/61, 144A
1,000	California School Finance Authority, Charter School Revenue Bonds, Scholarship Prep	6/28 at 100.00	N/R	692,120
	Public Schools Obligated Group, Series 2020A, 5.000%, 6/01/60, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2014A:
$ 800	5.250%, 12/01/44	12/24 at 100.00	BB–	$ 792,528
1,000	5.500%, 12/01/54	12/24 at 100.00	BB–	972,920
6,940	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB–	6,311,722
	Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A
500	California Statewide Communities Development Authority, Revenue Bonds, Lancer	6/26 at 100.00	N/R	431,670
	Educational Student Housing Project, Refunding Series 2016A, 5.000%, 6/01/46, 144A
785	California Statewide Communities Development Authority, Statewide Community	11/22 at 100.00	N/R	710,135
	Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41
995	California Statewide Communities Development Authority, Statewide Community	9/31 at 100.00	N/R	740,977
	Infrastructure Program Revenue Bonds, Series 2021A, 4.000%, 9/02/51
49	California Statewide Community Development Authority, Revenue Bonds, Daughters of	1/22 at 100.00	N/R	49,371
	Charity Health System, Series 2005A, 5.500%, 7/01/39 (4),(6)
1,300	CMFA Special Finance Agency I, California, Essential Housing Revenue Bonds, The Mix at	4/31 at 100.00	N/R	978,874
	Center City, Subordinate Series 2021B, 8.000%, 4/01/56, 144A
995	CMFA Special Finance Agency VII, California, Essential Housing Revenue Bonds, Junior	8/31 at 100.00	N/R	664,670
	Lien Series 2021A-2, 4.000%, 8/01/47, 144A
2,000	CMFA Special Finance Agency VII, California, Essential Housing Revenue Bonds, Senior	8/31 at 100.00	N/R	1,203,780
	Lien Series 2021A-1, 3.000%, 8/01/56, 144A
2,000	CMFA Special Finance Agency, California, Essential Housing Revenue Bonds, Latitude 33,	12/31 at 100.00	N/R	1,423,400
	Senior Series 2021A-2, 4.000%, 12/01/45, 144A
300	Corona, California, Special Tax Bonds, Community Facilities District 2018-2 Sierra	9/29 at 103.00	N/R	280,152
	Bella, Series 2022A, 5.000%, 9/01/42
1,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	10/31 at 100.00	N/R	678,510
	Acacia on Santa Rosa Creek, Mezzanine Lien Series 2021B, 4.000%, 10/01/46, 144A
2,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	10/31 at 100.00	N/R	1,496,880
	Acacia on Santa Rosa Creek, Senior Lien Series 2021A, 4.000%, 10/01/56, 144A
25,385	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	10/31 at 100.00	N/R	17,512,096
	Altana Glendale, Series 2021A-2, 4.000%, 10/01/56, 144A
3,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	2/32 at 100.00	N/R	1,914,480
	Dublin Mezzanine Lien Series 2021B, 4.000%, 2/01/57, 144A
2,500	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	2/32 at 100.00	N/R	1,493,525
	Dublin Social Senior Lien Series 2021A-2, 3.000%, 2/01/57, 144A
5,800	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	3,589,620
	Jefferson-Anaheim Series 2021A-2, 3.125%, 8/01/56, 144A
1,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Moda	10/31 at 100.00	N/R	696,620
	at Monrovia Station, Social Series 2021A-1, 3.400%, 10/01/46, 144A
1,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Moda	10/31 at 100.00	N/R	679,420
	at Monrovia Station, Social Series 2021A-2, 4.000%, 10/01/56, 144A
2,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	7/32 at 100.00	N/R	1,211,160
	Monterrey Station Apartments, Series 2021B, 4.000%, 7/01/58, 144A
2,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	3/32 at 100.00	N/R	1,270,300
	Orange City Portfolio, Mezzanine Lien Series 2021B, 4.000%, 3/01/57, 144A
2,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	6/31 at 100.00	N/R	1,276,460
	Westgate Phase 1-Pasadena Apartments, Mezzanine Lien Series 2021B, 4.000%, 6/01/57, 144A
535	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	6/31 at 100.00	N/R	322,402
	Westgate Phase 1-Pasadena Apartments, Senior Lien Series 2021A-2, 3.125%, 6/01/57, 144A
5,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Wood	6/32 at 100.00	N/R	3,338,200
	Creek Apartments, Mezzanine Lien Series 2021A-2, 4.000%, 12/01/58
2,145	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Wood	6/32 at 100.00	N/R	1,273,336
	Creek Apartments, Mezzanine Lien Series 2021B, 4.000%, 12/01/59

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 3,430	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Wood	6/32 at 100.00	N/R	$ 2,076,865
	Creek Apartments, Senior Lien Series 2021A-1, 3.000%, 12/01/49
1,750	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds,	12/22 at 100.00	N/R	1,637,247
	Franciscan Mobile Home Park Project, Refunding Third Tier Series 2007C, 6.500%, 12/15/47
2,000	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue	12/22 at 100.00	A+	1,992,260
	Bonds, Franciscan Mobile Home Park, Refunding Series 2007A, 5.000%, 12/15/37
2,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/25 at 100.00	A+ (7)	2,087,640
	Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/45,
	(Pre-refunded 6/01/25), (UB)
77,855	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	12/31 at 27.75	N/R	6,521,135
	Asset-Backed Bonds, Capital Appreciation Series 2021B-2, 0.000%, 6/01/66
860	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-
	Backed Bonds, Tender Option Bond Trust 2015-XF1038:11.141%, 6/01/45, 144A, (IF) (8)	6/25 at 100.00	A+	1,010,655
390	Lee Lake Public Financing Authority, California, Junior Lien Revenue Bonds, Series	9/23 at 100.00	N/R	392,558
	2013B, 5.250%, 9/01/32
1,000	Los Angeles County Community Facilities District 2021-01, California, Special Tax Bond,	9/29 at 103.00	N/R	905,140
	Valencia-Facilities Improvement Area 1, Series 2022, 5.000%, 9/01/52
8,000	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds,	12/30 at 100.00	AA	5,516,400
	LACMA Building for the Permanent Collection Project, Green Series 2020A, 3.000%,
	12/01/50, (UB) (8)
1,000	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A,	12/22 at 100.00	A	1,002,730
	Subordinate Lien Series 2011A, 7.000%, 9/01/31
535	Menifee Union School District, Riverside County, California, Special Tax Bonds,	9/28 at 103.00	N/R	417,107
	Community Facilities District 2011-1, Improvement Area 6, Series 2021, 4.000%, 9/01/50
	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease
	Program Facilities Projects, Tender Option Bond Trust 2016-XG0100:
750	12.653%, 12/01/30 – AMBAC Insured, 144A, (IF) (8)	No Opt. Call	AA–	1,059,840
2,015	12.977%, 12/01/33 – AMBAC Insured, 144A, (IF) (8)	No Opt. Call	AA–	2,994,955
4,095	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax	12/22 at 65.87	N/R	2,701,390
	Allocation Bonds, Mission Bay South Redevelopment Project, Subordinate Series 2016D, 0.000%,
	8/01/31, 144A
1,500	San Francisco City and County, California, Special Tax Bonds, Community Facilities	9/27 at 103.00	N/R	1,164,795
	District 2016-1 Treasure Island Improvement Area 1, Series 2021, 4.000%, 9/01/51
960	Santa Margarita Water District, California, Special Tax Bonds, Community Facilities	9/23 at 100.00	N/R	964,426
	District 2013-1 Village of Sendero, Series 2013, 5.625%, 9/01/43
1,055	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities	9/27 at 100.00	N/R	1,063,303
	District 16-01, Series 2017, 6.250%, 9/01/47, 144A
1,250	University of California, General Revenue Bonds, Tender Option Bond Trust 2016-XL0001,	5/23 at 100.00	AA	1,301,612
	11.520%, 5/15/39, 144A, (IF) (8)
337,394	Total California			194,689,843
	Colorado – 14.1% (8.3% of Total Investments)
500	Alpine Mountain Ranch Metropolitan District, Routt County, Colorado, Special Assessment	9/26 at 103.00	N/R	368,165
	Revenue Bonds, Special Improvement District 2, Series 2021, 4.000%, 12/01/40
885	Antelope Heights Metropolitan District, Colorado, Limited Tax General Obligation Bonds,	9/26 at 103.00	N/R	740,099
	Junior Lien Series Series 2021B, 5.500%, 12/15/37
1,089	Aspen Street Metropolitan District, Broomfield County and City, Colorado, Limited Tax	6/26 at 103.00	N/R	816,750
	General Obligation Bonds, Series 2021A-3, 5.125%, 12/01/50
12,000	Aurora Highlands Community Authority Board, Adams County, Colorado, Special Tax Revenue	12/28 at 103.00	N/R	10,077,840
	Bonds, Refunding & Improvement Series 2021A, 5.750%, 12/01/51
500	Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax	9/24 at 103.00	N/R	430,755
	General Obligation Bonds, Subordinate Series 2019B, 7.750%, 12/15/48

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,500	Belford North Metropolitan District, Douglas County, Colorado, General Obligation	12/25 at 103.00	N/R	$ 1,233,600
	Limited Tax Bonds, Series 2020A, 5.500%, 12/01/50
1,000	Bennett Ranch Metropolitan District 1, Adams County, Colorado, General Obligation	3/26 at 103.00	N/R	801,470
	Limited Tax Bonds, Convertible to Unlimited Tax Series 2021A, 5.000%, 12/01/51
500	Berthoud-Heritage Metropolitan District 10, Larimer County, Colorado, Limited Tax	12/26 at 103.00	N/R	373,465
	General Obligation Bonds, Senior Series 2022A, 4.750%, 12/01/52
2,000	Bradley Heights Metropolitan District 2, Colorado Springs, El Paso County, Colorado,	9/26 at 103.00	N/R	1,403,640
	General Obligation Limited Tax Bonds, Series 2021A-3, 4.750%, 12/01/51
1,000	Broadway Station Metropolitan District 3, Denver City and County, Colorado, General	6/24 at 103.00	N/R	759,540
	Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A, 5.000%, 12/01/49
740	Broomfield Village Metropolitan District 2, In the City and County of Broomfield, Colorado,	12/24 at 103.00	N/R	609,079
	General Obligation Limited Tax and Revenue Bonds,Series 2021A-2, 5.000%, 12/01/49, 144A
3,000	Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General	12/22 at 100.00	N/R	1,930,560
	Obligation and Special Revenue Bonds, Junior Subordinate Series 2016, 7.000%, 12/15/57
500	Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue	12/22 at 103.00	N/R	453,480
	Bonds, Refunding Subordinate Lien Series 2016B, 8.000%, 6/15/37
1,000	Cielo Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation	6/26 at 103.00	N/R	773,810
	Bonds, Series 2021(3), 5.250%, 12/01/50
600	Clear Creek Transit Metropolitan District 2, Adams County, Colorado, Revenue Supported	12/26 at 103.00	N/R	509,382
	Limited Tax General Obligation Bonds, Series 2021A, 5.000%, 12/01/41
540	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	12/22 at 100.00	BB+	540,713
	Community Leadership Academy Project, Series 2008, 6.250%, 7/01/28
2,055	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	12/22 at 100.00	N/R	2,055,904
	Mountain Phoenix Community School, Series 2012, 7.000%, 10/01/42
	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,
	New Summit Charter Academy Project, Series 2021A:
100	4.000%, 7/01/41, 144A	7/31 at 100.00	N/R	76,875
100	4.000%, 7/01/51, 144A	7/31 at 100.00	N/R	69,856
560	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	7/24 at 100.00	BB	524,255
	Skyview Academy Project, Series 2014, 5.375%, 7/01/44, 144A
720	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Global Village	12/30 at 100.00	N/R	547,207
	Academy – Northglenn Project, Series 2020, 5.000%, 12/01/55, 144A
2,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes of	2/24 at 100.00	N/R	2,528,625
	the Midwest Obligated Group, Series 2013, 8.000%, 8/01/43
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes	2/26 at 100.00	N/R	815,880
	Project, Series 2016, 6.125%, 2/01/46, 144A
3,144	Colorado International Center Metropolitan District 8, Adams County, Colorado, Limited	9/25 at 103.00	N/R	2,669,916
	Tax General Obligation Bonds, Series 2020, 6.500%, 12/01/50
2,000	Compark Business Campus Metropolitan District, Douglas County, Colorado, General	12/22 at 100.00	N/R (7)	2,005,360
	Obligation Bonds, Series 2012A, 6.750%, 12/01/39, (Pre-refunded 12/01/22)
500	Conestoga Metropolitan District 2, Ault, Weld County, Colorado, Limited Tax General	9/26 at 103.00	N/R	404,755
	Obligation Bonds, Refunding & Improvement Series 2021A-3, 5.250%, 12/01/51
500	Copperleaf Metropolitan District 3, Arapahoe County, Colorado, Limited Tax General	9/26 at 103.00	N/R	419,510
	Obligation Bonds, Subordinate Series 2021B, 5.500%, 12/15/36
750	Copperleaf Metropolitan District 4, Arapahoe County, Colorado, Limited Tax General	3/25 at 103.00	N/R	644,257
	Obligation Bonds, Convertible to Unlimited Tax Series 2020A, 5.000%, 12/01/49
1,000	Crowfoot Valley Ranch Metropolitan District No. 2, Douglas County, Colorado, Limited	12/23 at 103.00	N/R	946,730
	Tax General Obligation Bonds, Series 2018A, 5.625%, 12/01/38
1,000	Dacono Urban Renewal Authority, Weld County, Colorado, Tax Increment Revenue Bonds,	12/25 at 103.00	N/R	888,580
	Series 2020, 6.250%, 12/01/39
10,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	12/28 at 100.00	A	8,102,800
	2018A, 4.000%, 12/01/48, (AMT), (UB) (8)

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 3,000	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United	10/23 at 100.00	B	$ 2,891,910
	Airlines, Inc. Project, Refunding Series 2017, 5.000%, 10/01/32, (AMT)
490	Dinosaur Ridge Metropolitan District, Golden, Jefferson County, Colorado, Special	6/24 at 103.00	N/R	411,061
	Revenue Refunding and Improvement Bonds, Series 2019A, 5.000%, 6/01/49
1,030	E-86 Metropolitan District, Elizabeth, Elbert County, Colorado, General Obligation	6/26 at 103.00	N/R	776,702
	Limited Tax Cash Flow Bonds, Series 2021A-3, 5.125%, 12/01/51
2,000	Elbert and Highway 86 Commercial Metropolitan District, Elbert County, Colorado, Special	6/26 at 103.00	N/R	1,533,980
	Revenue and Tax Supported Bonds, Refunding & Improvement Senior Series 2021A, 5.000%,
	12/01/51, 144A
1,000	Erie Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, Series 2021,	9/26 at 103.00	N/R	776,330
	4.000%, 12/01/38
4,150	Falcon Area Water and Wastewater Authority (El Paso County, Colorado), Tap Fee Revenue	9/27 at 103.00	N/R	3,829,163
	Bonds, Series 2022A, 6.750%, 12/01/34, 144A
	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014:
1,000	5.750%, 12/01/30	12/24 at 100.00	N/R	944,360
2,080	6.000%, 12/01/38	12/24 at 100.00	N/R	1,831,731
1,000	Four Corners Business Improvement District, Erie, Boulder County, Colorado, Limited Tax	9/27 at 103.00	N/R	845,080
	Supported Revenue Bonds, Series 2022, 6.000%, 12/01/52
	Fourth North Business Improvement District, Silverthorne, Summit County, Colorado,
	Special Revenue and Tax Supported Bonds, Refunding & Improvement Senior Series 2022A:
8,380	5.500%, 12/01/42	12/30 at 102.00	N/R	7,711,025
1,000	5.750%, 12/01/52	12/30 at 102.00	N/R	900,180
2,260	Fourth North Business Improvement District, Silverthorne, Summit County, Colorado,	12/30 at 102.00	N/R	2,125,982
	Special Revenue and Tax Supported Bonds, Subordinate Series 2022B, 8.125%, 12/15/52
	Future Legends Sports Park Business Improvement District, Colorado, Limited Tax General Obligation
	Bonds, Series 2022A and Subordinate Limited Tax General Obligation Bonds, Series 2022B:
3,000	6.000%, 12/01/52	9/27 at 103.00	N/R	2,680,080
1,000	8.500%, 12/15/52	9/27 at 103.00	N/R	920,410
3,000	Future Legends Sports Park Metropolitan District 2, Colorado, Limited Tax General	6/25 at 103.00	N/R	2,367,510
	Obligation Bonds, Series 2020A, 5.500%, 6/01/50, 144A
500	Glen Metropolitan District 3, El Paso County, Colorado, General Obligation Limited Tax	12/26 at 103.00	N/R	346,195
	Bonds, Series 2021, 4.250%, 12/01/51, 144A
	Grand Junction Dos Rios General Improvement District, Grand Junction, Mesa County,
	Colorado, Special Revenue Bonds, Series 2021:
500	4.500%, 12/01/41	12/26 at 103.00	N/R	381,595
500	4.750%, 12/01/51	12/26 at 103.00	N/R	361,605
	Grandview Reserve Metropolitan District, El Paso County, Colorado, Limited Tax General
	Obligation Senior Bonds, Series 2022A and Limited Tax General Obligation Subordinate Bonds,
	Series 2022B(3):
750	6.250%, 12/01/52	9/27 at 103.00	N/R	652,920
1,000	9.000%, 12/15/52	9/27 at 103.00	N/R	906,070
1,000	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue	12/25 at 102.00	N/R	811,010
	Bonds, Refunding Series 2020, 4.750%, 12/01/50
2,000	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited	12/24 at 100.00	N/R	1,923,900
	Tax, Refunding & Improvement Series 2015, 6.125%, 12/01/44
540	Highlands Metropolitan District 1, Broomfield City and County, colorado, Limited Tax	3/26 at 103.00	N/R	456,559
	General Obligation Bonds, Convertible to Unlimited Tax Series 2021, 5.000%, 12/01/41
810	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Special	12/23 at 103.00	N/R	720,568
	Revenue Bonds, Subordinate Series 2020B, 5.750%, 12/15/50
1,000	Johnstown Village Metropolitan District 2, Weld County, own of Johnstown, Colorado,	9/25 at 103.00	N/R	808,560
	General Obligation Limited Tax Bonds, Series 2020A, 5.000%, 12/01/50
1,700	Jones District Community Authority Board, Centennial, Colorado, Special Revenue	12/25 at 103.00	N/R	1,273,011
	Convertible Capital Appreciation Bonds, Series 2020A, 5.750%, 12/01/50

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,000	Kinston Metropolitan District 5, Loveland, Larimer County, Colorado, Limited Tax General	12/25 at 103.00	N/R	$ 811,680
	Obligation Bonds, Series 2020A, 5.125%, 12/01/50
2,550	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds,	12/22 at 100.00	N/R	2,406,716
	Series 2007, 6.750%, 1/01/34
500	Lanterns Metropolitan District 1, Castle Rock, Douglas County, Colorado, Limited Tax	9/24 at 103.00	N/R	424,530
	General Obligation Bonds, Series 2019A, 5.000%, 12/01/49
500	Lanterns Metropolitan District 2, Castle Rock, Douglas County, Colorado, Limited Tax	9/26 at 103.00	N/R	347,435
	General Obligation Bonds, Series 2021A-3, 4.500%, 12/01/50
	Mayberry Community Authority, Colorado Springs, El Paso County, Colorado, Special
	Revenue Bonds, Series 2021A:
500	5.000%, 12/01/41	6/26 at 103.00	N/R	423,115
500	5.000%, 4/15/51	6/26 at 103.00	N/R	392,570
1,000	Meadowbrook Heights Metropolitan District, Jefferson County, Colorado, General	9/26 at 103.00	N/R	735,660
	Obligation Limited Tax Bonds, Series 2021A(3), 4.875%, 12/01/51
500	Mountain Brook Metropolitan District, Longmont, Boulder County, Colorado, Limited Tax	12/26 at 103.00	N/R	361,470
	General Obligation Bonds, Series 2021, 4.750%, 12/01/51
2,000	Murphy Creek Metropolitan District 3, Aurora, Colorado, General Obligation Bonds,	12/22 at 100.00	N/R	2,000,000
	Refunding & Improvement Series 2006, 6.125%, 12/01/35 (4)
500	Murphy Creek Metropolitan District 5 (In the City of Aurora, Arapahoe County, Colorado),	9/27 at 103.00	N/R	446,680
	General Obligation Limited Tax Bonds, Series 2022A and Subordinate General Obligation Limited
	Tax Bonds, Series 2022B(3), 6.000%, 12/01/52
500	North Pine Vistas Metropolitan District 3, Castle Pines, Douglas County, Colorado, Limited	12/26 at 103.00	N/R	384,910
	Tax General Obligation Bonds, Subordinate Series 2021B, 4.625%, 12/15/51 – AGM Insured
1,000	North Range Metropolitan District 3, Adams County, Colorado, Limited Tax General	12/25 at 103.00	N/R	808,170
	Obligation Bonds, Series 2020A-3, 5.250%, 12/01/50
1,535	North Vista Highlands Metropolitan District 3, Pueblo County, Colorado, Limited Tax	3/25 at 103.00	N/R	1,300,237
	General Obligation Bonds, Series 2020, 5.125%, 12/01/49
1,000	Northfield Metropolitan District 2, Fort Collins, Larimer County, Colorado, Limited Tax	12/25 at 103.00	N/R	802,810
	General Obligation Bonds, Series 2020A, 5.000%, 12/01/50
	Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds,
	Series 2019:
1,500	5.000%, 12/01/39	12/24 at 103.00	N/R	1,347,285
5,000	5.000%, 12/01/49	12/24 at 103.00	N/R	4,171,600
500	Palisade Park West Metropolitan District, Broomfield County, Colorado, Limited Tax	6/24 at 103.00	N/R	426,395
	General Obligation Bonds, Convertible to Unlimited Tax, Series 2019A, 5.125%, 12/01/49
500	Parkdale Community Authority, Erie, Colorado, Limited Tax Supported Revenue Bonds,	9/25 at 103.00	N/R	411,475
	District 1, Series 2020A, 5.250%, 12/01/50
550	Patriot Park Metropolitan District 2, Colorado Springs, Colorado, Limited Tax General	12/25 at 103.00	N/R	398,536
	Obligation Bonds, Series 2021, 4.300%, 12/01/50
500	Peak Metropolitan District 1, Colorado Springs, El Paso County, Colorado, Limited Tax	3/26 at 103.00	N/R	427,350
	General Obligation Bonds, Series 2021A, 5.000%, 12/01/41, 144A
4,690	Pioneer Community Authority Board (Weld County, Colorado), Special Revenue Bonds, Series	6/29 at 103.00	N/R	4,218,045
	2022, 6.500%, 12/01/34
500	Prairie Corner Metropolitan District, Adams County, Colorado, Limited Tax General	12/26 at 103.00	N/R	367,160
	Obligation Bonds, Series 2021, 4.875%, 12/01/51, 144A
1,000	Prairie Song Metropolitan District 4, Windsor, Colorado, Limited Tax General Obligation	12/28 at 103.00	N/R	814,720
	Bonds, Series 2021, 6.000%, 12/01/51, 144A
1,000	Pueblo Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, EVRAZ Project,	12/30 at 100.00	N/R	772,480
	Series 2021A, 4.750%, 12/01/45, 144A
500	Raindance Metropolitan District 1, Acting by and through its Water Activity Enterprise	12/25 at 103.00	N/R	413,775
	In the Town of Windsor, Weld County, Colorado, Non-Potable Water Enterprise Revenue
	Bonds, Series 2020, 5.250%, 12/01/50

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,000	Rampart Range Metropolitan District 5, Lone Tree, Douglas County, Colorado, Limited Tax	10/26 at 102.00	N/R	$ 645,820
	Supported and Special Revenue Bonds, Series 2021, 4.000%, 12/01/51
2,000	Reagan Ranch Metropolitan District 1, Colorado Springs, Colorado, General Obligation	12/26 at 103.00	N/R	1,550,020
	Bonds, Limited Tax Series 2021-3, 5.375%, 12/01/51
1,000	Remuda Ranch Metropolitan District, Douglas County, Colorado, Limited Tax General	12/25 at 103.00	N/R	820,720
	Obligation Bonds, Series 2020A, 5.000%, 12/01/50
750	Reunion Metropolitan District, Acting By and Through its Water Activity Enterprise,	6/26 at 103.00	N/R	510,817
	Adams County, Colorado, Special Revenue Bonds, Series 2021, 3.625%, 12/01/44
500	Ritoro Metropolitan District In the Town of Elizabeth, Elbert County, Colorado, Limited Tax,	6/24 at 103.00	N/R	426,935
	Convertible to Unlimited Tax, General Obligation Bonds, Series 2019A, 5.000%, 12/01/49
500	Riverdale Ranch Metropolitan District, Thornton City, Adams County, Colorado, Limited	9/24 at 103.00	N/R	418,400
	Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.000%, 12/01/49
570	Riverview Metropolitan District, Steamboat Springs, Routt County, Colorado, General	6/26 at 103.00	N/R	447,399
	Obligation Limited Tax Bonds, Convertible to Unlimited Tax Refunding Series 2021,
	5.000%, 12/01/51
1,000	Riverwalk Metropolitan District 2, Glendale, Arapahoe County, Colorado, Special Revenue	3/27 at 103.00	N/R	792,980
	Bonds, Series 2022A, 5.000%, 12/01/52
2,000	RRC Metropolitan District 2, Jefferson County, Colorado, Limited Tax General Obligation	12/26 at 103.00	N/R	1,545,520
	Bonds, Series 2021, 5.250%, 12/01/51
2,000	Sagebrush Farm Metropolitan District 1, Aurora, Adams County, Colorado, General	12/29 at 103.00	N/R	1,843,220
	Obligation Limited Tax Bonds, Series 2022A, 6.750%, 12/01/52
	Siena Lake Metropolitan District, Gypsum, Colorado, General Obligation Limited Tax
	Bonds, Series 2021:
1,000	3.750%, 12/01/41	9/26 at 103.00	N/R	707,630
2,000	4.000%, 12/01/51	9/26 at 103.00	N/R	1,374,520
1,025	Silver Leaf Metropolitan District, Jefferson County, Colorado, General Obligation	6/26 at 103.00	N/R	802,524
	Limited Tax Bonds, Series 2021A-3, 5.250%, 12/01/50
1,000	South Aurora Regional Improvement Authority, Aurora, Colorado, Special Revenue Bonds,	12/23 at 103.00	N/R	872,610
	Series 2018, 6.250%, 12/01/57
2,790	Sterling Ranch Metropolitan District 1, El Paso County, Colorado, General Obligation	12/25 at 103.00	N/R	2,306,856
	Limited Tax Bonds, Series 2020, 5.125%, 12/01/50
3,000	Stone Ridge Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax	12/22 at 100.00	N/R	480,000
	Convertible to Unlimited, Series 2007, 0.000%, 12/01/31 (4)
685	Three Springs Metropolitan District 1, Durango, La Plata County, Colorado, Limited Tax	12/25 at 103.00	N/R	572,859
	General Obligation Bonds, Refunding Subordinate Series 2020B, 7.125%, 12/15/50
	Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado,
	General Obligation Limited Bonds, Series 2021A-1:
1,000	5.000%, 12/01/41	3/26 at 103.00	N/R	829,530
3,000	5.000%, 12/01/51	3/26 at 103.00	N/R	2,212,350
1,000	Tree Farm Metropolitan District, Eagle County, Colorado, General Obligation Limited Tax	12/26 at 103.00	N/R	686,610
	Bonds, Series 2021, 4.750%, 12/01/50, 144A
1,000	Velocity Metropolitan District 3, In the City of Aurora, Colorado, Limited Tax General	12/23 at 103.00	N/R	932,980
	Obligation Bonds, Series 2019, 5.375%, 12/01/39
1,500	Velocity Metropolitan District 5, In the City of Aurora, Colorado, Limited Tax General	12/23 at 81.31	N/R	969,450
	Obligation Bonds, Convertible Capital Appreciation Series 2020A-2, 6.000%, 12/01/50
1,570	Velocity Metropolitan District 5, In the City of Aurora, Colorado, Limited Tax General	12/23 at 103.00	N/R	1,325,551
	Obligation Bonds, Series 2020A-1, 5.375%, 12/01/50
1,000	Verve Metropolitan District 1, Jefferson County and the City and County of Broomfield,	3/26 at 103.00	N/R	810,650
	Colorado, General Obligation Bonds, Refunding and Improvement Limited Tax Series 2021,
	5.000%, 12/01/51
500	Village East Community Metropolitan District, Frederick, Weld County, Colorado, Limited	9/25 at 103.00	N/R	417,530
	Tax General Obligation Bonds, Series 2020A, 5.250%, 12/01/50

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,100	Village Metropolitan District In the Town of Avon, Eagle County, Colorado, Special	12/25 at 103.00	N/R	$ 987,965
	Revenue and Limited Property Tax Bonds, Refunding & Improvement Series 2020, 5.000%, 12/01/40
3,000	Villages at Johnstown Metropolitan District 7, Johnstown, Colorado, Limited Tax General	6/27 at 103.00	N/R	2,822,370
	Obligation Bonds, Series 2022A(3), 6.250%, 12/01/52
1,000	Waterfront at Foster Lake Metropolitan District 2, Weld County, Colorado, Special	No Opt. Call	N/R	885,890
	Revenue Bonds, Series 2022, 4.625%, 12/01/28
750	Waterview II Metropolitan District, El Paso County, Colorado, Limited Tax General	3/27 at 103.00	N/R	636,338
	Obligation Bonds, Series 2022A, 5.000%, 12/01/41
1,500	West Globeville Metropolitan District 1, Denver, Colorado, General Obligation Limited	12/29 at 103.00	N/R	1,304,265
	Tax Bonds, Series 2022, 6.750%, 12/01/52
1,000	Westgate Metropolitan District, Colorado Springs, El Paso County, Colorado, General	3/27 at 103.00	N/R	784,250
	Obligation Limited Tax Bonds, Series 2022, 5.125%, 12/01/51
2,000	Westwood Metropolitan District, Thornton, Adams County, Colorado, Limited Tax General	9/26 at 103.00	N/R	1,380,920
	Obligation Bonds, Senior Series 2021A, 4.000%, 12/01/51, 144A
2,390	Windler Public Improvement Authority, Aurora, Colorado, Limited Tax Supported Revenue	9/26 at 97.28	N/R	1,144,882
	Bonds, Convertible Capital Appreciation Series 2021A-2, 4.625%, 12/01/51, 144A
14,000	Windler Public Improvement Authority, Aurora, Colorado, Limited Tax Supported Revenue	9/26 at 103.00	N/R	8,737,120
	Bonds, Series 2021A-1, 4.125%, 12/01/51, 144A
705	Windsor Highlands Metropolitan District 9, Windsor, Larimer County, Colorado, Limited	9/24 at 103.00	N/R	587,371
	Tax Supported Revenue Bonds, Series 2019, 5.000%, 12/01/49
1,000	Winsome Metropolitan District No. 3, El Paso County, Colorado, General Obligation	9/26 at 103.00	N/R	759,080
	Limited Tax Bonds, Series 2021A, 5.125%, 12/01/50, 144A
830	Woodmen Heights Metropolitan District 2, El Paso County, Colorado, General Obligation	12/25 at 103.00	N/R	750,046
	Limited Tax Bonds, Taxable Converting to Tax-Exempt Refunding Subordinate Series 2020B-1,
	6.250%, 12/15/40
190,463	Total Colorado			154,209,137
	Connecticut – 0.2% (0.1% of Total Investments)
2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford	7/32 at 100.00	BBB+	1,668,460
	Hospital, Forward Delivery Series 2022M, 4.000%, 7/01/41
500	Great Pond Improvement District, Connecticut, Special Obligation Revenue Bonds, Great	10/26 at 102.00	N/R	412,635
	Pond Phase 1 Project, Series 20019, 4.750%, 10/01/48, 144A
	Steel Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue
	Bonds, Steelpointe Harbor Project, Series 2021:
110	4.000%, 4/01/41	4/30 at 100.00	N/R	88,951
410	4.000%, 4/01/51	4/30 at 100.00	N/R	305,971
3,020	Total Connecticut			2,476,017
	Delaware – 0.2% (0.1% of Total Investments)
2,500	Delaware Economic Development Authority, Revenue Bonds, Odyssey Charter School Inc.	3/25 at 100.00	N/R	2,563,700
	Project, Series 2015A, 7.000%, 9/01/45, 144A
	District of Columbia – 3.3% (1.9% of Total Investments)
30	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	No Opt. Call	A–	30,519
	Bonds, Series 2001, 6.500%, 5/15/33
2,000	District of Columbia, Revenue Bonds, Saint Paul on Fouth Street, Inc., Series 2019A,	5/30 at 100.00	N/R	1,379,540
	5.250%, 5/15/55, 144A
1,800	District of Columbia, Tax Increment Revenue Bonds, Union Market Infrastructure Project,	6/28 at 100.00	N/R	1,019,124
	Series 2021A, 4.250%, 6/01/46, 144A
250	District of Columbia, Washington, D.C., Revenue Bonds, KIPP DC Issue, Series 2013A,	7/23 at 100.00	N/R (7)	254,365
	6.000%, 7/01/33, (Pre-refunded 7/01/23)
9,750	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/31 at 100.00	A1	7,994,805
	Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2022A,
	4.000%, 10/01/52 – AGM Insured (8)

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	District of Columbia (continued)
$ 30,640	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/31 at 100.00	A1	$ 25,124,187
	Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2022A,
	4.000%, 10/01/52 – AGM Insured, (UB) (8)
44,470	Total District of Columbia			35,802,540
	Florida – 20.1% (11.8% of Total Investments)
350	Abbott Square Community Development District, Zephyrhills, Florida, Special Assessment	6/32 at 100.00	N/R	327,201
	Revenue Bonds, 2022 Project Series 2022, 5.500%, 6/15/52
500	Academical Village Community Development District, Davie, Florida, Special Assessment	5/30 at 100.00	N/R	377,300
	Revenue Bonds, Series 2020, 4.000%, 5/01/51
1,645	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds,	11/29 at 103.00	N/R	1,071,783
	Terraces at Bonita Springs Project, Refunding Series 2022A, 5.000%, 11/15/61, 144A
250	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds,	No Opt. Call	N/R	212,277
	Terraces at Bonita Springs Project, Taxable Refunding Series 2022B, 6.500%, 11/15/33, 144A
17,970	Alachua County Health Facilities Authority, Florida, Health Facilties Revenue Bonds,	12/29 at 100.00	A3	14,516,346
	Shands Teaching Hospital & Clinics, Inc. at the University of Florida Project, Series 2019A,
	4.000%, 12/01/49, (UB) (8)
1,680	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds,	5/25 at 100.00	N/R	1,580,846
	2015 Assessment Project, Series 2015, 5.375%, 5/01/45
2,245	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds,	5/31 at 100.00	N/R	1,694,077
	Ave Maria National Project, Series 2021, 4.000%, 5/01/51
500	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds,	5/32 at 100.00	N/R	374,435
	Phase 3 Master Improvements Project, Series 2021, 4.000%, 5/01/52, 144A
1,020	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special	5/31 at 100.00	N/R	761,267
	Assessment Bonds, 2021 Project Series 2021, 4.000%, 5/01/52, 144A
1,100	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special	5/32 at 100.00	N/R	984,830
	Assessment Bonds, 2022 Project Series 2022, 5.000%, 5/01/53
995	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special	11/25 at 100.00	N/R	934,464
	Assessment Bonds, Series 2015, 5.250%, 11/01/46
1,000	Balm Grove Community Development District, Florida, Special Assessment Bonds, 2022	11/32 at 100.00	N/R	764,530
	Project, Series 2022, 4.125%, 11/01/51
905	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds,	No Opt. Call	N/R	937,779
	Phase 1 Project, Series 2013A, 6.125%, 11/01/33
1,635	Boggy Creek Improvement District, Orlando, Florida, Special Assessment Revenue Bonds,	5/23 at 100.00	N/R	1,628,509
	Refunding Series 2013, 5.125%, 5/01/43
1,000	Brightwater Community Development District, Florida, Capital Improvement Revenue Bonds,	5/31 at 100.00	N/R	749,850
	Assessment Area 1 Project, Series 2021, 4.000%, 5/01/52
500	Buckhead Trails Community Development District, Manatee County Florida, Special	5/37 at 100.00	N/R	458,985
	Assessment Bonds, 2022 Project Series 2022, 5.750%, 5/01/52, 144A
	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, AcadeMir Charter
	Schools, Series 2021A:
285	4.000%, 7/01/41, 144A	7/31 at 100.00	Ba2	209,079
545	4.000%, 7/01/51, 144A	7/31 at 100.00	Ba2	359,553
445	4.000%, 7/01/56, 144A	7/31 at 100.00	Ba2	285,979
1,000	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, Legends Academy,	12/28 at 100.00	N/R	708,460
	Series 2021A, 5.000%, 12/01/56, 144A
2,500	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, LLT Academy South	6/25 at 105.00	N/R	2,032,250
	Bay Project, Series 2020A, 6.000%, 6/15/55, 144A
	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc, Series 2021:
500	4.000%, 8/15/51, 144A	8/28 at 100.00	N/R	340,580
1,000	4.200%, 8/15/56, 144A	8/28 at 100.00	N/R	681,790
1,000	4.250%, 8/15/61, 144A	8/28 at 100.00	N/R	667,550

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 6,000	Capital Trust Agency, Florida, Revenue Bonds, Educational Growth Fund, LLC, Charter	7/31 at 100.00	N/R	$ 5,016,180
	School Portfolio Projects, Series 2021A-1, 5.000%, 7/01/56, 144A
2,273	Capital Trust Agency, Florida, Revenue Bonds, Provision CARES Proton Therapy Center,	6/28 at 100.00	N/R	477,292
	Orlando Project, Series 2018, 7.500%, 6/01/48, 144A 2018 1 (4)
830	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series	6/26 at 100.00	N/R	746,627
	2019A, 5.000%, 6/15/39, 144A
1,000	Capital Trust Agency, Florida, Revenue Bonds, St. Johns Classical Academy, Refunding	6/30 at 100.00	N/R	653,760
	Series 2021A, 4.000%, 6/15/56, 144A
1,000	Capital Trust Agency, Florida, Revenue Bonds, Tuscan Gardens of Palm Coast Project,	4/24 at 103.00	N/R	570,000
	Series 2017A, 7.000%, 10/01/49, 144A (4)
1,000	Capital Trust Agency, Florida, Senior Living Facilities Revenue Bonds, Elim Senior	8/24 at 103.00	N/R	670,540
	Housing, Inc. Project, Series 2017, 5.875%, 8/01/52, 144A
955	Celebration Pointe Community Development District 1, Alachua County, Florida, Special	5/24 at 100.00	N/R	890,442
	Assessment Revenue Bonds, Series 2014, 5.125%, 5/01/45
450	Celebration Pointe Community Development District 1, Alachua County, Florida, Special	5/31 at 100.00	N/R	335,691
	Assessment Revenue Bonds, Series 2021, 4.000%, 5/01/53
1,000	Charlotte County Industrial Development Authority, Florida, Utility System Revenue	10/27 at 100.00	N/R	846,430
	Bonds, Town & Country Utilities Project, Series 2019, 5.000%, 10/01/49, (AMT), 144A
1,000	Charlotte County Industrial Development Authority, Florida, Utility System Revenue	10/31 at 100.00	N/R	671,540
	Bonds, Town & Country Utilities Project, Series 2021A, 4.000%, 10/01/51, (AMT), 144A
215	Coddington Community Development District, Manatee County, Florida, Capital	5/32 at 100.00	N/R	212,960
	Improvement Revenue Bonds, Series 2022, 5.750%, 5/01/42, 144A
2,000	Collier County Industrial Development Authority, Florida, Continuing Care Community	5/24 at 100.00	N/R	1,280,000
	Revenue Bonds, Arlington of Naples Project, Series 2014A, 0.000%, 5/15/35, 144A (4)
995	Cross Creek North Community Development District, Clay County, Florida, Special	11/29 at 100.00	N/R	942,454
	Assessment Bonds, Series 2018, 5.375%, 11/01/50, 144A
1,000	Cross Creek North Community Development District, Clay County, Florida, Special	5/32 at 100.00	N/R	819,020
	Assessment Bonds, Series 2022, 4.500%, 5/01/52
1,000	Crystal Cay Community Development District, Florida, Special Assessment Bonds, 2021	5/31 at 100.00	N/R	754,600
	Project, Series 2021, 4.000%, 5/01/51
1,605	Cypress Mill Community Development District, Hillsborough County, Florida, Special	6/30 at 100.00	N/R	1,327,495
	Assessment Bonds, Assessment Area 2, Series 2020, 4.000%, 6/15/40
525	East Nassau Stewardship District, Florida, Special Assessment Revenue Bonds, Series	5/31 at 100.00	N/R	395,194
	2021, 4.000%, 5/01/51
750	Eden Hills Community Development District, Lake Alfred, Florida, Special Assessment	5/32 at 100.00	N/R	575,257
	Revenue Bonds, Series 2022, 4.125%, 5/01/52
600	Fishhawk Community Development District IV, Hillsborough County, Florida, Special	5/23 at 100.00	N/R	606,156
	Assessment Revenue Bonds, Series 2013A, 7.000%, 5/01/33
1,245	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Creative	6/29 at 102.00	N/R	1,021,037
	Inspiration Journey School of St. Cloud, Series 2021A, 5.000%, 6/15/41, 144A
1,850	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown	7/24 at 100.00	N/R	1,852,941
	Doral Charter Elementary School Project, Series 2014A, 6.500%, 7/01/44
1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown	7/27 at 100.00	N/R	885,870
	Doral Charter Elementary School Project, Series 2017A, 5.750%, 7/01/44, 144A
2,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Dreamers	1/28 at 101.00	N/R	1,415,940
	Academy Project, Series 2022A, 6.000%, 1/15/57, 144A
565	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida	7/26 at 100.00	N/R	493,974
	Charter Foundation Inc. Projects, Series 2016A, 5.000%, 7/15/46, 144A
5,855	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Imagine	12/29 at 100.00	Baa3	4,245,753
	School at Broward Project, Series 2021A, 4.000%, 12/15/56, 144A
1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Miami	6/24 at 100.00	N/R	815,930
	Arts Charter School Projects, Series 2014, 6.000%, 6/15/44, 144A

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 655	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Pepin	1/27 at 100.00	N/R	$ 549,303
	Academies of Pasco County Inc., Series 2020A, 5.000%, 1/01/50, 144A
5,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	6/23 at 100.00	N/R (7)	5,156,850
	Renaissance Charter School, Inc. Projects, Series 2013A, 8.500%, 6/15/44, (Pre-refunded 6/15/23)
120	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	9/27 at 100.00	N/R	101,280
	Renaissance Charter School, Inc. Projects, Series 2020C, 5.000%, 9/15/50, 144A
19,360	Florida Development Finance Corporation, Florida, Surface Transportation Facility	1/24 at 107.00	N/R	16,394,048
	Revenue Bonds, Brightline Passenger Rail Project, Green Series 2019B, 7.375%,
	1/01/49, (AMT), 144A
	Florida Development Finance Corporation, Florida, Surface Transportation Facility
	Revenue Bonds, Virgin Trains USA Passenger Rail Project, Series 2019A:
5,590	6.250%, 1/01/49, (AMT), (Mandatory Put 1/01/24), 144A	12/22 at 102.00	N/R	5,324,195
31,170	6.375%, 1/01/49, (AMT), (Mandatory Put 1/01/26), 144A	12/22 at 103.00	N/R	28,088,846
6,485	6.500%, 1/01/49, (AMT), (Mandatory Put 1/01/29), 144A	12/22 at 103.00	N/R	5,713,933
25,000	Florida Development Finance Corporation, Revenue Bonds, Brightline Passenger Rail	12/22 at 102.00	N/R	24,472,750
	Expansion Project, Series 2022A, 7.250%, 7/01/57, (AMT), (Mandatory Put 10/03/23), 144A
	FRERC Community Development District, Ocoee, Florida, Special Assessment Bonds, Series 2020:
2,750	5.375%, 11/01/40	11/29 at 100.00	N/R	2,538,277
2,000	5.500%, 11/01/50	11/29 at 100.00	N/R	1,798,760
1,000	Gracewater Sarasota Community Development District, Sarasota County, Florida, Capital	5/31 at 100.00	N/R	751,230
	Improvement Revenue Bonds, Series 2021, 4.000%, 5/01/52, 144A
1,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special	5/24 at 100.00	N/R	1,015,900
	Assessment Improvement Bonds, Assessment Area Two Project, Refunding Series 2014A-2,
	6.500%, 5/01/39
200	Gulfstream Polo Community Development District, Palm Beach County, Florida, Special	11/29 at 100.00	N/R	163,650
	Assessment Bonds, Phase 2 Project, Series 2019, 4.375%, 11/01/49
1,000	Hammock Reserve Community Development District, Haines City, Florida, Special Assessment	5/32 at 100.00	N/R	868,030
	Revenue Bonds, Area 3 Project, Series 2022, 5.000%, 5/01/52, 144A
1,865	Harmony Community Development District, Florida, Capital Improvement Revenue Bonds,	5/24 at 100.00	N/R	1,853,847
	Special Assessment, Refunding Series 2014, 5.250%, 5/01/32
200	Hawkstone Community Development District, Florida, Special Assessment Revenue Bonds,	11/29 at 100.00	N/R	170,086
	Assessment Area 2, Series 2019, 4.000%, 11/01/39
265	Lakes of Sarasota Community Development District, Florida, Improvement Revenue Bonds,	5/31 at 100.00	N/R	204,108
	Capital Phase 1 Project 2021A-1, 4.100%, 5/01/51
500	Lakes of Sarasota Community Development District, Florida, Improvement Revenue Bonds,	5/31 at 100.00	N/R	396,995
	Capital Phase 1 Project 2021B-1, 4.300%, 5/01/51
610	Lakewood Park Community Development District, Florida, Special Assessment Revenue Bonds,	5/31 at 100.00	N/R	456,018
	Assessment Area 1, Series 2021, 4.000%, 5/01/52
625	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood	5/25 at 100.00	N/R	564,788
	Centre North Project, Series 2015, 4.875%, 5/01/45
2,000	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee	12/22 at 100.00	BB–	1,913,040
	County Community Charter Schools, Series 2007A, 5.375%, 6/15/37
1,630	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue	12/22 at 105.00	N/R	1,103,559
	Bonds, Preserve Project, Series 2017A, 5.750%, 12/01/52, 144A
750	Leomas Landing Community Development District, Florida, Capital Improvement Revenue	5/31 at 100.00	N/R	562,043
	Bonds, Assessment Area 2, Series 2021, 4.000%, 5/01/52
1,000	Magic Place Community Development District, Osceola County, Florida, Special Assessment	5/30 at 100.00	N/R	828,290
	Revenue Bonds, Series 2019, 4.500%, 5/01/51
12,190	Miami Beach, Florida, Resort Tax Revenue Bonds, Series 2015, 5.000%, 9/01/45, (UB) (8)	9/25 at 100.00	AA–	12,404,666
750	Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue	7/27 at 100.00	N/R	665,603
	Bonds, South Florida Autism Charter School Project, Series 2017, 6.000%, 7/01/47, 144A
2,085	Miami World Center Community Development District, Miami-Dade County, Florida, Special	11/27 at 100.00	N/R	1,951,643
	Assessment Bonds, Series 2017, 5.250%, 11/01/49

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,750	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Youth Co-Op	9/25 at 100.00	N/R	$ 1,664,338
	Charter Schools Project, Series 2015A, 6.000%, 9/15/45, 144A
1,000	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Doral	1/28 at 100.00	BBB–	883,980
	Academy, Seres 2018, 5.000%, 1/15/48
505	Mirada Community Development District, Pasco County, Florida, Bond Anticipation Note,	12/22 at 100.00	N/R	504,243
	Assessment Area 3, Series 2019, 4.500%, 5/01/24
500	Mirada II Community Development District, Florida, Capital Improvement Revenue Bonds,	5/32 at 100.00	N/R	477,110
	Series 2022, 5.750%, 5/01/53, 144A
400	North Park Isle Community Development District, Plant City, Florida, Special Assessment	5/29 at 100.00	N/R	345,588
	Revenue Bonds, Assessment Area 1, Series 2019, 4.750%, 5/01/50
930	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement	8/26 at 100.00	N/R	905,997
	Bonds, Development Unit 53, Series 2015, 5.500%, 8/01/46
1,000	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement	8/31 at 100.00	N/R	754,920
	Bonds, Development Unit 53, Series 2021, 4.000%, 8/01/51
9,305	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist	8/29 at 100.00	A1	7,635,218
	Health Systems of South Florida Obligated Group, Series 2019, 4.000%, 8/15/49, (UB) (8)
250	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, Jupiter	11/32 at 100.00	BBB–	227,510
	Medical Center, Series 2022, 5.000%, 11/01/52
1,355	Palm Beach County, Florida, Revenue Bonds, Provident Group – LU Properties LLC Lynn	6/31 at 100.00	N/R	1,132,739
	University Housing Project, Series 2021A, 5.000%, 6/01/57, 144A
500	Palm Beach County, Florida, Revenue Bonds, Provident Group – PBAU Properties LLC – Palm	4/29 at 100.00	Ba1	403,325
	Beach Atlantic University Housing Project, Series 2019A, 5.000%, 4/01/51, 144A
250	Palm Coast Park Community Development District, Florida, Special Assessment Revenue	5/32 at 100.00	N/R	226,285
	Bonds, Sawmill Branch Phase 2 Flager, Series 2022, 5.125%, 5/01/51
500	Portico Community Development District, Lee County, Florida, Special Assessment,	5/30 at 100.00	N/R	379,640
	Improvement Series 2020-2, 4.000%, 5/01/50
1,370	Reunion East Community Development District, Osceola County, Florida, Special Assessment	5/31 at 100.00	N/R	1,000,223
	Bonds, Series 2021, 3.150%, 5/01/41
910	Rivers Edge II Community Development District, Florida, Capital Improvement Revenue	5/31 at 100.00	N/R	686,031
	Bonds, Series 2021, 4.000%, 5/01/51
2,500	Rolling Oaks Community Development District, Florida, Special Assessment Bonds, Series	11/27 at 100.00	N/R	2,544,150
	2016, 6.000%, 11/01/47
1,000	Saddle Creek Preserve of Polk County Community Development District, Florida, Special	6/30 at 100.00	N/R	760,050
	Assessment Bonds, Series 2020, 4.000%, 6/15/50
1,000	Saint Johns County Housing Authority, Florida, Multifamily Mortgage Revenue Bonds,	11/31 at 100.00	N/R	628,990
	Victoria Crossing, Series 2021A, 3.920%, 4/01/59, (Mandatory Put 4/01/39), 144A
	Sawyers Landing Community Development District, Florida, Special Assessment Revenue
	Bonds, Series 2021:
1,000	4.125%, 5/01/41, 144A	5/31 at 100.00	N/R	831,090
1,000	4.250%, 5/01/53, 144A	5/31 at 100.00	N/R	780,690
610	Seminole County Industrial Development Authority, Florida, Educational Facilities	6/31 at 100.00	Ba1	428,714
	Revenue Bonds, Galileo Schools for Gifted Learning, Series 2021A, 4.000%, 6/15/51, 144A
500	Shingle Creek at Branson Community Development District, Osceola County, Florida,	6/31 at 100.00	N/R	379,910
	Special Assessment Revenue Bonds, Series 2021, 4.000%, 6/15/51
990	Shingle Creek Community Development District, Osceola County, Florida, Special	11/25 at 100.00	N/R	959,706
	Assessment Revenue Bonds, Series 2015, 5.400%, 11/01/45
835	Southern Grove Community Development District 5, Port Saint Lucie, Florida, Special	5/31 at 100.00	N/R	642,583
	Assessment Bonds, Community Infrastructure Series 2021, 4.000%, 5/01/48
615	Summit View Community Development District, Dade City, Florida, Special Assessment	No Opt. Call	N/R	510,881
	Revenue Bonds, Series 2021B, 5.000%, 5/01/41
1,000	Three Rivers Community Development District, Florida, Special Assessment Revenue Bonds,	9/23 at 100.00	N/R	878,570
	South Assessment Area Series 2021B, 4.625%, 5/01/36, 144A

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 2,300	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	12/22 at 100.00	N/R	$ 2,003,116
	Series 2015-2, 0.000%, 5/01/40 (5)
2,505	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	12/22 at 100.00	N/R	25
	Series 2015-3, 6.610%, 5/01/40 (4)
1,230	Touchstone Community Development District, Hillsborough County, Florida, Special	12/29 at 100.00	N/R	1,021,822
	Assessment Bonds, 2019 Project, Series 2019, 4.000%, 12/15/40
400	Tradition Community Development District 9, Port Saint Lucie, Florida, Special	5/31 at 100.00	N/R	299,548
	Assessment Bonds, Series 2021, 4.000%, 5/01/52
	Turtle Run Community Development District, Florida, Special Assessment Benefit Tax
	Bonds, Series 2017-2:
1,000	5.000%, 5/01/37	5/28 at 100.00	A2	971,000
2,020	5.000%, 5/01/47	5/28 at 100.00	A2	1,843,593
1,680	Twin Creeks North Community Development District, Florida, Special Assessment Bonds,	11/31 at 100.00	N/R	1,660,327
	Master Infrastructure Improvements, Series 2016A-1, 6.375%, 11/01/47
3,470	Twin Creeks North Community Development District, Florida, Special Assessment Bonds,	11/31 at 100.00	N/R	3,429,366
	Master Infrastructure Improvements, Series 2016A-2, 6.375%, 11/01/47
500	Two Lakes Community Development District, Hialeah, Florida, Special Assessment Bonds,	12/29 at 100.00	N/R	386,050
	Expansion Area Project, Series 2019, 4.000%, 12/15/49
505	Union Park East Community Development District, Florida, Capital Improvement Revenue	5/31 at 100.00	N/R	379,967
	Bonds, Assessment Area 3 Series 2021, 4.000%, 5/01/51, 144A
1,000	V-Dana Community Development District, Lee County, Florida,Special Assessment Bonds,	5/31 at 100.00	N/R	748,250
	Area 1 – 2021 Project, Series 2021, 4.000%, 5/01/52
1,000	Venetian Parc Community Development District, Miami-Dade County, Florida, Special	11/28 at 100.00	N/R	1,073,520
	Assessment Bonds, Area One Project, Series 2013, 6.500%, 11/01/43
500	Verano 3 Community Development District, Florida, Special Assessment Bonds, Phase 2	11/32 at 100.00	N/R	503,235
	Assessment Area, Series 2022, 6.625%, 11/01/52 (WI/DD, Settling 11/15/22)
975	Waterset North Community Development District, Hillsborough County, Florida, Special	11/24 at 100.00	N/R	935,698
	Assessment Revenue Bonds, Series 2014, 5.500%, 11/01/45
500	Westside Haines City Community Development District, Florida, Special Assessment Bonds,	5/31 at 100.00	N/R	375,615
	Area 1 Project, Series 2021, 4.000%, 5/01/52
255,243	Total Florida			219,398,154
	Georgia – 0.3% (0.2% of Total Investments)
1,000	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds,	11/23 at 100.00	BB+	730,130
	Testletree Village Apartments, Series 2013A, 5.000%, 11/01/48
1,880	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten	10/23 at 100.00	N/R	1,884,174
	Academy Project, Series 2013A, 7.125%, 10/01/43
1,000	Fulton County Development Authority, Georgia, Revenue Bonds, Amana Academy Project,	4/23 at 100.00	N/R (7)	1,012,650
	Series 2013A, 6.500%, 4/01/43, (Pre-refunded 4/01/23)
3,880	Total Georgia			3,626,954
	Guam – 0.0% (0.0% of Total Investments)
	Guam A.B. Won Pat International Airport Authority, Revenue Bonds, Series 2013C:
160	6.375%, 10/01/43, (AMT)	10/23 at 100.00	Baa2	163,739
170	6.375%, 10/01/43, (Pre-refunded 10/01/23), (AMT)	10/23 at 100.00	Baa2 (7)	173,973
330	Total Guam			337,712
	Idaho – 0.6% (0.4% of Total Investments)
7,400	Idaho Falls Auditorium District, Idaho, Certifications of Participation, Annual	5/26 at 102.00	N/R	4,912,638
	Appropriation Series 2021, 5.250%, 5/15/51, 144A
1,000	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Doral Academy	7/26 at 103.00	N/R	740,270
	of Idaho, Series 2021A, 5.000%, 7/15/56, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Idaho (continued)
$ 565	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Gem Prep	7/25 at 100.00	N/R	$ 420,976
	Meridian North LLC, Series 2020A, 5.250%, 7/01/55, 144A
1,000	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Gem Prep	11/25 at 100.00	N/R	619,460
	Meridian South Charter School Project, Series 2021, 4.000%, 5/01/56, 144A
9,965	Total Idaho			6,693,344
	Illinois – 19.2% (11.3% of Total Investments)
405	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24 2020 2020	12/22 at 100.00	N/R	390,591
10,670	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	10,863,661
	Series 2016, 6.000%, 4/01/46, (UB) (8)
1,500	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/24 at 100.00	BB	1,390,560
	Project Series 2015C, 5.250%, 12/01/39
2,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	1,744,540
	Refunding Series 2017H, 5.000%, 12/01/46
4,575	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/23 at 100.00	BB	4,027,601
	Refunding Series 2018D, 5.000%, 12/01/46
15,385	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/25 at 100.00	BB	16,072,709
	Series 2016A, 7.000%, 12/01/44
2,025	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB	2,092,068
	Series 2016B, 6.500%, 12/01/46
9,910	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	10,524,717
	Series 2017A, 7.000%, 12/01/46, 144A
1,197	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 35th and State	11/22 at 100.00	N/R	1,165,909
	Redevelopment Project, Series 2012, 6.100%, 1/15/29
1,940	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue	12/22 at 100.00	N/R	1,779,308
	Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26 (4)
5,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport,	1/29 at 100.00	A	4,156,100
	Refunding Senior Lien Series 2018A, 4.000%, 1/01/43, (UB) (8)
30,500	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior	1/29 at 100.00	A	29,653,625
	Lien Series 2018B, 5.000%, 1/01/48, (UB) (8)
2,000	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A,	1/24 at 100.00	Ba1	1,981,060
	5.250%, 1/01/30
9,400	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%,	1/27 at 100.00	BBB–	9,576,814
	1/01/38, (UB) (WI/DD Settling 11/03/22)
1,000	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D,	1/25 at 100.00	Ba1	983,790
	5.500%, 1/01/37
130	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, 5.000%, 1/01/38	1/26 at 100.00	BBB–	123,106
	Chicago, Illinois, General Obligation Bonds, Series 2019A:
11,000	5.000%, 1/01/44, (UB)	1/29 at 100.00	BBB–	10,110,100
8,000	5.500%, 1/01/49, (UB)	1/29 at 100.00	BBB–	7,752,320
1,500	Chicago, Illinois, General Obligation Bonds, VAribale Rate Demand Series 2007F,	1/25 at 100.00	Ba1	1,463,505
	5.500%, 1/01/42
5,000	Illinois Finance Authority Revenue Bonds, Ness Healthcare NFP, Series 2016A, 6.375%,	11/26 at 100.00	N/R	3,115,500
	11/01/46, 144A (4)
	Illinois Finance Authority, Charter School Revenue Bonds, Art in Motion AIM Project,
	Series 2021A:
1,000	5.000%, 7/01/51, 144A	7/31 at 100.00	N/R	703,400
1,000	5.000%, 7/01/56, 144A	7/31 at 100.00	N/R	682,030
250	Illinois Finance Authority, Revenue Bonds, Acero Charter Schools, Inc., Series 2021,	10/31 at 100.00	BB+	188,537
	4.000%, 10/01/42, 144A

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network,
	Series 2016C:
$ 10,655	4.000%, 2/15/41, (UB)	2/27 at 100.00	Aa2	$ 9,227,230
495	4.000%, 2/15/41, (Pre-refunded 2/15/27), (UB)	2/27 at 100.00	N/R (7)	503,484
25	4.000%, 2/15/41, (Pre-refunded 2/15/27), (UB)	2/27 at 100.00	N/R (7)	25,429
	Illinois Finance Authority, Revenue Bonds, Dominican University, Refunding Series 2022:
550	5.000%, 3/01/36	9/32 at 100.00	BBB–	516,708
600	5.000%, 3/01/38	9/32 at 100.00	BBB–	556,290
700	5.000%, 3/01/40	9/32 at 100.00	BBB–	638,470
2,000	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2018B, 6.125%,	10/28 at 100.50	N/R	1,814,920
	4/01/58, 144A
5,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center,	2/27 at 100.00	A1	4,391,550
	Series 2016B, 4.000%, 8/15/41, (UB) (8)
7,955	Illinois State, General Obligation Bonds, June Series 2022A, 5.500%, 3/01/47, (UB) (8)	3/32 at 100.00	BBB+	7,701,872
1,715	Illinois State, General Obligation Bonds, May Series 2020, 5.750%, 5/01/45	5/30 at 100.00	BBB–	1,720,351
	Illinois State, General Obligation Bonds, November Series 2016:
1,000	5.000%, 11/01/35	11/26 at 100.00	BBB–	971,140
1,000	5.000%, 11/01/37	11/26 at 100.00	BBB–	963,540
5,000	Illinois State, General Obligation Bonds, October Series 2020C, 4.250%, 10/01/45	10/30 at 100.00	BBB+	3,997,100
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Refunding Series 2020A:
7,075	4.000%, 6/15/50 – BAM Insured	12/29 at 100.00	AA	5,365,963
12,215	5.000%, 6/15/50	12/29 at 100.00	BB+	11,196,513
4,695	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	No Opt. Call	BB+	851,157
	Bonds, Series 2012B, 0.000%, 12/15/50
5,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/27 at 100.00	BB+	4,529,050
	Bonds, Series 2017A, 5.000%, 6/15/57
35,635	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	No Opt. Call	BB+	5,007,074
	Bonds, Series 2017B, 0.000%, 12/15/54
750	Rantoul, Champaign County, Illinois, Tax Increment Revenue Bonds, Evans Road Series	12/23 at 100.00	N/R	727,515
	2013B, 7.000%, 12/01/33
17,750	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds, Series	1/29 at 100.00	AA–	17,870,700
	2018C, 5.250%, 1/01/48, (UB) (8)
9,875	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds, Series	1/29 at 100.00	AA–	10,017,003
	2018C, 5.000%, 1/01/36, (UB) (8)
895	Yorkville United City Business District, Illinois, Storm Water and Water Improvement	11/22 at 100.00	N/R	384,850
	Project Revenue Bonds, Series 2007, 4.800%, 1/01/26 (4)
255,972	Total Illinois			209,519,460
	Indiana – 1.3% (0.8% of Total Investments)
1,280	Carmel Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2004A,	12/22 at 100.00	N/R	1,284,518
	6.650%, 7/15/24
1,000	Indiana Bond Bank, Special Program Bonds, Hendricks Regional Health Project, Tender	No Opt. Call	AA	1,322,970
	Option Bond Trust 2016-XL0019, 12.254%, 4/01/30 – AMBAC Insured, 144A, (IF) (8)
1,000	Indiana Finance Authority, Educational Facilities Revenue Bonds, Discovery Charter	12/25 at 100.00	BB–	1,023,070
	School Project, Series 2015A, 7.250%, 12/01/45
7,725	Indiana Finance Authority, Educational Facilities Revenue Bonds, University of	9/32 at 100.00	BBB–	6,552,731
	Evansville Project, Series 2022A, 5.250%, 9/01/57, (UB) (8)
2,000	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel	12/22 at 100.00	B–	1,926,720
	Corporation Project, Series 2012, 5.750%, 8/01/42, (AMT)
830	Saint Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village	12/22 at 100.00	N/R	831,287
	Apartments, Series 2005A, 7.500%, 7/01/35

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$ 1,000	Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project,	11/23 at 100.00	N/R	$ 1,012,590
	Series 2013, 7.250%, 11/01/43, (AMT)
1,375	Terre Haute, Indiana, Economic Development Solid Waste Facility Revenue Bonds, Pyrolyx	No Opt. Call	N/R	443,891
	USA Indiana, LLC Project, Series 2017A, 7.250%, 12/01/28, (AMT) (4),(6)
16,210	Total Indiana			14,397,777
	Iowa – 1.5% (0.9% of Total Investments)
1,030	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc.	12/22 at 100.00	Ba2	896,079
	Project, Series 2012, 4.750%, 8/01/42
17,940	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/29 at 103.00	BBB–	15,560,977
	Company Project, Refunding Series 2022, 5.000%, 12/01/50, (UB) (8)
18,970	Total Iowa			16,457,056
	Kansas – 0.1% (0.1% of Total Investments)
1,000	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation	9/25 at 100.00	N/R	877,160
	Bonds, Vacation Village Project Area 1 and 2A, Series 2015, 5.750%, 9/01/32
	Kentucky – 5.4% (3.2% of Total Investments)
1,385	Bell County, Kentucky, Special Assessment Industrial Building Revenue Bonds, Boone’s	12/30 at 100.00	N/R	1,155,935
	Ridge Project, Series 2020, 6.000%, 12/01/40
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro
	Health, Refunding Series 2017A:
5,450	5.000%, 6/01/41	6/27 at 100.00	BBB–	5,066,702
3,300	5.000%, 6/01/45 (8)	6/27 at 100.00	BBB–	2,969,208
12,665	5.000%, 6/01/45, (UB) (8)	6/27 at 100.00	BBB–	11,395,460
1,000	Kentucky Economic Development Finance Authority, Kentucky, Healthcare Facilities Revenue	7/29 at 102.00	N/R	763,430
	Bonds, Christian Care Communities, Inc. Obligated Group, Series 2021, 5.125%, 7/01/55
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky
	Information Highway Project, Senior Series 2015A:
11,000	5.000%, 7/01/37, (UB) (8)	7/25 at 100.00	Baa2	10,745,900
9,295	5.000%, 7/01/40, (UB) (8)	7/25 at 100.00	Baa2	8,862,225
16,800	5.000%, 1/01/45	7/25 at 100.00	Baa2	15,610,056
1,000	Newport, Kentucky, Special Obligation Revenue Bonds, Newport Clifton Project, Series	12/30 at 100.00	N/R	736,890
	2020B, 5.500%, 12/01/60
1,000	Union Kentucky, Special Obligation Revenue Bonds, Union Promenade Project, Series 2022B,	12/32 at 100.00	N/R	872,090
	5.500%, 12/01/52, 144A
1,000	Union, Kentucky, Special Obligation Revenue Bonds, Union Promenade Project, Series	12/32 at 100.00	N/R	875,350
	2022D, 5.750%, 12/01/52, 144A
63,895	Total Kentucky			59,053,246
	Louisiana – 1.2% (0.7% of Total Investments)
1,875	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala	7/23 at 100.00	N/R	1,879,875
	Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36
500	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Lake Charles College Prep	6/27 at 100.00	N/R	366,430
	Project, Series 2019A, 5.000%, 6/01/58, 144A
1,405	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Mentorship STEAM Academy,	6/31 at 100.00	N/R	1,043,213
	Series 2021A, 5.000%, 6/01/51, 144A
500	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Young Audiences Charter	4/27 at 100.00	N/R	380,340
	School, Series 2019A, 5.000%, 4/01/57, 144A
1,765	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing	7/23 at 100.00	N/R	1,776,402
	(US) LLC Project, Series 2013, 6.500%, 7/01/36, (AMT), 144A
	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Encore Academy Project,
	Series 2021A:
250	5.000%, 6/01/41, 144A	6/31 at 100.00	N/R	200,218
250	5.000%, 6/01/51, 144A	6/31 at 100.00	N/R	185,865

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Jefferson Rise Charter
	School Project, Series 2022A:
$ 500	6.250%, 6/01/52, 144A	6/31 at 100.00	N/R	$ 447,140
1,000	6.375%, 6/01/62, 144A	6/31 at 100.00	N/R	881,780
200	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Lincoln Preparatory	6/31 at 100.00	N/R	178,648
	School Project, Series 2022A, 6.500%, 6/01/62, 144A
1,465	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy	12/22 at 100.00	N/R	1,467,534
	Foundation Project, Series 2011A, 7.750%, 12/15/31
2,000	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project,	No Opt. Call	BBB	1,889,400
	Refunding Series 2017, 0.000%, 10/01/33 (5)
2,110	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter	12/23 at 100.00	N/R	2,130,340
	Academy Foundation Project, Series 2013A, 8.125%, 12/15/33
2,000	Louisiana Public Facilities Authority, Solid Waste Disposal Facility Revenue Bonds,	No Opt. Call	N/R	20
	Louisiana Pellets Inc Project, Series 2015, 7.000%, 7/01/24, (AMT), 144A (4)
540	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series	6/30 at 100.00	BB–	568,447
	2010, 6.350%, 7/01/40, 144A
16,360	Total Louisiana			13,395,652
	Maryland – 0.8% (0.5% of Total Investments)
1,595	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017,	9/27 at 100.00	CCC	1,332,670
	5.000%, 9/01/42
4,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt	12/22 at 100.00	N/R	2,400,000
	Conference Center, Series 2006A, 5.000%, 12/01/31 (4)
2,500	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt	12/22 at 100.00	N/R	1,500,000
	Conference Center, Series 2006B, 5.250%, 12/01/31 (4)
1,000	Maryland Economic Development Corporation, Special Obligation Bonds, Port Covington	9/30 at 100.00	N/R	745,330
	Project, Series 2020, 4.000%, 9/01/50
5,000	Maryland Stadium Authority, Lease Revenue Bonds, Built To Learn, Series 2021,	6/31 at 100.00	A+	3,004,950
	2.750%, 6/01/51 (8)
14,095	Total Maryland			8,982,950
	Massachusetts – 0.6% (0.4% of Total Investments)
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Springfield College, Green	6/30 at 100.00	BBB	753,600
	Series 2021A, 4.000%, 6/01/56
5,735	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K,	7/26 at 100.00	A	5,192,584
	Series 2017B, 4.250%, 7/01/46, (AMT), (UB) (8)
1,200	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue M,	7/31 at 100.00	BBB	719,904
	Subordinate Series 2021C, 3.000%, 7/01/51, (AMT)
7,935	Total Massachusetts			6,666,088
	Michigan – 2.8% (1.6% of Total Investments)
5,000	Detroit, Wayne County, Michigan, General Obligation Bonds, Financial Recovery Series	12/22 at 100.00	N/R	3,460,550
	2014B-1, 4.000%, 4/01/44
1,945	Michigan Finance Authority, Higher Education Limited Obligation Revenue Bonds, Aquinas	5/31 at 100.00	N/R	1,691,761
	College Project, Refunding Series 2021, 5.000%, 5/01/36
3,450	Michigan Finance Authority, Hospital Revenue Bonds, Beaumont-Spectrum Consolidation,	4/32 at 100.00	Aa3	3,044,418
	Fixed Refunding Series 2022, 4.000%, 4/15/42, (UB) (8)
1,000	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds,	8/31 at 100.00	BB	864,730
	Hanley International Academy, Inc. Project, Refunding Series 2021, 5.000%, 9/01/40
	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hope
	Academy Project, Refunding Series 2021:
185	4.400%, 4/01/31, 144A	4/28 at 100.00	N/R	152,311
315	4.900%, 4/01/41, 144A	4/28 at 100.00	N/R	224,557

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 1,225	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds,	7/27 at 100.00	N/R	$ 951,225
	Voyageur Academy Project, Refunding Series 2017. Private Placement of 2017, 5.900%,
	7/15/46, 144A
28,335	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2006 Sold Tobacco	No Opt. Call	BBB–	5,708,369
	Receipts, Taxable Series 2020B, 0.000%, 6/01/45
	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2015A:
2,225	4.350%, 10/01/45, (UB) (8)	10/24 at 100.00	AA	1,928,830
4,500	4.600%, 4/01/52, (UB) (8)	10/24 at 100.00	AA	3,981,780
1,465	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American	12/22 at 100.00	N/R	1,394,695
	Montessori Academy, Series 2007, 6.500%, 12/01/37
1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds,	12/22 at 100.00	BBB–	1,000,020
	Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35
100,000	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue	6/33 at 11.41	N/R	3,957,000
	Bonds, Capital Appreciation Turbo Term Series 2008C, 0.000%, 6/01/58
1,000	Summit Academy North, Michigan, Revenue Bonds, Public School Academy, Refunding Series	11/28 at 103.00	BB	776,980
	2021, 4.000%, 11/01/41
500	Summit Academy, Michigan, Revenue Bonds, Public School Academy Series 2005,	12/22 at 100.00	B+	463,960
	6.375%, 11/01/35
535	Universal Academy, Michigan, Public School Academy Bonds, Refunding Series 2021,	12/28 at 103.00	BBB–	493,361
	4.000%, 12/01/31
152,680	Total Michigan			30,094,547
	Minnesota – 1.1% (0.6% of Total Investments)
2,000	Bethel, Minnesota, Charter School Lease Revenue Bonds, Level Up Academy, Series 2021A,	6/29 at 102.00	N/R	1,348,640
	5.000%, 6/15/56
665	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Athlos Leadership Academy	7/25 at 100.00	N/R	577,007
	Project, Series 2015A, 5.500%, 7/01/35
1,000	Columbus, Minnesota, Charter School Lease Revenue Bonds, New Millennium Academy Project,	7/25 at 100.00	B	790,380
	Series 2015A, 6.000%, 7/01/45
505	Greenwood, Minnesota, Charter School Lease Revenue Bonds, Main Street School of	7/26 at 100.00	N/R	401,526
	Performing Arts Project, Series 2016A, 5.000%, 7/01/47
1,190	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Cyber Village Academy	6/32 at 100.00	N/R	1,056,506
	Project, Series 2022A, 5.500%, 6/01/57
100	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Northeast College Prep	7/30 at 100.00	N/R	77,243
	Project, Series 2020A, 5.000%, 7/01/55
2,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	7/26 at 100.00	N/R	1,809,860
	Bonds, Community School of Excellence, Series 2016A, 5.750%, 7/01/47, 144A
1,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	9/30 at 100.00	BB+	825,500
	Bonds, Hmong College Prep Academy Project, Refunding Series 2020A, 5.000%, 9/01/55
1,225	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	6/29 at 102.00	N/R	789,610
	Bonds, Math & Science Academy Charter School Project, Series 2021A, 4.000%, 6/01/51, 144A
3,000	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint	12/22 at 100.00	BBB–	2,718,870
	Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37, (AMT), 144A
	Woodbury, Minnesota, Charter School Lease Revenue Bonds, Woodbury Leadership Academy,
	Series 2021A:
850	4.000%, 7/01/41	7/28 at 103.00	BB–	648,720
575	4.000%, 7/01/56	7/28 at 103.00	BB–	386,354
14,110	Total Minnesota			11,430,216
	Mississippi – 0.1% (0.0% of Total Investments)
500	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, King	10/26 at 100.00	N/R	358,960
	Edward Mixed-Use Project, Refunding Series 2019A, 4.250%, 10/15/49, (Mandatory
	Put 10/15/39), 144A

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Mississippi (continued)
$ 535	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care	12/22 at 100.00	N/R	$ 454,361
	Apartments, Series 2004-2, 6.125%, 9/01/34, (AMT) 2021 04-2
1,035	Total Mississippi			813,321
	Missouri – 4.4% (2.6% of Total Investments)
655	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward	4/26 at 100.00	N/R	532,214
	Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016,
	5.000%, 4/01/46, 144A
9,740	Kansas City, Missouri, Special Obligation Bonds, Main Streetcar Expansion Project Series	9/32 at 100.00	AA–	8,381,270
	2022C, 4.000%, 9/01/46, (UB) (8)
2,000	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty	6/25 at 100.00	N/R	1,745,700
	Commons Project, Subordinate Lien Series 2015B, 8.500%, 6/15/46, 144A
10,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/27 at 100.00	A+	8,255,000
	Mercy Health, Series 2017C, 4.000%, 11/15/49, (UB) (8)
15,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	6/30 at 100.00	A+	12,137,850
	Mercy Health, Series 2020, 4.000%, 6/01/53, (UB) (8)
	Missouri Southern State University, Auxiliary Enterprise System Revenue Bonds, Series 2021:
1,000	4.000%, 10/01/34	10/31 at 100.00	N/R	846,650
1,000	4.000%, 10/01/44	10/31 at 100.00	N/R	744,030
490	North Outer Forty Transportation Development District, Chesterfield, Missouri,	No Opt. Call	N/R	328,006
	Transportation Development Revenue Notes, Refunding Series 2021A, 4.000%, 12/01/46 2021 2021
	Saint Louis County, Missouri, Special Obligation Bonds, Community Center Projects, Series 2022A:
8,050	4.000%, 12/01/40, (UB) (8)	12/30 at 100.00	AA	7,192,514
8,970	4.000%, 12/01/41, (UB) (8)	12/30 at 100.00	AA	7,926,609
1,351	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square	3/23 at 100.00	N/R	418,810
	Redevelopment Project, Series 2008A, 6.300%, 8/22/26
732	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Grace Lofts Redevelopment	No Opt. Call	N/R	51,240
	Projects, Series 2007A, 3.300%, 12/31/26 (4)
58,988	Total Missouri			48,559,893
	Nevada – 1.2% (0.7% of Total Investments)
2,000	Director of Nevada State Department of Business & Industry, Environmental Improvement	2/31 at 100.00	N/R	1,674,800
	Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2020, 6.750%, 2/15/38, 144A
1,000	Director of Nevada State Department of Business & Industry, Environmental Improvement	12/27 at 100.00	N/R	862,860
	Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Series 2017, 6.250%, 12/15/37, (AMT), 144A
2,000	Director of Nevada State Department of Business & Industry, Environmental Improvement	8/29 at 100.00	N/R	1,521,280
	Revenue Bonds, Fulcrum Sierra Holdings LLC, Green Series 2019, 5.750%, 2/15/38, (AMT), 144A
940	Henderson, Nevada, Local Improvement District No. T-20 Rainbow Canyon, Local Improvement	9/28 at 100.00	N/R	892,173
	Bonds, Series 2018, 5.375%, 9/01/48
10,000	Las Vegas Convention and Visitors Authority, Nevada, Convention Center Expansion Revenue	7/28 at 100.00	A	8,079,800
	Bonds, Series 2018B, 4.000%, 7/01/49, (UB) (8)
550	North Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 64 Valley	12/28 at 100.00	N/R	468,748
	Vista, Series 2019, 4.625%, 6/01/49
16,490	Total Nevada			13,499,661
	New Jersey – 4.0% (2.4% of Total Investments)
2,500	New Jersey Economic Development Authority, Lease Revenue Bonds, State Government	12/27 at 100.00	BBB	2,395,050
	Buildings-Health Department & Taxation Division Office Project, Series 2018A, 5.000%,
	6/15/47, (UB) (8)
5,000	New Jersey Economic Development Authority, Lease Revenue Bonds, State Government	12/27 at 100.00	BBB	4,790,100
	Buildings-Juvenile Justice Commission Facilities Project, Series 2018C, 5.000%, 6/15/47, (UB) (8)
9,500	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/27 at 100.00	BBB	9,227,920
	2017DDD, 5.000%, 6/15/42, (UB) (8)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 4,100	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental	12/22 at 101.00	B+	$ 4,035,220
	Airlines Inc., Series 1999, 5.250%, 9/15/29, (AMT)
2,080	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental	3/24 at 101.00	B+	2,052,939
	Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30, (AMT)
40,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	BBB	19,418,000
	Series 2006C, 0.000%, 12/15/36 – AMBAC Insured, (UB) (8)
2,200	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	2,022,812
	Bonds, Series 2018B, 5.000%, 6/01/46
65,380	Total New Jersey			43,942,041
	New Mexico – 0.4% (0.2% of Total Investments)
265	Mariposa East Public Improvement District, New Mexico, Revenue Bonds, Capital	3/23 at 64.12	N/R	117,822
	Appreciation Taxable Series 2015D, 0.000%, 3/01/32
45	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds,	9/25 at 100.00	N/R	40,570
	Series 2015A, 5.900%, 9/01/32
185	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds,	9/25 at 100.00	N/R	169,214
	Series 2015B, 5.900%, 9/01/32
330	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds,	No Opt. Call	N/R	292,225
	Series 2015C, 5.900%, 9/01/32
1,210	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy	10/23 at 100.00	N/R	1,109,292
	Revenue Bonds, Series 2013, 7.250%, 10/01/43
1,020	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue	10/24 at 100.00	N/R	949,232
	Bonds, Series 2014, 6.750%, 10/01/33
500	Winrock Town Center Tax Increment Development District 1, Albuquerque, New Mexico, Gross	5/29 at 103.00	N/R	393,920
	Receipts Tax Increment Bonds, Senior Lien Series 2022, 4.250%, 5/01/40, 144A
1,500	Winrock Town Center Tax Increment Development District 1, Albuquerque, New Mexico, Gross	11/23 at 103.00	N/R	1,285,530
	Receipts Tax Increment Bonds, Subordinate Lien Series 2020, 8.000%, 5/01/40, 144A
5,055	Total New Mexico			4,357,805
	New York – 10.2% (6.0% of Total Investments)
610	Build New York City Resource Corporation, New York, Revenue Bonds, New World Preparatory	6/31 at 100.00	N/R	468,565
	Charter School Project, Series 2021A, 4.000%, 6/15/41
2,350	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of	9/25 at 100.00	N/R	2,328,403
	Medicine, Inc, Series 2015, 5.500%, 9/01/45, 144A
	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter
	School, Series 2020A-1:
5,000	5.250%, 6/01/40, 144A	12/30 at 100.00	N/R	3,830,200
2,000	5.500%, 6/01/55, 144A	12/30 at 100.00	N/R	1,432,100
	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter
	School, Series 2020C-1:
1,000	5.000%, 6/01/40, 144A	12/30 at 100.00	N/R	803,780
2,000	5.000%, 6/01/55, 144A	12/30 at 100.00	N/R	1,449,740
1,000	Build Resource Corporation, New York, Revenue Bonds, Shefa School, Series 2021A	6/31 at 100.00	N/R	871,310
	5.000%, 6/15/51, 144A
9,000	Dormitory Authority of the State of New York, General Revenue Bonds, Northwell Health	5/32 at 100.00	A–	7,946,730
	Obligated Group, Series 2022A, 4.250%, 5/01/52 – AGM Insured, (UB) (8)
3,220	Dormitory Authority of the State of New York, General Revenue Bonds, Yeshiva University,	7/32 at 100.00	BBB–	2,972,382
	Series 2022A, 5.000%, 7/15/50
10,000	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group,	3/30 at 100.00	A2	6,458,600
	Series 2020A, 3.000%, 9/01/50 – AGM Insured, (UB) (8)
200	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical	6/27 at 100.00	BBB–	190,558
	Center Obligated Group, Series 2017, 5.000%, 12/01/36, 144A
4,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/32 at 100.00	AA+	3,397,960
	General Purpose Series 2022A, 4.000%, 3/15/49, (UB) (8)

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 2,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/32 at 100.00	AA+	$ 1,698,980
	General Purpose, Bidding Group 5 Series 2021E, 4.000%, 3/15/49
1,000	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The	2/30 at 100.00	N/R	914,010
	Academy Charter School Project, Series 2020A, 5.730%, 2/01/50
	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The
	Academy Charter School Project, Series 2021A:
2,360	4.050%, 2/01/31	2/30 at 100.00	A2	2,001,894
1,000	4.600%, 2/01/51	2/30 at 100.00	A2	703,330
1,000	Madison County Capital Resource Corporation, New York, Revenue Bonds, Cazenovia College	9/22 at 100.00	N/R	900,000
	Project, Series 2019A, 5.500%, 9/01/23 (4)
10,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	5/30 at 100.00	BBB+	9,418,200
	Climate Bond Certified Series 2020C-1, 5.250%, 11/15/55, (UB) (8)
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	11/30 at 100.00	BBB+	939,830
	Climate Bond Certified Series 2020D-1, 5.000%, 11/15/43, (UB) (8)
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	11/30 at 100.00	BBB+	765,910
	Climate Bond Certified Series 2020D-3, 4.000%, 11/15/49, (UB) (8)
11,850	New York City Housing Development Corporation, New York, Multifamily Housing Revenue	9/26 at 100.00	Aa2	9,171,545
	Bonds, Sustainable Neighborhood Series 2018K, 4.125%, 11/01/53, (UB) (8)
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,
	Bronx Parking Development Company, LLC Project, Series 2007:
1,500	0.000%, 10/01/37 (4)	12/22 at 100.00	N/R	1,200,000
5,000	0.000%, 10/01/46 (4)	12/22 at 100.00	N/R	4,000,000
170	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,	12/22 at 100.00	N/R	165,320
	Special Needs Facilities Pooled Program, Series 2008A-1, 5.800%, 7/01/23, 144A
2,000	New York Counties Tobacco Trust IV, Tobacco Settlement Pass-Through Bonds, Turbo Term	11/22 at 100.00	B–	1,706,500
	Series 2005A, 5.000%, 6/01/42
1,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	878,600
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
3,250	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	3,103,913
	Center Project, Class 2 Series 2014, 5.150%, 11/15/34, 144A
6,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	6,001,920
	Center Project, Class 3 Series 2014, 7.250%, 11/15/44, 144A
2,000	New York State Urban Development Corporation, State Sales Tax Revenue Bonds, Series	9/31 at 100.00	AA+	1,351,260
	2021A, 3.000%, 3/15/50
10,000	New York Transportation Development Corporation, New York, Special Facility Revenue	11/22 at 100.00	B–	9,825,600
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series
	2016, 5.000%, 8/01/31, (AMT)
3,070	New York Transportation Development Corporation, New York, Special Facility Revenue	8/30 at 100.00	B–	2,989,750
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Series 2020,
	5.375%, 8/01/36, (AMT)
1,000	New York Transportation Development Corporation, New York, Special Facility Revenue	No Opt. Call	B	862,170
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Series 2021,
	3.000%, 8/01/31, (AMT)
1,000	Niagara Area Development Corporation, New York, Revenue Bonds; Catholic Health System,	7/32 at 100.00	N/R	702,860
	Inc, Series 2022, 4.500%, 7/01/52
5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	8/32 at 100.00	A+	4,664,000
	Thirty Series 2022, 4.625%, 8/01/52, (AMT), (UB) (8)
385	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue	12/22 at 100.00	N/R	385,085
	Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23, (AMT)
855	Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	6/31 at 27.72	N/R	71,367
	Asset-Backed Bonds, Series 2021B-2, 0.000%, 6/01/66

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	Westchester County Local Development Corporation, New York, Revenue Bond, Purchase
	Senior Learning Community, Inc. Project, Accd Inv Series 2021A:
$ 5,000	4.500%, 7/01/56, 144A	7/27 at 104.00	N/R	$ 3,293,350
2,775	5.000%, 7/01/56, 144A	7/27 at 104.00	N/R	2,043,343
9,975	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester	11/25 at 100.00	BBB–	9,028,273
	Medical Center Obligated Group Project, Refunding Series 2016, 5.000%, 11/01/46, (UB) (8)
250	Western Regional Off-Track Betting Corporation, New York, Tax Exempt Revenue Bonds,	6/31 at 100.00	N/R	179,732
	Additional Secured General Obligation Series 2021, 4.125%, 12/01/41, 144A
131,820	Total New York			111,117,070
	North Dakota – 0.1% (0.1% of Total Investments)
2,000	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC	9/23 at 100.00	N/R	1,000,000
	Project, Series 2013, 7.750%, 9/01/38 (4)
	Ohio – 5.6% (3.3% of Total Investments)
137,120	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 22.36	N/R	13,705,144
	Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2,
	0.000%, 6/01/57
10,195	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	8,592,958
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
1,500	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center	12/22 at 100.00	N/R (7)	1,503,105
	Project, Liberty Community Authority, Series 2014C, 6.000%, 12/01/43, (Pre-refunded 12/01/22)
250	Cleveland-Cuyahoga County Port Authority, Ohio, Tax Increment Financing Revenue Bonds,	12/29 at 100.00	BB	182,565
	Flats East Bank Project, Refunding Senior Series 2021A, 4.000%, 12/01/55, 144A
340	Evans Farm New Community Authority, Ohio, Community Development Charge Revenue Bonds,	6/29 at 100.00	N/R	247,217
	Evans Farm Mixed-Use Project, Series 2020, 4.000%, 12/01/46
1,000	Jefferson County Port Authority, Ohio, Economic Development Revenue Bonds, JSW Steel	12/31 at 100.00	Ba2	648,980
	USA Ohio, Inc. Project, Series 2021, 3.500%, 12/01/51, (AMT)
11,160	Montgomery County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network	8/26 at 100.00	A2	9,152,986
	Obligated Group, Series 2016, 4.000%, 8/01/47, (UB) (8)
2,800	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds,	No Opt. Call	N/R	3,500
	FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/23
3,310	Ohio Air Quality Development Authority, Ohio, Exempt Facilities Revenue Bonds, AMG	7/29 at 100.00	B–	2,794,832
	Vanadium Project, Series 2019, 5.000%, 7/01/49, (AMT), 144A
365	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	456
	FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23
1,300	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	1,123,967
	FirstEnergy Generation Corporation Project, Refunding Series 2009D, 3.375%, 8/01/29,
	(Mandatory Put 9/15/21)
4,750	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	5,937
	FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (4)
1,000	Ohio Higher Educational Facility Commission, Senior Hospital Parking Revenue Bonds,	1/30 at 100.00	A3	940,510
	University Circle Incorporated 2020 Project, Series 2020, 5.000%, 1/15/50
3,085	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	N/R	3,856
	Generating Corporation Project, Refunding Series 2006A, 3.000%, 5/15/49 (4)
3,000	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	3,750
	Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (4)
255	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	319
	Generating Corporation Project, Refunding Series 2008B, 3.625%, 10/01/33
1,015	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	1,269
	Generating Corporation Project, Refunding Series 2008C, 3.950%, 11/01/32 (4)

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 2,725	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	$ 3,406
	Generating Corporation Project, Refunding Series 2010A, 3.750%, 7/01/33 (4)
11,300	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	10,446,737
	Nuclear Generating Corporation Project, Series 2010B, 4.750%, 6/01/33, (Mandatory Put 6/01/22)
1,000	Port of Greater Cincinnati Development Authority, Ohio, Public Improvement TOT Revenue	12/28 at 100.00	N/R	722,310
	Bonds, Series 2021, 4.250%, 12/01/50, 144A
1,000	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Tax Increment	11/30 at 100.00	N/R	728,490
	Financing Revenue Bonds, Cooperative Township Public Parking Project, Gallery at Kenwood,
	Senior Lien Series 2019A, 5.000%, 11/01/51
8,500	Southern Ohio Port Authority, Ohio, Facility Revenue Bonds, Purecycle Project, Series	12/27 at 103.00	N/R	6,826,520
	2020A, 7.000%, 12/01/42, (AMT), 144A
2,000	Southern Ohio Port Authority, Ohio, Facility Revenue Bonds, Purecycle Project, Series	12/24 at 105.00	N/R	1,959,640
	2020B, 10.000%, 12/01/25, (AMT), 144A
2,000	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education	3/25 at 100.00	N/R	1,907,680
	Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015,
	6.000%, 3/01/45
210,970	Total Ohio			61,506,134
	Oklahoma – 1.8% (1.1% of Total Investments)
1,200	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/32 at 100.00	N/R	1,041,996
	Project, Taxable Series 2022, 5.500%, 8/15/44
1,000	Tulsa Authority for Economic Opportunity, Tulsa County, Oklahoma, Tax Apportionment	12/31 at 100.00	N/R	770,400
	Revenue Bonds, Santa Fe Square Project, Series 2021, 4.375%, 12/01/41, 144A
495	Tulsa Authority for Economic Opportunity, Tulsa County, Oklahoma, Tax Apportionment	12/31 at 100.00	N/R	359,915
	Revenue Bonds, Vast Bank Project, Series 2021, 4.000%, 12/01/43, 144A
15,000	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc.,	6/23 at 100.00	N/R	14,916,600
	Refunding Series 2000B, 5.500%, 6/01/35, (AMT)
2,600	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc.,	6/23 at 100.00	N/R	2,604,524
	Refunding Series 2001B, 5.500%, 12/01/35, (AMT)
20,295	Total Oklahoma			19,693,435
	Oregon – 0.1% (0.0% of Total Investments)
	Clackamas and Washington Counties School District 3JT, Oregon, General Obligation Bonds,
	Series 2020A:
1,750	0.000%, 6/15/49	6/30 at 57.54	Aa1	419,598
2,000	0.000%, 6/15/50	6/30 at 55.67	Aa1	453,440
3,750	Total Oregon			873,038
	Pennsylvania – 2.2% (1.3% of Total Investments)
2,280	Allentown Commercial and Industrial Development Authority, Pennsylvania, Revenue Bonds,	6/29 at 103.00	N/R	1,777,875
	Arts Academy Charter Middle School Foundation Project, Series 2022A, 5.000%, 6/15/57, 144A
955	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/31 at 100.00	N/R	900,727
	Bonds, 615 Waterfront Project, Senior Series 2021, 6.000%, 5/01/42, 144A
1,250	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/28 at 100.00	N/R	1,162,262
	Bonds, City Center Project, Subordinate Lien, Series 2018, 5.125%, 5/01/32, 144A
2,500	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	3,125
	Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.500%, 4/01/41 (4)
2,715	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	3,394
	Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (4)
500	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	4/31 at 100.00	N/R	359,860
	Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 3.750%, 10/01/47
290	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Alvernia University	10/29 at 100.00	BB+	236,913
	Project, Series 2020, 5.000%, 10/01/49
1,000	Dauphin County General Authority, Pennsylvania, Revenue Bonds, Harrisburg University of	10/27 at 100.00	BB	872,010
	Science & Technology Project, Series 2017, 5.125%, 10/15/41, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 1,500	Dauphin County General Authority, Pennsylvania, Revenue Bonds, Harrisburg University of	10/28 at 100.00	BB	$ 1,446,345
	Science & Technology Project, Series 2020, 6.250%, 10/15/53, 144A
1,245	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd	11/31 at 100.00	A–	943,274
	Group, Series 2021A, 4.000%, 11/01/51, (UB) (8)
675	Lehigh County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds,	5/30 at 100.00	BB	598,975
	Seven Generations Charter School, Series 2021A, 4.000%, 5/01/31
1,720	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	6/30 at 100.00	N/R	1,500,580
	KDC Agribusiness Fairless Hills LLC Project, Series 2020A-1, 10.000%, 12/01/40, 144A
1,720	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	6/30 at 100.00	N/R	1,500,580
	KDC Agribusiness Fairless Hills LLC Project, Series 2020A-2, 10.000%, 12/01/40, (AMT), 144A
3,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	No Opt. Call	N/R	2,562,960
	KDC Agribusiness Fairless Hills LLC Project, Series 2021A, 10.000%, 12/01/31
5	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	No Opt. Call	N/R	6
	Shippingport Project, First Energy Guarantor., Series 2006A, 2.550%, 11/01/41 (4)
6,650	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue	9/25 at 100.00	CCC	5,469,625
	Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 0.000%, 12/01/38 (4)
1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Mariana	12/27 at 100.00	N/R	813,360
	Bracetti Academy Project, Series 2020A, 5.375%, 6/15/50, 144A
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Mariana
	Bracetti Academy Project, Taxable Series 2020B:
975	4.875%, 12/15/35, 144A	12/27 at 100.00	N/R	838,042
1,000	5.125%, 12/15/44, 144A	12/27 at 100.00	N/R	809,720
2,500	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Nueva	1/23 at 100.00	N/R (7)	2,518,225
	Esperanza, Inc. – Esperanza Academy Charter School, Series 2013, 8.000%, 1/01/33,
	(Pre-refunded 1/01/23)
180	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania,	5/24 at 100.00	BB+	168,653
	Guaranteed Lease Revenue Bonds, Series 2016A, 5.000%, 11/15/28
33,660	Total Pennsylvania			24,486,511
	Puerto Rico – 10.9% (6.4% of Total Investments)
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien
	Series 2020A:
2,000	5.000%, 7/01/35, 144A	7/30 at 100.00	N/R	1,838,280
3,000	5.000%, 7/01/47, 144A	7/30 at 100.00	N/R	2,571,090
8,625	Puerto Rico Electric Power Authority, Power Revenue Bonds, Federally Taxable Build	12/22 at 100.00	D	6,511,875
	America Bonds, Series 2010YY, 4.050%, 7/01/40 (4)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A:
4,835	3.957%, 7/01/42 (4)	12/22 at 100.00	D	3,638,337
185	3.961%, 7/01/42 (4)	12/22 at 100.00	D	138,750
2,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 3.999%,	No Opt. Call	D	1,502,500
	7/01/20 (4)
1,025	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT, 3.957%,	12/22 at 100.00	D	771,312
	7/01/37 (4)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA:
5,690	3.978%, 7/01/23 (4)	No Opt. Call	N/R	4,253,275
3,000	3.978%, 7/01/25 (4)	12/22 at 100.00	D	2,257,500
1,186	3.978%, 7/01/28 (4)	12/22 at 100.00	D	892,465
890	3.978%, 7/01/29 (4)	12/22 at 100.00	D	669,725
658	3.978%, 7/01/31 (4)	12/22 at 100.00	D	495,145
405	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010CCC, 3.957%,	12/22 at 100.00	D	304,763
	7/01/28 (4)
1,350	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 3.978%,	12/22 at 100.00	D	1,015,875
	7/01/40 (4)

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
$ 4,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010ZZ, 3.978%,	7/20 at 100.00	D	$ 2,990,000
	7/01/21 (4)
1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2013A, 4.102%,	7/23 at 100.00	D	767,500
	7/01/36 (4)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW:
710	3.988%, 7/01/23 (4)	12/22 at 100.00	D	535,163
360	3.988%, 7/01/23 (4)	No Opt. Call	N/R	270,450
375	3.978%, 7/01/33 (4)	12/22 at 100.00	D	282,187
5,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Taxable Build America Bond	12/22 at 100.00	D	4,152,500
	Series 2010EE, 4.044%, 7/01/32 (4)
5,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2005L,	No Opt. Call	N/R	4,710,050
	5.250%, 7/01/38 – AMBAC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
4,000	0.000%, 7/01/46	7/28 at 41.38	N/R	871,200
248,530	0.000%, 7/01/51	7/28 at 30.01	N/R	38,678,724
6,000	5.000%, 7/01/58	7/28 at 100.00	N/R	5,159,880
5,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	4,206,000
	Restructured Cofina Project Series 2019A-2, 4.329%, 7/01/40
	Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1:
– (9)	5.625%, 7/01/27	No Opt. Call	N/R	92
1,014	5.625%, 7/01/29	No Opt. Call	N/R	1,020,817
984	5.750%, 7/01/31	No Opt. Call	N/R	992,112
6,201	0.000%, 7/01/33	7/31 at 89.94	N/R	3,160,849
933	4.000%, 7/01/33	7/31 at 103.00	N/R	791,684
6,979	4.000%, 7/01/41	7/31 at 103.00	N/R	5,325,671
14,018	4.000%, 7/01/46	7/31 at 103.00	N/R	10,211,446
17,483	Puerto Rico, General Obligation Bonds, Vintage CW NT Claims Taxable Series 2022,	No Opt. Call	N/R	7,998,805
	0.000%, 11/01/43
362,936	Total Puerto Rico			118,986,022
	Rhode Island – 0.2% (0.1% of Total Investments)
18,260	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed	11/22 at 17.44	CCC–	2,453,779
	Bonds, Series 2007A, 0.000%, 6/01/52
	South Carolina – 1.5% (0.9% of Total Investments)
640	Hardeeville, South Carolina, Special Assessment Revenue Bonds, East Argent Improvement	5/29 at 100.00	N/R	411,385
	District, Series 2021, 4.000%, 5/01/52, 144A
	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement
	District, Capital Appreciation Series 2007-A&B:
8,025	0.000%, 11/01/39	12/22 at 27.63	N/R	1,474,835
7,790	0.000%, 11/01/39	12/22 at 27.63	N/R	1,431,646
5,000	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,	8/26 at 100.00	N/R (7)	5,260,700
	Custodial Receipts CR-086, 5.000%, 8/15/36, (Pre-refunded 8/15/26), 144A
400	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,	1/30 at 100.00	N/R	309,796
	Hilton Head Christian Academy, Series 2020, 5.000%, 1/01/55, 144A
955	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,	11/26 at 100.00	N/R	990,927
	Midland Valley Preparatory School Project, Series 2014, 7.750%, 11/15/45, 144A
3,000	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,	No Opt. Call	N/R	1,841,520
	Patriots Place Apartments Project, Series 2022A-1, 5.750%, 6/01/52
1,000	South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue	11/26 at 100.00	N/R	747,740
	Bonds, Horse Creek Academy Project, Series 2021A, 5.000%, 11/15/55, 144A
4,215	South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue	12/29 at 100.00	Baa3	3,635,269
	Bonds, Lowcountry Leadership Charter School Project, Series 2019A, 5.000%, 12/01/49, 144A
750	South Carolina Jobs-Economic Development Authority, Retirement Community Revenue Notes,	11/22 at 100.00	N/R	759,645
	Kiawah Life Plan Village, Inc. Project, Series 2021A, 8.750%, 7/01/25
31,775	Total South Carolina			16,863,463

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Dakota – 0.1% (0.0% of Total Investments)
$ 1,125	Lincoln County, South Dakota, Economic Development Revenue Bonds, The Augustana College	8/31 at 100.00	BBB–	$ 778,455
	Association Project, Series 2021A, 4.000%, 8/01/56
	Tennessee – 1.3% (0.7% of Total Investments)
1,000	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board,	7/27 at 100.00	N/R	616,640
	Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Series 2017A, 5.625%, 1/01/46
5,240	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities	7/26 at 100.00	A3	4,886,090
	Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%,
	7/01/46, (UB) (8)
150	Metropolitan Government of Nashville-Davidson County Industrial Development Board,	6/31 at 100.00	N/R	109,566
	Tennessee, Special Assessment Revenue Bonds, South Nashville Central Business Improvement
	District, Series 2021A, 4.000%, 6/01/51, 144A
5,000	The Health and Educational Facilities Board of the City of Franklin, Tennessee, Revenue	6/27 at 100.00	N/R	1,350,000
	Bonds, Provision Cares Proton Therapy Center, Nashville Project, Series 2017A, 7.500%,
	6/01/47, 144A (4)
6,024	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B,	No Opt. Call	BBB	6,251,647
	5.625%, 9/01/26
900	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue	12/22 at 100.00	N/R	599,877
	Bonds, Rutland Place Inc. Project, Series 2015A, 5.500%, 1/01/46, 144A
18,314	Total Tennessee			13,813,820
	Texas – 6.3% (3.7% of Total Investments)
1,000	Abilene Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds,	10/31 at 100.00	BBB–	804,680
	First-Lien Series 2021A, 4.000%, 10/01/50
2,000	Abilene Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds,	10/31 at 100.00	N/R	1,573,880
	Second-Lien Series 2021B, 5.000%, 10/01/50, 144A
1,000	Anna, Texas, Special Assessment Revenue Bonds, Sherley Tract Public Improvement District	9/31 at 100.00	N/R	787,330
	2 Area 1 Project, Series 2021, 4.000%, 9/15/41, 144A
1,000	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Brooks	6/26 at 100.00	N/R	771,180
	Academies, Series 2021A, 5.000%, 6/15/51
1,000	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Legacy	2/30 at 100.00	N/R	686,520
	Traditional Schools – Texas Project, Refunding Series 2021A, 4.500%, 2/15/56
1,000	Baytown Municipal Development District, Texas, Hotel Revenue Bonds, Baytown Convention	10/31 at 100.00	BBB–	742,990
	Center Hotel, First-Lien Series 2021A, 4.000%, 10/01/50
300	Bee Cave, Travis County, Texas, Special Assessment Revenue Bonds, Backyard Public	9/31 at 100.00	N/R	253,854
	Improvement District Project, Series 2021, 5.250%, 9/01/51, 144A
500	Celina, Texas, Special Assessment Revenue Bonds, Celina Sutton Fields II Public	9/29 at 100.00	N/R	393,000
	Improvement District Neighborhood Improvement Areas 2-3 Project, Series 2019, 4.250%,
	9/01/49, 144A
995	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement	3/23 at 103.00	N/R	1,024,343
	District Phase 1 Project, Series 2014, 7.000%, 9/01/40
500	Celina, Texas, Special Assessment Revenue Bonds, The Parks at Wilson Creek Public	9/31 at 100.00	N/R	398,085
	Improvement District Initial Major Improvement Project, Series 2021, 4.500%, 9/01/51, 144A
1,765	Comal County Meyer Ranch Municipal Utility District, Texas, General Obligation Bonds,	8/26 at 100.00	N/R	1,065,177
	Road Series 2021, 3.000%, 8/15/51
675	Conroe Local Government Corporation, Texas, Hotel Revenue and Contract Revenue Bonds,	10/31 at 100.00	A2	564,597
	Subordinate Third Lien Series 2021C, 4.000%, 10/01/50
1,000	Crandall, Kaufman County, Texas, Special Assessment Revenue Bonds, Crandall Carwright	9/31 at 100.00	N/R	778,320
	Ranch Public Improvement District Improvement Area 1 Project, Series 2021, 4.500%, 9/15/51, 144A
	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2013A:
315	6.625%, 9/01/31, (Pre-refunded 9/01/23)	9/23 at 100.00	N/R (7)	323,143
1,000	6.375%, 9/01/42, (Pre-refunded 9/01/23)	9/23 at 100.00	N/R (7)	1,024,660

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 165	Fate, Rockwall County, Texas, Special Assessment Revenue Bonds, Williamsburg Public	8/27 at 100.00	N/R	$ 132,058
	Improvement District 1 Phase 2B, 2C & 3A1, Series 2019, 4.250%, 8/15/49, 144A
1,500	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy	12/22 at 100.00	Baa2	1,376,475
	Inc. Project, Series 2012A. RMKT, 4.750%, 5/01/38
1,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds,	12/22 at 100.00	B3	999,880
	Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28, (AMT)
1,450	Harris County Municipal Utility District 213A, Texas, General Obligation Bonds, Series	4/29 at 100.00	N/R	909,411
	2021, 3.000%, 4/01/48
125	Haslett, Texas, Special Assessment Revenue Bonds, Haslet Public Improvement District 5	9/29 at 100.00	N/R	101,040
	Improvement Area 1 Project, Series 2019, 4.375%, 9/01/49, 144A
740	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series	12/22 at 100.00	N/R	699,774
	2006A, 6.000%, 2/15/36
1,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines	12/22 at 100.00	B	999,910
	Inc. – Terminal Improvement Project, Refunding Series 2011, 6.625%, 7/15/38, (AMT)
3,080	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc.	7/29 at 100.00	B–	2,373,510
	Terminal E Project, Series 2021A, 4.000%, 7/01/41, (AMT)
500	Hutto, Williams County Texas, Special Assessment Revenue Bonds, Durango Farms Public	9/29 at 100.00	N/R	362,790
	Improvement Project Series 2021, 4.000%, 9/01/56, 144A
500	Hutto, Williams County Texas, Special Assessment Revenue Bonds, Emory Crossing, Public	9/29 at 100.00	N/R	362,320
	Improvement Area 1 Project Series 2021, 4.000%, 9/01/56, 144A
1,000	Kaufman County Fresh Water Supply District 1-D, Texas, General Obligation Road Bonds,	9/26 at 100.00	N/R	623,840
	Series 2021, 3.000%, 9/01/46
500	Kaufman,Texas, Special Assessment Revenue Bonds, Kaufman Public Improvement District 1	9/31 at 100.00	N/R	367,000
	Phase 1A-1B Project, Series 2021, 4.000%, 9/15/50, 144A
4,000	Legato Community Authority, Commerce City, Texas, Limited Tax Supported Revenue	6/26 at 100.67	N/R	2,323,760
	Bonds, District 1, 2, 3 & 7, Convertible Capital Appreciation Series 2021A-2, 5.000%, 12/01/51
1,000	Legato Community Authority, Commerce City, Texas, Limited Tax Supported Revenue	6/26 at 103.00	N/R	843,580
	Bonds, District 1, 2, 3 & 7, Series 2021B, 8.250%, 12/15/51
1,435	Manor, Texas, Special Assessment Revenue Bonds, Manor Heights Public Improvement	9/31 at 100.00	N/R	1,069,405
	District Improvement Area 1-2 Project, Series 2021, 4.000%, 9/15/51, 144A
	Manor, Texas, Special Assessment Revenue Bonds, Manor Heights Public Improvement
	District Major Improvement Area Project, Series 2021:
900	4.125%, 9/15/41, 144A	9/31 at 100.00	N/R	716,940
1,500	4.375%, 9/15/51, 144A	9/31 at 100.00	N/R	1,146,915
1,170	McLendon-Chisholm, Texas, Special Assessment Revenue Bonds, Sonoma Public Improvement	9/29 at 100.00	N/R	1,013,980
	District Improvement Area 2 Project, Series 2019, 4.250%, 9/15/39, 144A
	Mesquite, Texas, Special Assessment Bonds, Iron Horse Public Improvement District
	Project, Series 2019:
300	5.750%, 9/15/39, 144A	9/29 at 100.00	N/R	282,090
500	6.000%, 9/15/49, 144A	9/29 at 100.00	N/R	463,615
1,965	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro	1/26 at 102.00	N/R	39,304
	Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45, (AMT), 144A 2045 2045 (4)
1,125	Missouri City Management District 1, Fort Bend County, Texas, General Obligation Bonds,	9/27 at 100.00	N/R	749,273
	Road Series 2021, 3.000%, 9/01/46
20,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Senior Living Revenue	1/28 at 103.00	N/R	14,828,000
	Bonds, Sanctuary LTC LLC Project, Series 2021A-1, 5.500%, 1/01/57
1,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/24 at 100.00	N/R (7)	1,023,130
	Revenue Bonds, CHF-Collegiate Housing Corpus Christi I, L.L.C.-Texas A&M University-Corpus
	Christi Project, Series 2014A, 5.000%, 4/01/44, (Pre-refunded 4/01/24)
1,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/26 at 100.00	N/R (7)	1,047,520
	Revenue Bonds, CHF-Collegiate Housing Foundation – San Antonio 1, L.L.C. – Texas A&M
	University – San Antonio Project, Series 2016A, 5.000%, 4/01/48, (Pre-refunded 4/01/26)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 1,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/24 at 100.00	N/R (7)	$ 1,021,740
	Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project,
	Series 2014A, 5.000%, 4/01/44, (Pre-refunded 4/01/24)
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing
	Revenue Bonds, NCCD – College Station Properties LLC – Texas A&M University Project,
	Series 2015A:
1,250	5.000%, 7/01/35 (4)	7/25 at 100.00	CCC	1,062,500
2,445	5.000%, 7/01/47 (4)	7/25 at 100.00	CCC	2,078,250
250	Newark Higher Education Finance Corporation, Texas, Education Revenue Bonds, TLC	8/28 at 100.00	BB	169,085
	Academy, Series 2021A, 4.000%, 8/15/56
500	North Parkway Municipal Management District 1, Celina, Texas, Special Assessment Revenue	9/31 at 100.00	N/R	434,710
	Bonds, Major Improvements Project, Series 2021, 5.000%, 9/15/51, 144A
1,070	Oak Point, Denton County, Texas, Special Assessment Revenue Bonds, Oak Point Public	9/30 at 100.00	N/R	815,147
	Improvement District 2 Project, Series 2020, 4.000%, 9/01/50, 144A
250	Pilot Point, Texas, Special Assessment Revenue Bonds, Creekview Public Improvement	9/32 at 100.00	N/R	227,860
	District Zone A Improvement Area 1 Project, Series 2022, 5.625%, 9/15/52, 144A
325	Pilot Point, Texas, Special Assessment Revenue Bonds, Creekview Public Improvement	9/32 at 100.00	N/R	296,218
	District Zone B Improvement Area 1 Project, Series 2022, 5.625%, 9/15/52, 144A
2,000	Plano, Collin and Denton Counties, Texas, Special Assessment Revenue Bonds, Collin Creek	9/31 at 100.00	N/R	1,504,600
	East Public Improvement District Project, Series 2021, 4.375%, 9/15/51, 144A
1,000	Plano, Collin and Denton Counties, Texas, Special Assessment Revenue Bonds, Collin Creek	9/31 at 100.00	N/R	733,610
	West Public Improvement District Project, Series 2021, 4.000%, 9/15/51, 144A
440	Port Beaumont Navigation District, Jefferson County, Texas, Dock and Wharf Facility	12/22 at 103.00	N/R	301,356
	Revenue Bonds, Jefferson Gulf Coast Energy Project, Series 2020, 4.000%, 1/01/50, (AMT), 144A
8,000	Port Beaumont Navigation District, Jefferson County, Texas, Dock and Wharf Facility	7/23 at 103.00	N/R	4,429,920
	Revenue Bonds, Jefferson Gulf Coast Energy Project, Series 2021A, 3.000%, 1/01/50, (AMT), 144A
	Port Freeport, Brazoria County, Texas, Revenue Bonds, Senior Lien Series 2021:
1,500	4.000%, 6/01/46, (AMT)	6/31 at 100.00	A+	1,222,110
1,500	4.000%, 6/01/51, (AMT)	6/31 at 100.00	A+	1,174,230
1,000	Princeton, Collins County, Texas, Special Assessment Revenue Bonds, Winchester Public	9/30 at 100.00	N/R	918,340
	Improvement District 2 Project, Series 2022, 5.250%, 9/01/52
205	Princeton, Texas, Special Assessment Revenue Bonds, Whitewing Trails Public Improvement	9/29 at 100.00	N/R	175,000
	District 2 Phase 1 Project, Series 2019, 4.750%, 9/01/49, 144A
185	Princeton, Texas, Special Assessment Revenue Bonds, Whitewing Trails Public Improvement	9/29 at 100.00	N/R	176,964
	District 2 Phase 2-6 Major Improvement Project, Series 2019, 5.500%, 9/01/39, 144A
2,000	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue	12/22 at 100.00	N/R	1,220,000
	Bonds, Eden Home Inc., Series 2012, 4.087%, 12/15/32 (4)
150	Rowlett, Texas, Special Assessment Revenue Bonds, Bayside Public Improvement District	3/24 at 102.00	N/R	140,256
	North Improvement Area, Series 2016, 5.750%, 9/15/36
3,280	Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds,	9/27 at 100.00	AA+	3,232,112
	Series 2018A, 4.250%, 9/01/48, (UB) (8)
1,997	Texas State Affordable Housing Corporation Multifamily Housing Revenue Bonds, Peoples El	1/34 at 100.00	N/R	1,695,769
	Shaddai Village and St. James Manor Apartments Project, Series 2016, 4.850%, 12/01/56, 144A
91,852	Total Texas			69,077,056
	Utah – 0.6% (0.3% of Total Investments)
2,500	Black Desert Public Infrastructure District, Utah, Limited Tax General Obligation Bonds,	9/26 at 103.00	N/R	1,713,600
	Series 2021A, 4.000%, 3/01/51, 144A
1,000	Black Desert Public Infrastructure District, Utah, Limited Tax General Obligation Bonds,	9/26 at 103.00	N/R	763,160
	Subordinate Series 2021B, 7.375%, 9/15/51, 144A
1,000	Military Installation Development Authority, Utah, Tax Allocation and Hotel Tax Revenue	9/26 at 103.00	N/R	692,140
	Bonds, Series 2021A-1, 4.000%, 6/01/52
2,000	ROAM Public Infrastructure District 1, Utah, Limited Tax General Obligation Bonds,	9/26 at 103.00	N/R	1,353,720
	Series 2021A, 4.250%, 3/01/51, 144A

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah (continued)
$ 985	Utah Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High	1/25 at 102.00	N/R	$ 712,894
	School Project, Series 2020A, 5.125%, 7/15/51, 144A
1,000	Utah Charter School Finance Authority, Charter School Revenue Bonds, Providence Hall	10/31 at 100.00	Aa2	793,320
	Projects, Refunding Series 2021A, 4.000%, 10/15/51
8,485	Total Utah			6,028,834
	Virgin Islands – 1.4% (0.8% of Total Investments)
2,375	Matching Fund Special Purpose Securitization Corporation, Virgin Islands, Revenue Bonds,	10/32 at 100.00	N/R	2,341,821
	Series 2022A, 5.000%, 10/01/39
	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding
	Series 2014C:
1,000	5.000%, 10/01/30, 144A	10/24 at 100.00	N/R	940,850
5,000	5.000%, 10/01/39, 144A	10/24 at 100.00	N/R	4,405,500
3,000	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Bond	No Opt. Call	N/R	2,804,700
	Anticipation Notes, Senior Series 2021A, 6.750%, 7/01/26, 144A
3,085	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Bond	No Opt. Call	N/R	2,986,743
	Anticipation Notes, Taxable Series 2022A, 7.750%, 7/01/24
215	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Bond	No Opt. Call	N/R	211,837
	Anticipation Notes, Taxable Series 2022B, 10.000%, 7/01/24
1,480	West Indian Company Limited, Virgin Islands, Port Facilities Revenue Bonds, WICO	10/29 at 104.00	N/R	1,389,306
	Financing, Series 2022B, 6.250%, 10/01/42, (AMT), 144A
16,155	Total Virgin Islands			15,080,757
	Virginia – 4.4% (2.6% of Total Investments)
762	Celebrate Virginia North Community Development Authority, Special Assessment Revenue	No Opt. Call	N/R	495,300
	Bonds, Series 2003B, 4.125%, 3/01/22 (4)
1,000	Cutalong II Community Development Authority, Louisa County, Virginia, Special Assessment	3/27 at 103.00	N/R	734,260
	Revenue Bonds, Cutalong II Project, Series 2022, 4.500%, 3/01/55, 144A
720	Farms of New Kent Community Development Authority, Virginia, Special Assessment Bonds,	3/31 at 100.00	N/R	639,346
	Refunding Series 2021A, 3.750%, 3/01/36, 144A
10,000	Hampton Roads Transportation Accountability Commission, Virginia, Revenue Bonds, Hampton	7/30 at 100.00	AA	8,622,600
	Roads Transportation Fund, Senior Lien Series 2020A, 4.000%, 7/01/50, (UB) (8)
15,000	Industrial Development Authority of the City of Newport News, Virginia, Health System	7/27 at 100.00	N/R	13,701,450
	Revenue Bonds, Riverside Health System, Series 2017A, 5.000%, 7/01/46, 144A
11,495	Lynchburg Economic Development Authority, Virginia, Hospital Revenue Bonds, Centra	1/32 at 100.00	Baa1	9,103,695
	Health Obligated Group, Refunding Series 2021, 4.000%, 1/01/55, (UB) (8)
1,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed	11/22 at 100.00	B–	872,250
	Bonds, Series 2007B1, 5.000%, 6/01/47
7,000	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds,	7/34 at 100.00	N/R	6,217,680
	Provident Resource Group – Rixey Student Housing Project, Series 2019A, 5.500%, 7/01/54, 144A
7,535	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds,	No Opt. Call	N/R	6,926,329
	Provident Resource Group – Rixey Student Housing Project, Series 2019B, 6.525%, 7/01/52, 144A
	(cash 7.500%, PIK 7.500%)
550	West Falls Community Development Authority, Arlington County, Virginia, Revenue Bonds,	9/32 at 100.00	N/R	509,646
	Series 2022A, 5.375%, 9/01/52, 144A
55,062	Total Virginia			47,822,556
	Washington – 1.3% (0.7% of Total Investments)
1,000	King County Public Hospital District 4, Washington, Hospital Revenue Bonds, Snoqualmie	12/25 at 100.00	N/R	1,006,100
	Valley Hospital, Series 2015A, 6.250%, 12/01/45
1,000	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing	12/22 at 100.00	N/R	896,940
	Revenue Bonds, Series 2007, 5.600%, 6/01/37, (AMT)
1,300	Port of Seattle Industrial Development Corporation, Washington, Special Facilities	4/23 at 100.00	BB	1,283,828
	Revenue Refunding Bonds, Delta Air Lines, Inc. Project, Series 2012, 5.000%, 4/01/30, (AMT)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 2,500	Seattle Housing Authority, Washington, Revenue Bonds, Lam Bow Apartments Project, Series	6/31 at 100.00	AA	$ 1,423,575
	2021, 2.500%, 6/01/54
195	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds,	11/22 at 100.00	N/R	175,161
	Series 2013, 5.750%, 4/01/43
3,065	Washington Economic Development Finance Authority, Environmental Facilities Revenue	1/28 at 100.00	N/R	1,229,371
	Bonds, Columbia Pulp I, LLC Project, Series 2017A, 7.500%, 1/01/32, (AMT), 144A (4),(6)
545	Washington Economic Development Finance Authority, Environmental Facilities Revenue	1/28 at 100.00	N/R	218,599
	Bonds, Columbia Pulp I, LLC Project, Series 2018, 7.250%, 1/01/32, (AMT), 144A (4),(6)
1,565	Washington Economic Development Finance Authority, Environmental Facilities Revenue	1/28 at 100.00	N/R	627,722
	Bonds, Columbia Pulp I, LLC Project, Series 2019A, 7.500%, 1/01/32, (AMT), 144A (4),(6)
1,000	Washington Economic Development Finance Authority, Environmental Facilities Revenue	No Opt. Call	N/R	741,640
	Bonds, Columbia Pulp I, LLC Project, Senior Series 2021A, 12.000%, 1/01/33, (AMT), 144A (4)
255	Washington Economic Development Finance Authority, Environmental Facilities Revenue	No Opt. Call	N/R	190,332
	Bonds, Columbia Pulp I, LLC Project, Taxable Senior Series 2021B, 14.250%, 1/01/27, 144A (4)
7,330	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical	8/27 at 100.00	BBB–	6,002,317
	Center, Series 2017, 4.000%, 8/15/42, (UB) (8)
19,755	Total Washington			13,795,585
	West Virginia – 0.4% (0.2% of Total Investments)
1,308	Berkeley, Hardy and Jefferson Counties, West Virginia, as Joint Issuers, Commercial	12/23 at 100.00	N/R	1,195,172
	Development Revenue Bonds, Scattered Site Housing Projects, Series 2010, 5.750%, 12/01/44
1,125	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue Bonds,	6/27 at 100.00	N/R	1,106,291
	University Town Centre Economic Opportunity Development District, Refunding & Improvement
	Series 2017A, 5.750%, 6/01/43, 144A
1,000	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue Bonds,	6/31 at 100.00	N/R	827,490
	University Town Centre Economic Opportunity Development District, Refunding & Improvement
	Series 2021A, 4.125%, 6/01/43, 144A
1,000	West Virginia Economic Development Authority, Dock and Wharf Facilities Revenue Bonds,	12/27 at 103.00	N/R	775,710
	Empire Trimodal Terminal, LLC Project, Series 2020, 7.625%, 12/01/40, 144A
4,433	Total West Virginia			3,904,663
	Wisconsin – 8.4% (4.9% of Total Investments)
2,500	Gillett, Wisconsin, Solid Waste Disposal Revenue Bonds, WI RNG Hub North LLC Renewable	12/26 at 100.00	N/R	1,992,900
	Natural Gas Production Plant Project, Series 2021A, 5.500%, 12/01/32, 144A
2,000	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, General Revenue	12/27 at 100.00	N/R	1,756,840
	Bonds, Refunding Series 2017, 6.750%, 6/01/32
255	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Ascend Leadership	6/29 at 100.00	N/R	189,057
	Academy Project, Series 2021A, 5.000%, 6/15/51, 144A
850	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Coral Academy of	6/27 at 100.00	N/R	557,149
	Science, Reno, Series 2021A, 4.000%, 6/01/51, 144A
150	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Founders Academy of	7/28 at 100.00	BB–	120,335
	Las Vegas, Series 2020A, 5.000%, 7/01/55, 144A
2,015	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Guilford	4/31 at 100.00	N/R	1,560,920
	Preparatory Academy, North Carolina, Taxable Series 2022A, 5.000%, 4/01/57, 144A
1,000	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, High Desert	6/29 at 100.00	N/R	800,810
	Montessori Charter School, Series 2021A, 5.000%, 6/01/51, 144A
4,985	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina	6/26 at 100.00	N/R	3,650,067
	Charter Educational Foundation Project, Series 2016A, 5.000%, 6/15/46, 144A
500	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Point College	6/27 at 103.00	N/R	369,240
	Preparatory, Series 2020A, 5.000%, 6/15/55, 144A

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, First Tier Series 2018A-1:
$ 13	0.000%, 1/01/47, 144A (4)	No Opt. Call	N/R	$ 245
11	0.000%, 1/01/48, 144A (4)	No Opt. Call	N/R	204
11	0.000%, 1/01/49, 144A (4)	No Opt. Call	N/R	190
10	0.000%, 1/01/50, 144A (4)	No Opt. Call	N/R	171
10	0.000%, 1/01/51, 144A (4)	No Opt. Call	N/R	160
13	0.000%, 1/01/52, 144A (4)	No Opt. Call	N/R	194
13	0.000%, 1/01/53, 144A (4)	No Opt. Call	N/R	182
13	0.000%, 1/01/54, 144A (4)	No Opt. Call	N/R	166
13	0.000%, 1/01/55, 144A (4)	No Opt. Call	N/R	155
12	0.000%, 1/01/56, 144A (4)	No Opt. Call	N/R	144
667	0.000%, 7/01/56, 144A (4)	3/28 at 100.00	N/R	371,419
14	0.000%, 1/01/57, 144A (4)	No Opt. Call	N/R	151
13	0.000%, 1/01/58, 144A (4)	No Opt. Call	N/R	140
13	0.000%, 1/01/59, 144A (4)	No Opt. Call	N/R	130
13	0.000%, 1/01/60, 144A (4)	No Opt. Call	N/R	119
12	0.000%, 1/01/61, 144A (4)	No Opt. Call	N/R	111
12	0.000%, 1/01/62, 144A (4)	No Opt. Call	N/R	102
12	0.000%, 1/01/63, 144A (4)	No Opt. Call	N/R	95
12	0.000%, 1/01/64, 144A (4)	No Opt. Call	N/R	89
11	0.000%, 1/01/65, 144A (4)	No Opt. Call	N/R	82
12	0.000%, 1/01/66, 144A (4)	No Opt. Call	N/R	82
148	0.000%, 1/01/67, 144A (4)	No Opt. Call	N/R	896
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, Second Tier Series 2018B:
24	0.000%, 1/01/46, 144A (4)	No Opt. Call	N/R	502
24	0.000%, 1/01/47, 144A (4)	No Opt. Call	N/R	461
24	0.000%, 1/01/48, 144A (4)	No Opt. Call	N/R	436
23	0.000%, 1/01/49, 144A (4)	No Opt. Call	N/R	410
23	0.000%, 1/01/50, 144A (4)	No Opt. Call	N/R	377
25	0.000%, 1/01/51, 144A (4)	No Opt. Call	N/R	393
651	1.000%, 7/01/51, 144A (4)	3/28 at 100.00	N/R	299,555
25	0.000%, 1/01/52, 144A (4)	No Opt. Call	N/R	364
25	0.000%, 1/01/53, 144A (4)	No Opt. Call	N/R	342
25	0.000%, 1/01/54, 144A (4)	No Opt. Call	N/R	320
24	0.000%, 1/01/55, 144A (4)	No Opt. Call	N/R	300
24	0.000%, 1/01/56, 144A (4)	No Opt. Call	N/R	282
24	0.000%, 1/01/57, 144A (4)	No Opt. Call	N/R	265
23	0.000%, 1/01/58, 144A (4)	No Opt. Call	N/R	247
23	0.000%, 1/01/59, 144A (4)	No Opt. Call	N/R	234
23	0.000%, 1/01/60, 144A (4)	No Opt. Call	N/R	219
23	0.000%, 1/01/61, 144A (4)	No Opt. Call	N/R	204
23	0.000%, 1/01/62, 144A (4)	No Opt. Call	N/R	191
22	0.000%, 1/01/63, 144A (4)	No Opt. Call	N/R	179
22	0.000%, 1/01/64, 144A (4)	No Opt. Call	N/R	170
22	0.000%, 1/01/65, 144A (4)	No Opt. Call	N/R	158
22	0.000%, 1/01/66, 144A (4)	No Opt. Call	N/R	145
281	0.000%, 1/01/67, 144A (4)	No Opt. Call	N/R	1,705
4,700	Public Finance Authority of Wisconsin, Contract Revenue Bonds, Mercer Crossing Public	3/27 at 100.00	N/R	4,939,841
	Improvement District Project, Series 2017, 7.000%, 3/01/47, 144A
1,500	Public Finance Authority of Wisconsin, Education Revenue Bonds, Pioneer Springs	6/27 at 100.00	N/R	1,270,305
	Community School, Series 2020A, 6.250%, 6/15/40, 144A
1,000	Public Finance Authority of Wisconsin, Education Revenue Bonds, The Capitol Encore	6/28 at 100.00	N/R	760,090
	Academy, Series 2021A, 5.000%, 6/01/56, 144A
2,000	Public Finance Authority of Wisconsin, Educational Facilities Revenue Bonds, Lake Erie	10/29 at 100.00	N/R	1,513,860
	College, Series 2019A, 5.875%, 10/01/54, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 830	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Cottonwood	12/22 at 100.00	N/R (7)	$ 831,992
	Classical Preparatory School in Albuquerque, New Mexico, Series 2012A, 6.250%, 12/01/42,
	(Pre-refunded 12/01/22)
1,550	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, LEAD Academy	8/28 at 100.00	N/R	1,174,404
	Project, Series 2021, 5.000%, 8/01/51, 144A
3,000	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Lenoir-Rhyne	4/32 at 100.00	BBB	2,608,020
	University, Refunding Series 2022, 5.125%, 4/01/52
335	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum	8/26 at 100.00	N/R	274,040
	Company Project, Refunding Series 2016, 4.000%, 8/01/35, (AMT)
1,275	Public Finance Authority of Wisconsin, Hospital Revenue Bonds, Carson Valley Medical	12/31 at 100.00	BB+	1,004,305
	Center, Series 2021A, 4.000%, 12/01/41
5,000	Public Finance Authority of Wisconsin, Hotel Revenue Bonds, Grand Hyatt San Antonio	2/32 at 100.00	BBB–	4,104,850
	Hotel Acquisition Project, Senior Lien Series 2022A, 5.000%, 2/01/62
6,665	Public Finance Authority of Wisconsin, Hotel Revenue Bonds, Grand Hyatt San Antonio	2/32 at 100.00	N/R	5,749,229
	Hotel Acquisition Project, Subordinate Lien Series 2022B, 6.000%, 2/01/62, 144A
	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American
	Dream @ Meadowlands Project, Series 2017A:
1,665	3.125%, 8/01/27, 144A (4)	No Opt. Call	N/R	1,356,775
1,000	3.375%, 8/01/31, 144A (4)	No Opt. Call	N/R	594,000
	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American
	Dream @ Meadowlands Project, Series 2017:
2,000	6.750%, 12/01/42, 144A	12/27 at 100.00	N/R	1,645,600
19,335	7.000%, 12/01/50, 144A	12/27 at 100.00	N/R	15,866,301
400	Public Finance Authority of Wisconsin, Retirement Facility Revenue Bonds, Shalom Park	No Opt. Call	N/R	212,000
	Development Project, Series 2019, 0.000%, 12/31/24, 144A
3,500	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Gulf Coast Zoo, Series	9/28 at 100.00	N/R	2,442,300
	2018A, 6.500%, 9/01/48, 144A
500	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center,	10/27 at 100.00	N/R	385,505
	Senior Series 2017A, 7.000%, 10/01/47, 144A (4)
	Public Finance Authority of Wisconsin, Revenue Bonds, Procure Proton Therapy Center,
	Senior Series 2018A:
4,415	6.950%, 7/01/38, 144A	7/28 at 100.00	N/R	3,527,011
6,585	7.000%, 7/01/48, 144A	7/28 at 100.00	N/R	5,260,032
1,060	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health	4/25 at 100.00	BB	1,020,981
	Sciences, Series 2015, 5.875%, 4/01/45
	Public Finance Authority of Wisconsin, Revenue Bonds, SearStone Retirement Community,
	Series 2023A:
1,000	5.000%, 6/01/37 (WI/DD, Settling 3/03/23)	6/28 at 103.00	N/R	812,820
4,000	5.000%, 6/01/52 (WI/DD, Settling 3/03/23)	6/28 at 103.00	N/R	2,782,080
	Public Finance Authority of Wisconsin, Revenue Bonds, Sky Harbour LLC Obligated Group
	Aviation Facilities Project, Series 2021:
1,200	4.000%, 7/01/41, (AMT)	7/31 at 100.00	N/R	849,360
2,485	4.250%, 7/01/54, (AMT)	7/31 at 100.00	N/R	1,622,630
1,000	Public Finance Authority of Wisconsin, Revenue Bonds, Wonderful Foundations Charter	1/31 at 100.00	N/R	704,710
	School WFCS Portfolio Projects, Senior Series 2021A-1, 5.000%, 1/01/56, 144A
2,500	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Fargo-Moorhead Metropolitan	9/31 at 100.00	Baa3	1,719,150
	Area Flood Risk Management P3 Project, Green Series 2021, 4.000%, 3/31/56, (AMT)
	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment
	Center, Series 2018A-1:
1,000	6.125%, 1/01/33, 144A	1/28 at 100.00	N/R	615,000
2,000	6.250%, 1/01/38, 144A	1/28 at 100.00	N/R	1,230,000
3,500	6.375%, 1/01/48, 144A	1/28 at 100.00	N/R	2,152,500
91	Public Finance Authority, Wisconsin, Revenue Bonds, Minnesota College of Osteopathic	12/28 at 100.00	N/R	28,301
	Medicine, Senior Series 2019A-1, 0.000%, 12/01/48, 144A (4)

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 815	Public Finance Authority, Wisconsin, Revenue Bonds, Ocean Academy Charter School, Series	10/31 at 100.00	N/R	$ 631,128
	2021, 5.000%, 10/15/56, 144A
1,000	Saint Croix Chippewa Indians of Wisconsin, Revenue Bonds, Refunding Senior Series 2021,	9/28 at 100.00	N/R	736,480
	5.000%, 9/30/41, 144A
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,
	Ascension Health Alliance Senior Credit Group, Series 2016A:
3,600	4.000%, 11/15/46, (UB)	5/26 at 100.00	AA+	2,925,108
1,400	4.000%, 11/15/46, (Pre-refunded 5/15/26), (UB)	5/26 at 100.00	N/R (7)	1,416,506
6,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Medical	11/26 at 100.00	Aa3	4,976,040
	College of Wisconsin, Inc., Series 2016, 4.000%, 12/01/46, (UB) (8)
116,644	Total Wisconsin			91,423,258
$ 2,793,701	Total Municipal Bonds (cost $2,123,135,963)			1,798,420,602

Shares	Description (1)	Value
	COMMON STOCKS – 5.8% (3.4% of Total Investments)
	Airlines – 0.3% (0.2% of Total Investments)
227,514	American Airlines Group Inc (10),(11)	$ 3,226,149
	Independent Power And Renewable Electricity Producers – 5.5% (3.2% of Total Investments)
750,823	Energy Harbor Corp (11),(12),	60,403,711
	Total Common Stocks (cost $27,440,408)	63,629,860

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Machinery – 0.0% (0.0% of Total Investments)
$ 260	Columbia Pulp I LLC	16.000%	2/28/23	N/R	$ 259,707
	Real Estate Management & Development – 0.0% (0.0% of Total Investments)
300	Zilkha Biomass Selma LLC (4),(6)	5.000%	8/01/28	N/R	128,070
3,170	Zilkha Biomass Selma LLC (4),(6)	10.000%	8/01/38	N/R	32
3,470	Total Real Estate Management & Development				128,102
$ 3,730	Total Corporate Bonds (cost $3,729,707)				387,809

Principal			Reference
Amount (000)	Description (1)	Coupon (13)	Rate (13)	Spread (13)	Maturity (14)	Ratings (3)	Value
	VARIABLE RATE SENIOR LOAN INTERESTS – 0.0% (0.0% of Total Investments) (13)
	Hotels, Restaurants & Leisure – 0.0% (0.0% of Total Investments)
$ 58	Lombard Starwood Westin Hotel Conference Center and Hotel
	Project Revenue Bonds(cash 7.500%, PIK 7.500%)(15)	7.500%	N/A	N/A	12/31/23	N/R	$ 57,734
$ 58	Total Variable Rate Senior Loan Interests (cost $57,734)						57,734
	Total Long-Term Investments (cost $2,154,363,812)						1,862,496,005
	Floating Rate Obligations – (40.5)%						(442,605,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (32.6)%(16)						(356,453,246)
	Other Assets Less Liabilities – 2.7%						29,546,576
	Net Assets Applicable to Common Shares – 100%						$ 1,092,984,335

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	For fair value measurement disclosure purposes, investment classified as Level 3.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(9)	Principal Amount (000) rounds to less than $1,000.
(10)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement to meet AMR’s unsecured bond obligations, the bondholders including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.
(11)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(12)	Common Stock received as part of the bankruptcy settlements during February 2020 for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35, Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/20, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33, Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41.
(13)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.
(14)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.
(15)	Senior loan received as part of the bondholder funding agreement during March 2022 for Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1, 0.000%, 7/01/56, 144A.
(16)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering cost as a percentage of Total Investments is 19.1%
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
N/A	Not Applicable.
PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NMCO	Nuveen Municipal Credit Opportunities Fund
Portfolio of Investments
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 176.8% (100.0% of Total Investments)
	MUNICIPAL BONDS – 164.7% (93.2% of Total Investments)
	Alabama – 6.6% (3.7% of Total Investments)
$ 395	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds,	No Opt. Call	B–	$ 429,084
	United States Steel Corporation Project, Green Series 2020, 6.375%, 11/01/50, (AMT),
	(Mandatory Put 11/01/30)
38,450	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds,	10/29 at 100.00	B	38,854,655
	United States Steel Corporation Project, Series 2019, 5.750%, 10/01/49, (AMT)
	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone
	Bonds, Hunt Refining Project, Refunding Series 2019A:
428	4.500%, 5/01/32, 144A	5/29 at 100.00	N/R	363,056
500	5.250%, 5/01/44, 144A	5/29 at 100.00	N/R	407,765
39,773	Total Alabama			40,054,560
	Arizona – 4.1% (2.3% of Total Investments)
4,000	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/24 at 101.00	N/R	3,382,000
	Leman Academy of Excellence East Tucson & Central Tucson Projects, Series 2019A, 5.000%,
	7/01/49, 144A
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of
	Math & Science Projects, Series 2019:
1,860	5.000%, 7/01/49, 144A	7/29 at 100.00	BB	1,611,709
1,500	5.000%, 7/01/54, 144A	7/29 at 100.00	BB	1,277,115
340	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest	7/28 at 100.00	BB+	268,263
	Academy-Cadence Campus Project, Series 2020A, 4.000%, 7/15/40, 144A
1,000	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	1/30 at 100.00	N/R	773,600
	Gateway Academy Project, Series 2019A, 5.750%, 1/01/50, 144A
	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,
	Legacy Traditional Schools Projects, Taxable Series 2019B:
2,000	5.000%, 7/01/39, 144A	7/29 at 100.00	BB+	1,852,520
5,355	5.000%, 7/01/49, 144A	7/29 at 100.00	BB+	4,685,036
1,525	5.000%, 7/01/54, 144A	7/29 at 100.00	BB+	1,315,556
315	Maricopa County Industrial Development Authority, Arizona, Educational Facilities	10/27 at 103.00	N/R	296,355
	Revenue Bonds, Ottawa University Projects, Series 2020, 5.500%, 10/01/51, 144A
600	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/25 at 100.00	BB	582,966
	Basis Schools, Inc. Projects, Series 2016A, 5.000%, 7/01/35, 144A
280	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	9/30 at 100.00	Ba2	213,811
	Northwest Christian School Project, Series 2020A, 5.000%, 9/01/55, 144A
2,700	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Guam Facilities	2/24 at 100.00	B+	2,499,255
	Foundation, Inc. Project, Series 2014, 5.375%, 2/01/41
500	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	6/25 at 100.00	N/R	413,220
	American Leadership Academy Project, Series 2019, 5.000%, 6/15/52, 144A
1,000	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 103.00	N/R	947,490
	Edkey Charter Schools Project, Series 2019, 5.875%, 7/01/51, 144A
50	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 100.00	N/R	41,318
	Imagine East Mesa Charter Schools Project, Series 2019, 5.000%, 7/01/49, 144A
380	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	6/28 at 100.00	N/R	291,639
	Synergy Public Charter School Project, Series 2020, 5.250%, 6/15/50, 144A
1,000	Sierra Vista Industrial Development Authority, Arizona, Economic Development Revenue	10/29 at 103.00	N/R	579,850
	Bonds, Convertible Capital Appreciation Revenue Bonds, Series 2021A, 0.000%, 10/01/56 (4)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Mirabella at ASU
	Project, Series 2017A:
$ 2,205	6.000%, 10/01/37, 144A	10/27 at 100.00	N/R	$ 1,946,927
2,350	6.125%, 10/01/52, 144A	10/27 at 100.00	N/R	1,956,962
28,960	Total Arizona			24,935,592
	Arkansas – 1.1% (0.6% of Total Investments)
3,835	Arkansas Development Finance Authority, Arkansas, Environmental Improvement Revenue	9/25 at 105.00	BB–	3,469,793
	Bonds, United States Steel Corporation, Green Series 2022, 5.450%, 9/01/52, (AMT), 144A
4,050	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River	9/26 at 103.00	Ba3	3,176,982
	Steel Project, Series 2019, 4.500%, 9/01/49, (AMT), 144A
7,885	Total Arkansas			6,646,775
	California – 8.5% (4.8% of Total Investments)
3,000	California Community Housing Agency, California, Essential Housing Revenue Bonds, K	8/32 at 100.00	N/R	1,952,220
	Street Flats, Series 2021A-2, 4.000%, 8/01/50, 144A
4,500	California Community Housing Agency, California, Essential Housing Revenue Bonds,	2/30 at 100.00	N/R	3,732,165
	Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A
1,555	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 26.72	N/R	249,158
	Los Angeles County Securitization Corporation, Series 2020B-2, 0.000%, 6/01/55
1,530	California Enterprise Development Authority, Charter School Revenue Bonds, Norton	7/27 at 102.00	N/R	1,310,445
	Science and Language Academy Project, Series 2020, 6.250%, 7/01/58, 144A
4,000	California Municipal Finance Authority, Revenue Bonds, Simpson University, Series 2020A,	10/27 at 103.00	N/R	3,899,320
	6.000%, 10/01/50, 144A
2,000	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines,	No Opt. Call	B+	1,857,420
	Inc. Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29, (AMT)
1,385	California Public Finance Authority, Charter School Lease Revenue Bonds, California	7/28 at 100.00	N/R	1,054,498
	Crosspoint Academy Project, Series 2020A, 5.125%, 7/01/55, 144A
320	California Public Finance Authority, Senior Living Revenue Bonds, Enso Village,	11/29 at 102.00	N/R	253,155
	Refunding Green Series 2021A, 5.000%, 11/15/51, 144A
	California School Finance Authority, California, Charter School Revenue Bonds, Encore
	Education Obligated Group, Series 2016A:
4,020	5.000%, 6/01/42, 144A	6/26 at 100.00	N/R	3,084,988
4,380	5.000%, 6/01/52, 144A	6/26 at 100.00	N/R	3,128,722
1,260	California School Finance Authority, California, Charter School Revenue Bonds, Encore	12/22 at 100.00	N/R	1,258,979
	Education, Series 2022, 8.000%, 7/01/30, 144A
	California School Finance Authority, Charter School Revenue Bonds, Arts in Action
	Charter Schools – Obligated Group, Series 2020A:
1,410	5.000%, 6/01/50, 144A	6/27 at 100.00	N/R	1,226,051
700	5.000%, 6/01/59, 144A	6/27 at 100.00	N/R	591,304
1,000	California School Finance Authority, Charter School Revenue Bonds, Scholarship Prep	6/28 at 100.00	N/R	692,120
	Public Schools Obligated Group, Series 2020A, 5.000%, 6/01/60, 144A
2,065	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB	2,009,080
	Linda University Medical Center, Series 2014A, 5.500%, 12/01/54
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2016A:
1,480	5.000%, 12/01/41, 144A	6/26 at 100.00	BB	1,356,287
10,090	5.250%, 12/01/56, 144A	6/26 at 100.00	BB	9,176,552
1,095	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB	1,024,548
	Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A

NMCO	Nuveen Municipal Credit Opportunities Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	California Statewide Community Development Authority, Revenue Bonds, Daughters of
	Charity Health System, Series 2005A:
$ 104	5.750%, 7/01/24 (5),(6)	1/22 at 100.00	N/R	$ 104,007
1	5.750%, 7/01/30 (5),(6)	1/22 at 100.00	N/R	1,317
50	5.750%, 7/01/35 (5),(6)	1/22 at 100.00	N/R	49,864
82	California Statewide Community Development Authority, Revenue Bonds, Daughters of	1/22 at 100.00	N/R	81,626
	Charity Health System, Series 2005G, 5.500%, 7/01/24 (5),(6)
37	California Statewide Community Development Authority, Revenue Bonds, Daughters of	1/22 at 100.00	N/R	37,193
	Charity Health System, Series 2005H, 5.750%, 7/01/25 (5),(6)
25,000	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled	11/22 at 23.48	N/R	5,394,500
	Tobacco Securitization Program, Series 2006A, 0.000%, 6/01/46
2,500	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	4/32 at 100.00	N/R	1,522,750
	Vineyard Gardens Apartments, Senior Lien Series 2021A, 3.250%, 10/01/58, 144A
2,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Wood	6/32 at 100.00	N/R	1,335,280
	Creek Apartments, Mezzanine Lien Series 2021A-2, 4.000%, 12/01/58
55,565	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	12/31 at 27.75	N/R	4,654,124
	Asset-Backed Bonds, Capital Appreciation Series 2021B-2, 0.000%, 6/01/66
615	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/31 at 100.00	Aa3	611,937
	Airport, Refunding Subordinate Lien Series 2021A. Private Activity, 5.000%, 5/15/39, (AMT)
131,744	Total California			51,649,610
	Colorado – 12.4% (7.0% of Total Investments)
3,000	Aurora Highlands Community Authority Board, Adams County, Colorado, Special Tax Revenue	12/28 at 103.00	N/R	2,519,460
	Bonds, Refunding & Improvement Series 2021A, 5.750%, 12/01/51
2,000	Bradley Heights Metropolitan District 2, Colorado Springs, El Paso County, Colorado,	9/26 at 103.00	N/R	1,403,640
	General Obligation Limited Tax Bonds, Series 2021A-3, 4.750%, 12/01/51
1,000	Broadway Station Metropolitan District 3, Denver City and County, Colorado, General	6/24 at 103.00	N/R	759,540
	Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A, 5.000%, 12/01/49
1,000	Broadway Station Metropolitan District 3, Denver City and County, Colorado, General	6/24 at 79.97	N/R	600,940
	Obligation Limited Tax Bonds, Subordinate Convertible to Senior Capital Appreciation Series
	2019B, 0.000%, 12/01/49 (4)
500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds	10/27 at 100.00	N/R	418,970
	World Compass Academy Project, Series 2017, 5.375%, 10/01/37
3,145	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	3/32 at 100.00	Ba2	2,769,896
	Belle Creek Charter School, Series 2022A, 5.250%, 3/15/52, 144A
	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,
	Loveland Classical Schools Project, Series 2016:
525	3.750%, 7/01/26, 144A	No Opt. Call	BB	491,542
500	5.000%, 7/01/36, 144A	7/26 at 100.00	BB	452,910
10,170	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Rocky Mountain	10/27 at 100.00	Ba1	8,432,862
	Classical Academy Project, Refunding Series 2019, 5.000%, 10/01/59, 144A
12,485	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	8,003,759
	Series 2019A-2, 3.250%, 8/01/49
2,100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	11/32 at 100.00	N/R	2,079,903
	Series 2022A, 5.250%, 11/01/52, (UB) (7)
1,000	Copper Ridge Metropolitan District, Colorado Springs, Colorado, Tax Increment and Sales	12/24 at 103.00	N/R	872,150
	Tax Supported Revenue Bonds, Series 2019, 5.000%, 12/01/39
2,000	Crossroads Metropolitan District 1, El Paso County, Colorado, Limited Tax General	12/29 at 103.00	N/R	1,776,260
	Obligation and Special Revenue Bonds, Series 2022, 6.500%, 12/01/51
14,000	Hess Ranch Metropolitan District 6, Parker, Colorado, Limited Tax General Obligation	3/25 at 93.28	N/R	9,409,400
	Bonds, Convertible Capital Appreciation Series 2020A-2, 0.000%, 12/01/49 (4)
5,500	Hess Ranch Metropolitan District 6, Parker, Colorado, Limited Tax General Obligation	3/25 at 103.00	N/R	4,477,330
	Bonds, Series 2020A-1, 5.000%, 12/01/49

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,075	Indy Oak Tod Metropolitan District, Lakewood, Jefferson County, Colorado, Limited Tax	6/25 at 103.00	N/R	$ 936,497
	General Obligation Bonds, Convertible to Unlimited Tax Series 2020A, 5.500%, 12/01/50, 144A
500	Iron Mountain Metropolitan District 2, Windsor, Weld County, Colorado, Limited Tax	12/24 at 103.00	N/R	409,040
	General Obligation Bonds, Refunding & Improvement Series 2019A, 5.000%, 12/01/49
500	Johnstown North Metropolitan District 2, Johnstown, Colorado, General Obligation Bonds,	12/27 at 103.00	N/R	483,270
	Refunding & Improvement Series 2022A, 7.000%, 8/15/52 (WI/DD, Settling 11/02/22)
1,000	Lanterns Metropolitan District 2, Castle Rock, Douglas County, Colorado, Limited Tax	9/26 at 103.00	N/R	694,870
	General Obligation Bonds, Series 2021A-3, 4.500%, 12/01/50
500	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds,	12/25 at 100.00	N/R	476,055
	Refunding Series 2016, 4.000%, 12/01/26
1,000	North Range Metropolitan District 3, Adams County, Colorado, Limited Tax General	12/25 at 103.00	N/R	808,170
	Obligation Bonds, Series 2020A-3, 5.250%, 12/01/50
515	North Vista Highlands Metropolitan District 3, Pueblo County, Colorado, Limited Tax	3/25 at 103.00	N/R	436,236
	General Obligation Bonds, Series 2020, 5.125%, 12/01/49
	Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds,
	Series 2019:
5,000	5.000%, 12/01/39	12/24 at 103.00	N/R	4,490,950
5,000	5.000%, 12/01/49	12/24 at 103.00	N/R	4,171,600
1,000	Palisade Metropolitan District 2, Broomfield County, Colorado, General Obligation	12/24 at 103.00	N/R	853,480
	Limited Tax Bonds, Subordinate Series 2019, 7.250%, 12/15/49
705	Penrith Park Metropolitan District, Adams County, Colorado, General Obligation Limited	12/24 at 103.00	N/R	590,740
	Tax Bonds, Series 2019A, 5.000%, 12/01/49
4,445	Pioneer Community Authority Board (Weld County, Colorado), Special Revenue Bonds, Series	6/29 at 103.00	N/R	3,997,700
	2022, 6.500%, 12/01/34
5,000	Sagebrush Farm Metropolitan District 1, Aurora, Adams County, Colorado, General	12/29 at 103.00	N/R	4,608,050
	Obligation Limited Tax Bonds, Series 2022A, 6.750%, 12/01/52
1,200	Sky Ranch Community Authority Board, Arapahoe County, Colorado, Limited Tax Supported	12/24 at 102.00	N/R	1,097,064
	District 1 Revenue Bonds, Senior Series 2019A, 5.000%, 12/01/49
880	Sky Ranch Community Authority Board, Arapahoe County, Colorado, Limited Tax Supported	12/24 at 102.00	N/R	913,598
	District 1 Revenue Bonds, Subordinate Series 2019B, 7.625%, 12/15/49
500	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General	12/24 at 103.00	N/R	425,185
	Obligation and Special Revenue Bonds, Refunding & improvement Series 2019A, 5.000%, 12/01/49
760	Talon Pointe Metropolitan District, Adams County, Colorado, Limited Tax General	12/25 at 103.00	N/R	588,719
	Obligation Bonds, Convertible to Unlimited Tax Refunding & Improvement Series 2019A,
	5.250%, 12/01/51
	Thompson Crossing Metropolitan District 4, Johnstown, Larimer County, Colorado, General
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2019:
1,400	5.000%, 12/01/39	9/24 at 103.00	N/R	1,259,972
2,125	5.000%, 12/01/49	9/24 at 103.00	N/R	1,783,300
1,000	Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado,	3/26 at 103.00	N/R	737,450
	General Obligation Limited Bonds, Series 2021A-1, 5.000%, 12/01/51
1,000	Ward TOD Metropolitan District 1, Wheat Ridge, Jefferson County, Colorado, Limited Tax	12/24 at 103.00	N/R	835,450
	General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.000%, 12/01/49
1,000	Willow Bend Metropolitan District, City of Thornton, Adams County, Colorado, Limited Tax	9/24 at 103.00	N/R	828,540
	General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.000%, 12/01/49
95,030	Total Colorado			75,894,498
	District of Columbia – 3.0% (1.7% of Total Investments)
87,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	12/22 at 23.49	N/R	16,857,990
	Bonds, Series 2006A, 0.000%, 6/15/46
2,000	District of Columbia, Revenue Bonds, Saint Paul on Fouth Street, Inc., Series 2019A,	5/30 at 100.00	N/R	1,379,540
	5.250%, 5/15/55, 144A
89,000	Total District of Columbia			18,237,530

NMCO	Nuveen Municipal Credit Opportunities Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida – 23.6% (13.4% of Total Investments)
	Academical Village Community Development District, Davie, Florida, Special Assessment
	Revenue Bonds, Series 2020:
$ 2,000	3.625%, 5/01/40	5/30 at 100.00	N/R	$ 1,520,300
1,000	4.000%, 5/01/51	5/30 at 100.00	N/R	754,600
	Cape Coral Health Facilities Authority, Florida, Senior Housing Revenue Bonds, Gulf Care
	Inc. Project, Series 2015:
4,370	5.875%, 7/01/40, 144A	7/25 at 100.00	N/R	3,895,768
2,500	6.000%, 7/01/45, 144A	7/25 at 100.00	N/R	2,199,700
	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, Franklin
	Academy Projects, Series 2020:
140	5.000%, 12/15/35, 144A	7/26 at 100.00	N/R	130,654
100	5.000%, 12/15/50, 144A	7/26 at 100.00	N/R	84,816
100	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, Imagine School at	12/30 at 100.00	Ba1	85,144
	Land O’Lakes Project, Series 2020A, 5.000%, 12/15/49, 144A
1,950	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, Pineapple Cove	1/29 at 100.00	N/R	1,767,812
	Classical Academy, Series 2019A, 5.125%, 7/01/39, 144A
725	Capital Trust Agency, Florida, Revenue Bonds, Provision CARES Proton Therapy Center,	6/28 at 100.00	N/R	152,246
	Orlando Project, Series 2018, 7.500%, 6/01/48, 144A 2018 1 (5)
1,000	Capital Trust Agency, Florida, Revenue Bonds, Tuscan Gardens Senior Living Community	12/22 at 103.00	N/R	727,500
	Project, Series 2015A, 7.000%, 4/01/49 (5)
	Capital Trust Agency, Florida, Senior Living Facilities Revenue Bonds, Elim Senior
	Housing, Inc. Project, Series 2017:
1,490	5.625%, 8/01/37, 144A	8/24 at 103.00	N/R	1,107,129
3,735	5.875%, 8/01/52, 144A	8/24 at 103.00	N/R	2,504,467
2,085	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria	6/23 at 100.00	BBB–	2,083,290
	University, Refunding Series 2013A, 6.125%, 6/01/43
170	Cypress Preserve Community Development District, Pasco County, Florida, Special	11/29 at 100.00	N/R	132,299
	Assessment Bonds, Assessment Area 2, Series 2019, 4.125%, 11/01/50
	Epperson North Community Development District, Florida, Capital Improvement Revenue
	Bonds, Assessment Area 1, Series 2018A-1:
1,000	5.500%, 11/01/39, 144A	11/29 at 100.00	N/R	977,750
1,000	5.750%, 11/01/49, 144A	11/29 at 100.00	N/R	968,760
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Miami
	Arts Charter School Projects, Series 2014:
165	5.000%, 6/15/24, 144A	No Opt. Call	N/R	160,357
2,500	5.875%, 6/15/34, 144A	6/24 at 100.00	N/R	2,184,800
5,795	6.000%, 6/15/44, 144A	6/24 at 100.00	N/R	4,728,314
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Pepin
	Academies of Pasco County Inc., Series 2020A:
2,435	5.000%, 1/01/40, 144A	1/27 at 100.00	N/R	2,164,106
500	5.000%, 1/01/50, 144A	1/27 at 100.00	N/R	419,315
1,575	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Southwest	6/27 at 100.00	N/R	1,404,364
	Charter Foundation Inc Projects, Series 2017A, 6.000%, 6/15/37, 144A
29,865	Florida Development Finance Corporation, Florida, Surface Transportation Facility	1/24 at 107.00	N/R	25,289,682
	Revenue Bonds, Brightline Passenger Rail Project, Green Series 2019B, 7.375%, 1/01/49,
	(AMT), 144A
	Florida Development Finance Corporation, Florida, Surface Transportation Facility
	Revenue Bonds, Virgin Trains USA Passenger Rail Project, Series 2019A:
7,535	6.250%, 1/01/49, (AMT), (Mandatory Put 1/01/24), 144A	12/22 at 102.00	N/R	7,176,711
3,200	6.375%, 1/01/49, (AMT), (Mandatory Put 1/01/26), 144A	12/22 at 103.00	N/R	2,883,680
41,225	6.500%, 1/01/49, (AMT), (Mandatory Put 1/01/29), 144A	12/22 at 103.00	N/R	36,323,347
10,000	Florida Development Finance Corporation, Revenue Bonds, Brightline Passenger Rail	12/22 at 102.00	N/R	9,789,100
	Expansion Project, Series 2022A, 7.250%, 7/01/57, (AMT), (Mandatory Put 10/03/23), 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 3,000	Florida Development Finance Corporation, Senior Living Revenue Bonds, Glenridge on	6/28 at 103.00	N/R	$ 2,313,900
	Palmer Ranch Project, Refunding Series 2021, 5.000%, 6/01/51
2,500	Greater Orlando Aviation Authority, Florida, Special Purpose Airport Facilities Revenue	5/23 at 100.00	N/R	2,505,000
	Bonds, JetBlue Airways Corporation, Series 2013, 5.000%, 11/15/26, (AMT)
1,180	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee	12/22 at 100.00	BB–	1,177,534
	County Community Charter Schools, Series 2007A, 5.250%, 6/15/27
	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue
	Bonds, Preserve Project, Series 2017A:
1,000	5.375%, 12/01/32, 144A	12/22 at 105.00	N/R	804,520
1,100	5.625%, 12/01/37, 144A	12/22 at 105.00	N/R	834,647
1,300	5.750%, 12/01/52, 144A	12/22 at 105.00	N/R	880,139
690	LT Ranch Community Development District, Sarasota County, Florida, Capital Improvement	5/30 at 100.00	N/R	575,419
	Revenue Bonds, Series 2019, 4.000%, 5/01/40
2,425	Mandarin Grove Community Development District, Manatee County, Florida, Special	5/42 at 100.00	N/R	2,381,738
	Assessment Revenue Bonds, 2022 Project Series 2022, 6.625%, 5/01/53, 144A (WI/DD,
	Settling 11/03/22)
	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami
	Jewish Health System Inc. Project, Series 2017:
1,260	5.000%, 7/01/26	No Opt. Call	BB+	1,200,704
1,000	5.000%, 7/01/27	No Opt. Call	BB+	940,650
1,410	Miami World Center Community Development District, Miami-Dade County, Florida, Special	11/27 at 100.00	N/R	1,354,939
	Assessment Bonds, Series 2017, 5.125%, 11/01/39
2,410	Middleton Community Development District A, Florida, Special Assessment Revenue Bonds,	11/30 at 100.00	N/R	2,358,330
	Series 2022, 6.200%, 5/01/53, 144A
4,935	North Springs Improvement District, Browaard County, Florida, Special Assessment Bonds,	5/28 at 100.00	N/R	4,719,341
	Area C, Series 2017, 5.000%, 5/01/38
500	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding &	10/29 at 40.38	BBB+	67,575
	Improvement Capital Appreciation Series 2019A-2, 0.000%, 10/01/54
100	Parker Road Community Development District, Florida, Capital Improvement Revenue Bonds,	5/30 at 100.00	N/R	79,202
	Refunding Series 2020, 3.875%, 5/01/40
125	Portico Community Development District, Lee County, Florida, Special Assessment,	5/30 at 100.00	N/R	97,773
	Refunding Improvement Series 2020-1, 3.500%, 5/01/37
	Seminole County Industrial Development Authority, Florida, Retirement Facility Revenue
	Bonds, Legacy Pointe At UCF Project, Series 2019A:
3,970	5.500%, 11/15/49	11/26 at 103.00	N/R	3,170,958
2,440	5.750%, 11/15/54	11/26 at 103.00	N/R	1,986,624
2,395	Three Rivers Community Development District, Florida, Special Assessment Revenue Bonds,	5/29 at 100.00	N/R	2,075,986
	Series 2019A-1, 4.750%, 5/01/50
70	Three Rivers Community Development District, Florida, Special Assessment Revenue Bonds,	No Opt. Call	N/R	67,810
	Series 2019A-2, 4.750%, 5/01/29
1,680	Twin Creeks North Community Development District, Florida, Special Assessment Bonds,	11/31 at 100.00	N/R	1,660,327
	Master Infrastructure Improvements, Series 2016A-1, 6.375%, 11/01/47
500	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of	No Opt. Call	N/R	483,620
	Development 1, Series 2017, 4.000%, 5/01/27
900	Westside Community Development District, Florida, Special Assessment Revenue Bonds,	5/29 at 100.00	N/R	781,758
	Refunding Series 2019, 4.125%, 5/01/38, 144A
165,050	Total Florida			144,134,505
	Georgia – 2.5% (1.4% of Total Investments)
	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds,
	Georgia Proton Treatment Center Project, Current Interest Series 2017A-1:
1,250	6.500%, 1/01/29 (5)	1/28 at 100.00	N/R	662,500
7,030	6.750%, 1/01/35 (5)	1/28 at 100.00	N/R	3,725,900
18,430	7.000%, 1/01/40 (5)	1/28 at 100.00	N/R	9,767,900

NMCO	Nuveen Municipal Credit Opportunities Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$ 441	Georgia Local Governments, Certificates of Participation, Georgia Municipal Association,	No Opt. Call	Baa2	$ 450,115
	Series 1998A, 4.750%, 6/01/28 – NPFG Insured
850	White County Development Authority, Georgia, Revenue Bonds Truett McConnell University,	10/26 at 103.00	N/R	707,982
	Series 2019, 5.125%, 10/01/39
28,001	Total Georgia			15,314,397
	Guam – 0.3% (0.2% of Total Investments)
2,105	Guam Government, General Obligation Bonds, Series 2019, 5.000%, 11/15/31, (AMT)	5/29 at 100.00	Ba1	2,049,217
	Hawaii – 0.1% (0.1% of Total Investments)
1,150	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Chaminade	1/25 at 100.00	BB+	940,666
	University of Honolulu, Series 2015A, 5.000%, 1/01/45, 144A
	Illinois – 15.1% (8.6% of Total Investments)
2,800	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, 5.000%,	1/26 at 100.00	BBB+	2,651,516
	1/01/38, (UB)
5,000	Chicago, Illinois, General Obligation Bonds, Series 2019A, 5.500%, 1/01/49, (UB)	1/29 at 100.00	BBB+	4,845,200
3,965	Chicago, Illinois, General Obligation Bonds, VAribale Rate Demand Series 2007F, 5.500%,	1/25 at 100.00	BBB+	3,868,532
	1/01/42, (UB)
325	Evergreen Park, Cook County, Illinois, Sales Tax Revenue Bonds, Evergreen Plaza	12/29 at 100.00	N/R	260,611
	Development Project, Senior Lien Series 2019A, 4.375%, 12/01/36, 144A
10,850	Illinois Finance Authority, Revenue Bonds, Admiral at the Lake Project, Refunding Series	5/24 at 103.00	N/R	7,135,177
	2017, 5.250%, 5/15/54
5,000	Illinois Finance Authority, Student Housing Revenue Bonds, CHF-Collegiate Housing	7/25 at 100.00	B–	3,608,300
	Foundation – Cook LLC Northeastern Illinois University Project, Series 2015A, 5.000%, 7/01/47
9,945	Illinois State, General Obligation Bonds, June Series 2022A, 5.500%, 3/01/47, (UB) (7)	3/32 at 100.00	BBB+	9,628,550
4,840	Illinois State, General Obligation Bonds, May Series 2018A, 5.000%, 5/01/32	5/28 at 100.00	BBB	4,807,136
890	Illinois State, General Obligation Bonds, May Series 2020, 5.500%, 5/01/39	5/30 at 100.00	BBB	894,717
14,600	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/28	11/27 at 100.00	BBB	14,625,404
	Illinois State, General Obligation Bonds, November Series 2019C:
15,000	4.000%, 11/01/43	11/29 at 100.00	BBB	11,708,700
4,000	4.000%, 11/01/44	11/29 at 100.00	BBB	3,092,280
7,935	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/29 at 100.00	BBB+	7,273,380
	Bonds, Refunding Series 2020A, 5.000%, 6/15/50
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Series 2012B:
3,135	0.000%, 12/15/50	No Opt. Call	BBB+	568,344
2,500	0.000%, 12/15/51	No Opt. Call	BBB+	425,475
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Series 2017A:
22,000	0.000%, 12/15/56 – BAM Insured	No Opt. Call	AA	3,359,840
22,500	0.000%, 12/15/56 – AGM Insured	No Opt. Call	AA	3,436,200
4,565	5.000%, 6/15/57	12/27 at 100.00	BBB+	4,135,023
10,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	No Opt. Call	AA	1,527,200
	Bonds, Series 2017B, 0.000%, 12/15/56 – AGM Insured
500	Morton Grove, Illinois, Tax Increment Revenue Bonds, Sawmill Station Redevelopment	1/26 at 100.00	N/R	428,735
	Project, Senior Lien Series 2019, 5.000%, 1/01/39
	Northern Illinois University, Auxiliary Facilities System Revenue Bonds, Series 2021:
425	4.000%, 10/01/39 – BAM Insured	4/31 at 100.00	AA	368,003
800	4.000%, 10/01/40 – BAM Insured	4/31 at 100.00	AA	686,168
700	4.000%, 10/01/41 – BAM Insured	4/31 at 100.00	AA	595,973

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds, Second
	Lien Series 2020A:
$ 150	4.000%, 1/01/38	1/30 at 100.00	AA–	$ 132,582
120	4.000%, 1/01/39	1/30 at 100.00	AA–	105,041
1,000	Yorkville United City Business District, Illinois, Storm Water and Water Improvement	11/22 at 100.00	N/R	430,000
	Project Revenue Bonds, Series 2007, 4.800%, 1/01/26 (5)
897	Yorkville United City, Kendall County, Illinois, Sales Tax Revenue Bonds, Kendall	11/22 at 100.00	N/R	896,615
	Marketplace Project, Series 2007, 6.000%, 1/01/26
850	Yorkville, Illinois, Special Tax Bonds, Special Service Area 2006-113 Cannoball &	12/22 at 100.00	N/R	831,079
	Beecher, Series 2007, 5.750%, 3/01/28
155,292	Total Illinois			92,325,781
	Indiana – 1.0% (0.6% of Total Investments)
140	Anderson, Indiana, Multifamily Housing Revenue Bonds, Sweet Galilee at the Wigwam	1/27 at 102.00	N/R	109,715
	Project, Series 2020A, 5.375%, 1/01/40, 144A
3,105	Indiana Finance Authority, Educational Facilities Revenue Bonds, Earlham College,	10/23 at 100.00	N/R	3,112,266
	Refunding Series 2013, 5.000%, 10/01/32
500	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel	11/30 at 100.00	B–	550,180
	Corporation Project, Series 2020, 6.750%, 5/01/39, (AMT)
2,325	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series	1/24 at 100.00	N/R	2,378,824
	2013, 7.000%, 1/01/44, (AMT)
6,070	Total Indiana			6,150,985
	Iowa – 1.2% (0.7% of Total Investments)
8,540	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc.	12/22 at 100.00	BBB–	7,429,629
	Project, Series 2012, 4.750%, 8/01/42
	Kansas – 1.1% (0.6% of Total Investments)
1,365	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation	9/25 at 100.00	N/R	1,197,324
	Bonds, Vacation Village Project Area 1 and 2A, Series 2015, 5.750%, 9/01/32
6,475	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation	3/29 at 103.00	N/R	5,712,439
	Bonds, Village East Project Areas 2B 3 and 5, Series 2022, 5.750%, 3/01/41, 144A
7,840	Total Kansas			6,909,763
	Louisiana – 1.8% (1.0% of Total Investments)
6,825	Louisiana Local Government Environmental Facilities and Community Development Authority,	11/29 at 100.00	N/R	4,924,920
	Louisiana, Revenue Bonds, Jefferson Parish GOMESA Project, Series 2019, 4.000%, 11/01/44, 144A
260	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Lake Charles College Prep	6/27 at 100.00	N/R	190,544
	Project, Series 2019A, 5.000%, 6/01/58, 144A
	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Tulane University,
	Refunding Series 2020A:
1,765	4.000%, 4/01/50	4/30 at 100.00	A+	1,436,569
235	4.000%, 4/01/50, (Pre-refunded 4/01/30)	4/30 at 100.00	N/R (8)	241,321
200	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series	No Opt. Call	BB–	209,998
	2008, 6.100%, 6/01/38, (Mandatory Put 6/01/30), 144A
1,235	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series	6/30 at 100.00	BB–	1,300,060
	2010, 6.350%, 7/01/40, 144A
800	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series	6/30 at 100.00	BB–	842,144
	2010A, 6.350%, 10/01/40, 144A
695	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series	No Opt. Call	BB–	729,743
	2010B, 6.100%, 12/01/40, (Mandatory Put 6/01/30), 144A
1,085	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series	No Opt. Call	BB–	1,106,754
	2011, 5.850%, 8/01/41, (Mandatory Put 6/01/25), 144A
13,100	Total Louisiana			10,982,053

NMCO	Nuveen Municipal Credit Opportunities Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland – 0.5% (0.3% of Total Investments)
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
$ 1,480	5.000%, 9/01/24	No Opt. Call	CCC	$ 1,458,111
1,000	5.000%, 9/01/39	9/27 at 100.00	CCC	859,270
680	5.000%, 9/01/46	9/27 at 100.00	CCC	564,971
3,160	Total Maryland			2,882,352
	Massachusetts – 0.7% (0.4% of Total Investments)
1,620	Lowell, Massachusetts, Collegiate Charter School Revenue Bonds, Series 2019,	6/26 at 100.00	N/R	1,365,514
	5.000%, 6/15/54
3,900	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue,	7/27 at 100.00	B–	3,073,356
	Series 2017, 5.000%, 7/01/42
5,520	Total Massachusetts			4,438,870
	Michigan – 0.5% (0.3% of Total Investments)
40	Advanced Technology Academy, Michigan, Public School Academy Revenue Bonds, Refunding	11/27 at 102.00	BB	34,109
	Series 2019, 5.000%, 11/01/44
74,130	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue	6/33 at 11.41	N/R	2,933,324
	Bonds, Capital Appreciation Turbo Term Series 2008C, 0.000%, 6/01/58
74,170	Total Michigan			2,967,433
	Minnesota – 1.0% (0.5% of Total Investments)
500	Bethel, Minnesota Charter School Lease Revenue Bonds, Partnership Academy Project,	7/26 at 102.00	N/R	385,150
	Series 2018A, 5.000%, 7/01/53
1,300	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Athlos Leadership Academy	7/25 at 100.00	N/R	1,052,064
	Project, Series 2015A, 5.750%, 7/01/46
2,440	Columbia Heights, Minnesota, Charter School Lease Revenue Bonds, Prodeo Academy Project,	7/27 at 102.00	N/R	1,918,596
	Series 2019A, 5.000%, 7/01/54
130	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Friendship Academy of the	12/27 at 100.00	N/R	104,603
	Arts Project, Series 2019A, 5.250%, 12/01/52, 144A
30	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Northeast College Prep	7/30 at 100.00	N/R	25,367
	Project, Series 2020A, 5.000%, 7/01/40
2,040	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Athlos Academy, Series	6/30 at 102.00	N/R	1,710,356
	2022A, 5.875%, 6/01/57, 144A
1,000	Scanlon, Minnesota, Health Care Facilities Revenue Bonds, Duluth Health Services	3/25 at 101.00	N/R	658,160
	Project, Refunding Series 2020, 3.950%, 3/01/50
7,440	Total Minnesota			5,854,296
	Missouri – 0.2% (0.1% of Total Investments)
315	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series	8/26 at 100.00	BBB–	252,435
	2016, 4.000%, 8/01/38
1,500	Land Clearance for Redevelopment Authority of Kansas City, Missouri, Project Revenue	2/28 at 100.00	N/R	996,465
	Bonds, Convention Center Hotel Project – TIF Financing, Series 2018B, 5.000%, 2/01/50, 144A
1,815	Total Missouri			1,248,900
	Nevada – 2.8% (1.6% of Total Investments)
9,385	Director of Nevada State Department of Business & Industry, Environmental Improvement	8/28 at 100.00	N/R	8,101,132
	Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2018, 6.950%, 2/15/38,
	(AMT), 144A
2,000	Director of Nevada State Department of Business & Industry, Environmental Improvement	2/31 at 100.00	N/R	1,674,800
	Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2020, 6.750%, 2/15/38, 144A
	Director of Nevada State Department of Business & Industry, Environmental Improvement
	Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Series 2017:
1,964	5.875%, 12/15/27, (AMT), 144A 2021 2021	No Opt. Call	N/R	1,993,146
340	6.250%, 12/15/37, (AMT), 144A	12/27 at 100.00	N/R	293,373

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada (continued)
$ 2,750	Director of Nevada State Department of Business & Industry, Environmental Improvement	8/29 at 100.00	N/R	$ 2,091,760
	Revenue Bonds, Fulcrum Sierra Holdings LLC, Green Series 2019, 5.750%, 2/15/38, (AMT), 144A
28,000	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Capital Appreciation Bonds,	7/38 at 31.26	N/R	2,880,080
	ReTrac-Reno Transportation Rail Access Corridor Project, Series 2018C, 0.000%, 7/01/58, 144A
44,439	Total Nevada			17,034,291
	New Hampshire – 0.1% (0.0% of Total Investments)
470	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta	7/23 at 100.00	B1	403,993
	Project, Refunding Series 2018C, 4.875%, 11/01/42, (AMT), 144A
	New Jersey – 4.3% (2.4% of Total Investments)
4,000	New Jersey Economic Development Authority Revenue Bonds, Black Horse EHT Urban Renewal	10/27 at 102.00	N/R	3,072,400
	LLC Project, Series 2019A, 5.000%, 10/01/39, 144A
1,500	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project,	1/24 at 100.00	N/R	1,346,325
	Series 2014, 5.000%, 1/01/34
5,475	New Jersey Economic Development Authority, Revenue Bonds, White Horse HMT Urban Renewal	1/28 at 102.00	N/R	4,083,693
	LLC Project, Series 2020, 5.000%, 1/01/40, 144A
7,500	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental	12/22 at 100.00	Ba3	7,503,825
	Airlines Inc., Refunding Series 2012, 5.750%, 9/15/27, (AMT)
2,500	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental	12/22 at 101.00	Ba3	2,460,500
	Airlines Inc., Series 1999, 5.250%, 9/15/29, (AMT)
15,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	Baa1	5,900,850
	2009A, 0.000%, 12/15/39
	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Subordinate
	Series 2017B:
1,260	5.000%, 1/01/37, (AMT)	1/28 at 100.00	Baa1	1,224,254
500	5.000%, 1/01/42, (AMT)	1/28 at 100.00	Baa1	461,085
37,735	Total New Jersey			26,052,932
	New Mexico – 1.1% (0.6% of Total Investments)
9,500	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian	8/29 at 100.00	AA	6,312,750
	Healthcare Services, Series 2019A, 3.000%, 8/01/48
825	Winrock Town Center Tax Increment Development District 1, Albuquerque, New Mexico, Gross	11/23 at 103.00	N/R	707,042
	Receipts Tax Increment Bonds, Subordinate Lien Series 2020, 8.000%, 5/01/40, 144A
10,325	Total New Mexico			7,019,792
	New York – 11.7% (6.6% of Total Investments)
950	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College	11/24 at 100.00	BB	895,090
	of New York, Series 2014, 5.250%, 11/01/34
2,910	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter	12/30 at 100.00	N/R	2,083,705
	School, Series 2020A-1, 5.500%, 6/01/55, 144A
1,590	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter	12/30 at 100.00	N/R	1,152,543
	School, Series 2020C-1, 5.000%, 6/01/55, 144A
450	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group,	8/28 at 100.00	BBB–	354,708
	Series 2018A, 4.000%, 8/01/38
36,150	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	12/22 at 5.99	N/R	1,611,567
	Asset-Backed Bonds, Series 2006A, 0.000%, 6/01/60, 144A
650	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The	2/30 at 100.00	N/R	594,107
	Academy Charter School Project, Series 2020A, 5.730%, 2/01/50
1,570	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	5/30 at 100.00	A3	1,478,657
	Climate Bond Certified Series 2020C-1, 5.250%, 11/15/55
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/23 at 100.00	A3	4,962,650
	2014A-1, 5.250%, 11/15/39

NMCO	Nuveen Municipal Credit Opportunities Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 380	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Academy of	7/32 at 100.00	N/R	$ 345,439
	Health Sciences Charter School Project, Social Impact Series 2022, 5.875%, 7/01/52, 144A
14,750	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	12,959,350
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade
	Center Project, Class 2 Series 2014:
3,235	5.150%, 11/15/34, 144A	11/24 at 100.00	N/R	3,089,587
6,960	5.375%, 11/15/40, 144A	11/24 at 100.00	N/R	6,639,144
1,740	New York Transportation Development Corporation, New York, Special Facilities Bonds,	7/24 at 100.00	BBB	1,635,530
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.250%, 1/01/50, (AMT)
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding
	Series 2016:
6,690	5.000%, 8/01/26, (AMT)	11/22 at 100.00	B	6,664,645
3,000	5.000%, 8/01/31, (AMT)	11/22 at 100.00	B	2,947,680
875	New York Transportation Development Corporation, New York, Special Facility Revenue	8/30 at 100.00	B	852,128
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Series 2020,
	5.375%, 8/01/36, (AMT)
10,000	Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	6/31 at 27.72	N/R	834,700
	Asset-Backed Bonds, Series 2021B-2, 0.000%, 6/01/66
	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel
	Center Project, Refunding Series 2016A:
2,950	5.000%, 1/01/32, (AMT)	1/26 at 100.00	Caa1	2,251,440
3,000	5.000%, 1/01/33, (AMT)	1/26 at 100.00	Caa1	2,227,620
2,500	5.000%, 1/01/35, (AMT)	1/26 at 100.00	Caa1	1,782,975
2,775	5.000%, 1/01/36, (AMT)	1/26 at 100.00	Caa1	1,937,061
16,200	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	13,853,754
124,325	Total New York			71,154,080
	North Dakota – 0.2% (0.1% of Total Investments)
1,500	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series	6/28 at 100.00	BBB–	1,201,020
	2017C, 5.000%, 6/01/48
	Ohio – 11.1% (6.3% of Total Investments)
69,235	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 22.36	N/R	6,920,038
	Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2,
	0.000%, 6/01/57
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1:
195	3.000%, 6/01/48	6/30 at 100.00	BBB+	126,892
3,000	4.000%, 6/01/48	6/30 at 100.00	BBB+	2,378,820
14,405	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	12,141,398
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
410	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center	12/22 at 100.00	N/R (8)	410,533
	Project, Liberty Community Authority, Series 2014C, 5.000%, 12/01/24, (Pre-refunded 12/01/22)
7,610	Cleveland, Ohio, Airport Special Revenue Bonds, Continental Airlines Inc. Project,	12/22 at 100.00	Ba3	7,596,302
	Series 1998, 5.375%, 9/15/27, (AMT)
	Evans Farm New Community Authority, Ohio, Community Development Charge Revenue Bonds,
	Evans Farm Mixed-Use Project, Series 2020:
2,170	3.750%, 12/01/38	6/29 at 100.00	N/R	1,633,858
140	4.000%, 12/01/46	6/29 at 100.00	N/R	101,795
5,000	Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds,	12/29 at 100.00	BBB–	4,502,450
	Greater Columbus Convention Center Hotel Expansion Project, Series 2019, 5.000%, 12/01/51
930	Hilliard Hickory Chase Community Authority, Ohio, Infrastructure Improvement Revenue	12/29 at 100.00	N/R	792,872
	Bonds, Hickory Chase Project, Senior Series 2019A, 5.000%, 12/01/40, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 5,020	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds,	No Opt. Call	N/R	$ 6,275
	FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/23
15,950	Ohio Air Quality Development Authority, Ohio, Exempt Facilities Revenue Bonds, AMG	7/29 at 100.00	B–	13,467,542
	Vanadium Project, Series 2019, 5.000%, 7/01/49, (AMT), 144A
2,085	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	2,606
	FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23
4,140	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	5,175
	FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (5)
16,350	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	15,115,412
	FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 4.750%, 6/01/33, (Mandatory
	Put 6/01/22)
2,470	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	N/R	3,088
	Generating Corporation Project, Refunding Series 2006A, 3.000%, 5/15/49 (5)
2,000	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	2,500
	Generating Corporation Project, Refunding Series 2010C, 4.000%, 6/01/33
2,510	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	3,138
	Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (5)
1,000	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Tax Increment	11/30 at 100.00	N/R	728,490
	Financing Revenue Bonds, Cooperative Township Public Parking Project, Gallery at Kenwood,
	Senior Lien Series 2019A, 5.000%, 11/01/51
1,000	Southern Ohio Port Authority, Ohio, Facility Revenue Bonds, Purecycle Project, Series	12/27 at 103.00	N/R	803,120
	2020A, 7.000%, 12/01/42, (AMT), 144A
1,000	Southern Ohio Port Authority, Ohio, Facility Revenue Bonds, Purecycle Project, Series	12/26 at 105.00	N/R	966,520
	2020B, 10.000%, 12/01/27, (AMT), 144A
156,620	Total Ohio			67,708,824
	Oklahoma – 1.1% (0.6% of Total Investments)
2,475	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc.,	6/23 at 100.00	N/R	2,461,239
	Refunding Series 2000B, 5.500%, 6/01/35, (AMT)
860	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc.,	6/23 at 100.00	N/R	861,496
	Refunding Series 2001B, 5.500%, 12/01/35, (AMT)
3,475	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc.,	6/25 at 100.00	B–	3,463,220
	Refunding Series 2015, 5.000%, 6/01/35, (AMT), (Mandatory Put 6/01/25)
6,810	Total Oklahoma			6,785,955
	Oregon – 0.1% (0.1% of Total Investments)
100	Oregon Facilities Authority, Revenue Bonds, Metro East Web Academy Project, Series	6/27 at 102.00	N/R	79,843
	2019A, 5.000%, 6/15/49, 144A
1,000	Yamhill County Hospital Authority, Oregon, Revenue Bonds, Friendsview Retirement	11/28 at 103.00	N/R	750,930
	Community, Refunding Series 2021A, 5.000%, 11/15/56
1,100	Total Oregon			830,773
	Pennsylvania – 7.5% (4.3% of Total Investments)
1,125	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental	12/22 at 100.00	B	1,083,780
	Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%,
	8/01/42, (AMT)
	Allegheny County Industrial Development Authority, Pennsylvania, Environmental
	Improvement Revenue Bonds, United States Steel Corp., Refunding Series 2019:
5,970	4.875%, 11/01/24	No Opt. Call	B	5,936,926
6,995	5.125%, 5/01/30	No Opt. Call	B	6,886,088
345	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/31 at 100.00	N/R	325,394
	Bonds, 615 Waterfront Project, Senior Series 2021, 6.000%, 5/01/42, 144A

NMCO	Nuveen Municipal Credit Opportunities Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue
	Bonds, FirstEnergy Generation Project, Refunding Series 2006A:
$ 3,300	4.375%, 1/01/35, (Mandatory Put 7/01/22)	No Opt. Call	N/R	$ 3,291,552
560	3.500%, 4/01/41 (5)	No Opt. Call	N/R	700
1,440	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	1,800
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (5)
1,025	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	1,281
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008A, 2.700%, 4/01/35 (5)
5,355	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	6,694
	Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (5)
1,555	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	4/31 at 100.00	N/R	1,119,165
	Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 3.750%, 10/01/47
2,565	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Alvernia University	10/29 at 100.00	BB+	2,095,451
	Project, Series 2020, 5.000%, 10/01/49
3,100	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital &	11/22 at 100.00	BB–	2,168,977
	Medical Center Project, Series 2012A, 5.000%, 11/01/44
1,000	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds,	12/25 at 100.00	N/R	929,980
	Simpson Senior Services Project, Series 2015A, 5.000%, 12/01/30
	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium
	Charter School Project, Series 2017A:
1,870	5.125%, 10/15/37	4/27 at 100.00	BB	1,732,518
3,250	5.250%, 10/15/47	4/27 at 100.00	BB	2,760,387
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Asbury Pennsylvania
	Obligated Group, Refunding Series 2019:
2,160	5.000%, 1/01/39	1/25 at 104.00	N/R	1,950,696
1,240	5.000%, 1/01/45	1/25 at 104.00	N/R	1,075,315
3,555	Dauphin County General Authority, Pennsylvania, Revenue Bonds, Harrisburg University of	10/28 at 100.00	BB	3,427,838
	Science & Technology Project, Series 2020, 6.250%, 10/15/53, 144A
1,720	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	6/30 at 100.00	N/R	1,500,580
	KDC Agribusiness Fairless Hills LLC Project, Series 2020A-1, 10.000%, 12/01/40, 144A
1,720	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	6/30 at 100.00	N/R	1,500,580
	KDC Agribusiness Fairless Hills LLC Project, Series 2020A-2, 10.000%, 12/01/40, (AMT), 144A
1,270	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	No Opt. Call	N/R	1,084,986
	KDC Agribusiness Fairless Hills LLC Project, Series 2021A, 10.000%, 12/01/31
6,950	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue	9/25 at 100.00	Caa1	5,716,375
	Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 0.000%, 12/01/38 (5)
1,025	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the	11/25 at 100.00	Baa1	1,049,979
	Sciences in Philadelphia, Series 2015A, 5.000%, 11/01/27
545	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Mariana	12/27 at 100.00	N/R	443,281
	Bracetti Academy Project, Series 2020A, 5.375%, 6/15/50, 144A
59,640	Total Pennsylvania			46,090,323
	Puerto Rico – 16.9% (9.6% of Total Investments)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A:
2,070	3.957%, 7/01/29 (5)	12/22 at 100.00	D	1,557,675
3,170	3.957%, 7/01/42 (5)	12/22 at 100.00	D	2,385,425
1,000	3.961%, 7/01/42 (5)	12/22 at 100.00	D	750,000
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT:
130	3.957%, 7/01/21 (5)	No Opt. Call	N/R	97,175
3,750	3.957%, 7/01/26 (5)	12/22 at 100.00	D	2,821,875
310	3.957%, 7/01/32 (5)	12/22 at 100.00	D	233,275
1,860	3.957%, 7/01/37 (5)	12/22 at 100.00	D	1,399,650
1,750	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV, 5.250%,	No Opt. Call	Baa2	1,718,290
	7/01/32 – NPFG Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA:
$ 1,124	3.978%, 7/01/28 (5)	12/22 at 100.00	Ca	$ 845,810
468	3.978%, 7/01/29 (5)	12/22 at 100.00	D	352,170
346	3.978%, 7/01/31 (5)	12/22 at 100.00	Ca	260,365
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010CCC:
2,995	3.957%, 7/01/28 (5)	12/22 at 100.00	Ca	2,253,737
500	3.978%, 7/01/28 (5)	12/22 at 100.00	Ca	376,250
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX:
100	3.978%, 7/01/27 (5)	12/22 at 100.00	D	75,250
4,000	3.978%, 7/01/35 (5)	12/22 at 100.00	D	3,010,000
400	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010ZZ, 3.978%,	12/22 at 100.00	Ca	301,000
	7/01/24 (5)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2013A:
5,000	4.123%, 7/01/33 (5)	7/23 at 100.00	Ca	3,850,000
10,000	4.102%, 7/01/36 (5)	7/23 at 100.00	D	7,675,000
1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2016A-4-RSA-1, 4.371%,	No Opt. Call	N/R	790,000
	7/01/19 (5)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW:
373	3.988%, 7/01/23 (5)	12/22 at 100.00	Ca	281,149
190	3.988%, 7/01/23 (5)	No Opt. Call	N/R	142,737
25	3.978%, 7/01/33 (5)	12/22 at 100.00	Ca	18,813
2,525	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2005L,	No Opt. Call	Baa2	2,451,623
	5.250%, 7/01/35 – NPFG Insured
3,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	AA	2,909,880
	5.250%, 7/01/36 – AGC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured
	2018A-1:
32,702	0.000%, 7/01/46	7/28 at 41.38	N/R	7,122,506
17,550	0.000%, 7/01/51	7/28 at 30.01	N/R	2,731,359
1,750	5.000%, 7/01/58	7/28 at 100.00	N/R	1,505,032
3,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	2,523,600
	Restructured Cofina Project Series 2019A-2, 4.329%, 7/01/40
	Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1:
– (9)	5.625%, 7/01/27	No Opt. Call	N/R	3
4,740	5.750%, 7/01/31	No Opt. Call	N/R	4,777,747
18,533	0.000%, 7/01/33	7/31 at 89.94	N/R	9,446,840
20,704	4.000%, 7/01/33	7/31 at 103.00	N/R	17,562,761
5,638	4.000%, 7/01/37	7/31 at 103.00	N/R	4,498,749
10,182	4.000%, 7/01/41	7/31 at 103.00	N/R	7,770,419
2,012	4.000%, 7/01/46	7/31 at 103.00	N/R	1,465,378
14,717	Puerto Rico, General Obligation Bonds, Vintage CW NT Claims Taxable Series 2022,	No Opt. Call	N/R	6,732,869
	0.000%, 11/01/43
500	University of Puerto Rico, University System Revenue Bonds, Series 2006Q,	12/22 at 100.00	CC	492,265
	5.000%, 6/01/24
178,114	Total Puerto Rico			103,186,677
	South Carolina – 0.1% (0.1% of Total Investments)
430	Berkeley County, South Carolina, Special Assessment Revenue Bonds, Nexton Improvement	11/29 at 100.00	N/R	322,186
	District, Series 2019, 4.375%, 11/01/49
400	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,	1/30 at 100.00	N/R	309,796
	Hilton Head Christian Academy, Series 2020, 5.000%, 1/01/55, 144A
830	Total South Carolina			631,982

NMCO	Nuveen Municipal Credit Opportunities Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee – 2.2% (1.2% of Total Investments)
$ 1,000	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle	No Opt. Call	N/R	$ 592,570
	Project, Capital Appreciation Series 2016B, 0.000%, 12/01/31, 144A
5,000	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle	12/26 at 100.00	N/R	4,483,500
	Project, Series 2016A, 5.125%, 12/01/42, 144A
2,000	Knox County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Bonds,	11/24 at 100.00	N/R	940,000
	Provision Center for Proton Therapy Project, Series 2014, 5.250%, 5/01/25, 144A (5)
1,000	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board,	7/27 at 100.00	N/R	616,640
	Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Series 2017A, 5.625%, 1/01/46
6,590	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities	7/26 at 100.00	A3	6,144,911
	Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A,
	5.000%, 7/01/46
1,500	The Health and Educational Facilities Board of the City of Franklin, Tennessee, Revenue	No Opt. Call	N/R	405,000
	Bonds, Provision Cares Proton Therapy Center, Nashville Project, Series 2017A, 6.500%,
	6/01/27, 144A (5)
17,090	Total Tennessee			13,182,621
	Texas – 3.6% (2.0% of Total Investments)
	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds,
	Refunding First Tier Series 2017A:
500	5.000%, 1/01/31	1/27 at 100.00	BB+	498,270
500	5.000%, 1/01/32	1/27 at 100.00	BB+	495,235
	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds,
	Refunding Second Tier Series 2017B:
540	5.000%, 1/01/25	No Opt. Call	B	533,990
475	5.000%, 1/01/29	1/27 at 100.00	B	458,845
850	5.000%, 1/01/34	1/27 at 100.00	B	785,749
4,665	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines	12/22 at 100.00	Ba3	4,664,767
	Inc. – Terminal Improvement Project, Refunding Series 2011, 6.500%, 7/15/30, (AMT)
650	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc.	7/24 at 100.00	Ba3	641,628
	Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29, (AMT)
250	Leander, Texas, Special Assessment Revenue Bonds, Deerbrooke Public Improvement District	9/26 at 100.00	N/R	225,960
	Southern Improvement Area Project, Series 2017, 4.750%, 9/01/37, 144A
200	Manor, Texas, Special Assessment Revenue Bonds, Lagos Public Improvement District Major	9/30 at 100.00	N/R	164,778
	Improvement Area Project, Series 2020, 4.625%, 9/15/49, 144A
520	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue	8/24 at 100.00	N/R	443,113
	Bonds, Beta Academy, Series 2019A, 5.000%, 8/15/49, 144A
70	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility	No Opt. Call	N/R	55,834
	Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2021A-1,
	7.500%, 11/15/37
445	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility	No Opt. Call	N/R	374,120
	Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2021A-2,
	7.500%, 11/15/36
3,966	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility	11/26 at 105.00	N/R	1,757,420
	Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2021B, 2.000%, 11/15/61
7,850	New Hope Cultural Education Facilities Finance Corporation, Texas, Senior Living Revenue	1/28 at 103.00	N/R	5,819,990
	Bonds, Sanctuary LTC LLC Project, Series 2021A-1, 5.500%, 1/01/57
625	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/26 at 100.00	N/R (8)	655,725
	Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, L.L.C.-Texas A&M University-Corpus
	Christi Project, Series 2016A, 5.000%, 4/01/48, (Pre-refunded 4/01/26)
400	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/24 at 100.00	N/R (8)	408,696
	Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project,
	Series 2014A, 5.000%, 4/01/29, (Pre-refunded 4/01/24)
110	North Richland Hills, Texas, Special Assessment Revenue Bonds, City Point Public	9/30 at 100.00	N/R	97,170
	Improvement District Zone B Project, Series 2019, 5.375%, 9/01/50, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 145	Royse City, Rockwall County, Texas, Special Assessment Revenue Bonds, Waterscape Public	9/27 at 100.00	N/R	$ 125,068
	improvement District Improvement Area 2 Project, Series 2019, 4.750%, 9/15/49, 144A
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement
	Facility Revenue Bonds, C.C. Young Memorial Home Project, Series 2016A:
1,000	0.000%, 2/15/41 (5)	2/27 at 100.00	N/R	650,000
4,575	0.000%, 2/15/48 (5)	2/27 at 100.00	N/R	2,973,750
28,336	Total Texas			21,830,108
	Utah – 0.8% (0.4% of Total Investments)
2,000	Military Installation Development Authority, Utah, Tax Allocation Revenue Bonds, Series	9/26 at 103.00	N/R	1,362,300
	2021A-2, 4.000%, 6/01/52
1,000	Utah Charter School Finance Authority, Charter School Revenue Bonds, Leadership Learning	6/27 at 102.00	N/R	825,150
	Academy Project, Series 2019A, 5.000%, 6/15/50, 144A
2,500	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc., Series 2020A,	5/30 at 100.00	AA+	2,561,200
	5.000%, 5/15/43
5,500	Total Utah			4,748,650
	Virgin Islands – 3.4% (1.9% of Total Investments)
1,585	Matching Fund Special Purpose Securitization Corporation, Virgin Islands, Revenue Bonds,	10/32 at 100.00	N/R	1,562,857
	Series 2022A, 5.000%, 10/01/39
710	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	12/22 at 100.00	N/R	656,864
	Series 2012A, 5.000%, 10/01/32
16,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	10/24 at 100.00	N/R	15,053,600
	Series 2014C, 5.000%, 10/01/30, 144A
295	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital	No Opt. Call	N/R	291,835
	Series 2014A, 5.000%, 10/01/24, 144A
2,000	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Bond	No Opt. Call	N/R	1,869,800
	Anticipation Notes, Senior Series 2021A, 6.750%, 7/01/26, 144A
1,400	West Indian Company Limited, Virgin Islands, Port Facilities Revenue Bonds, WICO	10/29 at 104.00	N/R	1,299,004
	Financing, Series 2022A, 6.375%, 4/01/52, 144A
21,990	Total Virgin Islands			20,733,960
	Virginia – 1.2% (0.7% of Total Investments)
	Roanoke Economic Development Authority, Virginia Residential Care Facility Revenue
	Bonds, Richfield Living, Series 2020:
5,870	5.000%, 9/01/50 (5)	9/27 at 103.00	N/R	3,729,563
4,840	5.125%, 9/01/55 (5)	9/27 at 103.00	N/R	3,057,089
538	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds,	No Opt. Call	N/R	494,738
	Provident Resource Group – Rixey Student Housing Project, Series 2019B, 6.525%, 7/01/52, 144A
	(cash 7.500%, PIK 7.500%)
11,248	Total Virginia			7,281,390
	Washington – 0.3% (0.2% of Total Investments)
1,125	Port of Seattle Industrial Development Corporation, Washington, Special Facilities	4/23 at 100.00	BB+	1,111,005
	Revenue Refunding Bonds, Delta Air Lines, Inc. Project, Series 2012, 5.000%, 4/01/30, (AMT)
1,000	Washington State Housing Finance Commission, Nonprofit Housing Revenue Bonds, Rockwood	1/26 at 103.00	N/R	721,120
	Retirement Communities Project, Series 2020A, 5.000%, 1/01/51, 144A
2,125	Total Washington			1,832,125
	West Virginia – 0.7% (0.4% of Total Investments)
	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue Bonds,
	University Town Centre Economic Opportunity Development District, Refunding & Improvement
	Series 2017A:
3,000	5.500%, 6/01/37, 144A	6/27 at 100.00	N/R	2,943,870
625	5.750%, 6/01/43, 144A	6/27 at 100.00	N/R	614,606

NMCO	Nuveen Municipal Credit Opportunities Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	West Virginia (continued)
$ 1,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue	1/25 at 100.00	B	$ 965,570
	Bonds, Arch Resources Project, Series 2021, 4.125%, 7/01/45, (AMT), (Mandatory Put 7/01/25)
4,625	Total West Virginia			4,524,046
	Wisconsin – 10.2% (5.8% of Total Investments)
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, 21st Century Public
	Academy Project, Series 2020A:
750	5.000%, 6/01/40, 144A	6/28 at 102.00	N/R	628,253
1,340	5.000%, 6/01/49, 144A	6/28 at 102.00	N/R	1,042,466
365	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community	6/26 at 100.00	N/R	298,059
	School Bonds, North Carolina, Series 2019A, 5.000%, 6/15/49, 144A
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina
	Charter Educational Foundation Project, Series 2016A:
3,000	5.000%, 6/15/36, 144A	6/26 at 100.00	N/R	2,457,780
4,240	5.000%, 6/15/46, 144A	6/26 at 100.00	N/R	3,104,570
3,315	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Uwharrie Charter	6/32 at 100.00	Ba2	2,716,841
	Academy, North Carolina, Series 2022A, 5.000%, 6/15/52, 144A
2,000	Public Finance Authority of Wisconsin, Educational Facilities Revenue Bonds, Lake Erie	10/29 at 100.00	N/R	1,513,860
	College, Series 2019A, 5.875%, 10/01/54, 144A
	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American
	Dream @ Meadowlands Project, Series 2017A:
13,695	3.125%, 8/01/27, 144A (5)	No Opt. Call	N/R	11,159,782
2,375	3.375%, 8/01/31, 144A (5)	No Opt. Call	N/R	1,410,750
	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American
	Dream @ Meadowlands Project, Series 2017:
555	6.500%, 12/01/37, 144A	12/27 at 100.00	N/R	458,708
15,915	7.000%, 12/01/50, 144A	12/27 at 100.00	N/R	13,059,849
215	Public Finance Authority of Wisconsin, Retirement Facility Revenue Bonds, Shalom Park	No Opt. Call	N/R	113,950
	Development Project, Series 2019, 0.000%, 12/31/24, 144A
1,000	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center,	10/27 at 100.00	N/R	640,000
	Senior Series 2017B, 8.500%, 10/01/47, 144A (5)
	Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc.,
	Series 2017A:
225	5.000%, 12/01/27	No Opt. Call	BBB–	226,184
1,765	5.200%, 12/01/37	12/27 at 100.00	BBB–	1,776,931
2,000	Public Finance Authority of Wisconsin, Revenue Bonds, Procure Proton Therapy Center,	7/28 at 100.00	N/R	1,597,580
	Senior Series 2018A, 7.000%, 7/01/48, 144A
635	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health	4/30 at 100.00	BB	531,463
	Sciences, Series 2020, 5.000%, 4/01/50, 144A
8,930	Public Finance Authority of Wisconsin, Revenue Bonds, Sky Harbour LLC Obligated Group	7/31 at 100.00	N/R	5,831,022
	Aviation Facilities Project, Series 2021, 4.250%, 7/01/54, (AMT)
	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment
	Center, Series 2018A-1:
5,885	6.125%, 1/01/33, 144A	1/28 at 100.00	N/R	3,619,275
250	6.250%, 1/01/38, 144A	1/28 at 100.00	N/R	153,750
8,735	6.375%, 1/01/48, 144A	1/28 at 100.00	N/R	5,372,025
	Wisconsin Center District, Dedicated Tax Revenue Bonds, Supported by State Moral
	Obligation Junior Series 2020D:
6,225	0.000%, 12/15/45 – AGM Insured	12/30 at 56.77	AA	1,817,015
4,500	0.000%, 12/15/60 – AGM Insured	12/30 at 29.95	AA	541,215
3,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint	11/26 at 103.00	N/R	2,324,760
	Camillus Health System Inc, Series 2019A, 5.000%, 11/01/54
90,915	Total Wisconsin			62,396,088
$ 1,675,382	Total Municipal Bonds (cost $1,176,328,566)			1,005,677,042

Shares	Description (1)				Value
	COMMON STOCKS – 11.3% (6.4% of Total Investments)
	Independent Power And Renewable Electricity Producers – 11.3% (6.4% of Total Investments)
859,113	Energy Harbor Corp (10),(11)				$ 69,115,641
	Total Common Stocks (cost $24,407,228)				69,115,641

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.5% (0.3% of Total Investments)
	Independent Power and Renewable Electricity Producers – 0.5% (0.3% of Total Investments)
$ 11,512	Talen Energy Corp	0.000%	8/31/23	N/R	$ 3,252,209
$ 11,512	Total Corporate Bonds (cost $–)				3,252,209

Shares	Description (1)				Value
	EXCHANGE-TRADED FUNDS – 0.3% (0.1% of Total Investments)
32,000	VanEck High Yield Muni Exchange Traded Fund				$ 1,567,040
	Total Exchange-Traded Funds (cost $2,058,659)				1,567,040
	Total Long-Term Investments (cost $1,202,794,453)				1,079,611,932
	Borrowings – (1.3)% (12)				(8,200,000)
	Floating Rate Obligations – (2.9)%				(17,850,000)
	MuniFund Preferred Shares, net of deferred offering costs – (73.5)%(13)				(449,018,292)
	Other Assets Less Liabilities – 0.9%				5,957,852
	Net Assets Applicable to Common Shares – 100%				$ 610,501,492

NMCO	Nuveen Municipal Credit Opportunities Fund
Portfolio of Investments (continued)
October 31, 2022

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	For fair value measurement disclosure purposes, investment classified as Level 3.
(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(8)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(9)	Principal Amount (000) rounds to less than $1,000.
(10)	Common Stock received as part of the bankruptcy settlements during February 2020 for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35, Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/20, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33.
(11)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(12)	Borrowings as a percentage of Total Investments is 0.8%.
(13)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 41.6%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NDMO	Nuveen Dynamic Municipal Opportunities Fund
Portfolio of Investments )
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 129.1% (100.0% of Total Investments)
	MUNICIPAL BONDS – 128.7% (99.7% of Total Investments)
	Alabama – 1.6% (1.2% of Total Investments)
$ 2,360	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds,	No Opt. Call	B–	$ 2,563,645
	United States Steel Corporation Project, Green Series 2020, 6.375%, 11/01/50, (AMT),
	(Mandatory Put 11/01/30)
4,500	Infirmary Health System Special Care Facilities Financing Authority of Mobile, Alabama,	8/31 at 100.00	A–	3,718,440
	Revenue Bonds, Infirmary Health System, Inc., Series 2021, 4.000%, 2/01/46
4,960	Mobile County, Alabama, Limited Obligation Warrants, Gomesa Projects, Series 2020,	11/29 at 100.00	N/R	3,536,827
	4.000%, 11/01/45, 144A
11,820	Total Alabama			9,818,912
	Arizona – 5.5% (4.3% of Total Investments)
565	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Doral	7/29 at 100.00	Ba1	377,126
	Academy of Northern Nevada, Series 2021A, 4.000%, 7/15/56, 144A
2,580	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Heritage	7/28 at 103.00	N/R	1,768,874
	Academy – Gateway and Laveen Projects, Series 2021B, 5.000%, 7/01/51, 144A
4,070	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Heritage	7/28 at 103.00	N/R	2,827,633
	Academy – Gateway and Laveen Projects, Taxable Series 2021A, 5.000%, 7/01/51, 144A
1,000	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Heritage	No Opt. Call	N/R	902,770
	Academy – Gateway and Laveen Projects, Taxable Series 2021C, 6.000%, 7/01/29, 144A
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Mater
	Academy of Nevada – Bonanza Campus Project, Series 2020A:
920	5.000%, 12/15/40, 144A	12/28 at 100.00	BB	855,618
1,500	5.000%, 12/15/50, 144A	12/28 at 100.00	BB	1,332,555
1,500	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Social Bonds	7/28 at 100.00	BB–	1,183,140
	Pensar Academy Project, Series 2020, 5.000%, 7/01/55, 144A
4,500	Arizona Industrial Development Authority, Arizona, Hotel Revenue Bonds, Provident Group	12/31 at 100.00	BB	3,071,475
	Falcon Properties LLC, Project, Senior Series 2022A-1, 4.000%, 12/01/51, 144A
1,090	Coconino County Industrial Development Authority, Arizona, Education Revenue Bonds,	7/28 at 100.00	N/R	874,747
	Flagstaff Arts & Leadership Academy Project, Refunding Series 2020, 5.500%, 7/01/40, 144A
1,000	Maricopa County Industrial Development Authority, Arizona, Educational Facilities	10/27 at 103.00	N/R	945,550
	Revenue Bonds, Ottawa University Projects, Series 2020, 5.250%, 10/01/40, 144A
3,405	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	9/30 at 100.00	Ba2	2,600,092
	Northwest Christian School Project, Series 2020A, 5.000%, 9/01/55, 144A
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	American Leadership Academy Project, Refunding Series 2022. Forward Delivery:
690	4.000%, 6/15/41, 144A	6/26 at 100.00	N/R	519,287
1,000	4.000%, 6/15/51, 144A	6/26 at 100.00	N/R	677,940
1,015	4.000%, 6/15/57, 144A	6/26 at 100.00	N/R	657,314
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Edkey Charter Schools Project, Refunding Series 2020:
5,265	5.000%, 7/01/35, 144A	7/26 at 103.00	N/R	4,855,541
6,800	5.000%, 7/01/40, 144A	7/26 at 103.00	N/R	6,033,028
4,580	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	6/28 at 100.00	N/R	3,605,788
	Synergy Public Charter School Project, Series 2020-1, 5.000%, 6/15/50, 144A
	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Medical
	Center, Series 2021A:
400	4.000%, 4/01/39	4/31 at 100.00	A	342,468
150	4.000%, 4/01/40	4/31 at 100.00	A	126,981
650	4.000%, 4/01/41	4/31 at 100.00	A	543,614
42,680	Total Arizona			34,101,541

NDMO	Nuveen Dynamic Municipal Opportunities Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arkansas – 3.5% (2.7% of Total Investments)
$ 5,500	Arkansas Development Finance Authority, Arkansas, Environmental Improvement Revenue	9/25 at 105.00	BB–	$ 4,976,235
	Bonds, United States Steel Corporation, Green Series 2022, 5.450%, 9/01/52, (AMT), 144A
3,000	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River	9/26 at 103.00	Ba3	2,353,320
	Steel Project, Series 2019, 4.500%, 9/01/49, (AMT), 144A
17,000	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River	9/27 at 103.00	Ba3	13,909,570
	Steel Project, Series 2020A, 4.750%, 9/01/49, (AMT), 144A
25,500	Total Arkansas			21,239,125
	California – 13.0% (10.1% of Total Investments)
3,815	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	2,639,103
	Creekwood, Series 2021A, 4.000%, 2/01/56, 144A
3,520	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	2,378,288
	Glendale Properties, Junior Series 2021A-2, 4.000%, 8/01/47, 144A
10,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	12/30 at 34.02	N/R	1,602,300
	Sonoma County Tobacco Securitization Corporation, Series 2020B-2, 0.000%, 6/01/55
2,000	California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health,	4/30 at 100.00	BBB+	1,603,440
	Series 2020A, 4.000%, 4/01/45
3,522	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	3,013,231
	2021-1, 3.500%, 11/20/35
1,250	California Infrastructure and Economic Development Bank Infrastructure State, Revolving	10/30 at 100.00	AAA	810,950
	Fund Revenue Bonds, Tax Series 2020A, 2.786%, 10/01/43
5,500	California Infrastructure and Economic Development Bank, Revenue Bonds, Los Angeles	7/30 at 100.00	A2	3,719,705
	County Museum of Natural History Foundation, Series 2020, 3.000%, 7/01/50
250	California Infrastructure and Economic Development Bank, Revenue Bonds, WFCS Portfolio	1/31 at 100.00	N/R	178,512
	Projects, Senior Series 2021A-1, 5.000%, 1/01/56, 144A
7,000	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines,	No Opt. Call	B+	6,500,970
	Inc. Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29, (AMT)
5,000	California Public Finance Authority, Charter School Lease Revenue Bonds, California	7/28 at 100.00	N/R	3,806,850
	Crosspoint Academy Project, Series 2020A, 5.125%, 7/01/55, 144A
465	California Public Finance Authority, Senior Living Revenue Bonds, Enso Village,	11/29 at 102.00	N/R	367,866
	Refunding Green Series 2021A, 5.000%, 11/15/51, 144A
2,000	California School Finance Authority, Charter School Revenue Bonds, Scholarship Prep	6/28 at 100.00	N/R	1,384,240
	Public Schools Obligated Group, Series 2020A, 5.000%, 6/01/60, 144A
6,680	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/31 at 100.00	A+	6,954,348
	Series 2021D, 5.000%, 11/01/46
3,000	California Statewide Communities Development Authority, Revenue Bonds, Emanate Health,	4/30 at 100.00	A+	1,930,380
	Series 2020A, 3.000%, 4/01/50
995	CMFA Special Finance Agency VII, California, Essential Housing Revenue Bonds, Junior	8/31 at 100.00	N/R	664,670
	Lien Series 2021A-2, 4.000%, 8/01/47, 144A
2,000	CMFA Special Finance Agency VII, California, Essential Housing Revenue Bonds, Senior	8/31 at 100.00	N/R	1,203,780
	Lien Series 2021A-1, 3.000%, 8/01/56, 144A
6,180	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	1/31 at 100.00	N/R	5,067,167
	Center City Anaheim, Series 2020A, 5.000%, 1/01/54, 144A
445	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	9/31 at 100.00	N/R	301,381
	Oceanaire-Long Beach, Series 2021A-1, 3.200%, 9/01/46, 144A
910	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	651,979
	Parallel-Anaheim Series 2021A, 4.000%, 8/01/56, 144A
500	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	12/31 at 100.00	N/R	322,640
	Pasadena Portfolio Social Bond, Mezzanine Senior Series 2021B, 4.000%, 12/01/56, 144A
1,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	7/31 at 100.00	N/R	851,800
	Renaissance at City Center, Series 2020A, 5.000%, 7/01/51, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 2,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	7/31 at 100.00	N/R	$ 1,400,260
	Union South Bay, Series 2021A-2, 4.000%, 7/01/56, 144A
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement
	Asset-Backed Revenue Bonds, Taxable Series 2021B:
2,145	1.886%, 6/01/27	No Opt. Call	A+	1,837,772
3,015	2.246%, 6/01/29	No Opt. Call	A+	2,459,154
2,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	12/31 at 100.00	BBB–	1,709,160
	Asset-Backed Bonds, Taxable Subordinate Series 2021B-1, 3.850%, 6/01/50
4,830	Huntington Beach, California, Pension Obligation Bonds, Taxable Series 2021, 2.963%,	6/31 at 100.00	AA+	3,581,493
	6/15/36 – BAM Insured
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International
	Airport, Refunding Subordinate Series 2022G:
2,775	5.500%, 5/15/35, (AMT)	11/31 at 100.00	AA	2,928,680
3,515	5.500%, 5/15/36, (AMT)	11/31 at 100.00	AA	3,702,244
4,380	5.500%, 5/15/37, (AMT)	11/31 at 100.00	AA	4,597,204
1,280	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/32 at 100.00	AA–	1,321,318
	Series 2022C, 5.000%, 7/01/52
1,885	Los Angeles Municipal Improvement Corporation, California, Lease Revenue Bonds, Capital	No Opt. Call	AA–	1,511,110
	Equipment Program, Refunding Series 2021A, 1.648%, 11/01/28
915	Metropolitan Water District of Southern California, Water Revenue Bonds, Refunding	7/32 at 100.00	Aa1	1,001,166
	Series 2022B, 5.000%, 7/01/39
985	Northstar Community Services District, California, Special Tax Bonds, Community	3/23 at 100.00	N/R	443,444
	Facilities District 1, Series 2006, 2.000%, 9/01/37 (4)
	Ravenswood City School District, San Diego County, California, General Obligation Bonds,
	Election 2018 Series 2021A:
150	4.000%, 8/01/36	8/29 at 100.00	AAA	142,528
370	4.000%, 8/01/39	8/29 at 100.00	AAA	340,278
	River Islands Public Financing Authority, California, Special Tax Bonds, Community
	Facilities District 2003-1 Improvement Area 1, Refunding Series 2022A-1:
1,070	5.000%, 9/01/42 – AGM Insured	9/29 at 103.00	AA	1,106,487
525	5.250%, 9/01/52 – AGM Insured	9/29 at 103.00	AA	545,638
	River Islands Public Financing Authority, California, Special Tax Bonds, Community
	Facilities District 2003-1 Improvement Area 1, Subordinate Series 2022B-2:
1,070	5.000%, 9/01/42	9/29 at 103.00	N/R	995,453
1,805	5.250%, 9/01/47	9/29 at 103.00	N/R	1,691,502
1,000	5.000%, 9/01/52	9/29 at 103.00	N/R	890,390
750	San Francisco Community College District, California, General Obligation Bonds, Taxable	6/30 at 100.00	A1	548,550
	Election 2020 Series 2020A-1, 3.165%, 6/15/41
750	San Francisco Municipal Transportation Agency, California, Revenue Bonds, Taxable	No Opt. Call	Aa2	612,682
	Refunding Series 2021A, 1.302%, 3/01/28
	San Jose, California, Airport Revenue Bonds, Taxable Refunding Series 2021C:
500	1.882%, 3/01/28	No Opt. Call	A2	417,420
290	2.310%, 3/01/30	No Opt. Call	A2	231,977
420	3.290%, 3/01/41	3/31 at 100.00	A2	286,444
104,457	Total California			80,255,954
	Colorado – 17.3% (13.4% of Total Investments)
2,370	64th Avenue ARI Authority, Adams County, Colorado, Special Revenue Bonds, Series 2020,	12/25 at 103.00	N/R	2,115,462
	6.500%, 12/01/43
500	Alpine Mountain Ranch Metropolitan District, Routt County, Colorado, Special Assessment	9/26 at 103.00	N/R	368,165
	Revenue Bonds, Special Improvement District 1, Refunding Series 2021, 4.000%, 12/01/40
1,240	Arista Metropolitan District, Broomfield County, Colorado, General Obligation Limited	12/23 at 103.00	N/R	1,127,396
	Tax Bonds, Refunding & Improvement Convertible to Unlimited Tax Series 2018A, 5.000%, 12/01/38

NDMO	Nuveen Dynamic Municipal Opportunities Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,060	Aurora Crossroads Metropolitan District 2, Colorado, Limited Tax General Obligation	9/25 at 103.00	N/R	$ 863,688
	Bonds, Series 2020A, 5.000%, 12/01/50
2,285	Aurora Crossroads Metropolitan District 2, Colorado, Limited Tax General Obligation	9/25 at 103.00	N/R	1,968,779
	Bonds, Subordinate Series 2020B, 7.750%, 12/15/50
5,220	Aurora Highlands Community Authority Board, Adams County, Colorado, Special Tax Revenue	12/28 at 103.00	N/R	4,383,860
	Bonds, Refunding & Improvement Series 2021A, 5.750%, 12/01/51
500	Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax	9/24 at 103.00	N/R	454,015
	General Obligation Bonds, Refunding & Improvement Series 2019A, 4.000%, 12/01/29
1,725	Belford North Metropolitan District, Douglas County, Colorado, General Obligation	12/25 at 103.00	N/R	1,418,640
	Limited Tax Bonds, Series 2020A, 5.500%, 12/01/50
1,000	Bennett Ranch Metropolitan District 1, Adams County, Colorado, General Obligation	3/26 at 103.00	N/R	801,470
	Limited Tax Bonds, Convertible to Unlimited Tax Series 2021A, 5.000%, 12/01/51
741	Blue Lake Metropolitan District 3, Lochbuie, Weld County, Colorado, Limited Tax General	12/23 at 103.00	N/R	615,660
	Obligation Bonds, Convertible to Unlimited Tax Series 2018A, 5.250%, 12/01/48
500	Broadway Park North Metropolitan District 2, Denver, Colorado, Limited Tax General	12/25 at 103.00	N/R	447,270
	Obligation Bonds, Refunding & Improvement Series 2020, 5.000%, 12/01/40, 144A
1,500	Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General	12/22 at 100.00	N/R	965,280
	Obligation and Special Revenue Bonds, Junior Subordinate Series 2016, 7.000%, 12/15/57
500	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &	No Opt. Call	N/R	500,035
	Improvement Series 2017, 5.000%, 12/01/22, 144A
2,755	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &	12/25 at 103.00	N/R	2,245,766
	Improvement Series 2020A, 5.000%, 12/01/51
1,450	Citadel on Colfax Business Improvement District, Aurora, Colorado, Special Revenue and	12/25 at 103.00	N/R	1,205,240
	Tax Supported Bonds, Senior Series 2020A, 5.350%, 12/01/50
2,700	Colorado Bridge Enterprise, Revenue Bonds, Central 70 Project, Senior Series 2017,	12/27 at 100.00	A–	2,187,945
	4.000%, 6/30/51, (AMT)
	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,
	New Summit Charter Academy Project, Series 2021A:
100	4.000%, 7/01/41, 144A	7/31 at 100.00	N/R	76,875
100	4.000%, 7/01/51, 144A	7/31 at 100.00	N/R	69,856
1,000	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Global Village	12/30 at 100.00	N/R	760,010
	Academy – Northglenn Project, Series 2020, 5.000%, 12/01/55, 144A
500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Cappella of Grand	12/26 at 103.00	N/R	312,775
	Junction Project, Series 2019, 5.000%, 12/01/54, 144A (4)
16,000	Colorado International Center Metropolitan District 8, Adams County, Colorado, Limited	9/25 at 103.00	N/R	13,587,360
	Tax General Obligation Bonds, Series 2020, 6.500%, 12/01/50
6,500	Crystal Valley Metropolitan District 2, Douglas County, Colorado, Limited Tax General	12/30 at 100.00	AA	4,352,595
	Obligation Bonds, Refunding & Improvement Series 2020A, 3.000%, 12/01/49 – AGM Insured
1,000	Dacono Urban Renewal Authority, Weld County, Colorado, Tax Increment Revenue Bonds,	12/25 at 103.00	N/R	888,580
	Series 2020, 6.250%, 12/01/39
	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2022A:
1,000	5.000%, 11/15/31, (AMT)	No Opt. Call	N/R	1,029,010
1,355	5.500%, 11/15/42, (AMT)	11/32 at 100.00	AA–	1,394,471
1,085	5.500%, 11/15/53, (AMT)	11/32 at 100.00	AA–	1,098,823
4,000	Falcon Area Water and Wastewater Authority (El Paso County, Colorado), Tap Fee Revenue	9/27 at 103.00	N/R	3,690,760
	Bonds, Series 2022A, 6.750%, 12/01/34, 144A
1,000	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series	12/24 at 100.00	N/R	880,640
	2014, 6.000%, 12/01/38
	Fourth North Business Improvement District, Silverthorne, Summit County, Colorado,
	Special Revenue and Tax Supported Bonds, Refunding & Improvement Senior Series 2022A:
1,425	5.250%, 12/01/32	12/30 at 102.00	N/R	1,349,076
1,200	5.750%, 12/01/52	12/30 at 102.00	N/R	1,080,216

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 2,000	Future Legends Sports Park Metropolitan District 2, Colorado, Limited Tax General	6/25 at 103.00	N/R	$ 1,578,340
	Obligation Bonds, Series 2020A, 5.500%, 6/01/50, 144A
1,000	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue	12/25 at 102.00	N/R	811,010
	Bonds, Refunding Series 2020, 4.750%, 12/01/50
5,250	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Special	12/23 at 103.00	N/R	4,670,348
	Revenue Bonds, Subordinate Series 2020B, 5.750%, 12/15/50
2,000	Jones District Community Authority Board, Centennial, Colorado, Special Revenue	12/25 at 103.00	N/R	1,497,660
	Convertible Capital Appreciation Bonds, Series 2020A, 5.750%, 12/01/50
1,000	Kinston Metropolitan District 5, Loveland, Larimer County, Colorado, Limited Tax General	12/25 at 103.00	N/R	811,680
	Obligation Bonds, Series 2020A, 5.125%, 12/01/50
1,380	Lanterns Metropolitan District 1, Castle Rock, Douglas County, Colorado, Limited Tax	9/24 at 103.00	N/R	1,244,512
	General Obligation Bonds, Series 2019A, 5.000%, 12/01/39
	Mayberry Community Authority, Colorado Springs, El Paso County, Colorado, Special
	Revenue Bonds, Series 2021A:
500	5.000%, 12/01/41	6/26 at 103.00	N/R	423,115
500	5.000%, 4/15/51	6/26 at 103.00	N/R	392,570
500	Meadowbrook Heights Metropolitan District, Jefferson County, Colorado, General	9/26 at 103.00	N/R	367,830
	Obligation Limited Tax Bonds, Series 2021A(3), 4.875%, 12/01/51
480	Mountain Sky Metropolitan District, Fort Lupton, Weld County, Colorado, Limited Tax	3/25 at 103.00	N/R	398,957
	General Obligation Bonds, Series 2020A, 5.000%, 12/01/49
1,000	North Range Metropolitan District 3, Adams County, Colorado, Limited Tax General	12/25 at 103.00	N/R	808,170
	Obligation Bonds, Series 2020A-3, 5.250%, 12/01/50
1,810	Northfield Metropolitan District 2, Fort Collins, Larimer County, Colorado, Limited Tax	12/25 at 103.00	N/R	1,453,086
	General Obligation Bonds, Series 2020A, 5.000%, 12/01/50
285	Peak Metropolitan District 1, Colorado Springs, El Paso County, Colorado, Limited Tax	3/26 at 103.00	N/R	228,824
	General Obligation Bonds, Series 2021A, 5.000%, 12/01/51, 144A
925	Pinon Pines Metropolitan District 2, El Paso County, Colorado, General Obligation	9/25 at 103.00	N/R	821,853
	Limited Tax Bonds, Series 2020, 5.000%, 12/01/40
7,040	Pioneer Community Authority Board (Weld County, Colorado), Special Revenue Bonds, Series	6/29 at 103.00	N/R	6,331,565
	2022, 6.500%, 12/01/34
	Rampart Range Metropolitan District 1, Lone Tree, Colorado, Limited Tax Supported and
	Special Revenue Bonds, Refunding & Improvement Series 2017:
3,665	5.000%, 12/01/42	12/27 at 100.00	AA	3,786,128
1,685	5.000%, 12/01/47	12/27 at 100.00	AA	1,732,163
1,620	Rampart Range Metropolitan District 5, Lone Tree, Douglas County, Colorado, Limited Tax	10/26 at 102.00	N/R	1,046,228
	Supported and Special Revenue Bonds, Series 2021, 4.000%, 12/01/51
500	Regional Transportation District, Colorado, Private Activity Bonds, Denver Transit	1/31 at 100.00	A–	434,695
	Partners Eagle P3 Project, Series 2020A, 4.000%, 7/15/38
1,055	Sabell Metropolitan District, Arvada, Colorado, Limited Tax General Obligation Bonds,	3/25 at 103.00	N/R	841,721
	Convertible to Unlimited Tax Series 2020A, 5.000%, 12/01/50, 144A
1,000	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax	12/25 at 102.00	N/R	752,550
	Supported District 2, Refunding & Improvement Senior Series 2020A, 3.750%, 12/01/40
750	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax	12/25 at 102.00	N/R	655,492
	Supported District 2, Subordinate Series 2020B, 7.125%, 12/15/50
	Sterling Ranch Metropolitan District 1, El Paso County, Colorado, General Obligation
	Limited Tax Bonds, Series 2020:
2,350	5.000%, 12/01/40	12/25 at 103.00	N/R	2,064,240
2,300	5.125%, 12/01/50	12/25 at 103.00	N/R	1,901,709
2,175	Sunlight Metropolitan District, Steamboat Springs, Colorado, Limited Tax General	12/25 at 103.00	N/R	1,758,618
	Obligation Bonds, Series 2020, 5.000%, 12/01/50
500	Tallman Gulch Metropolitan District, Douglas County, Colorado, Limited Tax General	12/22 at 103.00	N/R	448,695
	Obligation Refunding and Improvement Bonds,Subordinate Limited Tax General Obligation Bonds,
	Series 2018A, 5.250%, 12/01/47

NDMO	Nuveen Dynamic Municipal Opportunities Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,000	Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado,	3/26 at 103.00	N/R	$ 667,550
	General Obligation Limited Bonds, Convertible Capital Appreciation Series 2021A-2, 0.000%,
	12/01/51 (5)
1,270	Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado,	3/26 at 103.00	N/R	1,053,503
	General Obligation Limited Bonds, Series 2021A-1, 5.000%, 12/01/41
5,000	Velocity Metropolitan District 5, In the City of Aurora, Colorado, Limited Tax General	12/23 at 81.31	N/R	3,231,500
	Obligation Bonds, Convertible Capital Appreciation Series 2020A-2, 6.000%, 12/01/50
10,000	Velocity Metropolitan District 5, In the City of Aurora, Colorado, Limited Tax General	12/23 at 103.00	N/R	8,443,000
	Obligation Bonds, Series 2020A-1, 5.375%, 12/01/50
1,500	Verve Metropolitan District 1, Jefferson County and the City and County of Broomfield,	3/26 at 103.00	N/R	1,215,975
	Colorado, General Obligation Bonds, Refunding and Improvement Limited Tax Series 2021,
	5.000%, 12/01/51
2,000	Windler Public Improvement Authority, Aurora, Colorado, Limited Tax Supported Revenue	9/26 at 103.00	N/R	1,248,160
	Bonds, Series 2021A-1, 4.125%, 12/01/51, 144A
1,000	Woodmen Heights Metropolitan District 2, El Paso County, Colorado, General Obligation	12/25 at 103.00	N/R	903,670
	Limited Tax Bonds, Taxable Converting to Tax-Exempt Refunding Subordinate Series 2020B-1,
	6.250%, 12/15/40
127,351	Total Colorado			106,264,835
	Connecticut – 0.2% (0.1% of Total Investments)
1,015	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes,	5/31 at 100.00	AA–	1,061,254
	Series 2021A, 5.000%, 5/01/41
	District of Columbia – 2.4% (1.9% of Total Investments)
7,090	District of Columbia, Income Tax Secured Revenue Bonds, Refunding Forward Delivery	12/32 at 100.00	N/R	7,757,665
	Series 2022C, 5.000%, 12/01/36
	District of Columbia, Income Tax Secured Revenue Bonds, Series 2022A:
3,625	5.000%, 7/01/36 (6)	7/32 at 100.00	AA+	3,958,355
1,705	5.500%, 7/01/47	7/32 at 100.00	AA+	1,846,072
1,000	Washington Convention and Sports Authority, Washington D.C., Dedicated Tax Revenue	10/30 at 100.00	AA	915,150
	Bonds, Refunding Senior Lien Series 2021A, 4.000%, 10/01/37
625	Washington Convention and Sports Authority, Washington D.C., Dedicated Tax Revenue	10/30 at 100.00	AA	561,125
	Bonds, Refunding Senior Lien Series 2021B, 4.000%, 10/01/38
14,045	Total District of Columbia			15,038,367
	Florida – 18.7% (14.5% of Total Investments)
1,000	Ave Maria Stewardship Community District, Florida, Bond Anticipation Notes, Phase 4	5/23 at 100.00	N/R	935,000
	Master Improvements Project, Series 2021, 3.500%, 5/01/26, 144A
1,565	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds,	5/31 at 100.00	N/R	1,192,154
	Ave Maria National Project, Series 2021, 3.750%, 5/01/41
500	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds,	5/32 at 100.00	N/R	374,435
	Phase 3 Master Improvements Project, Series 2021, 4.000%, 5/01/52, 144A
1,310	Banyan Cay Community Development District, West Palm Beach, Florida, Special Assessment	11/30 at 100.00	N/R	983,862
	Bonds, 2020-1, 4.000%, 11/01/51
1,500	Belmont II Community Development District, Hillsborough County, Florida, Special	12/30 at 100.00	N/R	1,140,615
	Assessment Revenue Bonds, 2020 Assessment Area, Series 2020, 4.000%, 12/15/50
2,500	Broward County, Florida, Port Facilities Revenue Bonds, Series 2019B, 4.000%,	9/29 at 100.00	A1	2,231,525
	9/01/39, (AMT)
	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, South Tech
	Schools Project, Series 2020A:
1,235	5.000%, 6/15/40, 144A	6/27 at 100.00	N/R	1,060,791
1,260	5.000%, 6/15/55, 144A	6/27 at 100.00	N/R	992,565

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc,
	Series 2021:
$ 250	4.000%, 8/15/51, 144A	8/28 at 100.00	N/R	$ 170,290
450	4.200%, 8/15/56, 144A	8/28 at 100.00	N/R	306,805
500	4.250%, 8/15/61, 144A	8/28 at 100.00	N/R	333,775
3,690	Capital Trust Agency, Florida, Revenue Bonds, Educational Growth Fund, LLC, Charter	7/31 at 100.00	N/R	3,084,951
	School Portfolio Projects, Series 2021A-1, 5.000%, 7/01/56, 144A
1,000	Capital Trust Agency, Florida, Revenue Bonds, St. Johns Classical Academy, Refunding	6/30 at 100.00	N/R	653,760
	Series 2021A, 4.000%, 6/15/56, 144A
250	Centre Lake Community Development District, Miami Lakes, Florida, Special Assessment	5/31 at 100.00	N/R	187,308
	Bonds, Series 2021, 4.000%, 5/01/52, 144A
5,415	Currents Community Development District, Collier County, Florida, Capital Improvement	No Opt. Call	N/R	4,585,260
	Revenue Bonds, Series 2020B, 4.250%, 5/01/41, 144A
1,500	Cypress Park Estates Community Development District, Florida, Special Assessment Revenue	5/32 at 100.00	N/R	1,131,900
	Bonds, Assessment Area 1 Project, Series 2020, 4.000%, 5/01/51, 144A
2,500	Cypress Preserve Community Development District, Pasco County, Florida, Special	11/29 at 100.00	N/R	1,945,575
	Assessment Bonds, Assessment Area 2, Series 2019, 4.125%, 11/01/50
1,000	Edgewater East Community Development District, Osceola County, Florida, Special	5/31 at 100.00	N/R	754,600
	Assessment Revenue Bonds, Assessment Area 1 Series 2021, 4.000%, 5/01/51
10,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Discovery	6/29 at 100.00	N/R	8,058,400
	High School Project, Series 2020A, 5.000%, 6/01/55, 144A
1,100	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Mater	6/27 at 100.00	BBB	988,383
	Academy Projects, Series 2020A, 5.000%, 6/15/50
500	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, River	7/28 at 100.00	Baa3	357,790
	City Science Academy Projects, Series 2021A, 4.000%, 7/01/55
19,650	Florida Development Finance Corporation, Florida, Surface Transportation Facility	1/24 at 107.00	N/R	16,639,620
	Revenue Bonds, Brightline Passenger Rail Project, Green Series 2019B, 7.375%, 1/01/49,
	(AMT), 144A
	Florida Development Finance Corporation, Florida, Surface Transportation Facility
	Revenue Bonds, Virgin Trains USA Passenger Rail Project, Series 2019A:
1,250	6.375%, 1/01/49, (AMT), (Mandatory Put 1/01/26), 144A	12/22 at 103.00	N/R	1,126,437
6,890	6.500%, 1/01/49, (AMT), (Mandatory Put 1/01/29), 144A	12/22 at 103.00	N/R	6,070,779
	Florida Development Finance Corporation, Healthcare Facilties Revenue Bonds, Lakeland
	Regional Health Systems, Series 2021:
450	4.000%, 11/15/35	11/31 at 100.00	A2	411,169
1,000	4.000%, 11/15/37	11/31 at 100.00	A2	894,290
1,940	4.000%, 11/15/38	11/31 at 100.00	A2	1,717,851
22,505	Florida Development Finance Corporation, Revenue Bonds, Brightline Passenger Rail	12/22 at 102.00	N/R	22,030,370
	Expansion Project, Series 2022A, 7.250%, 7/01/57, (AMT), (Mandatory Put 10/03/23), 144A
1,100	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Jacksonville	6/28 at 100.00	N/R	901,395
	University Project, Series 2018A-1, 5.000%, 6/01/48, 144A
985	Forest Lake Community Development District, Polk County, Florida, Special Assessment	5/30 at 100.00	N/R	739,075
	Bonds, Assessment Area 1 Project, Series 2020, 4.000%, 5/01/51, 144A
	Grand Oaks Community Development District, Saint Johns County, Florida, Special
	Assessment Bonds, Assessment Area 2, Series 2020:
1,100	4.250%, 5/01/40	5/31 at 100.00	N/R	942,304
1,500	4.500%, 5/01/52	5/31 at 100.00	N/R	1,227,885
2,500	Greater Orlando Aviation Authority, Florida, Special Purpose Airport Facilities Revenue	5/23 at 100.00	N/R	2,409,050
	Bonds, JetBlue Airways Corporation, Series 2013, 5.000%, 11/15/36, (AMT)
1,000	Hammock Reserve Community Development District, Haines City, Florida, Special Assessment	5/30 at 100.00	N/R	760,220
	Revenue Bonds, Area1 Project, Series 2020, 4.000%, 5/01/51
1,250	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds,	5/30 at 100.00	N/R	949,100
	Northeast Sector Project, Phase 2B, Series 2020, 4.000%, 5/01/50, 144A

NDMO	Nuveen Dynamic Municipal Opportunities Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 3,245	Miami Beach Health Facilities Authority, Florida, Hospital Revenue Bonds, Mount Sinai	11/31 at 100.00	A–	$ 2,498,553
	Medical Center of Florida Project, Series 2021B, 4.000%, 11/15/51
1,225	Miami Dade County Industrial Development Authority, Florida, Educational Facilities	6/26 at 103.00	Ba2	966,990
	Revenue Bonds, Miami Community Charter School Inc Project, Series 2020A, 5.000%, 6/01/47, 144A
8,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series	7/24 at 100.00	A	7,760,480
	2014A, 5.000%, 7/01/44
2,840	Miami-Dade County, Florida, Special Obligation Bonds, Subordinate Series 2009, 0.000%,	No Opt. Call	A2	966,821
	10/01/42 – BAM Insured
1,200	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2021, 3.000%,	4/31 at 100.00	AA–	936,492
	10/01/40
1,500	Mirada II Community Development District, Florida, Capital Improvement Revenue Bonds,	5/31 at 100.00	N/R	1,125,360
	Series 2021, 4.000%, 5/01/51
3,495	Miramar, Florida, Special Obligation Revenue Bonds, Taxable Refunding Series 2021,	10/31 at 100.00	AA–	2,398,653
	2.643%, 10/01/36
1,000	North Powerline Road Community Development District, Polk County, Florida, Special	5/30 at 100.00	N/R	752,980
	Assessment Revenue Bonds, Series 2020, 4.000%, 5/01/51
1,000	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement	8/31 at 100.00	N/R	754,920
	Bonds, Development Unit 53, Series 2021, 4.000%, 8/01/51
250	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Toby & Leon	6/27 at 103.00	N/R	178,238
	Cooperman Sinai Residences of Boca Raton, Refunding Series 2022, 4.250%, 6/01/56
1,500	Parrish Plantation Community Development District, Manatee County, Florida, Special	5/31 at 100.00	N/R	1,123,035
	Assessment Revenue Bonds, Assessment Area 1, Series 2021, 4.000%, 5/01/52
500	Sawyers Landing Community Development District, Florida, Special Assessment Revenue	5/31 at 100.00	N/R	390,345
	Bonds, Series 2021, 4.250%, 5/01/53, 144A
2,145	South Broward Hospital District, Florida, Hospital Revenue Bonds, South Broward Hospital	5/26 at 100.00	Aa3	1,836,463
	District Obligated Group, Refunding Series 2016A, 4.000%, 5/01/44
3,000	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health	8/27 at 100.00	AA–	2,492,130
	Systems of South Florida Obligated Group, Refunding Series 2017, 4.000%, 8/15/47
1,500	Stoneybrook South Championsgate Community Development District, Florida, Special	12/30 at 100.00	N/R	1,061,460
	Assessment Revenue Bonds, Fox South Assessment Area, Series 2020, 3.750%, 12/15/50, 144A
245	Summit View Community Development District, Dade City, Florida, Special Assessment	No Opt. Call	N/R	203,522
	Revenue Bonds, Series 2021B, 5.000%, 5/01/41
500	Three Rivers Community Development District, Florida, Special Assessment Revenue Bonds,	9/23 at 100.00	N/R	439,285
	South Assessment Area Series 2021B, 4.625%, 5/01/36, 144A
425	Tradition Community Development District 9, Port Saint Lucie, Florida, Special	No Opt. Call	N/R	346,273
	Assessment Bonds, Series 2021, 2.700%, 5/01/31
655	Windward Community Development District, Florida, Special Assessment Bonds, Series	No Opt. Call	N/R	586,697
	2020A-2, 4.400%, 11/01/35
136,370	Total Florida			115,107,986
	Georgia – 0.4% (0.3% of Total Investments)
500	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation	2/31 at 100.00	A	307,015
	Certificates, Northeast Georgia Health Services Inc., Series 2021A, 3.000%, 2/15/51
3,000	Geo. L. Smith II Georgia World Congress Center Authority, Georgia, Convention Center	1/31 at 100.00	BBB–	2,262,390
	Hotel Revenue Bonds, First Tier Series 2021A, 4.000%, 1/01/54
3,500	Total Georgia			2,569,405
	Guam – 0.7% (0.5% of Total Investments)
415	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2021F. Forward	1/31 at 100.00	Ba1	326,198
	Delivery, 4.000%, 1/01/42
1,600	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Refunding Series 2021A,	5/31 at 100.00	Ba1	1,469,776
	5.000%, 11/01/40

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Guam (continued)
	Guam A.B. Won Pat International Airport Authority, Revenue Bonds, Series 2021A:
$ 750	2.499%, 10/01/25	No Opt. Call	Baa2	$ 685,688
835	2.899%, 10/01/27	No Opt. Call	Baa2	728,462
765	3.099%, 10/01/28	No Opt. Call	Baa2	656,232
450	4.460%, 10/01/43	10/31 at 100.00	Baa2	338,967
4,815	Total Guam			4,205,323
	Idaho – 0.2% (0.1% of Total Investments)
	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal
	Highway Trust Funds, Series 2021A:
645	4.000%, 7/15/38	7/31 at 100.00	A+	587,034
500	4.000%, 7/15/39	7/31 at 100.00	A+	449,665
1,145	Total Idaho			1,036,699
	Illinois – 8.6% (6.7% of Total Investments)
2,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/30 at 100.00	BB	1,894,100
	Series 2021A, 5.000%, 12/01/34
15,000	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014,	12/24 at 100.00	AA	15,076,200
	5.250%, 12/01/49
	Cook County, Illinois, General Obligation Bonds, Refunding Series 2021A:
2,575	5.000%, 11/15/31	11/30 at 100.00	A+	2,713,561
1,600	5.000%, 11/15/33	11/30 at 100.00	A+	1,671,936
	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2021A:
175	4.000%, 11/15/39	11/30 at 100.00	AA–	156,466
475	4.000%, 11/15/40	11/30 at 100.00	AA–	420,299
5,085	DuPage County, Illinois, Revenue Bonds, Morton Arboretum Project, Green Series 2020,	5/30 at 100.00	A1	3,406,950
	3.000%, 5/15/47
250	Illinois Finance Authority, Revenue Bonds, Acero Charter Schools, Inc., Series 2021,	10/31 at 100.00	BB+	188,537
	4.000%, 10/01/42, 144A
240	Illinois Finance Authority, Revenue Bonds, Dominican University, Refunding Series 2022,	9/32 at 100.00	BBB–	229,138
	5.000%, 3/01/34
875	Illinois Finance Authority, Revenue Bonds, Lutheran Home and Services, Series 2019A,	11/26 at 103.00	N/R	677,031
	5.000%, 11/01/49
815	Illinois Finance Authority, Revenue Bonds, Northshore – Edward-Elmhurst Health Credit	8/32 at 100.00	N/R	810,689
	Group, Series 2022A, 5.000%, 8/15/47
4,400	Illinois State, General Obligation Bonds, Build America Taxable Bonds, Series 2010-4,	No Opt. Call	BBB	4,433,836
	7.100%, 7/01/35
5,753	Illinois State, General Obligation Bonds, Build America Taxable Bonds, Series 2010-5,	No Opt. Call	BBB	5,896,542
	7.350%, 7/01/35 2022 1
1,500	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/32	5/24 at 100.00	BBB	1,489,815
5,000	Illinois State, General Obligation Bonds, Taxable Build America Bonds, Series 2010-3,	No Opt. Call	BBB	4,999,700
	6.725%, 4/01/35
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Refunding Series 2022A:
645	0.000%, 12/15/35	12/31 at 90.33	BBB+	311,483
1,285	0.000%, 6/15/36	12/31 at 89.03	BBB+	600,892
1,285	0.000%, 6/15/37	12/31 at 86.57	BBB+	562,110
1,715	0.000%, 6/15/38	12/31 at 84.11	BBB	701,161
1,500	0.000%, 12/15/39	12/31 at 80.50	BBB	553,920
1,415	0.000%, 12/15/40	12/31 at 78.00	BBB	488,996
645	0.000%, 6/15/41	12/31 at 76.71	BBB+	215,604
550	0.000%, 12/15/41	12/31 at 75.58	BBB+	178,519
5,190	Romeoville, Will County, Illinois, Revenue Bonds, Lewis University Project, Series 2015,	4/25 at 100.00	BBB	5,216,677
	5.000%, 10/01/35
59,973	Total Illinois			52,894,162

NDMO	Nuveen Dynamic Municipal Opportunities Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana – 1.0% (0.8% of Total Investments)
$ 1,415	Gary Local Public Improvement Bond Bank, Indiana, Economic Development Revenue Bonds,	6/30 at 100.00	N/R	$ 1,144,070
	Drexel Foundation for Educational Excellence Project, Refunding Series 2020A, 5.875%,
	6/01/55, 144A
3,445	Indiana Finance Authority, Educational Facilities Revenue Bonds, Rose Hulman Institute	12/28 at 100.00	A2	3,531,090
	Of Technology Project, Series 2018, 5.000%, 6/01/39
1,625	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel	11/30 at 100.00	B–	1,788,085
	Corporation Project, Series 2020, 6.750%, 5/01/39, (AMT)
6,485	Total Indiana			6,463,245
	Iowa – 0.5% (0.4% of Total Investments)
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer
	Company Project, Refunding Series 2022:
1,745	5.000%, 12/01/50, (Mandatory Put 12/01/42)	12/29 at 103.00	BBB–	1,555,877
1,615	5.000%, 12/01/50	12/29 at 103.00	BBB–	1,400,835
3,360	Total Iowa			2,956,712
	Kentucky – 1.3% (1.0% of Total Investments)
3,000	Bell County, Kentucky, Special Assessment Industrial Building Revenue Bonds, Boone’s	12/30 at 100.00	N/R	2,503,830
	Ridge Project, Series 2020, 6.000%, 12/01/40
1,080	Carroll County, Kentucky, Environmental Facilities Revenue Bonds, Kentucky Utilities	6/31 at 100.00	A1	754,272
	Company Project, Refunding Series 2006B, 2.125%, 10/01/34, (AMT)
2,175	Carroll County, Kentucky, Environmental Facilities Revenue Bonds, Kentucky Utilities	6/31 at 100.00	A1	1,617,526
	Company Project, Series 2008A, 2.000%, 2/01/32, (AMT)
2,515	Kentucky Municipal Power Agency, Power System Revenue Bonds, Prairie State Project,	9/26 at 100.00	Baa1	2,633,657
	Refunding Series 2016A, 5.000%, 9/01/36 – NPFG Insured
1,000	Newport, Kentucky, Special Obligation Revenue Bonds, Newport Clifton Project, Series	12/30 at 100.00	N/R	736,890
	2020B, 5.500%, 12/01/60
9,770	Total Kentucky			8,246,175
	Louisiana – 0.9% (0.7% of Total Investments)
1,150	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Lincoln Preparatory	6/31 at 100.00	N/R	907,361
	School Project, Series 2021A, 5.250%, 6/01/51, 144A
2,000	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal	1/27 at 100.00	A2	1,888,240
	Project, Series 2017B, 5.000%, 1/01/48, (AMT)
2,000	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series	6/30 at 100.00	BB–	2,105,360
	2010, 6.350%, 7/01/40, 144A
600	Tangipahoa Parish Hospital Service District 1, Louisiana, Hospital Revenue Bonds, North	2/31 at 100.00	BBB+	506,592
	Oaks Health System Project, Refunding Series 2021, 4.000%, 2/01/38
5,750	Total Louisiana			5,407,553
	Maryland – 2.0% (1.6% of Total Investments)
200	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series	6/31 at 100.00	N/R	183,054
	2022, 4.500%, 6/01/33, 144A
2,200	Frederick County, Maryland, Special Obligation Bonds, Urbana Community Development	7/30 at 100.00	N/R	1,728,342
	Authority, Refunding Series 2020C, 4.000%, 7/01/50, 144A
5,255	Frederick County, Maryland, Special Tax Limited Obligation Bonds, Jefferson Technology	7/30 at 102.00	N/R	4,711,370
	Park Project, Refunding Series 2020A, 5.000%, 7/01/43, 144A
5,765	Maryland State, General Obligation Bonds, State and Local Facilities Loan, First Series	3/29 at 100.00	AAA	5,815,444
	2019, 4.000%, 3/15/33
13,420	Total Maryland			12,438,210

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts – 0.7% (0.5% of Total Investments)
	Massachusetts Development Finance Agency, Revenue Bonds, Northeastern University,
	Series 2022:
$ 395	5.000%, 10/01/39	10/32 at 100.00	A1	$ 411,136
2,755	5.000%, 10/01/41	10/32 at 100.00	A1	2,834,592
935	5.000%, 10/01/44	10/32 at 100.00	A1	954,607
4,085	Total Massachusetts			4,200,335
	Michigan – 0.8% (0.6% of Total Investments)
5,000	Detroit, Wayne County, Michigan, General Obligation Bonds, Financial Recovery Series	12/22 at 100.00	N/R	3,460,550
	2014B-1, 4.000%, 4/01/44
710	Gerald R. Ford International Airport Authority, Kent County, Michigan, Revenue Bonds,	1/32 at 100.00	N/R	719,791
	Limited Tax General Obligation Series 2021, 5.000%, 1/01/46, (AMT)
7,610	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2007 Sold Tobacco	12/30 at 18.38	N/R	511,925
	Receipts, Series 2020B2-CL2, 0.000%, 6/01/65
13,320	Total Michigan			4,692,266
	Minnesota – 0.3% (0.2% of Total Investments)
1,140	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	12/28 at 102.00	BB	847,658
	Bonds, Hope Community Academy Project, Series 2020A, 5.000%, 12/01/55
1,100	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	6/29 at 102.00	N/R	795,344
	Bonds, Math & Science Academy Charter School Project, Series 2021A, 4.000%, 6/01/41, 144A
2,240	Total Minnesota			1,643,002
	Missouri – 1.1% (0.9% of Total Investments)
	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities
	Revenue Bonds, Southeasthealth, Series 2021:
100	4.000%, 3/01/41	3/31 at 100.00	BBB–	79,123
310	3.000%, 3/01/46	3/31 at 100.00	BBB–	185,036
80	4.000%, 3/01/46	3/31 at 100.00	BBB–	60,557
1,100	M150 and 135th Street Transportation Development District, Kansas City, Missouri,	10/27 at 100.00	N/R	846,945
	Transportation Sales Tax Revenue Bonds, Series 2020A, 4.250%, 10/01/43
3,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/24 at 100.00	A+	2,565,390
	Mercy Health, Series 2014F, 4.000%, 11/15/45
3,155	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention	10/30 at 100.00	AA	3,080,163
	Center, Expansion & Improvement Projects Series 2020, 5.000%, 10/01/45 – AGM Insured
7,745	Total Missouri			6,817,214
	Nevada – 0.5% (0.4% of Total Investments)
2,000	Director of Nevada State Department of Business & Industry, Environmental Improvement	2/31 at 100.00	N/R	1,674,800
	Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2020, 6.750%, 2/15/38, 144A
	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 611 Sunstone
	Phase I and II, Series 2020:
450	4.000%, 6/01/40	6/30 at 100.00	N/R	369,823
1,150	4.125%, 6/01/50	6/30 at 100.00	N/R	884,488
3,600	Total Nevada			2,929,111
	New Hampshire – 0.2% (0.1% of Total Investments)
1,250	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Catholic Medical	7/27 at 100.00	BBB+	941,325
	Center, Series 2017, 3.750%, 7/01/40
	New Jersey – 0.9% (0.7% of Total Investments)
2,035	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s	7/26 at 100.00	BBB–	1,525,233
	Healthcare System Obligated Group Issue, Refunding Series 2016, 4.000%, 7/01/48
470	New Jersey Transportation Trust Fund Authority, Transportation Program Bonds, Series	12/31 at 100.00	BBB+	418,878
	2022BB, 4.000%, 6/15/37

NDMO	Nuveen Dynamic Municipal Opportunities Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Forward
	Delivery Series 2022A:
$ 770	4.000%, 6/15/39	6/32 at 100.00	Baa1	$ 668,529
700	4.000%, 6/15/40	6/32 at 100.00	Baa1	602,014
390	4.000%, 6/15/41	6/32 at 100.00	Baa1	331,972
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds,
	Series 2020AA:
1,000	4.000%, 6/15/35	12/30 at 100.00	Baa1	911,170
340	4.000%, 6/15/37	12/30 at 100.00	Baa1	303,018
620	4.000%, 6/15/40	12/30 at 100.00	Baa1	533,212
545	4.000%, 6/15/50, (UB) (6)	12/30 at 100.00	Baa1	436,055
6,870	Total New Jersey			5,730,081
	New Mexico – 1.0% (0.8% of Total Investments)
7,000	Winrock Town Center Tax Increment Development District 1, Albuquerque, New Mexico, Gross	11/23 at 103.00	N/R	5,999,140
	Receipts Tax Increment Bonds, Subordinate Lien Series 2020, 8.000%, 5/01/40, 144A
	New York – 14.9% (11.5% of Total Investments)
5,755	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of	9/25 at 100.00	N/R	5,702,112
	Medicine, Inc, Series 2015, 5.500%, 9/01/45, 144A
5,000	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter	12/30 at 100.00	N/R	3,580,250
	School, Series 2020A-1, 5.500%, 6/01/55, 144A
	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter
	School, Series 2020C-1:
1,310	5.000%, 6/01/40, 144A	12/30 at 100.00	N/R	1,052,952
3,000	5.000%, 6/01/55, 144A	12/30 at 100.00	N/R	2,174,610
1,000	Build Resource Corporation, New York, Revenue Bonds, Shefa School, Series 2021A,	6/31 at 100.00	N/R	871,310
	5.000%, 6/15/51, 144A
10,000	Dormitory Authority of the State of New York, Revenue Bonds, Catholic Health System	7/29 at 100.00	BBB	6,701,100
	Obligated Group Series 2019A, 4.000%, 7/01/45
1,500	Dormitory Authority of the State of New York, Revenue Bonds, State University Dormitory	No Opt. Call	A+	1,223,505
	Facilities, Taxable Series 2021A, 2.084%, 7/01/29
10,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/24 at 100.00	A3	9,704,300
	2014D-1, 5.250%, 11/15/44, (UB) (6)
4,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate
	Fiscal 2022 Subseries F-1, 5.000%, 2/01/47	2/32 at 100.00	Aa1	4,071,720
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,
	Subordinate Fiscal 2023 Series A-1:
2,785	5.250%, 8/01/42	8/32 at 100.00	Aa1	2,926,868
4,640	5.000%, 8/01/43	8/32 at 100.00	Aa1	4,772,565
3,005	5.000%, 8/01/44	8/32 at 100.00	Aa1	3,083,611
3,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	2,635,800
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 7 World Trade
	Center Project, Refunding Green Series 2022A-CL2:
1,290	3.250%, 9/15/52	3/30 at 100.00	Aa3	870,208
515	3.500%, 9/15/52	3/30 at 100.00	A2	350,988
	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Secured by
	Port Authority Consolidated Bonds, Refunding Series 1WTC-2021:
5,040	4.000%, 2/15/43 – BAM Insured	2/30 at 100.00	AA	4,287,326
3,045	2.750%, 2/15/44 – BAM Insured	2/30 at 100.00	AA	2,005,559
3,530	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Bidding Group	9/32 at 100.00	AA+	3,671,306
	1 Series 2022A, 5.000%, 3/15/41
3,500	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds,	9/32 at 100.00	Aa1	3,585,400
	General Purpose, Series 2022A, 5.000%, 3/15/45

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 180	New York Transportation Development Corporation, New York, Facility Revenue Bonds,	10/31 at 100.00	BBB–	$ 147,449
	Thruway Service Areas Project, Series 2021, 4.000%, 10/31/41, (AMT)
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Series 2020:
11,250	5.250%, 8/01/31, (AMT)	8/30 at 100.00	B	11,170,237
3,400	5.375%, 8/01/36, (AMT)	8/30 at 100.00	B	3,311,124
420	New York Transportation Development Corporation, New York, Special Facility Revenue	No Opt. Call	B	385,598
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Series 2021,
	2.250%, 8/01/26, (AMT)
1,000	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta	No Opt. Call	Baa3	937,750
	Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2020, 4.000%,
	10/01/30, (AMT)
3,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	7/31 at 100.00	Aa3	2,705,670
	Twenty-Third Series 2021, 5.000%, 7/15/56, (AMT)
4,520	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel	No Opt. Call	Caa1	4,329,030
	Center Project, Taxable Series 2007B, 5.693%, 1/01/28 – SYNCORA GTY Insured, 144A
	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges &
	Tunnels, Series 2020A:
2,225	5.000%, 11/15/49	11/30 at 100.00	AA–	2,262,157
1,015	5.000%, 11/15/54	11/30 at 100.00	AA–	1,028,104
1,985	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges &	5/31 at 100.00	AA–	2,003,619
	Tunnels, Series 2021A, 5.000%, 11/15/56
100,910	Total New York			91,552,228
	North Carolina – 0.1% (0.0% of Total Investments)
415	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue	9/28 at 103.00	BBB	335,810
	Bonds, The Forest at Duke, Inc., Series 2021, 4.000%, 9/01/41
	Ohio – 4.8% (3.7% of Total Investments)
2,115	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	1,677,068
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
6,805	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	5,735,662
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
	Cleveland, Ohio, General Obligation Bonds, Various Purpose Refunding Series 2021A:
485	3.000%, 12/01/33	6/30 at 100.00	AA+	424,540
605	3.000%, 12/01/34	6/30 at 100.00	AA+	518,691
1,000	Columbus-Franklin County Finance Authority, Ohio, Tax Increment Financing Revenue Bonds,	6/29 at 100.00	N/R	902,360
	Bridge Park D Block Project, Series 2019A-1, 5.000%, 12/01/51
1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	864,590
	FirstEnergy Generation Corporation Project, Refunding Series 2009D, 3.375%, 8/01/29,
	(Mandatory Put 9/15/21)
750	Ohio Higher Educational Facility Commission, Senior Hospital Parking Revenue Bonds,	1/30 at 100.00	A3	705,382
	University Circle Incorporated 2020 Project, Series 2020, 5.000%, 1/15/50
1,000	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Fixed	1/30 at 100.00	A2	663,050
	Interest Rate Series 2020A, 3.000%, 1/15/45
21,000	Southern Ohio Port Authority, Ohio, Facility Revenue Bonds, Purecycle Project, Series	12/27 at 103.00	N/R	16,865,520
	2020A, 7.000%, 12/01/42, (AMT), 144A
1,000	Southern Ohio Port Authority, Ohio, Facility Revenue Bonds, Purecycle Project, Series	12/26 at 105.00	N/R	966,520
	2020B, 10.000%, 12/01/27, (AMT), 144A
35,760	Total Ohio			29,323,383
	Oklahoma – 0.1% (0.1% of Total Investments)
1,000	Mannford Public Works Authority, Oklahoma, Revenue Bonds, Capital Improvement Series	1/29 at 100.00	N/R	667,330
	2021, 3.250%, 1/01/51

NDMO	Nuveen Dynamic Municipal Opportunities Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania – 2.3% (1.7% of Total Investments)
$ 955	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/31 at 100.00	N/R	$ 900,727
	Bonds, 615 Waterfront Project, Senior Series 2021, 6.000%, 5/01/42, 144A
500	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	4/31 at 100.00	N/R	359,860
	Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 3.750%, 10/01/47
1,000	Dauphin County General Authority, Pennsylvania, Revenue Bonds, Harrisburg University of	10/27 at 100.00	BB	872,010
	Science & Technology Project, Series 2017, 5.125%, 10/15/41, 144A
2,000	Dauphin County General Authority, Pennsylvania, Revenue Bonds, Harrisburg University of	10/28 at 100.00	BB	1,928,460
	Science & Technology Project, Series 2020, 6.250%, 10/15/53, 144A
1,315	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	No Opt. Call	N/R	1,123,431
	KDC Agribusiness Fairless Hills LLC Project, Series 2021A, 10.000%, 12/01/31
	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds,
	Capitol Region Parking System, Junior Guaranteed Series 2013B:
995	0.000%, 1/01/45 – BAM Insured	No Opt. Call	AA	267,377
940	0.000%, 1/01/46 – BAM Insured	No Opt. Call	AA	236,269
1,025	0.000%, 1/01/47 – BAM Insured	No Opt. Call	AA	241,818
2,500	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds,	6/26 at 100.00	BBB	2,427,050
	Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 12/31/34, (AMT)
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2021B:
1,720	4.000%, 12/01/40	12/31 at 100.00	A	1,510,556
1,165	4.000%, 12/01/41	12/31 at 100.00	A	1,008,750
2,475	4.000%, 12/01/51	12/31 at 100.00	A3	2,021,035
800	Philadelphia Authority for Industrial Development, Pennsylvania, Charter School Revenue	6/31 at 100.00	BB	551,904
	Bonds, Philadelphia Electrical & Technology Charter School, Series 2021A, 4.000%, 6/01/51
500	Philadelphia Authority for Industrial Development, Pennsylvania, Charter School Revenue	6/28 at 100.00	BB+	418,805
	Bonds, Philadelphia Performing Arts: A String Theory Charter School, Series 2020, 5.000%,
	6/15/50, 144A
17,890	Total Pennsylvania			13,868,052
	Puerto Rico – 5.3% (4.1% of Total Investments)
8,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 3.978%,	12/22 at 100.00	D	6,020,000
	7/01/40 (4)
3,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2005L,	No Opt. Call	N/R	2,826,030
	5.250%, 7/01/38 – AMBAC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
	Restructured 2018A-1:
35,000	0.000%, 7/01/51	7/28 at 30.01	N/R	5,447,050
5,514	4.750%, 7/01/53	7/28 at 100.00	N/R	4,612,682
2,500	5.000%, 7/01/58	7/28 at 100.00	N/R	2,149,950
	Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1:
447	5.250%, 7/01/23	No Opt. Call	N/R	447,456
267	0.000%, 7/01/24	No Opt. Call	N/R	243,399
891	5.375%, 7/01/25	No Opt. Call	N/R	891,085
883	5.625%, 7/01/27	No Opt. Call	N/R	890,166
868	5.625%, 7/01/29	No Opt. Call	N/R	875,011
844	5.750%, 7/01/31	No Opt. Call	N/R	850,406
1,029	0.000%, 7/01/33	7/31 at 89.94	N/R	524,758
800	4.000%, 7/01/33	7/31 at 103.00	N/R	678,605
719	4.000%, 7/01/35	7/31 at 103.00	N/R	589,345
1,117	4.000%, 7/01/37	7/31 at 103.00	N/R	891,349
839	4.000%, 7/01/41	7/31 at 103.00	N/R	640,314
873	4.000%, 7/01/46	7/31 at 103.00	N/R	635,672
6,828	Puerto Rico, General Obligation Bonds, Vintage CW NT Claims Taxable Series 2022,	No Opt. Call	N/R	3,123,627
	0.000%, 11/01/43
70,419	Total Puerto Rico			32,336,905

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina – 0.7% (0.6% of Total Investments)
$ 2,500	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,	8/26 at 100.00	N/R (7)	$ 2,630,350
	Custodial Receipts CR-086, 5.000%, 8/15/36, (Pre-refunded 8/15/26), 144A
1,000	South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue	10/27 at 103.00	N/R	865,350
	Bonds, Columbia College, Refunding Series 2020A, 5.625%, 10/01/40
1,000	South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue	11/26 at 100.00	N/R	747,740
	Bonds, Horse Creek Academy Project, Series 2021A, 5.000%, 11/15/55, 144A
250	South Carolina Jobs-Economic Development Authority, Retirement Community Revenue Notes,	11/22 at 100.00	N/R	253,215
	Kiawah Life Plan Village, Inc. Project, Series 2021A, 8.750%, 7/01/25
4,750	Total South Carolina			4,496,655
	South Dakota – 0.2% (0.2% of Total Investments)
1,800	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Monument	9/30 at 100.00	AA–	1,488,114
	Health, Inc., Series 2020A, 4.000%, 9/01/50
	Texas – 9.8% (7.6% of Total Investments)
500	Abilene Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds,	10/31 at 100.00	N/R	393,470
	Second-Lien Series 2021B, 5.000%, 10/01/50, 144A
	Austin, Texas, Rental Car Special Facility Revenue Bonds, Taxable Refunding Series 2021:
500	1.027%, 11/15/26 – AGM Insured	No Opt. Call	AA	424,260
625	1.325%, 11/15/27 – AGM Insured	No Opt. Call	AA	516,825
500	1.710%, 11/15/29 – AGM Insured	No Opt. Call	AA	392,505
755	Bexar County, Texas, Venue Project Revenue Bonds, Taxable Refunding Combined Venue Tax	8/31 at 100.00	AA	521,222
	Series 2021, 3.031%, 8/15/41 – AGM Insured
	Board of Regents of the University of Texas System, Revenue Financing System Bonds,
	Series 2022A:
1,580	4.000%, 8/15/37	8/32 at 100.00	AAA	1,495,091
1,650	4.000%, 8/15/38	8/32 at 100.00	AAA	1,542,403
2,190	4.000%, 8/15/39	8/32 at 100.00	AAA	2,032,123
1,000	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien Series	7/31 at 100.00	A–	825,500
	2021D, 4.000%, 1/01/44
225	City of Midlothian, Texas, Westside Preserve Public Improvement District Improvement	No Opt. Call	N/R	208,697
	Area #1 Project, Special Assessment Revenue Bonds, Series 2022, 4.750%, 9/15/32, 144A
5,405	Community Independent School District, Collin & Hunt Counties, Texas, School Building	2/31 at 100.00	AAA	5,576,933
	Series 2022A, 5.000%, 2/15/52
1,000	Flower Mound, Texas, Special Assessment Revenue Bonds, River Walk Public Improvement	9/31 at 100.00	N/R	766,070
	District 1, Refunding Series 2021, 3.500%, 9/01/36, 144A
1,200	Hays County, Texas, Special Assessment Revenue Bonds, La Cima Public Improvement	9/30 at 100.00	N/R	895,200
	District Neighbor Improvement Areas 1-2 Project, Series 2020, 4.000%, 9/15/50, 144A
	Houston Community College System, Texas, General Obligation Bonds, Taxable Refunding
	Limited Tax Series 2021B:
750	2.209%, 2/15/38	2/31 at 100.00	Aaa	491,198
750	2.259%, 2/15/39	2/31 at 100.00	Aaa	481,087
1,000	Kyle, Texas, Special Assessment Revenue Bonds, 6 Creeks Public Improvement District	9/30 at 100.00	N/R	766,190
	Improvement Area 2 Project, Series 2020, 4.000%, 9/01/46, 144A
	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds,
	Refunding Series 2021:
1,000	4.000%, 11/01/39 – AGM Insured, (AMT)	11/31 at 100.00	AA	864,170
5,260	4.000%, 11/01/40 – AGM Insured, (AMT)	11/31 at 100.00	A	4,499,983
	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA
	Transmission Services Corporation Project, Refunding Series 2021:
4,540	5.000%, 5/15/39	5/30 at 100.00	A+	4,705,755
375	5.000%, 5/15/41	5/30 at 100.00	A+	383,430
500	Marble Falls, Burnet County, Texas, Special Assessment Revenue Bonds, Thunder Rock	9/31 at 100.00	N/R	402,065
	Public Improvement District Improvement Area 1 Project, Series 2021, 4.125%, 9/01/41, 144A

NDMO	Nuveen Dynamic Municipal Opportunities Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 625	McLendon-Chisholm, Texas, Special Assessment Revenue Bonds, Sonoma Public Improvement	9/31 at 100.00	N/R	$ 452,519
	District Improvement Area 3 Project, Series 2021, 3.625%, 9/15/41, 144A
5,885	Melissa Independent School District, Collin County, Texas, General Obligation Bonds,	8/32 at 100.00	AAA	6,131,640
	Series 2022, 5.000%, 2/01/52
4,175	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue	8/25 at 103.00	BB+	3,504,996
	Bonds, Southwest Preparatory School, Series 2020A, 5.000%, 8/15/50, 144A
	New Hope Cultural Education Facilities Finance Corporation, Texas, Senior Living Revenue
	Bonds, Sanctuary LTC LLC Project, Series 2021A-1:
6,795	5.250%, 1/01/42	1/28 at 103.00	N/R	5,310,496
6,465	5.500%, 1/01/57	1/28 at 103.00	N/R	4,793,151
3,500	Port Beaumont Industrial Development Authority, Texas, Facility Revenue Bonds, Jefferson	7/23 at 102.05	N/R	2,804,515
	Gulf Coast Energy Project, Series 2021B, 4.100%, 1/01/28, 144A
6,675	Rockwall Independent School District, Rockwall, Kaufman, and Collin Counties, Texas,	2/31 at 100.00	AAA	6,918,637
	General Obligation Bonds, School Building Series 2022A, 5.000%, 2/15/47
2,020	Sachse, Texas, Special Assessment Bonds, Sachse Public Improvement District 1 Major	9/30 at 100.00	N/R	1,815,273
	Improvement Area Project, Series 2020, 5.375%, 9/15/40, 144A
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital
	Revenue Bonds, Hendrick Medical Center, Taxable Series 2021:
450	3.292%, 9/01/40 – AGM Insured	9/30 at 100.00	AA	319,694
350	3.422%, 9/01/50 – AGM Insured	9/30 at 100.00	AA	224,441
68,245	Total Texas			60,459,539
	Utah – 0.3% (0.2% of Total Investments)
500	Red Bridge Public Infrastructure District 1, Utah, Limited Tax General Obligation Bonds,	2/26 at 103.00	N/R	374,560
	Series 2021A, 4.125%, 2/01/41, 144A
985	Utah Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High	1/25 at 102.00	N/R	712,894
	School Project, Series 2020A, 5.125%, 7/15/51, 144A
	Utah Infrastructure Agency, Telecommunications Revenue Bonds, Series 2021:
375	4.000%, 10/15/41	4/31 at 100.00	BBB–	293,528
500	3.000%, 10/15/45	4/31 at 100.00	BBB–	298,710
	Vineyard Redevelopment Agency, Utah, Tax Increment Revenue Bonds, Refunding Series 2021:
60	4.000%, 5/01/36 – AGM Insured	5/31 at 100.00	AA	58,211
95	4.000%, 5/01/38 – AGM Insured	5/31 at 100.00	AA	88,280
2,515	Total Utah			1,826,183
	Virgin Islands – 0.5% (0.4% of Total Investments)
2,365	Matching Fund Special Purpose Securitization Corporation, Virgin Islands, Revenue Bonds,	No Opt. Call	N/R	2,382,738
	Series 2022A, 5.000%, 10/01/32
1,000	West Indian Company Limited, Virgin Islands, Port Facilities Revenue Bonds, WICO	10/29 at 104.00	N/R	925,300
	Financing, Series 2022A, 6.125%, 10/01/42, 144A
3,365	Total Virgin Islands			3,308,038
	Virginia – 1.1% (0.9% of Total Investments)
	Virginia Commonwealth Transportation Board, Interstate 81 Corridor Program Revenue
	Bonds, Senior Lien Series 2021:
600	4.000%, 5/15/36	5/31 at 100.00	Aa1	584,232
900	4.000%, 5/15/38	5/31 at 100.00	Aa1	871,695
3,000	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform	6/27 at 100.00	BBB	2,765,730
	66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/49, (AMT)
2,000	Virginia Small Business Financing Authority, Revenue Bonds, 95 Express Lanes LLC	12/32 at 100.00	Baa1	1,885,200
	Project, Refunding Senior Lien Series 2022, 5.000%, 12/31/57, (AMT)
1,000	Virginia Small Business Financing Authority, Tourism Development Financing Program	10/30 at 120.40	N/R	962,540
	Revenue Bonds, Virginia Beach Oceanfront South Hotel Project, Senior Series 2020A-1, 8.000%,
	10/01/43, 144A
7,500	Total Virginia			7,069,397

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 1.2% (1.0% of Total Investments)
$ 2,145	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	A+	$ 2,105,618
	Services, Series 2014D, 5.000%, 10/01/41
1,915	Washington Health Care Facilities Authority, Revenue Bonds, Providence Saint Joseph	No Opt. Call	A1	1,840,008
	Health, Refunding Series 2021B, 4.000%, 10/01/42, (Mandatory Put 10/01/30)
3,500	Washington State, General Obligation Bonds, Various Purpose Series 2022A-2,	8/31 at 100.00	AA+	3,715,950
	5.000%, 8/01/40
7,560	Total Washington			7,661,576
	West Virginia – 0.7% (0.5% of Total Investments)
4,000	West Virginia Economic Development Authority, Dock and Wharf Facilities Revenue Bonds,	12/27 at 103.00	N/R	3,102,840
	Empire Trimodal Terminal, LLC Project, Series 2020, 7.625%, 12/01/40, 144A
1,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue	1/25 at 100.00	B	965,570
	Bonds, Arch Resources Project, Series 2021, 4.125%, 7/01/45, (AMT), (Mandatory Put 7/01/25)
5,000	Total West Virginia			4,068,410
	Wisconsin – 3.4% (2.7% of Total Investments)
3,000	Gillett, Wisconsin, Solid Waste Disposal Revenue Bonds, WI RNG Hub North LLC Renewable	12/26 at 100.00	N/R	2,391,480
	Natural Gas Production Plant Project, Series 2021A, 5.500%, 12/01/32, 144A
6,350	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Freedom Classical	1/28 at 100.00	N/R	4,981,702
	Academy Inc., Series 2020A, 5.000%, 1/01/56, 144A
200	Public Finance Authority of Wisconsin, Education Revenue Bonds, Shining Rock Classical	6/29 at 101.00	N/R	174,740
	Academy, Series 2022A, 6.125%, 6/15/57
1,000	Public Finance Authority of Wisconsin, Education Revenue Bonds, The Capitol Encore	6/28 at 100.00	N/R	760,090
	Academy, Series 2021A, 5.000%, 6/01/56, 144A
1,000	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, LEAD Academy	8/28 at 100.00	N/R	757,680
	Project, Series 2021, 5.000%, 8/01/51, 144A
	Public Finance Authority of Wisconsin, Health Care Facilities Revenue Bonds, Appalachian
	Regional Healthcare System Obligated Group, Series 2021A:
300	5.000%, 7/01/35	1/31 at 100.00	BBB	300,720
190	5.000%, 7/01/38	1/31 at 100.00	BBB	187,167
2,000	Public Finance Authority of Wisconsin, Hotel Revenue Bonds, Grand Hyatt San Antonio	2/32 at 100.00	BBB–	1,641,940
	Hotel Acquisition Project, Senior Lien Series 2022A, 5.000%, 2/01/62
	Public Finance Authority of Wisconsin, Hotel Revenue Bonds, Grand Hyatt San Antonio
	Hotel Acquisition Project, Subordinate Lien Series 2022B:
1,670	5.625%, 2/01/46, 144A	2/32 at 100.00	N/R	1,431,608
2,000	6.000%, 2/01/62, 144A	2/32 at 100.00	N/R	1,725,200
5,000	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American	12/27 at 100.00	N/R	4,103,000
	Dream @ Meadowlands Project, Series 2017, 7.000%, 12/01/50, 144A
1,000	Public Finance Authority of Wisconsin, Pollution Control Revenue Bonds, Duke Energy	No Opt. Call	A	973,780
	Progress Project, Refunding Series 2022B, 4.000%, 10/01/46, (Mandatory Put 10/01/30)
2,000	Public Finance Authority of Wisconsin, Revenue Bonds, Sky Harbour LLC Obligated Group	7/31 at 100.00	N/R	1,415,600
	Aviation Facilities Project, Series 2021, 4.000%, 7/01/41, (AMT)
200	Public Finance Authority of Wisconsin, Revenue Bonds, Wonderful Foundations Charter	1/31 at 100.00	N/R	140,942
	School WFCS Portfolio Projects, Senior Series 2021A-1, 5.000%, 1/01/56, 144A
205	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	10/31 at 100.00	AA–	156,800
	Gundersen Health System, Refunding Series 2021A, 3.000%, 10/15/37
26,115	Total Wisconsin			21,142,449
$ 970,810	Total Municipal Bonds (cost $949,469,058)			791,662,001

NDMO	Nuveen Dynamic Municipal Opportunities Fund
Portfolio of Investments (continued)
October 31, 2022

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.4% (0.3% of Total Investments)
	Electric Utilities – 0.2% (0.1% of Total Investments)
$ 1,500	Talen Energy Supply LLC (4)	6.000%	12/15/36	BBB	$ 900,000
	Independent Power and Renewable Electricity Producers – 0.1% (0.1% of Total Investments)
2,172	Talen Energy Corp	0.000%	8/31/23	N/R	613,624
	Real Estate Management & Development – 0.1% (0.1% of Total Investments)
761	Benloch Ranch Improvement Association No 1, 144A	9.750%	12/01/39	N/R	691,935
$ 4,433	Total Corporate Bonds (cost $1,535,324)				2,205,559
	Total Long-Term Investments (cost $951,004,382)				793,867,560
	Floating Rate Obligations – (1.4)%				(8,405,000)
	MuniFund Preferred Shares, net of deferred offering costs – (39.0)%(8)				(239,692,499)
	Other Assets Less Liabilities – 11.3%(9)				69,384,003
	Net Assets Applicable to Common Shares – 100%				$ 615,154,064

Investments in Derivatives
Futures Contracts – Short

Variation
					Unrealized	Margin
	Number of	Expiration	Notional		Appreciation	Receivable/
Description	Contracts	Date	Amount	Value	Depreciation)	(Payable)
U.S. Treasury Ultra Bond	(102)	12/22	(15,161,702)	(13,020,938)	2,140,765	172,125

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 30.2%.
(9)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as well as the OTC cleared and exchange-traded derivatives, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
October 31, 2022

	NVG	NZF	NMZ	NMCO	NDMO
Assets
Long-term investments, at value (cost $5,008,945,514
$3,641,285,372, $2,154,363,812, $1,202,794,453
and $951,004,382, respectively)	$4,568,405,836	$3,510,034,363	$1,862,496,005	$1,079,611,932	$ 793,867,560
Cash	—	—	5,480,318	—	55,203,981
Cash held in escrow for preferred shares noticed for redemption (1)	44,500,000	—	—	—	—
Cash collateral at brokers for investments in futures contracts (2)	—	—	—	—	730,023
Receivable for:
Dividends	—	2,859	—	—	—
Interest	67,634,833	54,000,424	42,198,878	24,091,588	19,001,711
Investments sold	24,221,850	106,973,072	19,945,245	16,567,299	380,000
Variation margin on futures contracts	—	—	—	—	172,125
Deferred offering costs	91,707	—	273,343	216,389	282,340
Other assets	1,881,773	897,477	134,365	104,033	29,832
Total assets	4,706,735,999	3,671,908,195	1,930,528,154	1,120,591,241	869,667,572
Liabilities
Cash overdraft	544,737	2,845,247	—	3,752,896	—
Borrowings	—	40,000,000	—	8,200,000	—
Floating rate obligations	189,620,000	168,959,000	442,605,000	17,850,000	8,405,000
Unrealized depreciation on recourse trusts	—	2,027,605	—	178,372	—
Payable for:
MuniFund Preferred (“MFP”) Shares noticed for redemption,
at liquidation value	44,500,000	—	—	—	—
Dividends	11,013,411	7,966,013	5,692,254	2,983,912	4,103,250
Interest (3)	1,765,134	1,717,635	4,326,512	313,790	1,314,921
Investments purchased – regular settlement	—	54,220,428	17,587,406	23,719,349	—
Investments purchased – when-issued/
delayed-delivery settlement	8,878,860	2,626,987	9,402,867	2,917,240	—
Offering costs	—	—	14,329	—	190,634
Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares,
net of deferred offering costs (liquidation preference
$—, $—, $357,000,000, $— and $—, respectively)	—	—	356,453,246	—	—
MuniFund Preferred (“MFP”) Shares, net of deferred offering
costs (liquidation preference $610,900,000, $641,000,000,
$—, $450,000,000 and $240,000,000, respectively)	608,669,769	640,083,278	—	449,018,292	239,692,499
Variable Rate Demand Preferred (“VRDP”) Shares, net of
deferred offering costs (liquidation preference $1,236,600,000,
$727,000,000, $—, $— and $—, respectively)	1,233,766,379	722,987,135	—	—	—
Accrued expenses:
Management fees	2,450,665	1,864,053	1,027,536	825,796	629,918
Trustees fees	1,096,134	751,887	129,947	25,514	21,710
Shelf offering costs	—	—	35,218	74,127	9,542
Other	664,154	722,438	269,504	230,461	146,034
Total liabilities	2,102,969,243	1,646,771,706	837,543,819	510,089,749	254,513,508
Commitments and contingencies (as disclosed in Note 8)
Net assets applicable to common shares	$2,603,766,756	$2,025,136,489	$1,092,984,335	$ 610,501,492	$ 615,154,064
Common shares outstanding	213,522,363	165,390,401	109,625,304	54,771,474	59,465,234
Net asset value (“NAV”) per common share outstanding	$ 12.19	$ 12.24	$ 9.97	$ 11.15	$ 10.34
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$ 2,135,224	$ 1,653,904	$ 1,096,253	$ 547,715	$ 594,652
Paid-in surplus	3,086,790,588	2,352,970,164	1,443,894,425	818,083,840	862,219,146
Total distributable earnings (loss)	(485,159,056)	(329,487,579)	(352,006,343)	(208,130,063)	(247,659,734)
Net assets applicable to common shares	$2,603,766,756	$2,025,136,489	$1,092,984,335	$ 610,501,492	$ 615,154,064
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

(1)	Consists of cash irrevocably deposited for payment of preferred shares noticed for redemption.
(2)	Cash pledged to collateralize the net payment obligations for investments in derivatives.
(3)	Excludes accrued interest on reverse repurchase agreements, which is recognized above.
See accompanying notes to financial statements.

Statement of Operations
Year Ended October 31, 2022

	NVG	NZF	NMZ	NMCO	NDMO
Investment Income	$ 226,164,867	$ 157,528,529	$ 99,980,040	$ 62,184,193	$ 46,090,403
Expenses
Management fees	32,444,157	22,304,103	13,806,092	10,646,582	9,833,073
Interest expense and amortization of offering costs	23,670,462	23,986,991	12,127,041	8,043,224	5,909,650
Liquidity fees	9,527,352	1,619,188	—	818,738	—
Remarketing fees	2,347,455	99,362	—	101,388	—
Custodian expenses, net	376,089	299,960	139,820	97,364	100,113
Trustees fees	145,482	99,727	49,805	33,149	32,634
Professional fees	457,966	315,774	342,012	282,742	142,282
Shareholder reporting expenses	208,751	143,235	91,158	43,270	47,022
Shareholder servicing agent fees	91,502	43,355	19,738	594	1,600
Stock exchange listing fees	64,465	42,749	78,750	16,160	49,314
Investor relations expenses	238,602	165,730	71,443	53,642	119,015
Reorganization expenses	—	492,000	—	—	—
Other	213,814	114,499	63,367	62,901	41,281
Total expenses	69,786,097	49,726,673	26,789,226	20,199,754	16,275,984
Net investment income (loss)	156,378,770	107,801,856	73,190,814	41,984,439	29,814,419
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(39,621,634)	(171,362,098)	(59,668,730)	(20,149,038)	(123,084,429)
Futures contracts	—	—	—	—	35,381,726
Change in net unrealized appreciation (depreciation) of:
Investments	(1,029,776,506)	(552,200,933)	(412,043,906)	(215,318,529)	(201,197,612)
Futures contracts	—	—	—	—	1,357,728
Net realized and unrealized gain (loss)	(1,069,398,140)	(723,563,031)	(471,712,636)	(235,467,567)	(287,542,587)
Net increase (decrease) in net assets applicable to
common shares from operations	$ (913,019,370)	$(615,761,175)	$(398,521,822)	$(193,483,128)	$(257,728,168)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NVG		NZF
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/22	10/31/21	10/31/22	10/31/21
Operations
Net investment income (loss)	$ 156,378,770	$ 175,139,255	$ 107,801,856	$ 111,163,601
Net realized gain (loss) from:
Investments	(39,621,634)	9,098,222	(171,362,098)	4,825,339
Futures contracts	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(1,029,776,506)	117,264,867	(552,200,933)	142,011,149
Futures contracts	—	—	—	—
Net increase (decrease) in net assets applicable to
common shares from operations	(913,019,370)	301,502,344	(615,761,175)	258,000,089
Distributions to Common Shareholders
Dividends	(172,239,856)	(191,489,814)	(110,518,441)	(112,570,414)
Return of capital	—	—	—	—
Decrease in net assets applicable to common shares from
distributions to common shareholders	(172,239,856)	(191,489,814)	(110,518,441)	(112,570,414)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	—	—	—
Issued in the Reorganization	—	—	337,312,370	—
Net proceeds from shares issued to shareholders
due to reinvestment of distributions	1,689,861	968,023	—	708,579
Net increase (decrease) in net assets applicable to
common shares from capital share transactions	1,689,861	968,023	337,312,370	708,579
Net increase (decrease) in net assets applicable to
common shares	(1,083,569,365)	110,980,553	(388,967,246)	146,138,254
Net assets applicable to common shares at the
beginning of period	3,687,336,121	3,576,355,568	2,414,103,735	2,267,965,481
Net assets applicable to common shares at the end
of period	$2,603,766,756	$3,687,336,121	$2,025,136,489	$2,414,103,735

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

	NMZ		NMCO
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/22	10/31/21	10/31/22	10/31/21
Operations
Net investment income (loss)	$ 73,190,814	$ 65,257,164	$ 41,984,439	$ 43,871,984
Net realized gain (loss) from:
Investments	(59,668,730)	(3,421,571)	(20,149,038)	3,406,526
Futures contracts	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(412,043,906)	110,094,377	(215,318,529)	133,963,060
Futures contracts	—	—	—	—
Net increase (decrease) in net assets applicable to
common shares from operations	(398,521,822)	171,929,970	(193,483,128)	181,241,570
Distributions to Common Shareholders
Dividends	(77,261,266)	(67,633,664)	(39,698,302)	(39,638,330)
Return of capital	—	—	—	—
Decrease in net assets applicable to common shares from
distributions to common shareholders	(77,261,266)	(67,633,664)	(39,698,302)	(39,638,330)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	162,568,435	201,974,141	19,150,641	157,761
Issued in the Reorganization	—	—	—	—
Net proceeds from shares issued to shareholders
due to reinvestment of distributions	1,447,326	1,063,415	260,907	—
Net increase (decrease) in net assets applicable to
common shares from capital share transactions	164,015,761	203,037,556	19,411,548	157,761
Net increase (decrease) in net assets applicable to
common shares	(311,767,327)	307,333,862	(213,769,882)	141,761,001
Net assets applicable to common shares at the
beginning of period	1,404,751,662	1,097,417,800	824,271,374	682,510,373
Net assets applicable to common shares at the end
of period	$1,092,984,335	$1,404,751,662	$ 610,501,492	$824,271,374

See accompanying notes to financial statements.

	NDMO
	Year Ended	Year Ended
	10/31/22	10/31/21
Operations
Net investment income (loss)	$ 29,814,419	$ 27,319,402
Net realized gain (loss) from:
Investments	(123,084,429)	21,029,408
Futures contracts	35,381,726	(4,150,212)
Change in net unrealized appreciation (depreciation) of:
Investments	(201,197,612)	45,354,449
Futures contracts	1,357,728	783,037
Net increase (decrease) in net assets applicable to
common shares from operations	(257,728,168)	90,336,084
Distributions to Common Shareholders
Dividends	(29,662,852)	(46,057,401)
Return of capital	(24,771,804)	(6,322,022)
Decrease in net assets applicable to common shares from
distributions to common shareholders	(54,434,656)	(52,379,423)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	12,647,921	23,101,155
Issued in the Reorganization	—	—
Net proceeds from shares issued to shareholders
due to reinvestment of distributions	1,121,470	5,699,569
Net increase (decrease) in net assets applicable to
common shares from capital share transactions	13,769,391	28,800,724
Net increase (decrease) in net assets applicable to
common shares	(298,393,433)	66,757,385
Net assets applicable to common shares at the
beginning of period	913,547,497	846,790,112
Net assets applicable to common shares at the end
of period	$ 615,154,064	$913,547,497

See accompanying notes to financial statements.

Statement of Cash Flows
Year Ended October 31, 2022

	NVG	NZF	NMZ	NMCO	NDMO
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to
Common Shares from Operations	$(913,019,370)	$ (615,761,175)	$(398,521,822)	$(193,483,128)	$(257,728,168)
Adjustments to reconcile the net increase (decrease) in
net assets applicable to common shares from operations
to net cash provided by (used in) operating activities:
Purchases of investments	(1,003,124,413)	(2,250,895,362)	(849,221,835)	(394,973,539)	(714,020,049)
Proceeds from sales and maturities of investments	1,118,187,733	2,225,634,335	632,913,431	362,518,339	950,788,214
Proceeds from (Purchases of) short-term investments, net	—	—	—	798,107	—
Taxes paid	(40,132)	—	(9,682)	(56,271)	—
Amortization (Accretion) of premiums and discounts, net	(9,563,176)	(11,336,929)	(2,893,500)	(5,465,480)	4,532,580
Amortization of deferred offering costs	635,545	266,621	57,975	110,052	12,499
(Increase) Decrease in:
Receivable for dividends and interest	4,220,729	(3,321,902)	(6,508,651)	(2,315,450)	(1,058,407)
Receivable for investments sold	6,725,712	(50,999,151)	(18,136,904)	(16,137,299)	6,401,711
Receivable for variation margin on futures contracts	—	—	—	—	(150,000)
Other assets	349,744	151,981	6,065	(12,960)	(13,086)
Increase (Decrease) in:
Unrealized depreciation on recourse trusts	—	2,027,605	—	178,372	—
Payable for interest	1,385,853	1,681,149	3,388,012	245,958	898,840
Payable for investments purchased – regular settlement	(36,930)	53,170,428	11,695,106	23,719,349	(6,903,555)
Payable for investments purchased – when issued/
delayed-delivery settlement	(15,050,180)	(1,533,142)	(5,541,553)	2,917,240	(24,677,205)
Payable for offering costs	—	—	14,329	—	190,634
Payable for variation margin on futures contracts	—	—	—	—	(315,438)
Accrued management fees	(489,814)	(66,255)	(178,683)	(134,933)	(314,384)
Accrued interest	—	—	—	—	(9,557)
Accrued Trustees fees	(249,209)	(133,131)	(19,405)	1,621	(15,769)
Accrued other expenses	(186,693)	(142,452)	(33,788)	(13,596)	(192,530)
Net realized (gain) loss from:
Investments	39,621,634	171,362,098	59,668,730	20,149,038	123,084,429
Paydowns	1,984,054	1,348,880	27,683	(196,375)	1,983
Change in net unrealized (appreciation) depreciation
of investments	1,029,776,506	552,176,714	412,043,906	215,318,529	201,197,612
Net cash provided by (used in) operating activities	261,127,593	73,630,312	(161,250,586)	13,167,574	281,710,354

See accompanying notes to financial statements.

	NVG	NZF	NMZ	NMCO	NDMO
Cash Flows from Financing Activities:
Proceeds from borrowings	$ 22,000,000	$ 275,509,047	$ 76,094,238	$ 88,042,546	$ —
(Repayments of) borrowings	(22,000,000)	(235,509,047)	(76,094,238)	(79,842,546)	(191,900,000)
Proceeds from reverse repurchase agreements	—	—	74,310,000	—	—
(Repayments of) reverse repurchase agreements	—	—	(74,310,000)	—	(44,800,000)
Proceeds from AMTP Shares issued, at liquidation preference	—	—	100,000,000	—	—
(Repayments of) AMTP Shares issued, at liquidation preference	(112,000,000)	—	—	—	—
Proceeds from MFP Shares issued, at liquidation preference	250,000,000	—	—	—	240,000,000
(Repayments of) VRDP Shares issued, at liquidation preference	(175,000,000)	—	—	—	—
(Payments for) deferred offering costs	(880,000)	—	(175,000)	—	(320,000)
Proceeds from shelf offering, net of offering costs	(91,707)	—	162,499,079	19,154,248	12,605,581
Increase (Decrease) in:
Cash overdraft	(7,688,599)	(1,953,139)	(4,909,984)	3,752,896	—
Accrued shelf offering costs	—	—	13,465	(54,197)	(131,220)
Proceeds from floating rate obligations	2,220,000	—	—	—	—
(Repayments of) floating rate obligations	—	(4,655,000)	(14,438,000)	(7,972,000)	(196,185,000)
Cash distribution paid to common shareholders	(173,187,287)	(111,459,448)	(76,258,656)	(39,636,069)	(53,166,187)
Net cash provided by (used in) financing activities	(216,627,593)	(78,067,587)	166,730,904	(16,555,122)	(233,896,826)
Net Increase (Decrease) in cash, cash held in escrow for
preferred shares noticed for redemption and cash
collateral at brokers	44,500,000	(4,437,275)	5,480,318	(3,387,548)	47,813,528
Cash, cash held in escrow for preferred shares noticed for
redemption and cash collateral at brokers at the beginning
of period	—	—	—	3,387,548	8,120,476
Cash acquired in connection with the Reorganizations	—	4,437,275	—	—	—
Cash, cash held in escrow for preferred shares noticed
for redemption and cash collateral at brokers at the
end of period	$ 44,500,000	$ —	$ 5,480,318	$ —	$ 55,934,004

The following table provides a reconciliation of cash, cash held in escrow for preferred shares noticed for redemption and cash collateral at brokers to the statement of assets and liabilities:

	NVG	NZF	NMZ	NMCO	NDMO
Cash	$ —	$ —	$ 5,480,318	$ —	$ 55,203,981
Cash held in escrow for preferred shares noticed for redemption	44,500,000	—	—	—	—
Cash collateral at brokers for investments in futures contracts	—	—	—	—	730,023
Total cash, cash held in escrow for preferred shares noticed for
redemption and cash collateral at brokers	$ 44,500,000	$ —	$ 5,480,318	$ —	$ 55,934,004

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing
and amortization of offering costs)	$ 21,356,794	$ 21,864,680	$ 8,585,069	$ 7,570,466	$ 4,870,640
Non-cash financing activities not included herein consists
of reinvestments of common share distributions	1,689,861	—	1,447,326	260,907	1,121,470

Financial Highlights
Selected data for a common share outstanding throughout each period:
					Less Distributions to
		Investment Operations			Common Shareholders			Common Share

						From
	Beginning	Net	Net		From	Accumulated
	Common	Investment	Realized/		Net	Net			Ending
	Share	Income	Unrealized		Investment	Realized		Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	NAV	Price

NVG
Year Ended 10/31:
2022	$17.28	$0.73	$(5.01)	$(4.28)	$(0.78)	$(0.03)	$(0.81)	$12.19	$11.03
2021	16.76	0.82	0.60	1.42	(0.81)	(0.09)	(0.90)	17.28	17.29
2020	17.17	0.82	(0.41)	0.41	(0.79)	(0.03)	(0.82)	16.76	15.62
2019	15.48	0.79	1.72	2.51	(0.79)	(0.03)	(0.82)	17.17	16.45
2018	16.39	0.81	(0.88)	(0.07)	(0.84)	—	(0.84)	15.48	13.40

NZF
Year Ended 10/31:
2022	16.98	0.71	(4.72)	(4.01)	(0.73)	—	(0.73)	12.24	10.83
2021	15.96	0.78	1.03	1.81	(0.79)	—	(0.79)	16.98	16.73
2020	16.63	0.80	(0.71)	0.09	(0.76)	—	(0.76)	15.96	14.74
2019	15.07	0.75	1.60	2.35	(0.79)	—	(0.79)	16.63	16.03
2018	16.03	0.81	(0.94)	(0.13)	(0.83)	—	(0.83)	15.07	13.29

(a) Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares

Common Share
Total Returns			Ratios to Average Net Assets(b)

	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses	Income (Loss)	Rate(c)

(25.56)%	(32.54)%	$2,603,767	2.16%	4.83%	19%
8.54	16.65	3,687,336	1.52	4.70	12
2.53	0.06	3,576,356	1.98	4.89	15
16.52	29.47	3,476,962	2.49	4.82	6
(0.50)	(6.49)	3,134,970	2.40	5.02	15

(24.20)	(31.77)	2,025,136	2.20	4.78	61
11.45	19.05	2,414,104	1.61	4.60	15
0.58	(3.34)	2,267,965	2.04	4.95	21
15.90	27.08	2,364,022	2.60	4.68	12
(0.85)	(6.21)	2,141,680	2.43	5.17	25

(b)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund, where applicable.
• The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares), and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

	Ratios of Interest Expense to		Ratios of Interest Expense to
	Average Net Assets Applicable		Average Net Assets Applicable
NVG	to Common Shares	NZF	to Common Shares
Year Ended 10/31:		Year Ended 10/31:
2022	1.10%	2022	1.14%
2021	0.52	2021	0.62
2020	0.97	2020	1.01
2019	1.47	2019	1.55
2018	1.37	2018	1.38

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Selected data for a common share outstanding throughout each period:
					Less Distributions to
		Investment Operations			Common Shareholders			Common Share
								Premium
								Per
						From		Share
	Beginning	Net	Net		From	Accumulated		Sold
	Common	Investment	Realized/		Net	Net		through	Shelf		Ending
	Share	Income	Unrealized		Investment	Realized		Shelf	Offering	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Offering	Costs	NAV	Price
NMZ
Year Ended 10/31:
2022	$14.53	$0.70	$(4.53)	$(3.83)	$(0.75)	$ —	$(0.75)	$0.02	$ —*	$9.97	$9.85
2021	13.22	0.72	1.30	2.02	(0.77)	—	(0.77)	0.06	—*	14.53	14.71
2020	14.04	0.70	(0.82)	(0.12)	(0.73)	—	(0.73)	0.03	—*	13.22	13.22
2019	12.77	0.76	1.20	1.96	(0.70)	—	(0.70)	0.01	—	14.04	14.22
2018	13.47	0.82	(0.78)	0.04	(0.74)	—	(0.74)	—*	—	12.77	11.76
NMCO
Year Ended 10/31:
2022	15.47	0.78	(4.36)	(3.58)	(0.74)	—	(0.74)	—*	—*	11.15	10.39
2021	12.81	0.82	2.58	3.40	(0.74)	—	(0.74)	—*	—	15.47	15.04
2020	15.08	0.71	(2.25)	(1.54)	(0.73)	—	(0.73)	—	—	12.81	11.68
2019(d)	15.00	0.04	0.04	0.08	—	—	—	—	—	15.08	15.39

(a) Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares

Common Share
Total Returns			Ratios to Average Net Assets(b)

	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses	Income (Loss)	Rate(c)

(27.13)%	(28.88)%	$1,092,984	2.05%	5.61%	30%
15.80	17.32	1,404,752	1.43	5.13	6
(0.49)	(1.84)	1,097,418	1.68	5.19	10
15.75	27.45	969,068	2.20	5.67	15
0.25	(7.93)	818,439	1.95	6.17	11

(23.88)	(26.91)	610,501	2.74	5.69	30
26.91	35.55	824,271	2.18	5.52	12
(10.33)	(19.78)	682,510	2.41	5.24	70
0.53	2.60	803,046	1.01**	2.58**	8

(b)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
•	The expense ratios reflect, among other things, all interest expense and other costs related to reverse repurchase agreements (as described in Note 9 – Borrowing Arrangements), where applicable, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:
	Ratios of Interest Expense to		Ratios of Interest Expense to
	Average Net Assets Applicable		Average Net Assets Applicable
NMZ	to Common Shares	NMCO	to Common Shares
Year Ended 10/31:		Year Ended 10/31:
2022	0.93%	2022	1.21%
2021	0.36	2021	0.72
2020	0.66	2020	1.00
2019	1.16	2019(d)	0.05**
2018	0.91

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(d)	For the period September 16, 2019 (commencement of operations) through October 31, 2019.
*	Value rounded to zero.
**	Annualized.
See accompanying notes to financial statements.

Financial Highlights (continued)
Selected data for a common share outstanding throughout each period:

					Less Distributions to
		Investment Operations			Common Shareholders					Common Share
						From			Premium
	Beginning	Net	Net		From	Accumulated			Per Share
	Common	Investment	Realized/		Net	Net	Return		Sold through	Shelf		Ending
	Share	Income	Unrealized		Investment	Realized	of		Shelf	Offering	Ending	Share
	NAV	(Loss) Gain (Loss)		Total	Income	Gains	Capital	Total	Offering	Costs	NAV	Price
NDMO
Year Ended 10/31:
2022	$15.60	$0.51	$(4.85)	$(4.34)	$(0.50)	$ —	$(0.42)	$(0.92)	$ —*	$ —*	$10.34	$ 9.43
2021	14.92	0.49	1.10	1.59	(0.50)	(0.31)	(0.11)	(0.92)	0.01	—	15.60	15.64
2020(d)	15.00	0.03	(0.03)	—	(0.08)	—	—	(0.08)	—	—	14.92	15.00

(a)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)
	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses	Income (Loss)	Rate(c)
(28.77)%	(35.09)%	615,154	2.07%	3.78%	61%
10.77	10.47	913,547	1.55	3.02	63
(0.02)	0.51	846,790	0.89**	1.06**	4

(b)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings and/or reverse repurchase agreements, where applicable.
• The expense ratios reflect, among other things, all interest expense and other costs related to borrowings and/or reverse repurchase agreements (as described in Note 9 – Borrowing Arrangements), where applicable, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

Ratios of Interest Expense to
Average Net Assets Applicable
NDMO	to Common Shares
Year Ended 10/31:
2022	0.75%
2021	0.33
2020(d)	0.03**

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(d)	For the period August 26, 2020 (commencement of operations) through October 31, 2020.
*	Value rounded to zero.
**	Annualized.
See accompanying notes to financial statements.

Financial Highlights (continued)
The following table sets forth information regarding each Fund’s outstanding senior securities as of the end of each of the Fund’s last five fiscal periods, as applicable.

							AMTP, MFP,
							and /or
	AMTP Shares		MFP Shares		VRDP Shares		VRDP Shares
							Asset
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Coverage
	Amount	Coverage	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $100,000	Outstanding	Per $100,000	Outstanding	Per $100,000	Liquidation
	(000)(a)	Share(b)(d)	(000)(a)	Share(b)	(000)(a)	Share(b)	Preference
NVG
Year Ended 10/31:
2022	$ —	$ —	$610,900	$240,935	$1,236,600	$240,935	$2.41
2021	112,000	291,153	405,400	291,153	1,411,600	291,153	2.91
2020	112,000	285,399	405,400	285,399	1,411,600	285,399	2.85
2019	—	—	405,400	291,357	1,411,600	291,357	2.91
2018	—	—	405,400	272,535	1,411,600	272,535	2.73
NZF
Year Ended 10/31:
2022	—	—	641,000	243,831	727,000	243,831	2.44
2021	—	—	641,000	276,470	727,000	276,470	2.76
2020	—	—	641,000	265,787	727,000	265,787	2.66
2019	—	—	641,000	272,809	727,000	272,809	2.73
2018	—	—	641,000	256,556	727,000	256,556	2.57

(a)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the liquidation preference as of the end of the relevant fiscal year and does not include any preferred shares noticed for redemption as noted on the Statement of Assets and Liabilities, where applicable.
(b)	Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 100,000.
(c)	Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 1,000.
(d)	NVG’s Series B and Series C MFP Shares have a $1,000 liquidation preference per share, while all other MFP Shares have a $100,000 liquidation preference per share. The asset coverage per $1,000 share for NVG’s Series B and Series C MFP Shares were as follows:

Asset
Coverage
Per $1,000
NVG	Share(c)
Series B
Year Ended 10/31:
2022	$2,409
2021	2,912
2020	2,854
2019	2,914
2018	—

Series C
Year Ended 10/31:
2022	$2,409
2021	—
2020	—
2019	—
2018	—

See accompanying notes to financial statements.

	Borrowings		AMTP Shares		MFP Shares
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage	Amount	Coverage
	Outstanding	Per $1,000	Outstanding	Per $100,000	Outstanding	Per $100,000
	(000)(a)	Share(c)	(000)(a)	Share(b)	(000)(a)	Share(b)
NMZ
Year Ended 10/31:
2022	$ —	$ —	$357,000	$ 406,158	$ —	$ —
2021	—	—	257,000	646,596	—	—
2020	—	—	87,000	1,361,400	—	—
2019	—	—	87,000	1,213,872	—	—
2018	—	—	87,000	1,040,734	—	—
NMCO
Year Ended 10/31:
2022	—	—	—	—	450,000	237,489
2021	—	—	—	—	450,000	283,171
2020	—	—	—	—	450,000	251,669
2019(e)	—	—	—	—	—	—
NDMO
Year Ended 10/31:
2022	—	—	—	—	240,000	356,314
2021	191,900	5,761	—	—	—	—
2020(f)	—	—	—	—	—	—

(e)	For the period September 16, 2019 (commencement of operations) through October 31, 2019.
(f)	For the period August 26, 2020 (commencement of operations) through October 31, 2020.
See accompanying notes to financial statements.

Notes to

Financial Statements
1. General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
• Nuveen AMT-Free Municipal Credit Income Fund (NVG)
• Nuveen Municipal Credit Income Fund (NZF)
• Nuveen Municipal High Income Opportunity Fund (NMZ)
• Nuveen Municipal Credit Opportunities Fund (NMCO)
• Nuveen Dynamic Municipal Opportunities Fund (NDMO)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NVG, NZF, NMZ, NMCO and NDMO were organized as Massachusetts business trusts on July 12, 1999, March 21, 2001, October 8, 2003, April 18, 2019 and November 4, 2019, respectively.
Current Fiscal Period
The end of the reporting period for the Funds is October 31, 2022, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2022 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Fund Reorganizations
Effective prior to the opening of business on June 6, 2022, Nuveen Enhanced Municipal Value Fund (NEV) (the “Target Fund”) was reorganized into NZF (the “Acquiring Fund”), (the “Reorganization”). The Reorganization was intended to create one larger fund with lower operating expenses and increased trading volume on the exchange for common shares. Refer to Note 11 for further details on the Reorganization.
For accounting and performance reporting purposes, the Acquiring Fund is the survivor.
Upon the closing of the Reorganization, the Target Fund transferred its assets to the Acquiring Fund in exchange for common shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund. The Target Fund was then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of the Target Fund became shareholders of the Acquiring Fund. Holders of common shares of the Target Fund received newly issued common shares of the Acquiring Fund, the aggregate net asset value (“NAV”) of which was equal to the aggregate NAV of the common shares of the Target Fund held immediately prior to the Reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders were entitled).
After October 31, 2022, each Fund’s Board of Trustees (the “Board”) approved the merger of Nuveen Ohio Quality Municipal Income Fund (NUO) and Nuveen Georgia Quality Municipal Income Fund (NKG) (each a “Target Fund”) into NZF. The mergers are intended to create a larger fund with lower operating expenses, enhanced earnings potential, and increased trading volume on the exchange for common shares. In order for a merger to occur, it must be approved by shareholders of the respective Target Funds.
Developments Regarding the Funds’ Control Share By-Law
On October 5, 2020, the Funds and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board amended the Funds’ bylaws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Funds’ Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Funds pay no compensation directly to those of its trustees or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Custodian Fee Credit
As an alternative to overnight investments, each Fund has an arrangement with its custodian bank, State Street Bank and Trust Company, (the “Custodian”) whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the Custodian. The amount of custodian fee credit earned by a Fund is recognized on the Statement of Operations as a component of “Custodian expenses, net.” During the current reporting period, the custodian fee credit earned by each Fund was as follows:
	NVG	NZF	NMZ	NMCO	NDMO
Custodian Fee Credit	$10,588	$5,804	$43,442	$16,877	$15,106

Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
NDMO makes monthly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular monthly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by common shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on NAV, the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by the Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of October 31 each year.

Notes to Financial Statements (continued)
Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend date.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.
New Rules to Modernize Fund Valuation Framework Take Effect
A new rule adopted by the Securities and Exchange Commission (the “SEC”) governing fund valuation practices, Rule 2a-5 under the 1940 Act, has established requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. Separately, new SEC Rule 31a-4 under the 1940 Act sets forth the recordkeeping requirements associated with fair value determinations. The Funds adopted a valuation policy conforming to the new rules, effective September 1, 2022, and there was no material impact to the Funds.
FASB issues ASU 2022-03 -- Fair Value Measurement (Topic 820), Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”)
In June 2022, the FASB issued ASU 2022-03 to clarify the guidance in Topic 820, Fair Value Measurement (“Topic 820”). The amendments in ASU 2022-03 affect all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. ASU 2022-03 (1) clarifies the guidance in Topic 820, when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of an equity security, (2) amends a related illustrative example, and (3) introduces new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. For public business entities, the amendments in ASU 2022-03 are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2024, and interim periods within those fiscal years. Early adoption is permitted for both interim and annual financial statements that have not yet been issued or made available for issuance. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements
The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level	1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level	2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level	3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
Investments in investment companies are valued at their respective NAVs or market price on the valuation date and are generally classified as Level 1.
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their last reported sales price or official closing price of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last reported sales price or official closing price on the principal exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the valuation date. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Adviser, subject to the oversight of the Board. To the extent these securities are actively traded and no valuation adjustments are applied, they are generally classified as Level 1. When valuation adjustments are applied to the most recent last sales price or official closing price, these securities are generally classified as Level 2.
Futures contracts are valued using closing settlement price or, in the absence of such a price, the last traded price and are generally classified as level 1.
For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

NVG	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds*	$ —	$4,509,396,749	$196,331***	$4,509,593,080
Common Stocks**	—	54,408,979	—	54,408,979
Corporate Bonds**	—	4,403,777	—	4,403,777
Total	$ —	$4,568,209,505	$196,331	$4,568,405,836

Notes to Financial Statements (continued)

NZF	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds*	$ —	$3,391,865,616	$55,131***	$3,391,920,747
Common Stocks**	—	116,481,142	—	116,481,142
Investment Companies	1,266,739	—	—	1,266,739
Variable Rate Senior Loan Interests	—	365,735	—	365,735
Total	$1,266,739	$3,508,712,493	$55,131	$3,510,034,363

NMZ	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds*	$ —	$1,795,851,648	$2,568,954***	$1,798,420,602
Common Stocks**	3,226,149	60,403,711	—	63,629,860
Corporate Bonds**	—	259,707	128,102***	387,809
Variable Rate Senior Loan Interests	—	57,734	—	57,734
Total	$3,226,149	$1,856,572,800	$2,697,056	$1,862,496,005

NMCO	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds*	$ —	$1,005,403,035	$274,007***	$1,005,677,042
Common Stocks**	—	69,115,641	—	69,115,641
Corporate Bonds**	—	3,252,209	—	3,252,209
Exchange-Traded Funds	1,567,040	—	—	1,567,040
Total	$1,567,040	$1,077,770,885	$274,007	$1,079,611,932

NDMO	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds*	$ —	$791,662,001	$ —	$791,662,001
Corporate Bonds**	—	2,205,559	—	2,205,559
Investments in Derivatives:
Futures Contracts****	2,140,765	—	—	2,140,765
Total	$2,140,765	$793,867,560	$ —	$796,008,325

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Refer to the Fund’s Portfolio of Investments for industry classifications.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
The Funds hold liabilities in floating rate obligations and preferred shares, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described in Note 4 – Portfolio Securities and Investments in Derivatives. The fair values of the Funds’ liabilities for preferred shares approximate their liquidation preference. Preferred shares are generally classified as Level 2 and further described in Note 5 – Fund Shares.
4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”) in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the

Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NVG	NZF	NMZ	NMCO	NDMO
Floating rate obligations: self-deposited Inverse Floaters	$189,620,000	$168,959,000	$442,605,000	$17,850,000	$8,405,000
Floating rate obligations: externally-deposited Inverse Floaters	28,330,000	16,175,000	17,610,000	—	—
Total	$217,950,000	$185,134,000	$460,215,000	$17,850,000	$8,405,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NVG	NZF	NMZ	NMCO	NDMO
Average floating rate obligations outstanding	$191,956,452	$78,529,929	$459,770,058	$28,837,115	$169,110,452
Average annual interest rate and fees	1.33%	1.81%	1.35%	1.46%	1.17%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively

Notes to Financial Statements (continued)
borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, NMZ had outstanding borrowings under such liquidity facilities in the amount of $4,320,941, which are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities. There were no loans outstanding under such facilities for the other Funds as of the end of the reporting period.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations - Recourse Trusts	NVG	NZF	NMZ	NMCO	NDMO
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$187,090,000	$162,044,000	$442,605,000	$17,850,000	$8,405,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	20,170,000	16,175,000	17,610,000	—	—
Total	$207,260,000	$178,219,000	$460,215,000	$17,850,000	$8,405,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	NVG	NZF	NMZ	NMCO	NDMO
Purchases	$1,002,397,197	$2,250,895,362	$849,221,835	$394,973,539	$714,020,049
Sales and maturities	1,117,460,517	2,225,634,335	632,913,431	362,518,339	950,788,214

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Futures Contracts
Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments

in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current reporting period, NDMO managed the duration of its portfolio by shorting interest rate futures contracts.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

NDMO
Average notional amount of futures contracts outstanding*	$208,221,878

* The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities

Underlying	Derivative	Asset Derivatives			(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location		Value
NDMO
Interest rate	Futures contracts	Receivable for variation margin on	$2,140,765	—		$ —
		futures contracts*

* Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the daily asset and/or liability derivatives location as described in the table above.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

			Net Realized	Changes in Net Unrealized
	Underlying Risk	Derivative	Gain (Loss) from	Appreciation (Depreciation) of
Fund	Exposure	Instrument	Futures Contracts	Futures Contracts
NDMO	Interest rate	Futures contracts	$35,381,726	$1,357,728

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Notes to Financial Statements (continued)
5. Fund Shares

Common Shares
Common Shares Equity Shelf Programs and Offering Costs
NVG, NMZ, NMCO and NDMO have filed a registration statement with the SEC authorizing each Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during a prior or current fiscal period.
Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.
Maximum aggregate offering, common shares sold and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the Funds’ current and prior fiscal period were as follows:
	NVG	NMZ		NMCO		NDMO
	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/22*	10/31/22	10/31/21**	10/31/22	10/31/21***	10/31/22	10/31/21****
Maximum aggregate offering	Unlimited	Unlimited	Unlimited	90,000,000	90,000,000	250,000,000	250,000,000
Common shares sold	—	12,811,555	13,616,818	1,467,274	10,000	827,780	1,449,334
Offering proceeds, net of offering costs	$ —	$162,568,435	$201,974,141	$19,150,641	$157,761	$12,647,921	$23,101,155

* For the period November 21, 2021 through October 31, 2022.
** For the period March 8, 2021 through October 30, 2021. The Fund carried forward 13,340,607 common shares from the 19,500,000 additional previously authorized common shares.
*** For the period March 25, 2021 through October 31, 2021.
**** For the period August 26, 2021 through October 31, 2021.
Costs incurred by the Funds in connection with their initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining after the effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.
Common Share Transactions
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

		NVG		NZF	NMZ
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/22	10/31/21	10/31/22	10/31/21	10/31/22	10/31/21
Common shares:
Issued to shareholders due to reinvestment of distributions	97,083	54,736	—	40,713	113,611	73,944
Sold through shelf offering	—	—	—	—	12,811,555	13,616,818
Issued in the Reorganization	—	—	23,223,782	—	—	—
Weighted average common share:
Premium to NAV per shelf offering share sold	—	—	—	—	1.52%	2.75%

	NMCO		NDMO
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/22	10/31/21	10/31/22	10/31/21
Common shares:
Issued to shareholders due to reinvestment of distributions	18,120	—	72,033	359,420
Sold through shelf offering	1,467,274	10,000	827,780	1,449,334
Weighted average common share:
Premium to NAV per shelf offering share sold	1.24%	1.09%	1.28%	1.58%

Preferred Shares

Adjustable Rate MuniFund Term Preferred Shares
NMZ has issued and has outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publicly available. NVG has redeemed all of its AMTP Shares.
As of the end of the reporting period, NMZ had $356,453,246 AMTP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of Fund’s AMTP Shares outstanding as of the end of the reporting period, were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference
NMZ	2028	870	$87,000,000
	2031	1,700	$170,000,000
	2032	1,000	$100,000,000

The Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and the Fund. From time-to-time the majority owner may propose to the Fund an adjustment to the dividend rate. Should the majority owner and the Fund fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Fund will be required to redeem all outstanding shares upon the end of a notice period.
In addition, the Fund may be obligated to redeem a certain amount of the AMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund’s AMTP Shares are as follows:

	Notice		Term	Premium
Fund	Period	Series	Redemption Date	Expiration Date
NMZ	360-day	2028	March 1, 2028*	August 31, 2018
	360-day	2031	April 1, 2031*	April 17, 2023
	360-day	2032	June 1, 2032*	June 8, 2023

* Subject to early termination by either the Fund or the holder.
The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NVG**	NMZ
Average liquidation preference of AMTP Shares outstanding	$112,000,000	$296,726,027
Annualized dividend rate	1.73%	1.80%

** For the period November 1, 2022 through October 3, 2022 (redemption date of shares).

AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.
AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
NMZ incurred offering costs of $175,000 in connection with its offering of Series 2032 AMTP Shares, which were recorded as deferred charges and are amortized over the life of the shares. These offerings are recognized as components of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Notes to Financial Statements (continued)
MuniFund Preferred Shares
NVG, NZF, NMCO and NDMO have issued and have outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 ($1,000 for NVG’s Series B and Series C) liquidation preference per share. These MFP Shares were issued via private placement and are not publically available.
The Funds are obligated to redeem their MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Funds. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Funds. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Fund may establish additional mode structures with the MFP Share.
•	Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.
Each Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.
•	Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.
The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.
•	Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, Shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. Each Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.
The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.
For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.
NVG incurred offering costs of $880,000 in connection with its offering of Series C MFP Shares and NDMO incurred offering costs of $320,000 in connection with its offerings of Series A MFP Shares, which were recorded as deferred charges and are amortized over the life of the shares. These offering costs are recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

As of the end of the reporting period, NVG, NZF, NMCO and NDMO had $608,669,769, $640,083,278, $449,018,292 and $239,692,499 of MFP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of each Fund’s MFP Shares outstanding as of the end of the reporting period, were as follows:

						Mode
		Shares	Liquidation	Term		Termination
Fund	Series	Outstanding	Preference	Redemption Date	Mode	Date
NVG	A	1,609	$160,900,000	January 3, 2028	VRM	January 3, 2028*
	B	200,000	$200,000,000	March 1, 2029	VRRM	March 1, 2029
	C	250,000	$250,000,000	December 1, 2031	VRRM	December 1, 2031
NZF	A	1,500	$150,000,000	May 1, 2047	VRM	May 3, 2023
	B	1,550	$155,000,000	February 3, 2048	VRM	February 3, 2048*
	C	3,360	$336,000,000	June 1, 2048	VRM	September 1, 2023
NMCO	A	1,000	$100,000,000	October 1, 2031	VRDM	N/A
	B	2,250	$225,000,000	October 1, 2031	VRM	December 1, 2024
	C	1,250	$125,000,000	October 1, 2031	VRM	May 16, 2024
NDMO	A	2,400	$240,000,000	September 1, 2032	VRM	September 1, 2032

* Subject to earlier termination by either the Fund or the holder.
The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Funds during the current fiscal period were as follows:

	NVG	NZF	NMCO	NDMO*
Average liquidation preference of MFP Shares outstanding	$632,994,521	$641,000,000	$450,000,000	$240,000,000
Annualized dividend rate	1.29%	1.78%	1.64%	2.45%

* For the period June 8, 2022 (first issuance of shares) through October 31, 2022.
Variable Rate Demand Preferred Shares
The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, NVG and NZF had $1,233,766,379 and $722,987,135 of VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of the Funds’ VRDP Shares outstanding as of the end of the reporting period, were as follows:

		Shares	Remarketing	Liquidation
Fund	Series	Outstanding	Fees*	Preference	Maturity
NVG	1	1,790	0.10%	$179,000,000	December 1, 2043
	2	2,954	0.10	$295,400,000	December 1, 2040
	4	1,800	0.10	$180,000,000	June 1, 2046
	5	2,955	0.10	$295,500,000	December 1, 2040
	6	2,867	0.10	$286,700,000	December 1, 2040
NZF	1	2,688	N/A	$268,800,000	March 1, 2040
	2	2,622	N/A	$262,200,000	March 1, 2040
	3	1,960	0.05	$196,000,000	June 1, 2040

*	Remarketing fees as a percentage of aggregate principal amount of all VRDP Shares outstanding of each series.
N/A	Not applicable. Series is considered to be Special Rate VRDP and therefore does not pay a remarketing fee.

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.
NZF’s Series 1 and Series 2 VRDP Shares are considered to be Special Rate VRDP, which are sold to institutional investors. The special rate period will expire on March 1, 2040 for the Fund’s Series 1 and 2 VRDP Shares, but is subject to earlier termination by either the Fund or the holder. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider and are not subject to remarketing fees or liquidity fees. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares may

Notes to Financial Statements (continued)
transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by designated liquidity provider, or the Board may approve a subsequent special rate period.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NVG	NZF
Average liquidation preference of VRDP Shares outstanding	$1,258,654,795	$727,000,000
Annualized dividend rate	0.81%	1.47%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.
Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in AMTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	October 31, 2022
NVG	Series	Shares	Amount
AMTP Shares redeemed	2028	(1,120)	$(112,000,000)
NMZ
AMTP Shares issued	2032	1,000	$ 100,000,000
	Year Ended
	October 31, 2021
NMZ	Series	Shares	Amount
AMTP Shares issued	2031	1,700	$170,000,000

Transactions in MFP Shares for the Funds, where applicable, were as follows:

	Year Ended
	October 31, 2022
NVG	Series	Shares	Amount
MFP Shares issued	C	250,000	$250,000,000
MFP Shares noticed for redemption*	A	445	(44,500,000)

* Cash irrevocably deposited for payment of preferred shares noticed for redemption included in “Cash held in escrow for preferred shares noticed for redemption”, on the Statement of Assets and Liabilities.

	Year Ended
	October 31, 2022
NDMO	Series	Shares	Amount
MFP Shares issued	A	2,400	$240,000,000

Transactions in VRDP Shares for the Funds, where applicable, were as follows:

	Year Ended
	October 31, 2022
NVG	Series	Shares	Amount
VRDP Shares redeemed	2	(900)	$ (90,000,000)
	5	(450)	(45,000,000)
	6	(400)	(40,000,000)
Total		(1,750)	(175,000,000)

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
Each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of NVG, the AMT applicable to individuals to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.
Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to distressed PIK bond adjustments, distribution reallocations, investments in partnerships, nondeductible offering costs , nondeductible reorganization expenses, paydowns, reorganization adjustments, taxable market discount, and taxes paid. Temporary and permanent differences have no impact on a Fund’s net assets.
As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes was as follows:

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation
Fund	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
NVG	$4,816,380,806	$123,847,107	$(561,439,810)	$(437,592,703)
NZF	3,474,703,370	133,118,105	(266,744,455)	(133,626,350)
NMZ	1,707,239,329	53,029,898	(340,376,297)	(287,346,399)
NMCO	1,183,210,233	53,108,755	(174,571,293)	(121,462,538)
NDMO	944,547,489	1,157,157	(158,101,298)	(156,944,141)

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.
As of year end, the components of accumulated earnings on a tax basis was as follows:

	Undistributed	Undistributed	Undistributed	Unrealized			Other
	Tax-Exempt	Ordinary	Long-Term	Appreciation	Capital Loss	Late-Year Loss	Book-to-Tax
Fund	Income 1	Income	Capital Gains	(Depreciation)	Carryforwards	Deferrals	Differences	Total
NVG	$3,059,114	$ 640,469	$ —	$(437,592,703)	$ (39,628,967)	$ —	$(11,636,969)	$(485,159,056)
NZF	2,960,932	58,907	—	(133,626,350)	(190,528,853)	—	(8,352,215)	(329,487,579)
NMZ	1,785,519	2,682,585	—	(287,346,399)	(63,280,785)	—	(5,847,263)	(352,006,343)
NMCO	5,868,676	768,493	—	(121,462,539)	(89,959,088)	—	(3,167,233)	(207,951,691)
NDMO	—	78,306	—	(156,944,140)	(86,230,737)	—	(4,563,162)	(247,659,733)

1	Undistributed tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 3, 2022 and paid on November 1, 2022.

Notes to Financial Statements (continued)
The tax character of distributions paid was as follows:

		10/31/22				10/31/21
	Tax-Exempt	Ordinary	Long-Term	Return of	Tax-Exempt	Ordinary	Long-Term	Return of
Fund	Income 1	Income	Capital Gains	Capital	Income	Income	Capital Gains	Capital
NVG	$165,132,471	$ 562,238	$6,545,147	$ —	$170,492,494	$ 2,348,734	$18,648,586	$ —
NZF	110,510,171	8,270	—	—	111,824,028	746,386	—	—
NMZ	75,631,470	1,629,796	—	—	65,326,962	2,306,702	—	—
NMCO	39,069,521	628,781	—	—	38,177,868	1,460,462	—	—
NDMO	27,535,309	2,127,543	—	24,771,804	27,169,424	18,887,977	—	6,322,022

1	Each Fund designates these amounts paid during the period as Exempt Interest Dividends.
As of year end, the Funds had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total
NVG 1	$ 12,873,835	$26,755,132	$ 39,628,967
NZF 1	117,615,845	72,913,008	190,528,853
NMZ	29,362,558	33,918,227	63,280,785
NMCO	72,786,146	17,172,942	89,959,088
NDMO	46,082,932	40,147,805	86,230,737

1	A portion of NVG’s and NZF’s capital loss carryforwards is subject to limitation under the Internal Revenue Code and related regulations.
7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedules:

	NVG
	NZF	NMZ	NMCO	NDMO
Average Daily Managed Assets*	Fund-Level Fee Rate	Fund-Level Fee Rate	Fund-Level Fee Rate	Fund-Level Fee Rate
For the first $125 million	0.5000%	0.5500%	0.7500%	0.7000%
For the next $125 million	0.4875	0.5375	0.7375	0.6875
For the next $250 million	0.4750	0.5250	0.7250	0.6750
For the next $500 million	0.4625	0.5125	0.7125	0.6625
For the next $1 billion	0.4500	0.5000	0.7000	0.6500
For the next $3 billion	0.4250	0.4750	0.6750	0.6250
For managed assets over $5 billion	0.4125	0.4625	0.6625	0.6125

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

* For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of October 31, 2022, the complex-level fee for each Fund was 0.1592%.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the following Funds engaged in cross-trades pursuant to these procedures as follows:

Cross-Trades	NZF	NMZ	NDMO
Purchases	$60,569,272	$28,694,500	$1,029,410
Sales	52,833,865	11,592,001	1,088,493
Realized gain (loss)	(3,307,177)	(1,915,489)	(149,549)

8. Commitments and Contingencies
In the normal course of business, each Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include recourse arrangements for certain TOB Trusts and certain agreements related to preferred shares, which are each described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments.
From time to time, the Funds may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, management has determined that any legal proceeding(s) the Funds are subject to, including those described within this report, are unlikely to have a material impact to any of the Funds’ financial statements.
9. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.700 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for temporary purposes (other than on-going leveraging for investment purposes). Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on

Notes to Financial Statements (continued)
the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2023 unless extended or renewed.
The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. The Participating Funds also incurred a 0.05% upfront fee on the increased commitments from select lenders. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:

	NVG	NZF	NMZ	NMCO
Maximum outstanding balance	$22,000,000	$55,500,000	$43,800,000	$25,900,000

During the Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	NVG	NZF	NMZ	NMCO
Utilization period (days outstanding)	4	119	76	131
Average daily balance outstanding	$19,450,000	$17,164,094	$7,953,720	$11,648,303
Average annual interest rate	2.19%	2.80%	3.86%	2.59%

Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
Borrowing Information for NDMO
NDMO had entered into a $215 million committed line of credit (“Borrowings”) agreement with its custodian bank, as a means of leverage. The credit agreement expires on November 1, 2022 unless extended or renewed.
Interest was charged on the Borrowings drawn amount for a Base Rate Loan at a rate per annum equal to the higher of (a) one-month LIBOR plus 0.75% or (b) the Federal Funds Rate plus 0.85% or for a LIBOR Loan at a rate per annum equal to the LIBOR Offered Rate plus 0.75%. NDMO also accrued a 0.15% per annum commitment fee on the undrawn balance based on the maximum commitment amount of the Borrowings to the extent the unused portion of the Borrowings is less than 25% of the maximum commitment amount, otherwise the per annum commitment fee is 0.25%. NDMO also incurred a 0.05% upfront fee. On June 8, 2022, in connection with its issuance of preferred shares, the Fund fully paid down its remaining borrowings and terminated its borrowings agreement with its custodian bank.
During the current fiscal period, the average daily balance outstanding (which was for the period November 1, 2021 through June 7, 2022) and average annual interest rate on these LIBOR Loans were $191,900,000 and 1.04%, respectively.
In order to maintain these Borrowings, the Fund met certain collateral, asset coverage and other requirements. Borrowings outstanding were fully secured by securities in the Fund’s portfolio of investments.
Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the drawn amount and undrawn balance are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Reverse Repurchase Agreements
During the current fiscal period NMZ and NDMO utilized reverse repurchase agreements as a means of on-going investment leverage.
A Fund may enter into a reverse repurchase agreement with brokers, dealers, banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, a Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. Cash received in exchange for securities delivered, plus accrued interest payments to be made by the Fund to a counterparty, are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

In a reverse repurchase agreement, the Fund retains the risk of loss associated with the sold security. In order to minimize risk, the Fund identifies for coverage securities and cash as collateral with a fair value at least equal to its purchase obligations under these agreements (including accrued interest). Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. Upon a bankruptcy or insolvency of a counterparty, the Fund is considered to be an unsecured creditor with respect to excess collateral and as such the return of excess collateral may be delayed. A Fund will pledge assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements.
During the current fiscal period, the average daily balance outstanding and average interest rate on the reverse repurchase agreements were as follows:

	NMZ	NDMO
Utilization period (days outstanding)	217	219
Average daily balance outstanding	$65,153,760	$44,800,000
Average interest rate	1.08%	0.91%

The Funds did not have any outstanding balances on their reverse repurchase agreements as of the end of the reporting period.
10. Inter-Fund Borrowing and Lending
Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.
11. Fund Reorganization
The Reorganization as previously described in Note 1 — General Information were structured to qualify as tax-free reorganizations under the Internal Revenue Code for federal income tax purposes, and the Target Fund’s shareholders recognized no gain or loss for federal income tax purposes as a result. Prior to the closing of the Reorganization, the Target Fund distributed all of its net investment income and capital gains, if any. Such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes.
Investments
The cost, fair value and net unrealized appreciation (depreciation) of the investments (including investments in derivatives) of the Target Fund as of the date of the Reorganization, were as follows:

NEV
Cost of investments	$335,655,724
Fair value of investments	326,289,175
Net unrealized appreciation (depreciation) of investments	(9,366,549)

Notes to Financial Statements (continued)
For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Common Shares
The common shares outstanding, net assets applicable to common shares and NAV per common share outstanding immediately before and after the Reorganization were as follows:

Target Fund – Prior to Reorganization into NZF	NEV
Common shares outstanding	24,959,414
Net assets applicable to common shares	$337,312,370
NAV per common share outstanding	$13.51
Acquiring Fund – Prior to Reorganization	NZF
Common shares outstanding	142,166,619
Net assets applicable to common shares	$2,064,886,538
NAV per common share outstanding	$14.52
Acquiring Fund – Post Reorganization	NZF
Common shares outstanding	165,390,401
Net assets applicable to common shares	$2,402,198,908
NAV per common share outstanding	$14.52

Pro Forma Results of Operations (Unaudited)
The beginning of the Target Fund’s current fiscal period was November 1, 2021. Assuming the Reorganization had been completed on November 1, 2021, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations for the Fund’s current fiscal period, are as follows:

Acquiring Fund – Pro Forma Results from Operations	NZF
Net investment income (loss)	$ 166,038,473
Net realized and unrealized gains (losses)	(778,086,712)
Change in net assets resulting from operations	(612,048,240)

Because the combined investment portfolio of the Reorganization has been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statement of Operations of the Acquiring Fund since the Reorganization was consummated.
Cost and Expenses
In connection with the Reorganization, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as components of “Accrued other expenses” on the Statement of Assets and Liabilities and “Reorganization expenses” on the Statement of Operations.
12. Subsequent Events
Preferred Shares for NVG
During November 2022, NVG redeemed 935 Shares of Series A MFP Shares ($93,500,000 liquidation preference).
Preferred Shares for NZF
During November 2022, NZF redeemed 500 Shares of Series 3 VRDP Shares ($50,000,000 liquidation preference).

Shareholder Update (Unaudited)
CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS
NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND (NVG)
Investment Objectives
The Fund’s investment objectives are to provide current income exempt from regular federal income tax and federal alternative minimum tax applicable to individuals, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
As a fundamental investment policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.
As a non-fundamental investment policy, under normal circumstances, the Fund will invest 100% of its Managed Assets (as defined below) and at least 80% of its Assets in municipal securities and other related investments, the income from which is also exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.
The Fund generally invests in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Fund’s investment adviser and/or the Fund’s sub-adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
•	The Fund may invest up to 55% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.
•	The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.
The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments that pay interest exempt from both regular federal income tax and the federal alternative minimum tax applicable to individuals at the time of purchase, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Shareholder Update (Unaudited) (continued)
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB Trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of preferred shares of beneficial interest (“Preferred Shares”), entering into reverse repurchase agreements (effectively a secured borrowing) and borrowings (for defensive purposes only). In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

Shareholder Update (Unaudited) (continued)
NUVEEN MUNICIPAL CREDIT INCOME FUND (NZF)
Investment Objectives
The Fund’s investment objectives are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.
As a non-fundamental investment policy, under normal circumstances, the Fund may invest up to 55% of its Managed Assets (as defined below) in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
The Fund generally invests in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Fund’s investment adviser and/or the Fund’s sub-adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.
•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.
•	The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.
The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income taxes, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB Trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may also invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers (“AMT Bonds”). AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call

Shareholder Update (Unaudited) (continued)
date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares, investments in inverse floating rate securities and borrowings. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

NUVEEN ENHANCED MUNICIPAL VALUE FUND (NEV)
Effective June 6, 2022, NEV was reorganized into the Nuveen Municipal Credit Income Fund (NZF). In the reorganization, the shareholders of NEV became shareholders of NZF. Holders of common shares of NEV received newly issued common shares of NZF, with cash being distributed in lieu of fractional common shares. As a result of the reorganization, for the current investment objectives, investment policies and principal risks following the reorganization, please review the most-recent annual shareholder report filed for NZF, which January 6, 2023.
CHANGES OCCURRING DURING THE PRIOR FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.
During the most recent fiscal year, there have been no changes to: (i) the Fund’s investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Fund; (iv) a Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:
Developments Regarding the Funds’ Control Share By-Law
On October 5, 2020, the Nuveen Enhanced Municipal Value Fund (the “Fund”) and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board amended the Fund’s bylaws to provide that the Fund’s Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Fund’s Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.

Shareholder Update (Unaudited) (continued)
NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND (NMZ)
Investment Objectives
The Fund’s primary investment objective is to provide high current income exempt from regular federal income tax. The Fund’s secondary investment objective is to seek attractive total return consistent with its primary objective.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.
The Fund generally invests in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Fund’s investment adviser and/or the Fund’s sub-adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.
•	The Fund may invest up to 75% of its Managed Assets in municipal securities that, at the time of investment, are rated Baa/BBB or lower by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund may not invest more than 10% of its Managed Assets in municipal securities rated below B3/B- by any NRSROs that rate the security or that are unrated by all NRSROs but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund may invest up to 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin.
•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.
The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income taxes, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB Trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may invest in municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts.

The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The Fund may invest a significant portion of its Managed Assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

Shareholder Update (Unaudited) (continued)
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts, or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares, investments in inverse floating rate securities, entering into reverse repurchase agreements (effectively a secured borrowing) and borrowings (subject to certain investment restrictions). In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

NUVEEN MUNICIPAL CREDIT OPPORTUNITIES FUND (NMCO)
Investment Objectives
The Fund’s primary investment objective is to provide a high level of current income exempt from regular U.S. federal income tax. The Fund’s secondary investment objective is to seek total return.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities, the income from which is exempt from regular U.S. federal income taxes.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
•	The Fund may invest without limit in high yielding, low- to medium-quality municipal securities (low- to medium-quality municipal securities are municipal securities rated Baa/BBB or lower) rated by at least one NRSRO at the time of investment or are unrated but judged by the Fund’s sub-adviser to be of comparable quality.
•	The Fund may invest no more than 30% of its Managed Assets in municipal securities that, at the time of investment, either are rated CCC+/Caa1 or lower, or are unrated but judged by the Fund’s sub-adviser to be of comparable quality.
•	The Fund may invest no more than 10% of its Managed Assets in defaulted securities or in the securities of an issuer that is in bankruptcy or insolvency proceedings.
The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities, the income from which is exempt from regular U.S. federal income taxes, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB Trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may invest in municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Shareholder Update (Unaudited) (continued)
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares, investments in inverse floating rate securities, entering into reverse repurchase agreements (effectively a secured borrowing), or a combination of both. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

Shareholder Update (Unaudited) (continued)
NUVEEN DYNAMIC MUNICIPAL OPPORTUNITIES FUND (NDMO)
Investment Objective
The Fund’s investment objective is to seek total return through income exempt from regular federal income taxes and capital appreciation.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities, the income from which is exempt from regular federal income taxes.
“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
•	The Fund may invest in municipal securities of any credit quality and without limit in below investment grade municipal securities (municipal securities rated BB+/Ba1 or lower) rated by at least one NRSRO at the time of investment or are unrated but judged by the Fund’s sub-adviser to be of comparable quality.
•	The Fund may invest up to 20% of its Managed Assets in taxable debt obligations, including taxable municipal securities and corporate debt securities.
•	The Fund may invest no more than 10% of its Managed Assets in defaulted securities or in the securities of an issuer that is in bankruptcy or insolvency proceedings. This policy does not apply in connection with any workout of an issuer of a debt security that the Fund already owns.
The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s fundamental investment policy of investing at least 80% of its Assets in municipal securities, the income from which is exempt from regular federal income taxes, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests its assets in a portfolio of municipal securities of any credit quality and maturity. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB Trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may invest in municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts.
The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in corporate debt securities. Corporate debt securities are fully taxable debt obligations issued by corporations. The broad category of corporate debt securities includes debt issued by companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities are fixed income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that

Shareholder Update (Unaudited) (continued)
are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may invest without limitation in credit default swaps, and may enter into credit default swaps as either a buyer or a seller. The credit default swaps in which the Fund may invest (or sell) include those in which the underlying reference instrument is the debt obligation of a single reference issuer (“single-name CDS”). Unlike other types of credit default swaps, single-name CDS do not have the benefit of diversification across many issuers.
In addition to credit default swaps, the Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in municipal securities, to attempt to manage the effective maturity or duration of securities in the Fund’s portfolio or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.
Use of Leverage
The Fund uses leverage to pursue its investment objective. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including through borrowings, issuing Preferred Shares, the issuance of debt securities, entering into reverse repurchase agreements (effectively a borrowing), and investments in inverse floating rate securities. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods or in order to help keep the Fund’s assets fully invested, including during the period within which the net proceeds of an offering of Securities are first being invested, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest any percentage of its Managed Assets in short-term investments, including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

PRINCIPAL RISKS OF THE FUNDS
The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

	Nuveen		Nuveen	Nuveen	Nuveen
	AMT-Free	Nuveen	Municipal	Municipal	Dynamic
	Municipal	Municipal	High Income	Credit	Municipal
	Credit Income	Credit Income	Opportunity	Opportunities	Opportunities
Risk	Fund (NVG)	Fund (NZF)	Fund (NMZ)	Fund (NMCO)	Fund (NDMO)
Portfolio Level Risks
Alternative Minimum Tax Risk	—	X	X	X	X
Below Investment Grade Risk	X	X	X	X	X
Call Risk	X	X	X	X	X
Credit Risk	X	X	X	X	X
Credit Spread Risk	X	X	X	X	X
Debt Securities Risk	—	—	—	—	X
Defaulted and Distressed Securities Risk	—	—	X	X	X
Deflation Risk	X	X	X	X	X
Derivatives Risk	X	X	X	X	X
Distressed Securities Risk	X	X	—	—	—
Duration Risk	X	X	X	X	X
Economic Sector Risk	X	X	X	X	X
Financial Futures and Options Risk	X	X	X	X	X
Hedging Risk	X	X	X	X	X
Illiquid Investments Risk	X	X	X	X	X
Income Risk	X	X	X	X	X
Inflation Risk	X	X	X	X	X
Insurance Risk	X	X	X	X	X
Interest Rate Risk	X	X	X	X	X
Inverse Floating Rate Securities Risk	X	X	X	X	X
London Interbank Offered Rate (“LIBOR”) Replacement Risk	X	X	X	X	X
Municipal Securities Market Liquidity Risk	X	X	X	X	X
Municipal Securities Market Risk	X	X	X	X	X
Other Investment Companies Risk	X	X	X	X	X
Puerto Rico Municipal Securities Market Risk	X	X	X	X	X
Reinvestment Risk	X	X	X	X	X
Sector and Industry Risk	X	X	X	X	X
Sector Focus Risk	X	X	X	X	X
Special Risks Related to Certain Municipal Obligations	X	X	X	X	X
Swap Transactions Risk	X	X	X	X	X
Tax Risk	X	X	X	X	X
Taxability Risk	X	X	X	X	X
Tobacco Settlement Bond Risk	X	X	X	X	X
Unrated Securities Risk	X	X	X	X	X
Valuation Risk	X	X	X	X	X
Zero Coupon Bonds Risk	X	X	X	X	X

Shareholder Update (Unaudited) (continued)

	Nuveen		Nuveen	Nuveen	Nuveen
	AMT-Free	Nuveen	Municipal	Municipal	Dynamic
	Municipal	Municipal	High Income	Credit	Municipal
	Credit Income	Credit Income	Opportunity	Opportunities	Opportunities
Risk	Fund (NVG)	Fund (NZF)	Fund (NMZ)	Fund (NMCO)	Fund (NDMO)
Fund Level and Other Risks
Anti-Takeover Provisions	X	X	X	X	X
Borrowing Risk	—	—	—	—	X
Counterparty Risk	X	X	X	X	X
Cybersecurity Risk	X	X	X	X	X
Economic and Political Events Risk	X	X	X	X	X
Global Economic Risk	X	X	X	X	X
Investment and Market Risk	X	X	X	X	X
Legislation and Regulatory Risk	X	X	X	X	X
Leverage Risk	X	X	X	X	X
Limited Term and Tender Offer Risks	—	—	—	X	X
Market Discount from Net Asset Value	X	X	X	X	X
Recent Market Conditions	X	X	X	X	X
Reverse Repurchase Agreement Risk	X	X	X	X	X

Portfolio Level Risks:
Alternative Minimum Tax Risk.
The Fund may invest in AMT Bonds. Therefore, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.
Below Investment Grade Risk.
Municipal securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade municipal securities of comparable terms and duration. Issuers of lower grade municipal securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated municipal securities may not be as liquid as the secondary market for more highly rated municipal securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular municipal security. If a below investment grade municipal security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.
Call Risk.
The Fund may invest in municipal securities that are subject to call risk. Such municipal securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding municipal securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Credit Risk.
Issuers of municipal securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a municipal security experiencing non-payment and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a municipal security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.
Debt securities held by the Fund may fail to make dividend or interest payments when due. Investments in investments below investment grade credit quality are predominantly speculative and subject to greater volatility and risk of default. Unrated investments are evaluated by Fund managers using industry data and their own analysis processes that may be similar to that of a NRSRO; however, such internal ratings are not equivalent to a national agency credit rating. Counterparty credit risk may arise if counterparties fail to meet their obligations, should the Fund hold any derivative instruments for either investment exposure or hedging purposes.
Credit Spread Risk.
Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that municipal securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Debt Securities Risk.
The corporate debt securities in which the Fund may invest may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. To the extent that the credit rating assigned to a corporate debt security in the Fund’s portfolio is downgraded, the market price and liquidity of such corporate debt security may be adversely affected. Corporate debt securities carry both credit risk and interest rate risk. The interest rate risk associated with corporate debt securities is that the value of certain corporate debt securities will tend to fall when interest rates rise. The credit risk associated with corporate debt securities is that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it’s due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a corporate debt security experiencing non-payment and, potentially, a decrease in the NAV of the Fund. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a security. The credit risk of a particular issuer’s corporate debt security may vary based on its priority for repayment. Additionally, corporate debt securities may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
Defaulted and Distressed Securities Risk.
The Fund may invest in securities of an issuer that is in default or that is in bankruptcy or insolvency proceedings at the time of purchase. In addition, the Fund may hold investments that at the time of purchase are not in default or involved in bankruptcy or insolvency proceedings, but may later become so. Moreover, the Fund may invest in low-rated securities that, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.
Deflation Risk.
Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Derivatives Risk.
The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a municipal security or other asset without buying or selling the municipal security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.
It is possible that regulatory or other developments in the derivatives market, including the SEC’s recently adopted new Rule 18f-4 under the 1940 Act, which imposes limits on the amount of derivatives a fund can enter into, could adversely impact the Fund’s ability successfully use derivative instruments.
Distressed Securities Risk.
The Fund may invest in low-rated securities or securities unrated but judged by the sub-adviser to be of comparable quality. Some or many of these low-rated securities, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities may be subject to restrictions on resale.
Duration Risk.
Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Economic Sector Risk.
The Fund may invest a significant amount of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector. As concentration increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its assets in certain sectors of the municipal securities market, such as health care facilities, private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.

Shareholder Update (Unaudited) (continued)
Financial Futures and Options Transactions Risk.
The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.
If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.
Hedging Risk.
The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.
Illiquid Investments Risk.
Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.
Income Risk.
The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.
Inflation Risk.
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could continue to increase.
Insurance Risk.
The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the common shares represented by such insured obligation.
Interest Rate Risk.
Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. The risks associated with rising interest rates are greatly heightened in view of the US Federal Reserve Bank’s decision to raise the federal funds rate from historic lows, and may continue to raise interest rates if considered necessary to reduce inflation to acceptable levels.
Inverse Floating Rate Securities Risk.
The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.
The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.
The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:
•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;
•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and
•	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.
London Interbank Offered Rate (“LIBOR”) Replacement Risk.
The London Inter-Bank Offered Rate (“LIBOR”) is an index rate that historically has been widely used in lending transactions and remains a common reference rate for setting the floating interest rate on private loans. The use of the of LIBOR will begin to be phased out in the near future, which may adversely affect the Fund’s investments whose value is tied to LIBOR. While the Secured Financing Oversight Rate (“SOFR”) has been recommended as the replacement rate for LIBOR, and some product markets have adopted the use of SOFR, LIBOR may still be used as a reference rate until such time that private markets have fully transitioned to using SOFR or other alternative reference rates recommended by applicable market regulators. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The potential effect of a discontinuation of LIBOR on the Fund’s investments will vary depending on, among other things: (1) existing fallback provisions that provide a replacement reference rate if LIBOR is no longer available; (2) termination provisions in individual contracts; and (3) how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments held by the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR until it is clearer how the Fund’s products and instruments will be impacted by this transition.
Municipal Securities Market Liquidity Risk.
Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.
Municipal Securities Market Risk.
The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.
Other Investment Companies Risk.
The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.
With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.
Puerto Rico Municipal Securities Market Risk.
To the extent that the Fund invests a significant portion of its assets in the securities issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations (collectively referred to as “Puerto Rico” or the “Commonwealth”), it will be disproportionally affected by political, social and economic conditions and developments in the Commonwealth. In addition, economic, political or regulatory changes in that territory could adversely affect the value of the Fund’s investment portfolio.

Shareholder Update (Unaudited) (continued)
Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rican municipal securities. Several major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. Puerto Rico recently defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rican municipal securities. Additionally, numerous issuers have entered Title III of the Puerto Rico Oversight, Management and Economic Stability Act (“PROMESA”), which is similar to bankruptcy protection, through which the Commonwealth of Puerto Rico can restructure its debt. However, Puerto Rico’s case is the first ever heard under PROMESA and there is no existing case precedent to guide the proceedings. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than traditional municipal bankruptcy proceedings. Further, it is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the territory. A debt restructuring could reduce the principal amount due, the interest rate, the maturity, and other terms of Puerto Rico municipal securities, which could adversely affect the value of Puerto Rican municipal securities. Legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rican municipal securities.
These challenges and uncertainties have been exacerbated by multiple hurricanes and the resulting natural disasters that have stuck Puerto Rico since 2017. The full extent of the natural disasters’ impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.
Reinvestment Risk.
Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.
Sector and Industry Risk.
Subject to the concentration limits of the Fund’s investment policies and guidelines, a Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.
Sector Focus Risk.
At times, the Fund may focus its investments (i.e., overweight its investments relative to the overall municipal securities market) in one or more particular sectors, which may subject the Fund to additional risk and variability. Securities issued in the same sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the NAV of the Fund’s common shares.
Special Risks Related to Certain Municipal Obligations.
Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued.
Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.
Swap Transactions Risk.
The Fund may enter into debt-related derivative instruments such as credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.

Tax Risk.
The value of the Fund’s investments and its NAV may be adversely affected by changes in tax rates, rules and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax exempt status of interest income from municipal securities. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax exempt or tax-deferred accounts, for investors who are not sensitive to the federal income tax consequences of their investments.
Taxability Risk.
The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and the sub-adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Certain other investments made by the Fund, including derivatives transactions, may result in the receipt of taxable income or gains by the Fund.
Tobacco Settlement Bond Risk.
The Fund may invest in tobacco settlement bonds. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement, an agreement between 46 states and nearly all of the U.S. tobacco manufacturers (the “MSA”). Under the terms of the MSA, the actual amount of future settlement payments by tobacco-manufacturers is dependent on many factors, including, among other things, reduced cigarette consumption. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.
Unrated Securities Risk.
The Fund may purchase securities that are not rated by any rating organization. Unrated securities determined by the Fund’s investment adviser to be of comparable quality to rated investments which the Fund may purchase may pay a higher dividend or interest rate than such rated investments and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated investments or issuers than rated investments or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.
Valuation Risk.
The municipal securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.
Zero Coupon Bonds Risk.
Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.
Fund Level and Other Risks:
Anti-Takeover Provisions.
The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. Although the application of the “Control Share Acquisition” provisions has currently been suspended, these provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.
Borrowing Risk.
In addition to borrowing for leverage, the Fund may borrow for temporary or emergency purposes, to pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the NAV of the Fund’s shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market circumstances, such borrowings might be outstanding for longer periods of time.
Counterparty Risk.
Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of

Shareholder Update (Unaudited) (continued)
exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.
Cybersecurity Risk.
The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.
Economic and Political Events Risk.
The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the creditworthiness and value of such municipal securities.
Global Economic Risk.
National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and investments prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, instability in various countries, such as Afghanistan and Syria, and natural and environmental disasters and the spread of infectious illnesses or other public health emergencies, possible terrorist attacks in the United States and around the world, continued tensions between North Korea and the United States and the international community generally, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—further downgrade of U.S. government securities, the change in the U.S. president and the new administration and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. In addition, Russia’s recent invasion of Ukraine in February 2022 has resulted in sanctions imposed by several nations, such as the United States, United Kingdom, European Union and Canada. The current sanctions and potential further sanctions may negatively impact certain sectors of Russia’s economy, but also may negatively impact the value of the Fund’s investments that do not have direct exposure to Russia. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Fund’s sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.
The Fund does not know and cannot predict how long the securities markets may be affected by these events and the effects of these and similar events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.
Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.
Investment and Market Risk.
An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Legislation and Regulatory Risk.
At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.
Leverage Risk.
The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.
The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market.
The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.
The amount of fees paid to the investment adviser and the sub-advisor for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets - this may create an incentive for the investment adviser and the sub-advisor to leverage the Fund or increase the Fund’s leverage.
Limited Term and Tender Offer Risks.
Because the assets of the Fund will be liquidated in connection with its termination or to pay for Common Shares tendered in an Eligible Tender Offer, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, or at a time when a particular security is in default or bankruptcy, or otherwise in severe distress, which may cause the Fund to lose money.
The Fund may be required to dispose of portfolio investments in connection with any reduction in its outstanding leverage necessary in order to maintain its desired leverage ratios following an Eligible Tender Offer. It is likely that during the pendency of an Eligible Tender Offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect the Fund’s investment performance. If the tax basis for the portfolio investments sold is less than the sale proceeds, the Fund will recognize capital gains, which it will be required to distribute to Common Shareholders. In addition, the Fund’s purchase of tendered Common Shares pursuant to an Eligible Tender Offer will have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders. All Common Shareholders remaining after an Eligible Tender Offer will be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Common Shares. Such reduction in the Fund’s total assets also may result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance.
If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered Common Shares would not result in the Fund’s net assets totaling less than the Termination Threshold, in which case the Eligible Tender Offer will be terminated, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will terminate on the Termination Date. The investment adviser may have a conflict of interest in recommending to the Board of Trustees that the Fund have a continued existence without limitation of time. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to a continued existence without limitation of time. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer.
A Fund portfolio holding default may significantly reduce net investment income and, therefore, Common Share dividends; and may prevent or inhibit the Fund from fully being able to liquidate its portfolio at or prior to the Termination Date.
Market Discount from Net Asset Value.
Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and

Shareholder Update (Unaudited) (continued)
economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.
Recent Market Conditions.
Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.
The current outbreak of COVID-19 has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, defaults and credit downgrades, among other significant economic impacts, all of which have disrupted global economic activity across many industries and may exacerbate other pre-existing political, social and economic risks, locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.
To the extent the impacts of COVID-19 continue, the Fund may experience negative impacts to its business that could exacerbate other risks to which the Fund is subject, including: (1) operational impacts on and availability of key personnel of the Fund’s investment adviser, the Fund’s sub-adviser, and/or any of the Fund’s other service providers, vendors and counterparties as they face changed circumstances and/or illness related to the pandemic and (2) limitations on the Fund’s ability to make distributions or dividends, as applicable, to Common Shareholders.
Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and dramatically lower interest rates. Certain of those policy changes are being implemented or considered in response to the COVID-19 outbreak. Such policy changes may adversely affect the value, volatility and liquidity of instruments in which the Fund invests.
On June 23, 2016, the United Kingdom (“UK”) held a referendum on whether to remain a member state of the European Union (“EU”), in which voters favored the UK’s withdrawal from the EU, an event widely referred to as “Brexit.” On January 31, 2020, the UK formally withdrew from the EU. The transition period concluded on December 31, 2020, and EU law no longer applies in the UK. On December 30, 2020, the UK and EU signed an EU-UK Trade and Cooperation Agreement (“UK/EU Trade Agreement”), which went into effect on January 1, 2021 and sets out the foundation of the economic and legal framework for trade between the UK and EU. As the UK/EU Trade Agreement is a new legal framework, the implementation of the UK/EU Trade Agreement may result in uncertainty in its application and periods of volatility in both the UK and wider European markets. The longer term economic, legal, political and social framework to be put in place between the UK and the EU are unclear at this stage, remain subject to negotiation and are likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets for some time. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the UK and European economies, as well as the broader global economy for some time. Additionally, a number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future.
Ukraine has experienced ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.
The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
Reverse Repurchase Agreement Risk.
A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

Shareholder Update (Unaudited) (continued)
EFFECTS OF LEVERAGE
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements and investments in inverse floating rate securities, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects each Fund’s (i) continued use of leverage as of October 31, 2022 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Funds on such instruments (based on actual leverage costs incurred during the fiscal year ended October 31, 2022) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain derivative instruments.
The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Funds. Your actual returns may be greater or less than those appearing below.

	Nuveen		Nuveen	Nuveen	Nuveen
	AMT-Free	Nuveen	Municipal	Municipal	Dynamic
	Municipal	Municipal	High Income	Credit	Municipal
	Credit Income	Credit Income	Opportunity	Opportunities	Opportunities
	Fund (NVG)	Fund (NZF)	Fund (NMZ)	Fund (NMCO)	Fund (NDMO)

Estimated Leverage as a Percentage of Managed Assets
(Including Assets Attributable to Leverage)	44.24%	43.40%	42.78%	43.39%	28.76%
Estimated Annual Effective Leverage Expense Rate
Payable by Fund on Leverage	1.63%	1.78%	1.60%	1.87%	1.44%
Annual Return Fund Portfolio Must Experience (net of expenses) to Cover
Estimated Annual Effective Interest Expense Rate on Leverage	0.72%	0.77%	0.69%	0.81%	0.42%
Common Share Total Return for (10.00)% Assumed Portfolio
Total Return	-19.22%	-19.03%	-18.67%	-19.10%	-14.62%
Common Share Total Return for (5.00)% Assumed Portfolio
Total Return	-10.26%	-10.20%	-9.94%	-10.27%	-7.60%
Common Share Total Return for 0.00% Assumed Portfolio
Total Return	-1.29%	-1.36%	-1.20%	-1.43%	-0.58%
Common Share Total Return for 5.00% Assumed Portfolio
Total Return	7.68%	7.47%	7.54%	7.40%	6.44%
Common Share Total Return for 10.00% Assumed Portfolio
Total Return	16.64%	16.31%	16.28%	16.23%	13.45%

Common Share total return is composed of two elements — the distributions paid by the Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Funds are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

DIVIDEND REINVESTMENT PLAN
Nuveen Closed-End Funds Automatic Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

Shareholder Update (Unaudited) (continued)
CHANGES OCCURRING DURING THE FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.
During the most recent fiscal year, there have been no changes to: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; (iv) a Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:
Developments Regarding the Funds’ Control Share By-Law
On October 5, 2020, the Nuveen AMT-Free Municipal Credit Income Fund, Nuveen Municipal Credit Income Fund, Nuveen Municipal High Income Opportunity Fund, Nuveen Municipal Credit Opportunities Fund and the Nuveen Dynamic Opportunities Fund (each a “Fund” and collectively the “Funds”) and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board amended the Funds’ bylaws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Fund’s Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.

UPDATED DISCLOSURES FOR FUNDS WITH AN EFFECTIVE SHELF OFFERING REGISTRATION STATEMENT
The following includes additional disclosures for the Funds in this annual report with an effective shelf offering registration statement as of the fiscal year ended October 31, 2022.
NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND (NVG)
NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND (NMZ)
NUVEEN MUNICIPAL CREDIT OPPORTUNITIES FUND (NMCO)
NUVEEN DYNAMIC MUNICIPAL OPPORTUNITIES FUND (NDMO)
SUMMARY OF FUND EXPENSES
The purpose of the tables and the examples below are to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. The tables show the expenses of each Fund as a percentage of the average net assets attributable to Common Shares and not as a percentage of total assets or managed assets.

			Nuveen Municipal	Nuveen Dynamic
	Nuveen AMT-Free	Nuveen Municipal	Credit	Municipal
	Municipal Credit	High Income	Opportunities	Opportunities
	Income Fund	Opportunity Fund	Fund	Fund
Shareholder Transaction Expenses	(NVG)	(NMZ)	(NMCO)	(NDMO)
Maximum Sales Charge (as a percentage of offering price)	1.00% (1)	4.00% (2)	4.00% (2)	1.00% (1)
Dividend Reinvestment Plan Fees (3)	$2.50	$2.50	$2.50	$2.50

(1) A maximum sales charge of 1.00% applies only to offerings made at-the-market. There is no sales charge for offerings pursuant to an underwritten transaction or a private transaction.
(2) A maximum sales charge of 4.00% applies only to offerings pursuant to a syndicated underwriting. The maximum sales charge for offerings made at-the-market is 1.00%. There is no sales charge for offerings pursuant to a private transaction.
(3) You will be charged a $2.50 service charge and pay brokerage charges if you direct Computershare Inc. and Computershare Trust Company, N.A., as agent for the common shareholders, to sell your Common Shares held in a dividend reinvestment account.

	As a Percentage of Net Assets Attributable to Common Shares (1)
			Nuveen Municipal	Nuveen Dynamic
	Nuveen AMT-Free	Nuveen Municipal	Credit	Municipal
	Municipal Credit	High Income	Opportunities	Opportunities
	Income Fund	Opportunity Fund	Fund	Fund
Annual Expenses	(NVG)	(NMZ)	(NMCO)	(NDMO)
Management Fees	1.00%	1.06%	1.44%	1.25%
Interest and Other Related Expenses (2)	1.10%	0.93%	1.21%	0.75%
Other Expenses (3)	0.06%	0.06%	0.09%	0.07%
Total Annual Expenses	2.16%	2.05%	2.74%	2.07%

(1)	Stated as percentages of average net assets attributable to Common Shares for the fiscal year ended October 31, 2022.
(2)	Interest and Other Related Expenses reflect actual expenses and fees for leverage incurred by a Fund for the fiscal year ended October 31, 2022. The types of leverage used by each Fund during the fiscal year ended October 31, 2022 are described in the Fund Leverage and the Notes to Financial Statements (Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, Note 5 – Fund Shares, Preferred Shares and Note 9 – Borrowing Arrangements) sections of this annual report. Actual Interest and Other Related Expenses incurred in the future may be higher or lower. If short-term market interest rates rise in the future, and if a Fund continues to maintain leverage, the cost of which is tied to short-term interest rates, a Fund’s interest expenses on its short-term borrowings can be expected to rise in tandem. A Fund’s use of leverage will increase the amount of management fees paid to the Fund’s adviser and sub-advisor(s).
(3)	Other Expenses are based on estimated amounts for the current fiscal year. Expenses attributable to the Fund’s investments, if any, in other investment companies are currently estimated not to exceed 0.01%.
Examples
The following examples illustrate the expenses, including the applicable transaction fees (referred to as the “Maximum Sales Charge” in the Shareholder Transaction Expenses table above), if any, that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the tables. Each example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s Annual Expenses, as provided above, remain the same. The examples also assume a 5% annual return. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the examples.

Shareholder Update (Unaudited) (continued)
Example # 1 (At-the-Market Transaction)
The following example assumes a transaction fee of 1.00%, as a percentage of the offering price.

			Nuveen Municipal	Nuveen Dynamic
	Nuveen AMT-Free	Nuveen Municipal	Credit	Municipal
	Municipal Credit	High Income	Opportunities	Opportunities
	Income Fund	Opportunity Fund	Fund	Fund
	(NVG)	(NMZ)	(NMCO)	(NDMO)
1 Year	$32	$31	$37	$31
3 Years	$77	$74	$94	$74
5 Years	$125	$119	$154	$120
10 Years	$257	$246	$314	$248

Example # 2 (Underwriting Syndicate Transaction)
The following example assumes a transaction fee of 4.00%, as a percentage of the offering price.

			Nuveen Municipal	Nuveen Dynamic
	Nuveen AMT-Free	Nuveen Municipal	Credit	Municipal
	Municipal Credit	High Income	Opportunities	Opportunities
	Income Fund	Opportunity Fund	Fund	Fund
	(NVG) (1)	(NMZ)	(NMCO)	(NDMO) (1)
1 Year	N/A	$60	$67	N/A
3 Years	N/A	$102	$122	N/A
5 Years	N/A	$146	$179	N/A
10 Years	N/A	$268	$335	N/A

(1)	Not applicable – the Fund does not incur a sales charge for offerings pursuant to an underwritten transaction as noted in Shareholder Transaction Expenses table above.

Example # 3 (Privately Negotiated Transaction) The following example assumes there is no transaction fee.

			Nuveen Municipal	Nuveen Dynamic
	Nuveen AMT-Free	Nuveen Municipal	Credit	Municipal
	Municipal Credit	High Income	Opportunities	Opportunities
	Income Fund	Opportunity Fund	Fund	Fund
	(NVG)	(NMZ)	(NMCO)	(NDMO)
1 Year	$22	$21	$28	$21
3 Years	$68	$64	$85	$65
5 Years	$116	$110	$145	$111
10 Years	$249	$238	$307	$240

These examples should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.
TRADING AND NET ASSET VALUE INFORMATION
The following table shows for the periods indicated: (i) the high and low market prices for the Common Shares reported as of the end of the day on the New York Stock Exchange (NYSE), (ii) the high and low net asset value (NAV) of the Common Shares, and (iii) the high and low of the premium/(discount) to NAV (expressed as a percentage) of shares of the Common Shares.
Nuveen AMT-Free Municipal Credit Income Fund (NVG)

	Market Price			NAV		Premium/(Discount) to NAV
Fiscal Quarter End	High	Low	High		Low	High	Low
October 2022	$14.61	$10.92	$14.71		$12.07	0.63%	(10.69)%
July 2022	$14.32	$12.64	$14.71		$13.50	(2.59)%	(7.62)%
April 2022	$16.21	$13.51	$16.79		$14.45	(1.78)%	(8.81)%
January 2022	$17.93	$15.77	$17.54		$16.62	2.75%	(7.02)%
October 2021	$18.22	$16.75	$17.86		$17.20	3.23%	(3.46)%
July 2021	$17.91	$17.02	$17.91		$17.41	0.79%	(2.63)%
April 2021	$17.28	$16.17	$17.74		$17.10	(1.09)%	(6.85)%
January 2021	$16.98	$15.62	$17.59		$16.75	(2.60)%	(6.80)%

Nuveen Municipal High Income Opportunity Fund (NMZ)

	Market Price			NAV		Premium/(Discount) to NAV
Fiscal Quarter End	High	Low	High		Low	High	Low
October 2022	$12.51	$9.78	$12.36		$9.86	1.78%	(4.61)%
July 2022	$12.71	$10.99	$12.40		$11.09	2.99%	(1.17)%
April 2022	$14.26	$11.95	$14.19		$12.11	2.23%	(4.23)%
January 2022	$15.15	$14.13	$14.80		$14.04	3.02%	(1.87)%
October 2021	$15.69	$14.51	$14.94		$14.44	5.23%	0.27%
July 2021	$15.81	$14.65	$14.97		$14.39	5.61%	1.03%
April 2021	$14.90	$14.04	$14.46		$14.06	3.47%	(1.13)%
January 2021	$14.42	$13.22	$14.30		$13.22	3.15%	(0.37)%

Nuveen Municipal Credit Opportunities Fund (NMCO)

	Market Price			NAV		Premium/(Discount) to NAV
Fiscal Quarter End	High	Low	High		Low	High	Low
October 2022	$13.64	$10.29	$13.42		$10.97	2.40%	(7.81)%
July 2022	$13.78	$11.78	$13.58		$12.19	2.21%	(5.63)%
April 2022	$14.84	$12.46	$15.21		$13.21	(1.85)%	(8.08)%
January 2022	$15.94	$14.52	$15.81		$15.12	0.89%	(5.90)%
October 2021	$15.94	$14.85	$15.93		$15.35	0.57%	(3.82)%
July 2021	$16.09	$14.78	$15.94		$15.00	0.94%	(3.27)%
April 2021	$14.79	$13.73	$15.00		$14.51	(1.27)%	(6.31)%
January 2021	$14.00	$11.68	$14.66		$12.81	(3.88)%	(9.06)%

Nuveen Dynamic Municipal Opportunities Fund (NDMO)

	Market Price			NAV		Premium/(Discount) to NAV
Fiscal Quarter End	High	Low	High		Low	High	Low
October 2022	$12.56	$9.38	$12.66		$10.28	(0.08)%	(9.88)%
July 2022	$12.53	$10.56	$12.86		$11.51	(1.84)%	(9.92)%
April 2022	$15.14	$11.47	$15.22		$12.51	3.42%	(8.31)%
January 2022	$16.64	$15.00	$15.86		$15.01	5.32%	(2.15)%
October 2021	$17.64	$15.32	$16.32		$15.55	9.00%	(1.54)%
July 2021	$17.87	$16.17	$16.39		$15.94	9.03%	1.00%
April 2021	$16.60	$15.51	$16.19		$15.54	4.14%	(0.38)%
January 2021	$15.99	$14.87	$16.00		$14.91	0.54%	(2.99)%

The following table shows, as of October 31, 2022, each Fund’s: (i) NAV per Common Share, (ii) market price, (iii) percentage of premium/(discount) to NAV per Common Share and (iv) net assets attributable to Common Shares.

			Nuveen Municipal	Nuveen Dynamic
	Nuveen AMT-Free	Nuveen Municipal	Credit	Municipal
	Municipal Credit	High Income	Opportunities	Opportunities
	Income Fund	Opportunity Fund	Fund	Fund
October 31, 2022	(NVG)	(NMZ)	(NMCO)	(NDMO)
NAV per Common Share	$12.19	$9.97	$11.15	$10.34
Market Price	$11.03	$9.85	$10.39	$9.43
Percentage of Premium/(Discount) to NAV per Common Share	(9.52)%	(1.20)%	(6.82)%	(8.80)%
Net Assets Attributable to Common Shares	$2,603,766,756	$1,092,984,335	$610,501,492	$ 615,154,064

Shares of closed-end investment companies, including those of the Funds, may frequently trade at prices lower than NAV. The Funds’ Board of Trustees (Board) has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a

Shareholder Update (Unaudited) (continued)
tender offer for such shares at NAV, or the conversion of the Fund to an open-end investment company. The Funds cannot assure you that their Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.
SENIOR SECURITIES
The following table sets forth information regarding each Fund’s outstanding senior securities as of the end of each of the Fund’s last ten fiscal periods, as applicable. Each Fund’s senior securities during this time period are comprised of borrowings that constitute “senior securities” as defined in the Investment Company Act of 1940, as amended (1940 Act). The information in this table as of and for the fiscal years ended 2022 through 2014 has been audited by KPMG LLP, independent registered public accounting firm. The information with respect to the fiscal years ended prior to 2014, where applicable, has been audited by other auditors. The Funds’ audited financial statements, including the report of KPMG LLP thereon, and accompanying notes thereto, are included in this Annual Report.
Nuveen AMT-Free Municipal Credit Income Fund (NVG)

							Variable Rate				AMPT, MFP,
	Adjustable Rate				MuniFund Term		MuniFund Term		Variable Rate		MTP, VMTP
	MuniFund Term		MuniFund Preferred		Preferred (MTP)		Preferred (VMTP)		Demand Preferred		and/or VRDP
	Preferred (AMTP) Shares		(MFP) Shares		Shares at the		Shares at the		(VRDP) Shares at		Shares at the
	at the End of Period		at the End of Period		End of Period		End of Period		the End of Period		End of Period
		Asset		Asset				Asset		Asset	Asset
	Aggregate	Coverage	Aggregate	Coverage	Aggregate	Asset	Aggregate	Coverage	Aggregate	Coverage	Coverage
	Amount	Per	Amount	Per	Amount	Coverage	Amount	Per	Amount	Per	Per $1
Fiscal Year	Outstanding	$100,000	Outstanding	$100,000	Outstanding	Per $10	Outstanding	$100,000	Outstanding	$100,000	Liquidation
Ended	(000) (1)	Share (2)	(000) (1)	Share (2)(3)	(000) (1)	Share (4)	(000) (1)	Share (2)	(000) (1)	Share (2)	Preference
October 31
2022	$0	$0	$610,900	$240,935	$0	$0	$0	$0	$1,236,600	$240,935	$2.41
2021	$112,000	$291,153	$405,400	$291,153	$0	$0	$0	$0	$1,411,600	$291,153	$2.91
2020	$112,000	$285,399	$405,400	$285,399	$0	$0	$0	$0	$1,411,600	$285,399	$2.85
2019	$0	$0	$405,400	$291,357	$0	$0	$0	$0	$1,411,600	$291,357	$2.91
2018	$0	$0	$405,400	$272,535	$0	$0	$0	$0	$1,411,600	$272,535	$2.73
2017	$0	$0	$0	$0	$0	$0	$240,400	$300,955	$1,411,600	$300,955	$3.01
2016	$0	$0	$0	$0	$0	$0	$240,400	$304,005	$1,411,600	$304,005	$3.04
2015	$0	$0	$0	$0	$0	$0	$0	$0	$179,000	$338,606	—
2014	$0	$0	$0	$0	$0	$0	$0	$0	$179,000	$341,951	—
2013	$0	$0	$0	$0	$108,000	$31.69	$92,500	$316,883	$0	$0	$3.17

(1)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the liquidation preference as of the end of the relevant fiscal year and does not include any preferred shares noticed for redemption as noted on the Statement of Assets and Liabilities, where applicable.
(2)	Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 100,000.
(3)	The Fund’s Series B and Series C MFP Shares have a $1,000 liquidation preference per share, while all other MFP Shares have a $100,000 liquidation preference per share. The asset coverage per $1,000 share for the Fund’s Series B and Series C MFP Shares were as follows:

		Fiscal Year Ended October 31
Series B MFP Shares	2022	2021	2020	2019	2018
Asset Coverage Per $1,000 Share*	$2,409	$2,912	$2,854	$2,914	$0

		Fiscal Year Ended October 31
Series C MFP Shares	2022	2021	2020	2019	2018
Asset Coverage Per $1,000 Share*	$2,409	$0	$0	$0	$0

*	Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 1,000.
(4)	Asset Coverage Per $10: Asset coverage per $10 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 10. The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares outstanding were as follows:

	Fiscal Year Ended October 31
Series 2014 (NVG PRCCL)	2014	2013	2012
Ending Market Value per Share	$0	$10.09	$10.12
Average Market Value per Share	$10.05 (5)	$10.11	$10.16

(5)	For the period November 1, 2013 through December 23, 2013.

Nuveen Municipal High Income Opportunity Fund (NMZ)

			Adjustable Rate		Variable Rate
			MuniFund Term		MuniFund Term
	Borrowings		Preferred		Preferred
	Outstanding		(AMTP) Shares		(VMTP) Shares
	at the End of Period		at the End of Period		at the End of Period
		Asset		Asset		Asset
	Aggregate	Coverage	Aggregate	Coverage	Aggregate	Coverage
	Amount	Per	Amount	Per	Amount	Per
	Outstanding	$1,000	Outstanding	$100,000	Outstanding	$100,000
Fiscal Year Ended	(000) (1)	(2)	(000) (1)	Share (3)	(000) (1)	Share (3)
October 31
2022	$0	$0	$357,000	$406,158	$0	$0
2021	$0	$0	$257,000	$646,596	$0	$0
2020	$0	$0	$87,000	$1,361,400	$0	$0
2019	$0	$0	$87,000	$1,213,872	$0	$0
2018	$0	$0	$87,000	$1,040,734	$0	$0
2017	$0	$0	$0	$0	$87,000	$1,081,317
2016	$0	$0	$0	$0	$87,000	$1,006,411
2015	$0	$0	$0	$0	$87,000	$886,333
2014	$0	$0	$0	$0	$87,000	$888,850
2013	$0	$0	$0	$0	$87,000	$810,798

(1) Aggregate Amount Outstanding: Aggregate amount outstanding represents the liquidation preference as of the end of the relevant fiscal year.
(2) Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 1,000.
(3) Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 100,000.

Nuveen Municipal Credit Opportunities Fund (NMCO)
	MuniFund Preferred
	(MFP) Shares
	at the End of Period
		Asset
	Aggregate	Coverage
	Amount	Per
	Outstanding	$100,000
Fiscal Year Ended	(000) (1)	Share (2)
October 31
2022	$450,000	$237,489
2021	$450,000	$283,171
2020	$450,000	$251,699
2019 (3)	$0	$0

(1)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the liquidation preference as of the end of the relevant fiscal year.
(2)	Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 100,000.
(3)	For the period September 16, 2019 (commencement of operations) through October 31, 2019.

Shareholder Update (Unaudited) (continued)
Nuveen Dynamic Municipal Opportunities Fund (NDMO)

	Borrowings		MuniFund Preferred
	Outstanding		(MFP) Shares
	at the End of Period		at the End of Period
				Asset
	Aggregate	Asset	Aggregate	Coverage
	Amount	Coverage	Amount	Per
	Outstanding	Per	Outstanding	$100,000
Fiscal Year Ended	(000) (1)	$1,000 (2)	(000) (1)	Share (3)(4)
October 31
2022	$0	$0	$240,000	$356,314
2021	$191,900	$5,761	$0	$0
2020 (4)	$0	$0	$0	$0

(1)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the liquidation preference as of the end of the relevant fiscal year.
(2)	Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 1,000.
(3)	Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 100,000.
(4)	For the period August 26, 2020 (commencement of operations) through October 31, 2020.
UNRESOLVED STAFF COMMENTS
Each Fund believes that there are no material unresolved written comments, received 180 days or more before October 31, 2022, from the Staff of the Securities and Exchange Commission (SEC) regarding any of its periodic or current reports under the Securities Exchange Act or 1940 Act, or its registration statement.

Important Tax Information (Unaudited)
As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.
Long-Term Capital Gains
As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Net Long-Term
Fund	Capital Gains
NVG	$6,545,147
NZF	—
NMZ	—
NMCO	—
NDMO	—

Additional Fund Information (Unaudited)
Board of Trustees
Jack B. Evans	William C. Hunter	Amy B. R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	and Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East	Company, N.A.
	Boston, MA 02111		Randolph Street	150 Royall Street
			Chicago, IL 60601	Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
The Funds intend to repurchase, through their open-market share repurchase program, shares of their own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NVG	NZF	NMZ	NMCO	NDMO
Common shares repurchased	0	0	0	0	0

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)
•
Average Annual Total Return:
This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•
Duration:
Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

•
Effective Leverage:
Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

•
Gross Domestic Product (GDP):
The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

•
Industrial Development Revenue Bond (IDR):
A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

•
Inverse Floating Rate Securities:
Inverse floating rate securities are the residual interest in a tender option bond (TOB) trust, sometimes referred to as “inverse floaters”, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

•	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
•
Net Asset Value (NAV) Per Share:
A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

•
NVG Blended Benchmark:
Consists of: the S&P Municipal Bond Index (defined herein) through 4/10/16 and thereafter 1) 60% S&P Municipal Bond Investment Grade Index (defined herein), and 2) 40% S&P Municipal Bond High Yield Index (defined herein). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•
NZF Blended Benchmark:
Consists of: the S&P Municipal Bond Index (defined herein) through 4/10/16 and thereafter 1) 60% S&P Municipal Bond Investment Grade Index (defined herein), and 2) 40% S&P Municipal Bond High Yield Index (defined herein). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Glossary of Terms Used in this Report (Unaudited) (continued)
•
Pre-Refunded Bond/Pre-Refunding:
Pre-Refunded Bond/Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

•
Regulatory Leverage:
Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

•
S&P Municipal Bond High Yield Index:
An index designed to measure the performance of tax-exempt high yield municipal bonds. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•
S&P Municipal Bond Index:
An index designed to measure the performance of the tax-exempt U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•
S&P Municipal Bond Investment Grade Index:
An index designed to measure the performance of tax-exempt investment grade municipal bonds. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•
S&P Municipal Yield Index:
An index that is structured so that 70% of the index consists of bonds that are either not rated or are rated below investment grade, 20% are rated BBB/Baa, and 10% are rated single A. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•	Tax Obligation/General Bonds: Bonds backed by the general revenues of an issuer, including taxes, where the issuer has the ability to increase taxes by an unlimited amount to pay the bonds back.
•
Tax Obligation/Limited Bonds:
Bonds backed by the general revenues of an issuer, including taxes, where the issuer doesn’t have the ability to increase taxes by an unlimited amount to pay the bonds back.

•
Total Investment Exposure:
Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

•
Zero Coupon Bond:
A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management Agreement Approval Process (Unaudited)
At a meeting held on May 23-25, 2022 (the “May Meeting”), the Boards of Trustees (collectively, the “
Board
” and each Trustee, a “
Board Member
”) of the Funds, which are comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “
1940 Act
”)) (the “
Independent Board Members
”), approved, for their respective Fund, the renewal of the management agreement (each, an “
Investment Management Agreement
”) with Nuveen Fund Advisors, LLC (the “
Adviser
”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “
Sub-Advisory Agreement
”) with Nuveen Asset Management, LLC (the “
Sub-Adviser
”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund for an additional one-year term. As the Board is comprised of all Independent Board Members, the references to the Board and the Independent Board Members are interchangeable.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “
Advisory Agreements
,” and the Adviser and the Sub-Adviser are collectively, the “
Fund Advisers
” and each, a “
Fund Adviser
.” The Board has established various standing committees composed of various Independent Board Members that are assigned specific responsibilities to enhance the effectiveness of the Board’s oversight and decision making. Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to the Board’s annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the Nuveen funds; management of distributions; valuation of securities; fund expenses; securities lending; liquidity management; overall market and regulatory developments; and with respect to closed-end funds, capital management initiatives, institutional ownership, management of leverage financing and the secondary market trading of the closed-end funds and any actions to address discounts. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and/or portfolio teams, when feasible. The Board further meets, among other things, to specifically consider the annual renewal of the advisory agreements for the Nuveen funds.
In connection with its annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its review of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“
Broadridge
”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2021 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and/or the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a description of portfolio manager compensation; an overview of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of secondary market performance and commentary regarding the leverage management, share repurchase and shelf offering programs of Nuveen closed-end funds); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued in 2021 and 2022 for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the informa-

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
tion provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year. The Board’s review of the advisory agreements for the Nuveen funds is based on all the information provided to the Board and its committees throughout the year as well as the information prepared specifically with respect to the annual review of such advisory agreements.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 13-14, 2022 (the “
April Meeting
”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds and/or its investment teams. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements, including guidance from court cases evaluating advisory fees.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided to the Board and its committees throughout the year as well as the materials prepared specifically in connection with the renewal process. Each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process and may place different emphasis on the relevant information year to year in light of, among other things, changing market and economic conditions. A summary of the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements is set forth below.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory, market and other developments. The Board accordingly considered the Adviser’s dedication of extensive resources, time, people and capital employed to support and manage the Nuveen funds as well as the Adviser’s continued program of developing improvements and innovations for the benefit of the funds and shareholders and to meet the ever increasing regulatory requirements applicable to the funds. In this regard, the Board received and reviewed information regarding, among other things, the Adviser’s investment oversight responsibilities, regulatory and compliance services, administrative duties and other services. The Board considered the Adviser’s investment oversight team’s extensive services in overseeing the various sub-advisers to the Nuveen funds; evaluating fund performance; and preparing reports to the Board addressing, among other things, fund performance, market conditions, investment team matters, product developments and management proposals. The Board further recognized the range of services the various teams of the Adviser provided including, but not limited to, overseeing operational and risk management; managing liquidity; overseeing the daily valuation process; and managing distributions in seeking to deliver long-term fund earnings to shareholders consistent with the respective Nuveen fund’s product design and positioning. The Board also considered the structure of investment personnel compensation of each Fund Adviser and whether the structure provides appropriate incentives to attract and maintain qualified personnel and to act in the best interests of the respective Nuveen fund.
The Board further recognized that the Adviser’s compliance and regulatory functions were integral to the investment management of the Nuveen funds. The Board recognized such services included, but were not limited to, managing compliance policies; monitoring compliance with applicable policies, law and regulations; devising internal compliance programs and a framework to review and assess compliance programs; overseeing sub-adviser compliance testing; preparing compliance training materials; and responding to regulatory requests. The Board further considered information regarding the Adviser’s business continuity and disaster recovery plans as well as information regarding its information security program, including presentations of such program provided at a site visit in 2022, to help identify and manage information security risks.
In addition to the above functions, the Board considered that the Adviser also provides, among other things, fund administration services (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; interacting with the Nuveen funds’ independent public accountants and overseeing other service providers; and managing fund budgets and expenses); product management services (such as evaluating and enhancing products and strategies); legal services (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); and with respect to the Nuveen closed-end funds, managing leverage, monitoring asset coverage and seeking to promote an orderly secondary market.
The Board also considered the quality of support services and communications the Adviser provided the Board, including, in part, organizing and administrating Board meetings and supporting Board committees; preparing regular and ad hoc reports on fund performance, market conditions and investment team matters; providing due diligence reports addressing product development and management proposals; and coordinating site visits of the Board and presentations by investment teams and senior management.
In addition to the services provided, the Board considered the financial resources of the Adviser and its affiliates and their willingness to make investments in the technology, personnel and infrastructure to support the Nuveen funds, including maintaining a seed capital budget to support new or existing funds and/or facilitate changes for a respective fund. Further, the Board noted the benefits to shareholders of investing in a fund that is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the Nuveen funds including during stressed times. The Board recognized the overall reputation and capabilities of the Adviser and its affiliates, the Adviser’s continuing commitment to provide high quality services, its willingness to implement operational or organizational changes in seeking, among other things, to enhance efficiencies and services to the Nuveen funds and its responsiveness to the Board’s questions and/or concerns raised throughout the year and during the annual review of advisory agreements. The Board also considered the significant risks borne by the Adviser and its affiliates in connection with their services to the Nuveen funds, including entrepreneurial risks in sponsoring new funds and ongoing risks with managing the funds such as investment, operational, reputational, regulatory, compliance and litigation risks.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2021 and 2022 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:
•
Centralization of Functions
– ongoing initiatives to centralize investment leadership and create a more cohesive market approach and centralized shared support model (including through the consolidation of certain affiliated sub-advisers) in seeking to operate more effectively and enhance the research capabilities and services to the Nuveen funds;
•
Fund Improvements and Product Management Initiatives
– continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; soft closing certain funds; modifying the conversion periods on certain share classes; and evaluating and adjusting portfolio management teams as appropriate for various funds;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds;
•
Compliance Program Initiatives
– continuing efforts to mitigate compliance risk with a focus on environmental, social and governance (“
ESG
”) controls and processes, increase operating efficiencies, implement enhancements to strengthen ongoing execution of key compliance program elements, support international business growth and facilitate integration of Nuveen’s operating model;
•
Investment Oversight
– preparing reports to the Board addressing, among other things, fund performance; market conditions; investment team matters; product developments; changes to mandates, policies and benchmarks; and other management proposals as well as preparing and coordinating investment presentations to the Board;
•
Risk Management and Valuation Services
- continuing to oversee and manage risk including, among other things, conducting ongoing calculations and monitoring of risk measures across the Nuveen funds, instituting investment risk controls, providing risk reporting throughout Nuveen, participating in internal oversight committees, dedicating the resources and time to develop the processes necessary to help address fund compliance with the new derivatives rule and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintain the valuation policies and procedures, facilitate valuation committee meetings, manage relationships with pricing vendors, prepare relevant valuation reports and design methods to simplify and enhance valuation workflow within the organization and implement processes and procedures to help address compliance with the new valuation rule applicable to the funds;
•
Regulatory Matters
– continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•
Government Relations
– continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•
Business Continuity, Disaster Recovery and Information Security
– continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program that seeks to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;
•
Distribution Management Services
– continuing to manage the distributions among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds; and
•	with respect specifically to closed-end funds, such continuing services also included:
•
• Leverage Management Services
– continuing to actively manage the various forms of leverage utilized across the complex, including through committing resources and focusing on sourcing/structure development and bank provider management;
•
• Capital Management, Market Intelligence and Secondary Market Services
– ongoing capital management efforts which may include at times shelf offerings, tender offers, capital return programs and share repurchases as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and
•
• Closed-end Fund Investor Relations Program
– maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered the broader perspective of performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2021 and March 31, 2022 (or for shorter periods available to the extent a Fund was not in existence during such periods). The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “
Performance Peer Group
”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers or other significant changes to their investment strategies or policies since March 2019, the Board reviewed certain tracking performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s); differences in the composition of the Performance Peer Group over time; and differences in the types and/or levels of any leverage and related costs with that of the Performance Peer Group would all necessarily contribute to differences in performance results and limit the value of the comparative information. Further, the Board recognized the inherent limitations in comparing the performance of an actively managed fund to a benchmark index due to the fund’s pursuit of an investment strategy that does not directly follow the index. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the Funds as low, medium or high.
The Board also evaluated performance in light of various relevant factors which may include, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board had recognized the recent periods in 2022 of general market volatility and underperformance. In their review from year to year, the Board Members consider and may place different emphasis on the relevant information in light of changing circumstances in market and economic conditions. Further, the Board recognized that the market and economic conditions may significantly impact a fund’s performance, particularly over shorter periods, and such performance may be more reflective of such economic or market events and not necessarily reflective of management skill. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.
The secondary market trading of shares of the Nuveen closed-end funds also continues to be a priority for the Board given its importance to shareholders, and therefore the Board and/or its Closed-end Fund committee reviews certain performance data reflecting, among other things, the premiums and discounts at which the shares of the closed-end funds have traded over specified periods throughout the year. In its review, the Board considers, among other things, changes to investment mandates and guidelines, distribution policies, leverage levels and types; share repurchases and similar capital market actions; and effective communications programs to build greater awareness and deepen understanding of closed-end funds.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen AMT-Free Municipal Credit Income Fund (the “
AMT-Free Municipal Credit Fund
”), the Board noted that the Fund outperformed its blended benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2021. Further, although the Fund’s performance was below the performance of its blended benchmark for the one-year period ended March 31, 2022, the Fund outperformed its blended benchmark for the three- and five-year periods ended March 31, 2022 and ranked in the second quartile of its Performance Peer Group for the one-year period ended March 31, 2022 and first quartile for the three- and five-year periods ended March 31, 2022. In its review, the

Board noted that the Performance Peer Group was classified as low for relevancy. Based on its review, the Board was generally satisfied with the Fund’s overall performance.
For Nuveen Municipal Credit Income Fund (the “
Municipal Credit Fund
”), the Board noted that the Fund outperformed its blended benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2021. Further, although the Fund’s performance was below the performance of its blended benchmark for the one-year period ended March 31, 2022, the Fund outperformed its blended benchmark for the three- and five-year periods ended March 31, 2022 and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2022. In its review, the Board noted that the Performance Peer Group was classified as low for relevancy. Based on its review, the Board was generally satisfied with the Fund’s overall performance.
For Nuveen Municipal High Income Opportunity Fund (the “
Municipal High Income Fund
”), the Board noted that the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2021. Further, although the Fund’s performance was below the performance of its benchmark for the one-year period ended March 31, 2022, the Fund outperformed its benchmark for the three- and five-year periods ended March 31, 2022 and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2022. Based on its review, the Board was generally satisfied with the Fund’s overall performance.
For Nuveen Municipal Credit Opportunities Fund (the “
Municipal Credit Opportunities Fund
”), the Board noted that the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-year periods ended December 31, 2021 and March 31, 2022. The Board noted, however, that the Fund was new with a performance history too limited to make a meaningful assessment of performance.
For Nuveen Dynamic Municipal Opportunities Fund (the “
Dynamic Municipal Opportunities Fund
”), the Board noted that the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-year period ended December 31, 2021 although the Fund’s performance was below the performance of its benchmark and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended March 31, 2022. The Board noted, however, that the Fund was new with a performance history too limited to make a meaningful assessment of performance. In addition, in its review, the Board noted that the Performance Peer Group was classified as low for relevancy.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of a fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (
i.e.
, before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “
Peer Universe
”) established by Broadridge (subject to certain exceptions). The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members take these limitations and differences into account when reviewing comparative peer data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “
Expense Outlier

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
Fund
”), including the Municipal Credit Opportunities Fund and the Dynamic Municipal Opportunities Fund, and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (
i.e.
, leverage costs) for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $72.5 million and fund-level breakpoints reduced fees by approximately $89.1 million in 2021.
With respect to the Sub-Adviser, the Board also considered, among other things, the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Independent Board Members noted that (a) the AMT-Free Municipal Credit Fund, the Municipal Credit Fund and the Municipal High Income Fund each had a net management fee that was in line with the respective peer average and a net expense ratio that was below the respective peer average; and (b) the Municipal Credit Opportunities Fund and the Dynamic Municipal Opportunities Fund each had a net management fee and a net expense ratio that were higher than the respective peer average. With respect to the Municipal Credit Opportunities Fund and the Dynamic Municipal Opportunities Fund, the Independent Board Members noted that the differences in each such Fund’s investment strategy relative to the applicable peer set contributed to the differential in fees, but that each such Fund’s net expense ratio was lower than initially projected prior to the Fund’s launch.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2.	Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, exchange-traded funds (“
ETFs
”) sub-advised by the Sub-Adviser that are offered by another fund complex, municipal managed accounts offered by an unaffiliated adviser and private limited partnerships offered by Nuveen. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail advisory accounts and municipal institutional accounts as well as the sub-advisory fee the Sub-Adviser received for serving as sub-adviser to certain ETFs offered outside the Nuveen family.
In considering the fee data of other clients, the Board recognized, among other things, that differences in the amount, type and level of services provided to the Nuveen funds relative to other types of clients as well as any differences in portfolio investment policies, the types of assets managed and related complexities in managing such assets, the entrepreneurial and other risks associated with a particular strategy, investor profiles, account sizes and regulatory requirements will contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to these other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2021 and 2020. The Board reviewed, among other things, the net margins (pre-tax) for Nuveen Investments, Inc. (“
Nuveen Investments
”), the gross and net revenue margins (pre- and post-tax and excluding distribution) and the revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen Investments from the Nuveen funds only; and comparative profitability data comparing the operating margins of Nuveen Investments compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues, expenses and operating margin (pre- and post-tax) the Adviser derived from its ETF product line for the 2021 and 2020 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide overhead/shared service expenses, TIAA (defined below) corporate-wide overhead expenses and partially fund related expenses to the Nuveen complex and its affiliates and to further allocate such expenses between the Nuveen fund and non-fund businesses. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2021, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments compared to the firm-wide adjusted operating margins of the peers for each calendar year from 2012 to 2021.
The Board had also appointed four Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and to report to the full Board. In its evaluation, the Board, however, recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also reviewed a summary of the key drivers that affected Nuveen’s revenues and expenses impacting profitability in 2021 versus 2020.
In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments compared favorably to the peer group range of operating margins; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“
TIAA
”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2021 and 2020 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with signifi-

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
cant resources, particularly during periods of market volatility. The Board also noted the reinvestments Nuveen, its parent and/or other affiliates made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to technological capabilities.
In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities to the respective funds for the calendar years ended December 31, 2021 and December 31, 2020. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar years ending December 31, 2021 and December 31, 2020 and the pre- and post-tax revenue margins from 2021 and 2020.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board recognized that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. Further, with respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. As noted above, the Independent Board Members also recognized the continued reinvestment in Nuveen’s business.
Based on its review, the Board concluded that the current fee arrangements together with the reinvestment in Nuveen’s business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds.
In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. However, the Board noted that any benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Board Members &

Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term (1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

■ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (investment advisory
1959			firm) (2008-2017); formerly, Director, Quality Control Corporation
333 W. Wacker Drive	Chair and	2008	(manufacturing) (since 2012-2021); Chair of the Board of the Kehrein	142
Chicago, IL 6o6o6	Board Member	Class II	Center for the Arts (philanthropy) (since 2021); member: Catalyst
Schools of Chicago Board (since 2008) and Mather Foundation Board
(philanthropy) (since 2012), and chair of its Investment Committee;
formerly, Member, Chicago Fellowship Board (philanthropy) (2005-2016);
formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director,
LogicMark LLC (health services) (2012-2016); formerly, Director, Legal &
General Investment Management America, Inc. (asset management)
(2008-2013); formerly, CEO and President, Northern Trust Global
Investments (financial services) (2004-2007): Executive Vice President,
Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual
Funds Board (2005-2007), Northern Trust Global Investments Board
(2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust
Securities Inc. Board (2003-2007) and Northern Trust Hong Kong
Board (1997-2004).

■ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine
1948			Foundation, (private philanthropic corporation); Life Trustee of Coe
333 W. Wacker Drive	Board Member	1999	College; formerly, Member and President Pro-Tern of the Board of	142
Chicago, IL 6o6o6		Class III	Regents for the State of Iowa University System (2007- 2013); Director
and Chairman (2009-2021), United Fire Group, a publicly held company;
Director, Public Member, American Board of Orthopaedic Surgery
(2015-2020); Director (2000-2004), Alliant Energy; Director (1996-2015),
The Gazette Company (media and publishing); Director (1997- 2003),
Federal Reserve Bank of Chicago; President and Chief Operating
Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of
1948			(2006-2012); Director of Well mark, Inc. (since 2009); past Director
333 W. Wacker Drive	Board Member	2003	(2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc.,	142
Chicago, IL 6o6o6		Class I	The International Business Honor Society; formerly, Director (2004-2018)
of Xerox Corporation; formerly, Dean and Distinguished Professor of
Finance, School of Business at the University of Connecticut (2003-2006);
previously, Senior Vice President and Director of Research at the Federal
Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007),
Credit Research Center at Georgetown University.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term (1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ AMY B. R. LANCELLOTTA			Formerly, Managing Director, Independent Directors Council (IDC)
1959			(supports the fund independent director community and is part of the
333 W. Wacker Drive	Board Member	2021	Investment Company Institute (ICI), which represents regulated	142
Chicago, IL 6o6o6		Class II	investment companies) (2006-2019); formerly, various positions with ICI
(1989-2006); Member of the Board of Directors, Jewish Coalition Against
Domestic Abuse (UCADA) (since 2020).

■ JOANNE T. MEDERO			Formerly, Managing Director, Government Relations and Public Policy
1954			(2009-2020) and Senior Advisor to the Vice Chairman (2018-2020).
333 W. Wacker Drive	Board Member	2021	BlackRock, Inc. (global investment management firm); formerly,	142
Chicago, IL 6o6o6		Class III	Managing (Director, Global Head of Government Relations and Public
Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009);
formerly, Managing Director, Global General Counsel and Corporate
Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP
(law firm) (1993-1995); formerly, General Counsel, Commodity Futures
Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/ Associate
Director for Legal and Financial Affairs, Office of Presidential Personnel,
The White House (1986-1989); Member of the Board of Directors,
Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).

■ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC,
1952			(management consulting) (since 2012); formerly, Chairman (2019), and
333 W. Wacker Drive	Board Member	2016	Director (2012-2019), USA Technologies, Inc., (provider of solutions	142
Chicago, IL 6o6o6		Class III	and services to facilitate electronic payment transactions); formerly,
Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011- 2012), Chief Operating Officer
(2008-2011), and Chief Marketing Officer (2004- 2008); formerly,
President, Verizon Card Services division of Verizon Communications,
Inc. (2000-2003); formerly, President, One Point Services at One Point
Communications (telecommunication services) (1999-2000); formerly,
Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996)
including Chief Executive Officer (1995-1996) of Zenith Electronics
Corporation (consumer electronics).

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (private firm which
1962			develops branding, marketing and communications strategies for
333 W. Wacker Drive	Board Member	2013	clients) (since 2008); served on The President’s Council of Fordham	142
Chicago, IL 6o6o6		Class II	University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009- 2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP.
(2012-2014); former Chair of the Board of Trustees of Marian University
(2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the
Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term (1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (national public charity addressing
1947			natural land and water conservation in the U.S.) (since 2013); formerly,
333 W. Wacker Drive	Board Member	1997	Board Member, U.S. Endowment for Forestry and Communities (national	142
Chicago, IL 6o6o6		Class I	endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.)
(2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy
Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director,
Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lake states’ Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).

■ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017);
1947			and C2 Options Exchange, Incorporated (2009-2017); formerly Director,
333 W. Wacker Drive	Board Member	2007	Cboe, Global Markets, Inc., (2010-2020) formerly named CBOE Holdings,	142
Chicago, IL 6o6o6		Class I	Inc.; formerly, Commissioner, New York State Commission on Public
Authority Reform (2005-2010).

■ MATTHEW THORNTON III			Formerly, Executive Vice President and Chief Operating Officer (2018-2019),
1958			Fed Ex Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”)
333 W. Wacker Drive	Board Member	2020	(provider of transportation, e-commerce and business services through	142
Chicago, IL 6o6o6		Class III	its portfolio of companies); formerly, Senior Vice President, U.S.
Operations (2006-2018), Federal Express Corporation, a subsidiary of
FedEx; formerly, Member of the Board of Directors (2012-2018), Safe Kids
Worldwide ® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The
Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown
Castle International (provider of communications infrastructure).

■ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers
1955			Insurance Company of Canada and The Dominion of Canada General
333 W. Wacker Drive	Board Member	2016	Insurance Company (each, a part of Travelers Canada, the Canadian	142
Chicago, IL 6o6o6		Class I	operation of The Travelers Companies, Inc.); formerly, Of Counsel,
Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions
Group) (legal services) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004), formerly, Chair (2015-2022) of the Board of Trustees of The John A.
Hartford Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015)
of the Board of Trustees of Mt. Holyoke College.

■ ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment
1963			Management Inc. (financial services) (2010-2016); formerly, President
333 W. Wacker Drive	Board Member	2017	and Principal Executive Officer (2013-2016), and Senior Vice President	142
Chicago, IL 6o6o6		Class II	and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly,
Director and various officer positions for J.P.Morgan Investment
Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan
Distribution Services, Inc. (financial services) (formerly, One Group
Dealer Services, Inc.) (1999-2017).

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed (2)	During Past 5 Years

Officers of the Funds:

■ DAVID J. LAMB			Managing Director of Nuveen Fund Advisors, LLC (since 2019) Senior Managing Director
1963	Chief		(since 2021), formerly, Managing Director (2020-2021) of Nuveen Securities, LLC; Senior
333 W. Wacker Drive	Administrative	2015	Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President of
Chicago, IL 6o6o6	Officer		Nuveen (2006-2017), Vice President prior to 2006.

■ BRETT E. BLACK			Enterprise Senior Compliance Officer of Nuveen (since 2022); formerly, Vice President (2014-2022),
1972	Vice President		Chief Compliance Officer (2017-2022), Deputy Chief Compliance Officer (2014-2017) and Senior
333 W. Wacker Drive	and Chief	2022	Compliance Officer (2012-2014) of BMO Funds, Inc.; formerly Senior Compliance Officer of BMO
Chicago, IL 6o6o6	Compliance		Asset Management Corp. (2012-2014).
Officer

■ MARK J. CZARNIECKI			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) ; Managing Director
1979	Vice President		(since 2022), formerly, Vice President (2017-2022) and Assistant Secretary (since 2017) of Nuveen
901 Marquette Avenue	and Assistant	2013	Fund Advisors, LLC; Managing Director and Associate General Counsel (since January
Minneapolis, MN 55402	Secretary		2022), formerly, Vice President and Associate General Counsel of Nuveen (2013-2021); Managing
Director (since 2022), formerly, Vice President (2018-2022), Assistant Secretary and Associate
General Counsel (since 2018) of Nuveen Asset Management LLC.

■ DIANA R. GONZALEZ			Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President,
1978	Vice President		Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since
8500 Andrew Carnegie Blvd.	and Assistant	2017	2022); Vice President and Associate General Counsel of Nuveen (since 2017); formerly, Associate
Charlotte, NC 28262	Secretary		General Counsel of Jackson National Asset Management (2012-2017).

■ NATHANIEL T. JONES			Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice
1979			President (2016-2017), Vice President (2011-2016) of Nuveen; Managing Director (since 2015) of
333 W. Wacker Drive	Vice President	2016	Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Chicago, IL 6o6o6	and Treasurer

■ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of
1961			Nuveen Securities, LLC.
333 W. Wacker Drive	Vice President	2002
Chicago, IL 6o6o6

■ BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since
1974			2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head of
333 W. Wacker Drive	Vice President	2019	Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017);
Chicago, IL 6o6o6			Chartered Financial Analyst and Certified Financial Risk Manager.

■ JOHN M. MCCANN			Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2021); Managing
1975			Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC
8500 Andrew Carnegie Blvd.	Vice President	2022	(since 2021); Managing Director (since 2021) and Assistant Secretary (since 2016) of TIAA SMA Strategies
Charlotte, NC 28262	and Assistant		LLC; Managing Director (since 2019, formerly, Vice President and Director), Associate General
	Secretary		Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1,
TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director (since 2018), formerly, Vice
President and Director, Associate General Counsel and Assistant Secretary of Teachers Insurance
and Annuity Association of America, Teacher Advisors LLC and TIAA-CREF Investment
Management, LLC; Vice President (since 2017), Associate General Counsel and Assistant Secretary
(since 2011) of Nuveen Alternative Advisors LLC; General Counsel and Assistant Secretary of
Covariance Capital Management, Inc. (2014-2017).

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed (2)	During Past 5 Years

Officers of the Funds (continued):

■ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen
1966	Vice President		Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and
333 W. Wacker Drive	and Assistant	2007	Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary
Chicago, IL 6o6o6	Secretary		(since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and
Managing Director (2008- 2016); Senior Managing Director (since 2017), and Secretary (since
2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice
President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior
Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and
Managing Director and Assistant Secretary (2011- 2016); formerly, Vice President (2007-2021) and
Secretary (2016-2021), of NWQ Investment Management Company, LLC, and Santa Barbara Asset
Management, LLC; Vice President and Secretary of Winslow Capital Management, LLC (since 2010).
Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative
Investments, LLC.

■ JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017);
1973	Vice President		Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers
8500 Andrew Carnegie Blvd.	and Assistant	2019	Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since
Charlotte, NC 28262	Secretary		2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate
Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.

■ DEANN D. MORGAN			President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of
1969			Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC since 2020);
730 Third Avenue	Vice President	2020	Managing Member of MDR Collaboratory LLC (since 2018); formerly, Managing Director, (Head of
New York, NY 10017			Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group
(2013-2017).

■ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President
1975			(2011-2016) of Nuveen.
333 W. Wacker Drive	Vice President	2017
Chicago, IL 6o6o6

■ TREY S. STENERSEN			Senior Managing Director of Teacher Advisors LLC and TIAACREF Investment Management, LLC
1965			(since 2018); Senior Managing Director (since 2019) and Chief Risk Officer (since 2022), formerly
8500 Andrew Carnegie Blvd.	Vice President	2022	Head of Investment Risk Management (2017-2022) of Nuveen; Senior Managing Director (since
Charlotte, NC 28262			2018) of Nuveen Alternative Advisors LLC.

■ E. SCOTT WICKERHAM			Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly,
1973	Vice President		Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisers, (LLC;
8500 Andrew Carnegie Blvd.	and Controller	2019	Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA
Charlotte, NC 28262			CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial
Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) to the CREF
Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

■ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund
1968	Vice President		Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of
333 W. Wacker Drive	and Secretary	2008	Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General
Chicago, IL 60606			Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen.

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed (2)	During Past 5 Years

Officers of the Funds (continued):

■ GIFFORD R. ZIMMERMAN			Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2022);
1956	Vice President		Managing Director, Assistant Secretary and General Counsel (since 2022), formerly,
333 W. Wacker Drive	and Assistant	1988	Co-General Counsel (2011- 2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director
Chicago, IL 60606	Secretary		(2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; Managing Director,
Assistant Secretary and Associate General Counsel (since 2022) of Nuveen Asset Management,
LLC; Vice President and Assistant Secretary (since 2022) of Winslow Capital Management, LLC:
formerly, Vice President and Assistant Secretary of NWQ Investment Management Company, LLC
(2002-2020), and Santa Barbara Asset Management, LLC (2006-2020); Chartered Financial
Analyst.

■ RACHAEL ZUFALL			Managing Director (since 2017), Associate General Counsel and Assistant Secretary (since 2014)
1973	Vice President		of the CREF Accounts, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds;
8500 Andrew Carnegie Blvd.	and Assistant	2022	Managing Director (since 2017), Associate General Counsel and Assistant Secretary (since 2011) of
Charlotte, NC 28262	Secretary		Teacher Advisors LLC and TIAA-CREF Investment Management, LLC; Managing Director of
Nuveen, LLC and of TIAA (since 2017).

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)
Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

26
7

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at:
www.nuveen.com/closed-end-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-C-1022D 2615425-INV-Y-12/23

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans, Albin F. Moschner, John K. Nelson and Robert L. Young, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Ms. Stone formerly served on the Board of Directors of CBOE Global Markets, Inc. (formerly, CBOE Holdings, Inc.), the Chicago Board Options Exchange, and the C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was as a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995.

Mr. Nelson is on the Board of Directors of Core12, LLC. (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Dynamic Municipal Opportunities Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
October 31, 2022	$29,940	$8,000	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

October 31, 2021	$31,355	$5,500	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
October 31, 2022	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

October 31, 2021	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
October 31, 2022	$0	$0	$0	$0
October 31, 2021	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a) (58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Albin F. Moschner, Judith M. Stockdale and Carole E. Stone, Chair.

ITEM 6.	SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

ITEM 8 (a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

John Miller, C.F.A., serves as the head of Nuveen Municipals for Nuveen Asset Management and leads the municipals fixed income strategic direction and investment perspectives for Nuveen. He also manages several municipal bond strategies and closed-end funds. Mr. Miller’s background features nearly 20 years of experience in the municipal marketplace. Before being named the co-head of Nuveen Municipals in 2011, he was chief investment officer for the firm’s municipal bond team starting in 2007. He was named head of portfolio management for Nuveen Asset Management in 2006 and became a portfolio manager in 2000 after starting at the firm as a municipal credit analyst in 1996. He began working in the investment industry at a private account management firm in 1993. Mr. Miller earned a B.A. in economics and political science from Duke University, an M.A. in economics from Northwestern University and an M.B.A. in finance with honors from the University of Chicago. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

Timothy T. Ryan, CFA, Managing Director at Nuveen Asset Management, is a portfolio manager for the firm’s SPDR Nuveen Exchange Traded Funds (ETFs) as well as several institutional portfolios. He is also the lead portfolio manager for the Strategic Municipal Opportunities strategy and co-manager for the All American Municipal Bond strategy. Tim joined Nuveen Asset Management as a portfolio manager in 2010 when the firm entered into a sub-advisory agreement with State Street Global Advisors. His portfolio management responsibilities have included overseeing a number of mutual funds as well as separately managed accounts for institutions and individuals. He began his municipal career in 1983 in public finance and switched to asset management in 1991 as a research analyst for Scudder, Stevens and Clark. During his investment management career, he has held positions in credit research, trading and portfolio management at various firms including State Street Global Advisors. Mr. Ryan graduated with a B.S. from the University of Wisconsin and a M.A. in Management from the J.L. Kellogg Graduate School of Management at Northwestern University. Mr. Ryan also holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

ITEM 8 (a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Other Accounts Managed. In addition to managing the registrant, the Portfolio Managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
John V. Miller	Registered Investment Company	12	$34.95 billion
	Other Pooled Investment Vehicles	1	$401 million
	Other Accounts	9	$1.08 billion
Timothy Ryan	Registered Investment Company	12	$23.68 billion
	Other Pooled Investment Vehicles	1	$401 million
	Other Accounts	10	$1.47 billion

*	Assets are as of October 31, 2022. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Funds and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Funds or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Funds or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

ITEM 8 (A)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary Portfolio Managers’ compensation is as follows:

Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

ITEM 8 (a)(4).	BENEFICIAL OWNERSHIP OF NDMO SECURITIES

As of October 31, 2022, the portfolio managers beneficially owned the following dollar range of equity securities issued by the Fund and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
John Miller	Nuveen Dynamic Municipal Opportunities Fund	$0	Over $1,000,000
Timothy Ryan	Nuveen Dynamic Municipal Opportunities Fund	$0	$100,001-$500,000

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14 (b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

(c)(4) Consent of Independent Registered Public Accounting Firm. EX99.IND PUB ACCT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Dynamic Municipal Opportunities Fund

By (Signature and Title)	/s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: January 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: January 9, 2023

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: January 9, 2023